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                                                                   EXHIBIT 10.11

                        CONFIDENTIAL TREATMENT REQUESTED

 [An * Indicates Material that has been Omitted and Separately Filed Under an
                    Application for Confidential Treatment]


                   Purchase, Resale and Marketing Agreement

This Purchase, Resale and Marketing Agreement ("Agreement") is executed this ___ day of _____________ 2000 by and between Genuity Solutions Inc. with principal offices at 3 Van de Graaff Drive, Burlington, MA 01083 ("Genuity") and Bell Atlantic Corporation with its principal office at 1320 North Courthouse Road, 5/th/ Floor, Arlington, VA 22201 ("Bell Atlantic")

WHEREAS, Genuity provides data and IP services;

WHEREAS, the parties estimate that there is a multi-billion dollar market opportunity for such services during the next five years;

WHEREAS, where permitted by applicable federal law, Bell Atlantic desires to market and resell Genuity's data and IP services to its customers;

WHEREAS, Bell Atlantic estimates that it could achieve revenues in excess of two billion dollars ($2,000,000,000.00) through the sale of such services within the next five years;

WHEREAS, Genuity desires to have Bell Atlantic market and resell, and Bell Atlantic desires to market and resell Genuity's IP and data services subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  SALE AND MARKETING OF GENUITY SERVICES

1.1  Appointment.  Genuity hereby authorizes Bell Atlantic and those Bell
     -----------
Atlantic affiliates who place orders hereunder ("Authorized Affiliate(s)") during the term of this Agreement to purchase either for their own use, to use in providing services to their customers, and/or to market and resell those Genuity services defined in the Service Schedules attached hereto (collectively, the "Genuity Services") to end users ("End Users") located in all geographic areas where Genuity offers the Genuity Services and where Bell Atlantic may lawfully offer the Genuity Services ("Territory"). The Genuity Services shall be provided by Genuity or a Genuity affiliate as identified in the applicable Service Schedule. An order for and the provision of a Genuity Service establishes a contract between the Bell Atlantic or the Authorized Affiliate and the Genuity-designated service provider for the Genuity Service under the terms and conditions of this Agreement and the relevant Service Schedule. Bell Atlantic and/or an Authorized Affiliate may designate another Bell Atlantic affiliate or third party to act as a sales agent for such Authorized Affiliate. Bell Atlantic shall be responsible for coordinating its program for such third party sales agents, including providing necessary support and training. Bell Atlantic shall indemnify Genuity for the actions of such third party agents as set forth in Section 10. Bell Atlantic's right to distribute and market Genuity Services shall be further defined in each Service Schedule. Such rights may include the right to resell the Genuity Service as a standalone service, as part of an integrated system or solution, or with value added services. (For the purpose of this agreement, the term "affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such person.)

1.2  Lead Referrals.  Bell Atlantic may in its discretion refer to Genuity any
     --------------
offers to purchase or orders for (i) Genuity Services, or (ii) other services offered by Genuity. Genuity may in its discretion refer to Bell Atlantic any offers or prospective offers to purchase the Genuity Services. Any such referral shall be made in accordance with applicable federal law and Section 2.4 of this Agreement. If either party makes such a referral, the referring party shall not, without advance notice to the other, independently pursue sale of the referred opportunity with the potential customer unless the other fails to pursue such referral within a reasonable time. Genuity and Bell Atlantic shall develop, no later than sixty (60) days

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following the Effective Date (as defined in Section 6.1 of this Agreement) a mutually agreed upon lead referral program that includes a commission to be paid by the party that completes a sale pursuant to a referral.

1.3  Non-Exclusivity.  Genuity reserves the right to market, distribute and sell
     ---------------
Genuity Services, directly or indirectly, within and outside of the Territory, and nothing in this Agreement shall limit in any manner Genuity's marketing or distribution activities, or its right to sell directly or appoint other dealers, distributors, licensees or agents within or outside the Territory to sell the Genuity Services. Similarly, Bell Atlantic reserves the right to market, distribute and sell, directly or indirectly, within or outside of the Territory, services that compete with the Genuity Services.

1.4  Service Changes.  Except as otherwise provided in a Service Schedule,
     ---------------
Genuity reserves the right to modify, change or add to any of the Genuity Services at any time, upon forty-five (45) days' notice to Bell Atlantic, and to remove or discontinue any of the Genuity Services at any time, upon ninety (90) days' notice to Bell Atlantic, provided that any such change, modification, addition, removal or discontinuance shall be part of a general action by Genuity with respect to the affected service and its retail and wholesale customers, and shall not affect any Bell Atlantic End User contracts or valid Genuity quotes in existence at the time of the Genuity notice. Genuity specifically agrees to continue to provide any Genuity Service and all related product support affected by such change or discontinuance in accordance with the description of the service and other terms and conditions in any Bell Atlantic End User contract (provided that the End User contract is consistent with the Genuity Service Description and other terms and conditions applicable at the time the contract was signed) or valid Genuity quotes, for the duration of the term of such End User contract or contract that results from such quote.

1.5  Service Schedules.   Each Service Schedule shall, at a minimum, include:
     -----------------
(i) a description of the service, term, and pricing, (ii) the obligations and responsibilities of each party related to the Genuity Service offered under the Service Schedule; (iii) any required End User contract terms (i.e., mandatory flowdown terms) that apply when Bell Atlantic markets or resells the Genuity Service; and (iv) applicable service level agreements.

2.  RELATIONSHIP OF THE PARTIES

2.1  Independent Contractors.  The relationship of Genuity and Bell Atlantic is
     -----------------------
that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint ventures, co-owners, or otherwise as participants in a joint or common undertaking, (iii) create a relationship of principal and agent, or (iv) allow either party to create or assume any obligation on behalf of the other except for the obligations that may be specified in this Agreement.

2.2  No Authority to Bind.  Each party acknowledges and agrees that it has
     --------------------
neither express nor implied authority to accept orders or enter into or modify contracts, whether oral or written, on behalf of the other party. Except for the Genuity Services or as may be specifically set forth in other agreements between the parties, Bell Atlantic shall not represent that any products and services marketed, offered, or sold by Bell Atlantic are approved or endorsed by Genuity in any way.

2.3  Actions by the Company, its Employees and Agents.  Each party shall be
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solely responsible for the acts and omissions of its employees, agents, and contractors, including, without limitation, all labor costs and expenses.

2.4  InterLATA Services.  Bell Atlantic shall not provide or jointly market with
     ------------------
Genuity a Genuity Service that is, or includes as a necessary, bundled component, an interLATA service in a state until Bell Atlantic has obtained any necessary authorizations or approvals to do so.

3.  GENUITY RESPONSIBILITIES

3.1  Provision of Services.  Genuity shall provide the Genuity Services to Bell
     ---------------------
Atlantic and/or to End Users at the rates and in

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accordance with the Service Descriptions and other specifications set forth in this Agreement and the Service Schedules. Genuity shall also provide to Bell Atlantic training, marketing assistance, support, equipment and software and other ancillary services and products as may be set forth in the Service Schedules and this Agreement.

3.2  Operations.
     ----------


(a) Genuity shall provide Bell Atlantic with mechanized, electronic access and interfaces to those Genuity systems that support Bell Atlantic's marketing, provisioning and support of the Genuity Services to End Users. This access and interface capability shall apply to the following information and functionality:
(i) pre-sales information; (ii) ordering and provisioning; (iii) new products literature; (iv) problem identification and isolation to assist Bell Atlantic in its provision of level one End User support; (v) repair/trouble ticketing; and
(vi) billing feeds, as appropriate, to the Genuity Services. Such access and interfaces shall be provided in accordance with the implementation schedule set forth in this Section 3.2. Genuity shall be solely responsible for the all costs incurred for system development and implementation necessary to comply with this
Section 3.2. Genuity may recover the cost of such development and implementation through the prices it charges all customers for the Genuity Services, but shall not otherwise charge Bell Atlantic any portion of such costs.

(b) Promptly following the Effective Date, Genuity and Bell Atlantic shall each designate by written notice a senior operations point of contact (O-POC) for developing, implementing and maintaining business process interfaces throughout the areas of each party's business affected by this Agreement. The parties shall oversee the rollout of transaction processes for quotes, orders, provisioning, customer care and billing across all Genuity Services. The shared design principles shall be integration across all Genuity Services, customer responsive, web based, scalable, and minimization of manual intervention. A written process architecture shall be developed and maintained by both parties. The first copy of this architecture shall be finalized within one hundred twenty
(120) days after the Effective Date. This shall be a dynamic document, available online to both parties, that shall be the basis for identifying improvement opportunities and for operations plans. The parties shall perform quarterly reviews of these plans, with the O-POCs jointly managing the agenda and attendees for such reviews. These reviews shall be alternately hosted by each party at its facility of choice. Genuity shall work with Bell Atlantic to develop and implement new support tools and process improvements with respect to Bell Atlantic's purchase and sale of the Genuity Services. Genuity shall retain all rights to tools and processes it develops, and, at its option, may implement these tools and processes for other customers and resellers.

(c) Bell Atlantic shall be responsible for the End User relationship. Genuity shall provide access to documentation, training materials, and on-line support tools that facilitate Bell Atlantic in providing level one support services for its End Users. At Bell Atlantic's request and at Genuity's expense, Genuity shall provide one time "train the trainer" sessions for level one support for each product or service. These training sessions shall be held at Genuity facilities for class sizes not to exceed 12 people, at mutually agreed times. Bell Atlantic shall pay travel and living expenses for its attendees. At Bell Atlantic's request, Genuity shall provide to Bell Atlantic quotes for fees on a daily basis (plus travel and living expenses) for subsequent "train the trainer" sessions, which sessions shall be held at Bell Atlantic facilities. Genuity shall provide such subsequent sessions upon Bell Atlantic's acceptance of such quote(s).

(d) Genuity shall provide at its expense level two and level three support for the Genuity Services. Bell Atlantic shall provide at its expense level one support for the Genuity Services it resells. For maintenance of Genuity-supplied customer premises equipment, Genuity shall act as service agent for Bell Atlantic on Level II and Level III support situations. This service and support shall be Bell Atlantic branded where practical. Genuity shall work cooperatively with Bell Atlantic and/or Bell Atlantic customers for identification/isolation of

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difficult end-to-end or otherwise elusive problems. Genuity shall assume all escalation and interface responsibilities for its suppliers.

(e) The parties shall agree upon and publish written Bell Atlantic and Genuity escalation and communication paths for the Genuity Services. These documents shall be an addendum to the business process architecture discussed above.

(f) Bell Atlantic and Genuity shall establish an operations review process to review the performance measurements under the service level agreements for each Genuity Service on a monthly basis, and establish action plans and "next steps" as appropriate. These monthly reviews may be conducted by telephone or in face-to-face meetings.

3.3  Business Practices.  Genuity and Genuity's representatives and employees
     ------------------
shall at all times give prompt, courteous and efficient service to End Users it has contact with pursuant to its obligations under this Agreement, or otherwise on behalf of Bell Atlantic. Both parties shall follow all End User interface procedures set forth in a Service Schedule and/or developed and agreed upon by the parties.

3.4  Training Support.  Genuity shall specify the level of training required to
     ----------------
sell and support the Genuity Services. Genuity shall make available, at its expense (other than travel and lodging expenses for Bell Atlantic employees) training support materials and training for the Genuity Services that is substantially equivalent to the training Genuity provides to its internal sales force (excluding Genuity-proprietary content such as strategic planning, internal sales discussions, Genuity market focus, Genuity customer specific information, and similar content) and is sufficient to qualify Bell Atlantic employees to provide the necessary technical expertise to design where applicable (on a pre-sale basis), sell and support the volume and type of Genuity Services which Bell Atlantic has forecast. This training shall be made available initially for a reasonable number of Bell Atlantic sales personnel, as mutually determined by the parties. Genuity shall make subsequent training available for new Genuity Services and significant enhancements to the services, and periodically during the term of this Agreement (no more frequently than once each calendar year) for a reasonable number of new sales personnel. Additional training required by Bell Atlantic shall be provided by Genuity at Bell Atlantic's expense, at a price not to exceed Genuity's reasonable costs of providing the training. The parties shall develop a training support plan within ninety (90) days of the effective date of this Agreement.

3.5  Marketing Support. Genuity shall reasonably assist Bell Atlantic in Bell
     -----------------
Atlantic's marketing and provision of the Genuity Services to End Users identified by Bell Atlantic. The parties shall develop procedures and guidelines for such marketing support within ninety (90) days following the Effective Date. Such assistance shall include making sales support and technical experts reasonably available for consultation with Bell Atlantic and the End User. At Bell Atlantic's request, Genuity shall provide qualified sales and/or technical support individual(s) to accompany Bell Atlantic on sales calls End Users. In such joint presentation to an End User, Bell Atlantic shall determine whether the proposed service shall be identified as a co-branded offering. Genuity's sales support and technical personnel who work on End User accounts associated with Bell Atlantic marketing activities shall not concurrently provide services pertaining to that End User to either Genuity's internal sales channels or any other reseller of Genuity. Any information about the End User, to include the identification of the sales opportunity, that is provided by Bell Atlantic, or that is developed by Genuity in its support of Bell Atlantic's sales efforts, shall be Bell Atlantic Confidential Information. In providing business and marketing support to Bell Atlantic pursuant to this
Section 3.5, Genuity shall not sell or attempt to sell the products or services of any party other than Bell Atlantic, provided, however, that Genuity may,
                                       -----------------
while providing such support and in consultation with Bell Atlantic, make recommendations to End Users regarding other Genuity Services available from Bell Atlantic.

3.6  Availability of Services and Support.
     ------------------------------------

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(a)  Genuity shall provide to Bell Atlantic the same type and quality of Genuity
Services (including, without limitation, Service Descriptions, service level agreements and remedies, geographic availability, and support) as Genuity provides to other resellers and to its own internal sales channel and retail customers. Genuity shall modify the Genuity Services and add new Genuity
Services as reasonably necessary to keep the portfolio of Genuity Services (including, without limitation, Service Descriptions, service level agreements and remedies, capacity availability in the Territory, and support) available under this Agreement competitive and current with comparable services available from other suppliers. Genuity shall not reduce the geographic coverage of a Genuity Service existing as of the date the parties executed this Agreement. Subject to the foregoing, Genuity shall be the sole determiner of its services portfolio and its market strategy, including the market segments upon which it shall focus and the levels of investment it shall make in particular services or market segments, or the geographic locations in which it will offer the Genuity Services.

(b) Genuity shall keep Bell Atlantic informed about new service offerings and significant product enhancements, and shall offer any new services and service enhancements to Bell Atlantic so that Bell Atlantic may market such new services or enhancements to End Users on as timely a basis as Genuity's internal sales channel or Genuity's other resellers or sales agents. In the event that Bell Atlantic has information that one or more of the Genuity Services are not competitive in the market, Bell Atlantic shall provide evidence thereof to Genuity and Genuity shall review this information and meet with Bell Atlantic to provide Genuity's response to Bell Atlantic's information.

(c) Within ninety (90) days of the Effective Date, the parties shall develop a benchmarking process to track prices and related terms for services comparable to the Genuity Services for the purpose of administering this Section 3.6.

3.7  Availability of Competitive Terms and Prices For Individual Customer
     --------------------------------------------------------------------
Requests
--------

(a) Bell Atlantic may request that Genuity provide reduced prices or discounts, different terms, or changed Service Descriptions ("Custom Bids") for purposes of responding to individual End User requests for proposals or negotiation with the End User. When Bell Atlantic has quoted Genuity Services and the End User has requested a Custom Bid, Bell Atlantic shall as soon as possible consult with Genuity regarding such requests. Genuity agrees to give good faith consideration to such requests, to offer such changes as Genuity determines it is willing to make and to respond to Bell Atlantic within the timeframes of the individual transaction which has generated such request. Bell Atlantic may obtain offers of services comparable to, or as reasonable substitutes for, Genuity Services from third parties. Where prices and/or other terms for such services are both responsive to the particular customer request and more favorable to Bell Atlantic than the prices and/or terms for Genuity Services, Bell Atlantic may notify Genuity that it has received offers that include such favorable prices and terms and request Genuity to meet such prices and terms. Genuity shall respond within the timeframes of an individual sales transaction as requested by Bell Atlantic. The parties agree to establish procedures under which such requests shall be handled, no later than ninety (90) days after the Effective Date, and to add such procedures as a schedule to this Agreement. Genuity shall treat information concerning price reductions and other information requested as Confidential Information of Bell Atlantic. Bell Atlantic shall treat Genuity's response, including any information developed by Genuity and provided to Bell Atlantic regarding pricing and other competitive information, as Confidential Information of Genuity and shall not provide such information to any third party other than in connection with providing a bid to the End User or as otherwise permitted by this Agreement.

(b) Genuity shall be obligated to provide Custom Bids to Bell Atlantic with respect to a Genuity Service where Genuity customarily provides such Genuity Service to other customers on a custom basis. In situations not covered by the preceding sentence, Genuity

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shall not be obligated to respond to Bell Atlantic requests for Custom Bids to the extent they exceed twenty percent (20%) of the quotes requested by Bell Atlantic for a particular Genuity Service in a calendar quarter.

3.8  Proposal Materials.  Unless otherwise agreed by Bell Atlantic, all sales
     ------------------
collateral, proposals, contracts and related proposal documents for Genuity Services covered by this Agreement and marketed by Bell Atlantic shall be prepared and presented by Bell Atlantic, using Bell Atlantic letterhead and other indicia. Genuity shall provide content that may be used without Genuity identification, as requested by Bell Atlantic. Bell Atlantic agrees to take all reasonable steps necessary to protect Genuity's intellectual property rights in such content, including reproducing all copyright notices, if any. Bell Atlantic further agrees that Genuity shall retain all rights in such content.
If the End User indicates interest in Genuity services that are outside the scope of the Genuity Services, Genuity shall coordinate with Bell Atlantic before making a proposal for such services. Genuity may submit proposal materials and customer contracts for such other services using Genuity letterhead, forms and indicia.

3.9  Return of Materials.  Upon request from Bell Atlantic, Genuity shall return
     -------------------
or destroy all materials provided by Bell Atlantic related to any proposal development or other marketing activity pertaining to an End User identified by Bell Atlantic. In such event, Bell Atlantic shall return to Genuity or destroy all proposal development or marketing material Genuity has provided to Bell Atlantic relating to such End User.


4.  OBLIGATION OF BOTH PARTIES

4.1  No Disparaging Conduct.  Neither party shall do anything that would tend to
     ----------------------
discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of the other party or any affiliate. This provision shall not, however, prevent either party from marketing competing services of either itself or other entities.

4.2  Identification with a Party.  Representatives of a party shall not
     ---------------------------
represent themselves as employees of the other party in contacts with End Users or others.

5.  BELL ATLANTIC OBLIGATIONS

5.1  Sales.  Bell Atlantic is authorized to sell the Genuity Services in the
     -----
Territory. Bell Atlantic may not market or sell the Genuity Services to End Users located outside of the Territory without the prior written consent of Genuity.

5.2  Bell Atlantic End User Support.  Unless otherwise addressed in a Service
     ------------------------------
Schedule or in this Agreement, or separately agreed between Bell Atlantic and Genuity, Bell Atlantic shall provide pre- and post-sales support to End Users.

5.3  Representations.  Bell Atlantic shall not make any representations or
     ---------------
statements regarding Genuity Services other than those contained in the applicable Genuity Service Description or approved in writing by Genuity.

5.4  Quotations/End User Billing.  Bell Atlantic shall be responsible for
     ---------------------------
issuing quotations to End Users for Genuity Services at prices to be determined by Bell Atlantic. Bell Atlantic is solely responsible for credit checks, credit approvals, billing and collection of fees for Genuity Services provided to End Users.

5.5  End User Prices.  Bell Atlantic shall be responsible for determining the
     ---------------
prices at which it shall offer the Genuity Services to End Users, and for communicating pricing information, including quotations, to End Users.

5.6  Compensation.  Bell Atlantic shall be responsible for compensating its
     ------------
employees, contractors, agents and other representatives for sales of Genuity Services to End Users.

5.7  End-User Agreement(s).  Bell Atlantic shall sell the Genuity Services by
     ---------------------
means of written agreements by and between End User and Bell Atlantic. Such agreements shall contain terms and conditions that are at least as

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protective of Genuity as the mandatory flowdown terms specified in the applicable Service Schedule.

5.8  Order Forecasts, Bell Atlantic shall provide Genuity with calendar
     ---------------
quarterly forecasts no later than the first day of the calendar quarter. The forecast shall reflect anticipated demand for the Genuity Services for the next eighteen (18) months by volume for each Genuity Service and shall reflect, if the information is available, the anticipated geographic areas where the Genuity Services shall be sold. Genuity shall treat the forecasts as Bell Atlantic Confidential Information. Within sixty (60) days following the Effective Date of this Agreement, the parties shall develop mutually agreed upon detailed forecasting requirements for each Genuity Service that shall be set forth as supplements to the applicable Service Schedules. The parties agree to work together to make the forecasting process a mutually beneficial business arrangement that supports each party's planning. Bell Atlantic shall make reasonable efforts to provide Genuity with the most complete and accurate forecast information possible for Genuity to effectively plan service availability. Reasonable efforts shall be made by Genuity to make the Genuity Services available to meet Bell Atlantic's forecasts.

6.  TERM AND TERMINATION

6.1  Term.  This Agreement shall take effect on the date on which, pursuant to
     ----
their Agreement and Plan of Merger, Bell Atlantic Corporation and GTE Corporation cause a Certificate of Merger to be executed, acknowledged, and filed with the Secretary of State of New York as provided in New York Corporation Law, Section 907 ("Effective Date"), and unless terminated earlier as provided herein, shall continue for a period of five (5) years thereafter (the "Initial Term"). The Agreement shall then renew for successive one (1) year renewal terms ("Renewal Term") unless either party provides the other with notice at least sixty (60) calendar days prior to the end of the Initial or Renewal Term of its intent to allow this Agreement to expire at the end of the current term. Upon expiration of this Agreement, in the event a Service Schedule or Schedules has or have a term ("Service Schedule Term") that extend(s) beyond the Initial or Renewal Term, as applicable, the Term shall be automatically extended and remain in effect until such time as all such Service Schedule Terms have been completed.


6.2  Termination for Default.  Either party may terminate this Agreement, and/or
     -----------------------
one or more Service Schedule if the default applies to such Service Schedules, without liability to the other party immediately by written notice in the event the other party (i) materially breaches this Agreement and fails to cure such breach within thirty (30) days following written notice thereof, provided, however, that if such breach cannot reasonably be cured during that time, the defaulting party must use reasonable commercial efforts to cure such breach as soon as practicable but in any event within ninety (90) days, (ii) engages in fraud, criminal conduct or willful misconduct in connection with the business relationship of the parties, or (iii) becomes insolvent, becomes involved in any liquidation or termination of its business, is adjudicated as bankrupt or effects an assignment for the benefit of creditors. In the event Bell Atlantic elects to terminate this Agreement pursuant to this Section, Genuity shall continue to provide the Genuity Services to any existing Bell Atlantic End Users receiving Genuity Services under a valid End User contract with Bell Atlantic as of the effective date of such termination provided however, that Genuity shall have no obligation to provide services to any such End User beyond the then current term of the End User's contract with Bell Atlantic. The parties shall negotiate in good faith with respect to any additional Genuity Services that Bell Atlantic may wish to acquire after the effective date of such termination, but Genuity shall have no obligation to agree to provide such services to Bell Atlantic. In the event Genuity terminates this Agreement pursuant to this Section, Bell Atlantic agrees to cooperate with Genuity and perform the same obligations described in Section 6.3 below to effect the transition of all outstanding End User agreements for the services to Genuity. Bell Atlantic shall provide its assistance at no charge to Genuity.

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6.3  Early Termination by Bell Atlantic.  In the event a legislature, regulatory
     ----------------------------------
agency, court or other governmental entity, by act or omission, materially and adversely changes the rights, obligations or risks of Bell Atlantic with respect to the sale of the Genuity Services, then Bell Atlantic may terminate this Agreement or any Service Schedule without liability by providing at least ninety
(90) days advance written notice thereof to Genuity. In such event, to the extent permitted by the End User, Bell Atlantic shall provide Genuity with copies of all End User agreements for the affected Genuity Service(s) and other End User information and shall cooperate to effect an orderly and seamless transition to Genuity of all outstanding End User agreements for affected
Genuity Services (including the assignment to Genuity of such agreements). Bell Atlantic shall reimburse Genuity for reasonable out-of-pocket costs incurred with respect to such transition. Genuity shall not be required to assume an End User agreement if it does not contain a mandatory flowdown provision or contains other terms and conditions that are materially different from Genuity's standard terms and conditions and if Genuity and Bell Atlantic are unable, despite reasonable efforts to amend such agreements to add such mandatory flowdown terms. Notwithstanding the foregoing, where Genuity has designated pursuant to
Section 1.1 a Genuity service provider that is a private carrier for the provision of capacity services (e.g., private line and ATM), then Genuity's obligations under this Section 6.3 with respect to the affected End User agreements shall be limited to Genuity using commercially reasonable efforts to arrange for another reseller of the Genuity Services to assume such End User agreements, provided, however, that Genuity may itself assume some or all of such End User agreements.

6.4  Effect of Expiration.  At Bell Atlantic's request, upon expiration, Genuity
     --------------------
shall (i) use commercially reasonable efforts in making an orderly and seamless transition of End Users from the Genuity Services to other services that Bell Atlantic may choose to offer such End Users; and (ii) continue providing the Genuity Services to Bell Atlantic as necessary to complete the then-current term of each End User contract that extends beyond such expiration or termination.

6.5  Use of Program Materials Upon Termination.  Except for any use that may be
     -----------------------------------------
necessary to perform its obligations under any existing End User agreements, Bell Atlantic shall, upon termination or expiration of this Agreement, immediately cease the use of all Genuity program materials and the Genuity marks related to the affected Genuity service and Bell Atlantic shall cease to represent itself as a Genuity reseller for the affected Genuity Service. Bell Atlantic shall return to Genuity all material previously provided by Genuity to Bell Atlantic.

7.  PRICING; PAYMENT TERMS; MINIMUM ORDER

7.1    Purchase Price. The price for each of the Genuity Services is set forth
       --------------
in the applicable Service Schedule. Some Genuity Services may include installation fees, usage fees and telco circuit connection and cancellation fees. To the extent Genuity is unable to identify such fees in the Service Schedule or at the time an order is placed, it shall provide Bell Atlantic with a good faith estimate thereof and notify Bell Atlantic as soon as it becomes aware of the amount of such fees. Genuity shall pass through such fees to Bell Atlantic at the cost and shall use commercially reasonable efforts to obtain the lowest cost. Such prices, including the above mentioned fees and costs, constitute the totality of charges for which Genuity may bill Bell Atlantic in connection with the purchase of the Genuity Services and performance of its obligations under this Agreement; no other charges (except for taxes as permitted below) shall appear on any invoice to Bell Atlantic unless otherwise agreed upon in writing by the parties.

7.2    Minimum Order.  Any minimum purchase commitment applicable to individual
       -------------
Genuity Services shall be set forth in the applicable Service Schedule.

7.3    Volume Purchase Commitment. In consideration of the performance
       ---------------------------
commitments

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

and other promises of Genuity as set out in this Agreement, Bell Atlantic agrees to purchase the Genuity Services in the dollar volumes as set out in Attachment 1 (the "Purchase Commitment") or pay to Genuity the amounts described therein in the event it fails to satisfy the Purchase Commitment.

7.4  Most Favored Customer.
     ---------------------

(a) The Multiple Services Discount (as defined in the pricing attachments hereto) offered to Bell Atlantic under this Agreement shall be at least as favorable to Bell Atlantic as any Multiple Services Discount, or any similar discount, offered, to any other non-government customer of the Genuity Services who has made a comparable or lower purchase or volume commitment for the Genuity Services under similar financial terms and conditions.

(b) The individual Genuity Service Baseline Pricing and Volume Discounts (as such terms are defined in the pricing attachments hereto) offered to Bell Atlantic for each of the Genuity Services (other than Genuity Services that are customized for Bell Atlantic pursuant to Section 3.7) available under this Agreement will be at least as favorable to Bell Atlantic as the pricing and/or discounts offered to any other non-government customer of the Genuity Services.

(c)  Exclusions:  The foregoing subsection (b) shall not apply to:

(1) Discounts offered for Genuity Service(s) (or service components) to a customer that are offset by lesser discounts on other Genuity Service(s) (or service components) such that, given such customer's purchase commitments for such Genuity Services, Bell Atlantic's discounts in aggregate are more favorable;

(2) Discounts are offered in good faith in exchange for corresponding (and quantifiable, if practicable) value from a customer (e.g., in settlement of a claim, in exchange for marketing or advertising, in consideration of customer-unique cost reductions, etc.); provided, however, that in the event such consideration could reasonably apply to Bell Atlantic and Genuity, then Genuity shall offer such discounts along with the corresponding terms and conditions reasonably and economically required to offer such pricing, in accordance with section (d), below;

(4) Discounts offered by Genuity on an exceptional basis resulting in pricing with no margin for the purpose of securing strategic accounts; or

(5) Discounts or pricing offered for beta tests or pilot programs that are significantly limited in time and scope, in error, for charitable or promotional purposes; or for any de minimus contracts (less than $24,000 per year in aggregate per customer or affiliate).

(d) Process. Genuity will give Bell Atlantic written notice (in accordance with this Agreement) of any more favorable discounts and/or pricing offered to another buyer pursuant to sections (a) or (b) above, within thirty (30) days of execution of a service agreement between Genuity and such buyer. Within thirty
(30) days of receipt of such notice from Genuity, Bell Atlantic shall provide Genuity with written notice in accordance with this Agreement of whether it accepts such prices. If Bell Atlantic accepts such prices, this Agreement shall be amended accordingly by a writing that is signed by the parties, and such prices shall be deemed to apply as of the date the same were first offered to such buyer. If a credit is due Bell Atlantic as a result of the application of such prices, then Genuity shall either apply the resulting credit to Bell Atlantic's account on the next invoice sent by Genuity to Bell Atlantic, or refund the amount to Bell Atlantic, at Bell Atlantic's election.

7.5  Payment Terms.  Payments by Bell Atlantic in consideration of provision of
     -------------
Genuity Services by Genuity in accordance with this Agreement are due in United States dollars in the United States net thirty (30) calendar days from receipt of a valid and complete invoice. In the event Genuity has not received payment from Bell Atlantic within forty-five (45) days from the date of issuance of the invoice by Genuity, and Bell Atlantic has not disputed the invoice pursuant to the terms of Section 7.7, Genuity may, without limiting its remedies at law or equity for any default, upon thirty (30) days written notice to Bell Atlantic, suspend service to the End User for the affected service, if Bell Atlantic has not within this period provided payment; provided, however, that Genuity shall give Bell Atlantic written notice at least fifteen (15) days in advance of taking such action which shall identify the End Users to whom Genuity proposes to suspend service.

7.6  Interest on Overdue Amounts.  Genuity may charge Bell Atlantic interest at
     ---------------------------
the lower of 1.5% per month or the highest monthly rate permitted by law on all invoiced amounts that are not in dispute, as provided in Section 7.7, below, for which payment has not been received by the due date of such invoice.

7.7  Disputed Invoices.  In the event Bell Atlantic disputes an invoice issued
     -----------------
by Genuity for services performed under this Agreement, Bell Atlantic may, no later than the due date of the invoice, notify Genuity in writing of such dispute. Such notice shall identify and describe in detail the basis for such dispute. Within thirty (30) days of the receipt of such notice by Genuity, Genuity shall either correct the invoice, resolve the dispute, or respond in writing to Bell Atlantic providing specific reasons why the invoice is correct. If, within forty-five (45) days of the date of Genuity's response, the dispute is not resolved, Bell Atlantic and Genuity shall each designate an executive to meet and negotiate in good faith to resolve the dispute. Bell Atlantic shall pay any undisputed amount within the time frame noted in section 7.5, above, and may withhold disputed amounts pending resolution of the dispute. Within thirty
(30) days following the resolution of a dispute over an invoice, the party owing an amount shall pay or credit the other the amount due. Failure to raise a dispute over an invoice in accordance with the procedures of this section shall not prevent or prejudice Bell Atlantic in subsequently raising the matter.

7.8  Taxes and Duties.  Bell Atlantic shall be responsible for the payment of
     ----------------
any and all sales, value added, withholding or other taxes, duties, levies, fees and other charges that are or may be imposed by any governmental entity based on Bell Atlantic's sale of the Genuity Services to End Users.

8.  TRADEMARKS, TRADENAMES; PROPRIETARY RIGHTS

8.1  Co-Branded Genuity Services.  The Genuity Services and related customer
     ---------------------------
support services may be co-branded (e.g., "Bell Atlantic Web Hosting powered by Genuity," etc.). The form and content of such co-branding is set forth in the Service Schedules. Bell Atlantic may brand resold Genuity Services otherwise as determined by Bell Atlantic, if Bell Atlantic makes no use of a Genuity name, servicemark or trademark in association with the service. Any co-branding shall be in accordance with applicable federal law and Section 2.4 of this Agreement.

8.2  Trademark License. (i) Each party hereby grants to the other during the
     -----------------
Agreement Term a limited, nontransferable, and nonexclusive license, without the right to grant sublicenses to use such party's Program Marks (as set out in the Trademark Schedule or otherwise provided in writing) solely in connection with the production and dissemination of co-branded marketing materials in the Territory for the Genuity Services and in connection with co-branded customer care materials for the Genuity Services to be performed by Genuity hereunder, subject to the terms and conditions of this Agreement, to include compliance with applicable federal law and Section 2.4 of this Agreement. (ii) Any and all such materials using a party's Program Marks shall be developed in consultation with that party, and shall not be publicly disseminated without the party's prior written approval as to their form. If a party at any time finds any materials using its Program Marks to be deficient in quality or finds any materials being marketed in a misleading or deceptive manner or otherwise in violation of this Agreement, then it must notify the other in writing of such deficiency, and the other party shall eliminate such deficiency within thirty
(30) days after receiving written notice. A party shall have the right to publish additional conditions and quality standards, from time to time, as is necessary to protect its Program Marks, provided such conditions and standards are imposed on other use of the same marks by that party or any of its Affiliates. A party shall not, directly or indirectly, license or attempt to license, whether orally or in writing, any other person to use any of the other party's Program Marks, and, shall make no assignment of any right to use the Program Marks. Any attempt to assign any right to use Program Marks other than as contemplated hereby as well as any attempt to license another person or entity to use the Program Marks shall result in immediate cancellation of the license granted herein. A party shall not have any right, title, or interest in and to the other's Program Marks, or in the registrations or applications for registration thereof, except only the right to use the Program Marks as specifically authorized by this Agreement. Each party acknowledges that its use of the other's Program Marks shall not create in its favor any right, title, or interest therein. Neither party shall use any trademark, service mark, corporate name, business name, trade name or domain name identical with or confusingly similar to the other party's Program marks, except for the Program Marks and then only as expressly permitted by this Agreement. Each party agrees that it shall never directly or indirectly challenge, contest or call into question or raise any questions concerning the validity or ownership of the other party's Program marks or any registration or application for registration for the Program Marks of the other party. Neither party shall use any of the other's Program Marks except in the graphic format set forth in Schedule A-2, or as otherwise provided for herein. If a party decides in its sole discretion to modify or discontinue the use of any of its Program Marks, the other party shall refrain from using the unmodified or discontinued marks, destroy all designs, stationery, promotional materials, advertising or other materials of every kind using any of the unmodified or discontinued marks, and to commence using the modified or substituted marks in accordance with this Agreement as if such marks had been identified herein, provided that the party so modifying or discontinuing its Program Marks shall promptly reimburse the other for any and all costs and expenses it incurs in connection with the reprinting of new documentation and materials for use in connection with such Program Marks and such other costs as it shall reasonably incur.


8.3  Ownership of Work Product. Subject to pre-existing rights as to elements
     -------------------------
incorporated in the co-branded marketing and customer care materials ("Work Product"), each party shall have and retain all ownership rights (including, without limitation, ownership of any copyrights) in the work product that it creates, and prepares, and all such work product shall remain the exclusive property of that party. Each party's trade name(s), trademark(s), logo(s) and icon(s) shall remain its exclusive property, notwithstanding the fact that its trade name(s), trademark(s), logo(s) and icon(s) have been included in a work product prepared by the other party. Each party hereby grants to the other until the effective date of termination of this Agreement a limited, nontransferable, and nonexclusive license to use its work product in the Territory solely as necessary to perform such party's obligations hereunder.


9.  CONFIDENTIALITY


9.1  Nondisclosure and Nonuse Obligations. Each party shall not disclose to
     ------------------------------------
third parties all information and know-how in any form, transmitted to the other that the disclosing party has identified, by letter or other written notice, as being proprietary or confidential ("Confidential Information"), and shall make no use of such information and know-how except under the terms and during the term of this Agreement. Each party shall treat as Confidential Information of the other party information regarding the other party's pricing, marketing and sales strategies, and internal operations procedures as proprietary and confidential, regardless of whether such information has been identified proprietary or confidential at the time of disclosure. Neither party shall have an obligation pursuant to the foregoing to protect that portion of such information that (i) it rightfully received from another party, without restriction on use or disclosure prior to its receipt from the disclosing party;
(ii) the disclosing party has disclosed to a third party without any restrictions on use or disclosure; (iii) enters the public domain (i.e.

without any restrictions on use or disclosure) by some action other than breach of this Agreement by the receiving party; (iv) is independently developed by or for the receiving party; or (v) is disclosed pursuant to a valid subpoena or other government order. Each party shall safeguard proprietary or confidential information disclosed by the other using the same degree of care it uses to safeguard its own proprietary and confidential information but, in no event, shall use less than a reasonable degree of care. Each party's obligation under this paragraph shall extend for a period of three (3) years following termination or expiration of this Agreement.


9.2   End User Information.  The parties agree to treat End User information, to
      --------------------
include proposals, pricing and type of services provided, as Confidential Information under the terms of the preceding subsection. In addition, the parties agree that, as between them, the End User information of a customer that is identified and brought into the Genuity - Bell Atlantic relationship as a customer or potential customer, shall be the Confidential Information of the party that identified and brought the End User to the relationship. If the parties assist each other in the marketing of the Genuity Services, the End User information related to that marketing shall be the confidential information of the party that has the primary relationship with the End User. A party that receives End User information of the other party shall restrict its use of that information solely to the transactions relating to the Genuity Services, and shall not disclose any such End User information to other parts of the party's organization, to include any other sales channel.


10.  INDEMNIFICATION.


10.1  Infringement. Genuity shall defend and indemnify Bell Atlantic and hold
      ------------
Bell Atlantic harmless from any damages, costs and attorneys fees finally awarded against Bell Atlantic and its End Users based upon a claim that Genuity Services infringe any U.S. patent, copyright, trademark, trade secret or other intellectual property right provided that Bell Atlantic promptly notifies Genuity in writing of such claim and cooperates with Genuity by providing Genuity with the opportunity, full authority, and assistance (at Genuity's expense) to defend or settle the claim. Should any Genuity Service become, or likely to become, in Genuity's opinion, the subject of a claim, Genuity may at its option and expense: (i) replace or modify the Services so that that infringement does not exist; (ii) procure for Bell Atlantic and its End Users the right to continue to use the infringing Genuity Services; or, if (i) and
(ii) are not commercially reasonable, (iii) cease providing the infringing Genuity Services and refund to Bell Atlantic any payments made for the terminated Genuity Service for the period after the termination date. This section states the entire liability of Genuity with respect to infringement of any intellectual property rights by Genuity and its suppliers and Genuity and its suppliers shall have no additional liability with respect to any alleged or proven infringement. Genuity shall have no liability for and Bell Atlantic shall indemnify and hold Genuity and its suppliers harmless from any and all claims, damages, costs and attorneys fees Genuity incurs from any claim arising solely from (a) the combination, by Bell Atlantic or its End Users, of Genuity Services with other products or services not provided by Genuity that are not authorized by Genuity or are not reasonably intended to be used in combination with the Genuity Services, or (b) any alteration or modification of Genuity Services that were not made or authorized by Genuity or (c) the use of a Genuity Service by either Bell Atlantic or its End Users in a manner for which it was neither
intended or designed.   The parties disclaim the implied warranty of non-
infringement, relying instead on the terms of this Section.


10.2  General Indemnity.  Genuity and Bell Atlantic shall each indemnify, defend
      -----------------
and hold the other party and its affiliates, and their respective agents, representatives, employees, directors, officers and assigns harmless against any losses, damages, liabilities, claims or demands (including all costs, expenses and attorneys' fees on account thereof or in connection with any investigation or preparation related thereto or the enforcement of the indemnification provisions of this Agreement) that may be made as a result of claims made: (i) by anyone for bodily injuries (including death) to persons or damage to or theft of tangible or intangible property resulting from the indemnifying party's or its agents' intentional and willful misconduct or negligent acts or omissions or those of persons furnished by such party while performing work hereunder pursuant to this Agreement or in connection with materials furnished by such party pursuant to this Agreement excluding any claims based on lost data or information unless such claims are based on intentional and willful misconduct; (ii) by persons furnished by the indemnifying party or any contractors based on employment contract, or federal, state or local laws prohibiting discrimination in employment; (iii) by persons furnished by the indemnifying party or any contractors under worker's compensation or similar acts; or (iv) resulting from or in connection with the indemnifying party's or its agents' breach of any applicable law, statute, order, decree, or regulation in performance of its obligations hereunder. In addition, Bell Atlantic shall indemnify, defend and hold harmless Genuity and its affiliates, and their respective agents, representatives, employees, directors officers and assigns harmless against any losses, damages, liabilities, claims or demands (including all costs, expenses and attorneys' fees on account thereof or in connection with any investigation or preparation related thereto or the enforcement of this indemnification provision) that may be made by any third party for claims arising from Bell Atlantic or Bell Atlantic's End Users' use of the Genuity Services and that are not (i) otherwise subject to indemnification under this Agreement or a Service Schedule, or (ii) proximately caused by the negligent acts or omissions or other willful misconduct of Genuity or its affiliates, or their respective agents, representatives, employees, directors officers or assigns. The indemnified party shall provide written notice to the other party of any written claims or demands against it for which the other party is responsible hereunder and shall be entitled, at its option, to assume the defense or settlement of any such claim.

11.  WARRANTY

11.1 Service Warranty. Genuity warrants that the Genuity Services shall be
     ----------------
provided by qualified personnel in a professional and workmanlike manner in accordance with the industry standards, and that the Genuity Services shall perform in substantial accordance with the terms of this Agreement, including, but not limited to, the service descriptions for the Genuity Services set forth in the Service Schedules. Genuity further warrants that it has and shall maintain all rights, authorizations and permits that may be necessary to provide the Genuity Services.

11.2 Year 2000 Warranty. Genuity shall provide the Year 2000 warranty for the
     ------------------
Genuity Service as specified in the Service Schedule for that particular Genuity Service.

11.3 Warranty Remedy. If a Genuity Service fails to meet the warranty set out
     ---------------
in Section 11.1 or 11.2, upon notice from Bell Atlantic, Genuity shall at its expense promptly correct the deficiency so that the Genuity Service is compliant with the warranty and shall refund to Bell Atlantic the charges paid by Bell Atlantic for the affected service during the period the Service failed to meet the particular warranty. The foregoing shall not apply to the extent the deficiency is covered by a service level agreement for which there is a monetary remedy.


11.4 Service Level Guarantee. If the Service Schedule for a Genuity Service
     -----------------------
provides for a service level guarantee and a remedy for failure to attain such guarantee, then such service level guarantee may be extended to Bell Atlantic End Users by Bell Atlantic as Bell Atlantic's Service Level Guarantee. Except as stated in Section 11.3, the service level guarantee remedy shall be in addition to the remedy set out in Section 11.3.


11.5 EXCLUSION OF OTHER WARRANTIES /REMEDIES. THE WARRANTIES AND REMEDIES
     ---------------------------------------
PROVIDED IN THIS AGREEMENT ARE BELL ATLANTIC'S SOLE AND EXCLUSIVE WARRANTIES AND REMEDIES FOR BREACH OF WARRANTY WITH RESPECT TO THE GENUITY SERVICES. GENUITY SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES WITH REGARD TO GENUITY SERVICES PROVIDED UNDER

THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BELL ATLANTIC MAKES NO WARRANTIES UNDER THIS AGREEMENT, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE.


12.  ORDERS BY AFFILIATES


Any Authorized Affiliate of Bell Atlantic may place orders under this Agreement. Genuity shall provide the Genuity Services to such affiliates pursuant to such order in accordance with the terms and conditions of this Agreement.


13.  LIMITATION OF LIABILITY


13.1 EXCEPT FOR BREACHES OF CONFIDENTIALITY OR OTHER INTELLECTUAL PROPERTY RIGHTS AND THE PARTIES' INDEMNIFICATION OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, CONSEQUENTIAL, INDIRECT, PUNITIVE, OR INCIDENTAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOSS OF OR DAMAGE TO DATA), EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.2 EXCEPT FOR BREACHES OF CONFIDENTIALITY OR OTHER INTELLECTUAL PROPERTY RIGHTS, THE PARTIES' INDEMNIFICATION OBLIGATIONS, OR BELL ATLANTIC'S OBLIGATIONS UNDER SECTION 7.3, NEITHER PARTY'S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS HEREUNDER SHALL EXCEED TWENTY-FIVE MILLION DOLLARS ($25,000,000.00).


13.3 NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, GENUITY SHALL HAVE NO RESPONSIBILITY OR LIABILITY IN CONTRACT, TORT, OR OTHERWISE FOR ANY LOSS, CLAIM, OR DELAY RESULTING FROM THE INTERRUPTION OR DEGRADATION OF SERVICES CAUSED BY THE PROVISION BY BELL ATLANTIC OR A THIRD PARTY (OTHER THAN A THIRD PARTY ACTING UNDER GENUITY'S DIRECTION OR CONTROL) OF TRANSIT OR OTHER SERVICES OR PRODUCTS IN CONNECTION WITH THE GENUITY SERVICES.


14.  GENERAL


14.1 Notices. All notices required to be given in connection with this
     -------
Agreement shall be sent by a means that obtains an acknowledgment of receipt. Notices shall be sent to the following addresses:


Bell Atlantic:



     1320 North Courthouse Road
     5th Floor
     Arlington, VA  22201
     Attention: President


with a copy to:


     Bell Atlantic Legal Department
     1320 North Courthouse Road
     8th Floor
     Arlington, VA  22201
     Attention: General Counsel


Genuity:


     Genuity Inc.
     3 Van de Graaff Drive
     Burlington, MA  01803
     Tel:  800/472-4565
     Attention: President


with a copy to:



     Genuity Inc.
     3 Van de Graaff Drive
     Burlington, MA  01803
     Tel:  800/472-4565
     Attention:  General Counsel

or to such other address as the party to receive the notice so designates by written notice to the other. Notices shall be deemed effective upon receipt.

14.2 Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous communications, representations and agreements. The recitals in this Agreement are illustrative only and shall not be binding on the parties. This Agreement shall not be modified except by a written agreement dated subsequent to the date this Agreement is executed by both parties, and signed on behalf of the Bell Atlantic and Genuity by their respective duly authorized agent. The provision of any Genuity Service to Bell Atlantic that was, prior to the Effective Date of this Agreement, provided under another agreement, shall be provided pursuant to this Agreement after the Effective Date. If the prices, terms or conditions applicable to such Genuity Service are more favorable to the End User under the prior agreement, the more favorable prices, terms or conditions shall apply for that End User.


14.3 Severability. If any provision of this Agreement is declared or found to
     ------------
be illegal, unenforceable or void, then it shall be amended to the extent necessary to make it legal and enforceable while preserving its intent; the unenforceability of any provision of this Agreement shall not impair the enforceability of any other provision of this Agreement.


14.4 No Waiver. No waiver of any breach of any provisions of this Agreement
     ---------
shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative.


14.5 Nonassignability and Binding Effect. (i) Neither party shall assign any
     -----------------------------------
right or interest under this Agreement, except for monies due or to become due, nor delegate any work or other obligation to be performed or owed under this Agreement to any third party without the prior written consent of the other party, provided, however, that the merger or consolidation of one party into, or the sale of all or substantially all of the assets of such party to, a third party shall not be deemed to be an assignment. Any attempted assignment or delegation in contravention of the above shall be void and ineffective. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Notwithstanding the above, each party shall have the right to assign this agreement and to assign its rights and delegate its duties under this agreement, either in whole or in part (an "assignment"), at any time and without the other party's consent, to any wholly-owned subsidiary or affiliate of the assignor. The assignor shall give the non-assigning party written notice of any assignment. The assignment shall neither affect nor diminish any rights or duties that either party may then or thereafter have as to Genuity Services ordered by Bell Atlantic prior to the effective date of the assignment. (ii) Any assignment of monies by the assignor shall be void and ineffective to the extent that (i) the assignor has not given the non-assigning party at least sixty (60) days prior written notice of such assignment and (ii) such assignment attempts to impose upon the non-assigning party obligations to the assignee additional to payments of such monies or to preclude the non-assigning party from dealing solely with the other party in all matters pertaining to the Agreement.

14.6 Force Majeure. Neither party shall be in default of any obligation under
     -------------
this Agreement or any Service Schedule nor liable for any delay or failure in performance which results directly or indirectly from Acts of God, casualty, acts of civil or military authorities, civil disturbances, war, strikes or other labor-related disputes, fires, disruption in transportation, flood, lock out, epidemic, destruction or shut-down of facilities, railroad disaster, cable cut, shortage or curtailment, or other causes beyond the party's reasonable control.

14.7 Regulatory Compliance. This Agreement is subject at all times to any
     ---------------------
statute, order, rule, or regulation or any state or federal regulatory agency having competent jurisdiction over one or both of the parties hereto or the services provided hereby. The parties agree to cooperate with each other and with any applicable regulatory agency so that any and all necessary approvals may be obtained. During the term of this Agreement, the parties agree to continue to cooperate with each other in any review of this Agreement by a regulatory agency so that the benefits of this Agreement may be achieved. Notwithstanding the Effective Date and term of this Agreement as stated elsewhere, to the extent that any statute, order, rule or regulation or any regulatory agency having competent jurisdiction over one or both parties to this Agreement, shall require that this Agreement or subsequent amendment be filed with or approved by such regulatory agency before the Agreement or amendment may be effective, this Agreement or amendment shall not be effective in such state until the first business day after such approval or filing shall have occurred.

14.8   Continuing Obligations. Notwithstanding termination or expiration of this
       ----------------------
Agreement or any Service Schedule hereunder, Bell Atlantic's obligation to pay for Genuity Services provided hereunder shall continue. Any obligations, duties, or rights that may, by their nature, extend beyond the expiration or termination of this Agreement or any particular Service Schedule, shall survive any such expiration or termination. Nothing in this section shall affect either party's rights or remedies at law or in equity in the event of a breach by the other party.


14.9   Governing Law. This Agreement shall be governed by the laws of the
       -------------
Commonwealth of Massachusetts without regard to its conflicts of laws principles.


14.10. Compliance with Laws.  The parties shall comply with all applicable
       --------------------
laws, statutes, ordinances, directives, rules, regulations, orders and decrees of any court or regulatory authority of competent jurisdiction in performing this Agreement. If Bell Atlantic requires Genuity to temporarily adjust its business as set forth in this Paragraph, Bell Atlantic shall provide Genuity with 180 days prior written notice of the date on which Bell Atlantic intends to exercise its option to convert its B Shares of Genuity stock ("Bell Atlantic Notice"). In the Bell Atlantic Notice, Bell Atlantic may, at its discretion, designate certain States in which it does not expect to have legal authority under applicable federal law ("Bell Atlantic Designated States"), to operate Genuity at the time of the Bell Atlantic conversion. Upon receipt of the Bell Atlantic Notice, Genuity shall temporarily adjust its business in the Bell Atlantic Designated States in such a manner, as Genuity determines in its sole discretion, as will allow Genuity to operate in compliance with applicable federal law in such States on or before the conversion date set forth in the Bell Atlantic Notice. In no event shall (1) the Bell Atlantic Designated States account for greater than 3 percent of Genuity's total revenue, as measured by comparing the revenue arising out of Genuity business in the Bell Atlantic Designated States to Genuity's revenue for its overall operations for the prior 12 months before the date of the Bell Atlantic Notice and/or (2) the adjustment of Genuity's operations result in the loss to Genuity of overall revenue of more than 3% of its revenue for the prior 12 months before the date of the Bell Atlantic notice. Bell Atlantic agrees to pay an amount necessary to make Genuity financially whole as a result of Genuity's modifications to its business under this Paragraph. Such amount shall not be greater than 3 percent of Genuity's total revenue, as described above.


14.11. Additional Remedies. The rights and remedies set forth in this Agreement,
       -------------------
unless otherwise stated in this Agreement, are in addition to and not in substitution of all rights and remedies available to the parties at law, in equity, or otherwise.


14.12. Audit. During the Term and for a period of three (3) years thereafter,
       -----
each party shall keep and maintain records of amounts billed to and paid by Bell Atlantic for Genuity Services under this Agreement in accordance with generally accepted accounting principles. Each party shall also keep and maintain for the same three (3) year period, records showing compliance with the terms of this Agreement other than billing and payment terms. Each party shall provide the other and its representatives full and complete access to such records at all reasonable times for purposes of audit related to a party's performance under this Agreement, during the Term hereof and for such three (3) year period. At the request of the audited party, the audit shall be conducted by an independent auditor chosen by the auditing party and reasonably acceptable to the audited party. Such independent auditor shall not be permitted to disclose any confidential customer contract, pricing or other proprietary information of the audited party to the auditing party, except as and to the extent permitted elsewhere in this Agreement.



14.13.  Dispute Resolution.
        ------------------

(a) The parties agree to seek resolution of any claim or dispute arising out of or related to this Agreement through negotiations as set out in this section prior to filing any lawsuit or administrative claim or complaint. The parties shall first attempt in good faith to reach resolution through discussions at the non-executive level. If such efforts are not successful, the parties shall escalate the dispute to the vice president level in their respective organizations. Either party may then submit a written notice to the other party in accordance with the notice provisions of this Agreement, requesting initiation of these dispute resolution procedures. The notice shall set out the nature of the dispute and shall identify the person in the notifying party's organization who has the authority to reach final decision on the dispute. Within ten (10) days of receipt of such notice, the receiving party shall respond in writing with designation of the person in its organization who has the authority to reach final decision on the dispute. The representatives shall then meet and negotiate in good faith to resolve the dispute. The discussions shall be left to the discretion of the representatives, who may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in any lawsuit or administrative proceeding without the concurrence of all parties pursuant to Rule 408 of the Federal Rules of Evidence. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit. The parties agree to pursue resolution under this subsection for a minimum of 60 days following the first written notice requesting initiation of these dispute resolution procedures before pursing arbitration as set forth in subsection (b), below. The foregoing procedure shall not apply to claims or disputes relating to confidential information, other intellectual property, or indemnity rights or obligations.


(b)  If the parties cannot resolve the dispute in accordance with subsection
(a), above, either party shall have the right to cause the parties to enter into binding arbitration in accordance with the rules of the American Arbitration Association then in effect. The place of arbitration shall be conducted in the County of New York, in the State of New York. Three (3) arbitrators, each having at least five (5) years of experience in the telecommunications field, shall be appointed, one by each party, and then one selected jointly by those two arbitrators, for such arbitration. Any award rendered therein shall specify the findings of fact of the arbitrators and the reasons for such award, with reference to and reliance on relevant law. The parties shall each be responsible for their own costs in the arbitration and shall share equally in the cost of the arbitrator and any related costs such as meeting space and the like.

14.14 Government Requirements. Genuity shall comply with applicable provisions
      -----------------------
of Attachment 2, Government Requirements. Attachment 2 is hereby made a part of this Agreement. The term Consultant" in Attachment 2 shall be deemed to mean Genuity.


14.15 Good Faith Performance. Subject to the terms and provisions of this
      ----------------------
Agreement, each party covenants that it shall take, or cause to be taken, all lawful actions to do, or cause to be done, all things necessary, proper, or advisable to comply with the provisions of this Agreement. In the performance of its obligations under this Agreement, each party covenants that it shall act fairly and in good faith. Where notice, approval or similar action by a party is permitted or required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld. The parties shall cooperate in good faith to amend this Agreement to correct any inadvertent failure to include or inadvertent inclusion of, any non-material terms or conditions, if any.


14.16 No Third Party Beneficiaries. Except as provided herein, this Agreement
      ----------------------------
is for the sole and exclusive benefit of the parties hereto and nothing in this Agreement shall be construed to grant to any person other than the parties hereto, and their respective successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.


14.17 Publicity. This Agreement shall be treated as confidential information
      ---------
of both parties and shall and protected in accordance with Section 9 hereto. Without limiting the foregoing, neither party shall issue any press release, advertising or other publicity material using the other party's name or marks or describing in any way the terms of this Agreement without first receiving the other party's written consent as to form and content, which consent shall not be unreasonably withheld or delayed.


14.18 Headings. The headings contained herein are included solely for ease of
      --------
reference and in no way shall limit, expand or otherwise affect either the substance or construction of the terms and conditions of this Agreement or the intent of the parties hereto.



Each of the parties has read, understood and agrees to comply with these terms and conditions.


BELL ATLANTIC CORPORATION           GENUITY SOLUTIONS INC.

By: ___________________________     By: ___________________________

Name: _________________________     Name: _________________________

Title: ________________________     Title: ________________________

Date: _________________________     Date:__________________________

                                                                    Attachment 1

                              Purchase Commitment


Bell Atlantic will use Genuity as its preferred provider of the types of services covered in the Agreement. Accordingly, Bell Atlantic will spend no less than five hundred million dollars (US $500,000,000) ("Purchase Commitment") to purchase the Genuity Services during the Initial Term, subject to the terms and conditions of the Agreement and the following:

A.  Included Items

The following amounts, not counting taxes paid to Genuity pursuant to Section 7.8, shall be counted toward the Purchase Commitment:


1. Any and all amounts paid and/or owed by Bell Atlantic and/or an Authorized Affiliate to Genuity for the Genuity Services.

2. Any and all amounts received by or owed to Genuity for the Genuity Services or similar services that are sold by Genuity pursuant to a referral made by Bell Atlantic under the lead referral program described in Section 1.2.

3. Any and all amounts paid and/or owed by Bell Atlantic and/or an Authorized Affiliate to one or more third part(ies) (i.e., a non-Bell Atlantic affiliate) for the purchase of substitute services in the event that Genuity does not maintain a competitive and current portfolio of services under Section 3.6, and such failure is the proximate cause of the events described above.

4. Any and all amounts paid and/or owed by Bell Atlantic and/or an Authorized Affiliate to one or more third part(ies) (i.e., a non-Bell Atlantic affiliate) for the purchase of substitute services in the event that: (i) Genuity fails to adjust its prices or service offerings in response to commercially reasonable End User bid opportunities pursuant to Section 3.7, and (ii) Bell Atlantic and/or an Authorized Affiliate despite commercially reasonable efforts is or are unable to meet commercially reasonable End User's requirements with the Genuity Services, and (iii) and Genuity's failure to adjust its prices or service offerings is the proximate cause of Bell Atlantic's and/or and Authorized Affiliate's purchase of substitute services or inability to meet commercially reasonable End User's requirement.

5. Any and all amounts (i) paid and/or owed by Bell Atlantic and/or an Authorized Affiliate to one or more third part(ies) (i.e., a non-Bell Atlantic affiliate) for the purchase of substitute services, in the event that Genuity fails to comply with Section 7.4 and such failure is the proximate cause of the events described in subsection above. To the extent such amounts are included in Section 4 of this Attachment 1, they shall not also be counted herein.

6. Any and all amounts that Bell Atlantic can reasonably establish would have been paid and/or owed by Bell Atlantic or an Authorized Affiliate to Genuity for one or more of the Genuity Services to the extent that Bell Atlantic terminates the Service Schedule with respect to such Genuity Services due to a default in accordance with Section 6.2, or due to a regulatory or legal prohibition in accordance with Section 6.3.

B.  Interim Purchase Commitment Milestone

There shall be an interim Purchase Commitment (the "Interim Purchase Commitment") of two hundred million dollars ($200,000,000) measured at the end of the third year following the Effective Date.

C.  Shortfall Charge


In the event that Bell Atlantic has failed to satisfy the Interim Purchase Commitment by the end of the third year following the Effective Date, and to the extent such failure is not proximately caused by negligent or otherwise wrongful acts or omissions of Genuity or any Genuity agent or by Genuity's breach of the Agreement, or is not otherwise excused under the Agreement (e.g., Force majeure), Bell Atlantic shall pay Genuity the difference between the Interim Purchase Commitment and the total of the Included Items specified in Section A, above, for years 1 through 3 (the "Interim Shortfall Charge").


In the event that Bell Atlantic has failed to satisfy the Purchase Commitment by the end of the Initial Term, and to the extent such failure is not proximately caused by negligent or otherwise wrongful acts or omissions of Genuity or any Genuity agent or by Genuity's breach of the Agreement, or is not otherwise excused under the Agreement (e.g., Force majeure), Bell Atlantic shall pay Genuity the difference between: (i) the Purchase Commitment less any Interim Shortfall Charge; and (ii) and the total of the Included Items specified in A, above for the Initial Term (the "Shortfall Charge").


D.  Payment


Genuity shall invoice Bell Atlantic for any Interim Shortfall Charge owed within ninety (90) days after the completion of year 3, and for any Shortfall Charge within ninety (90) days after the expiration of the Initial Term. Such invoices shall set forth with particularity the basis for the Interim Shortfall Charge or the Shortfall Charge, as applicable. Bell Atlantic may dispute such invoice in accordance with Section 14.13 of the Purchase, Resale and Marketing Agreement, and may, prior to attempting to end such dispute, conduct an audit of all of Genuity's or its agents' records that may be reasonably relevant in calculating the Shortfall Charge.


E.  Exclusive Remedy


The remedies set forth herein shall constitute the exclusive remedy and the entire liability of the parties under Section 7.3; and shall also constitute the exclusive remedy (other than the remedy set forth in Section 6.2) of the parties under Sections 3.6 and 3.7.

                                                                    Attachment 2


                            Government Requirements


To the extent that this Agreement is subject to them, Consultant shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758, Section 503 of the Rehabilitation Act of 1973 as amended by PL93-516 and PL102-569, Vietnam Era Veteran's Readjustment Assistance Act of 1974, Veteran's Compensation, Education and Employment Amendments of 1982, and the rules, regulations and relevant orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above. The following table describes the clauses which are included in the Agreement.



               Annual Contract Value        Clauses


               Under - $10,000              5#
               $10,000 - $50,000            1, 2, 5#, 6, 7, 8, 9
               $50,000 - $500,000           1, 2, 3##, 4##, 5, 6, 7, 8, 9
               Over $500,000                1, 2, 3##, 4##, 5, 6, 7, 8###, 9

1.  Equal Employment Opportunity Provisions


In accordance with Executive Order 11246, dated September 24, 1965 and Subpart
22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and clauses required by those provisions to be made a part of government contracts and subcontracts.


2.  Certification of Non-Segregated Facilities


The Consultant certifies that it does not and shall not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their SERVICES at any location under its control, where segregated facilities are maintained; and that it shall obtain a similar certification, prior to the award of any nonexempt subcontract.


3. Certification of Affirmative Action Program (if applicable by law, rule, regulation, or order to Consultant)


The Consultant affirms that it has developed and is maintaining an Affirmative Action Plan as required by Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations.


4. Certification of Filing of Employer's Information Reports (if applicable by law, rule, regulation, or order to Consultant)


The Consultant agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.


5. Utilization of Small Business Concerns and Small Disadvantaged Business Concerns


    (a) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency.

     (b) The Consultant hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Consultant further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Consultant's compliance with this clause.

     (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern - (1) Which is at least fifty-one percent (51%) owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more socially and economically disadvantaged individuals; and (2) Whose management and daily business operations are controlled by one or more of such individuals. The Consultant shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8 (a) of the Small Business Act.

     (d) Consultants acting in good faith may rely on written representations by their subcontractors regarding their status as either a Small Business Concern or a Small Business Concern owned and controlled by socially and economically disadvantaged individuals.


6.  Utilization of Women-Owned Small Businesses


    (a) "Women-owned small businesses," as used in this clause, means businesses that are at least 51 percent owned by women who are United States citizens and who also control and operate the business. "Control," as used in this clause, means exercising the power to make policy decisions.
          "Operate," as used in this clause, means being actively involved in the day-to-day management of the business.

    (b) It is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.

    (c) The Consultant agrees to use its best efforts to give women- owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.


7.   Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era

     In accordance with Exec. Order 11701, dated January 24, 1973, and Subpart
     22.13 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.



8.  Affirmative Action for Handicapped Workers

    In accordance with Exec. Order 11758, dated January 15, 1974, and Subpart
    22.14 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.


9.   Employment Reports on Special Disabled Veterans and Veterans of the Vietnam
     Era


     (a) The Consultant agrees to report at least annually, as required by the Secretary of Labor, on:
          (1) The number of special disabled veterans and the number of veterans of the Vietnam era in the work force of the Consultant by job category and hiring location; and
          (2) The total number of new employees hired during the period covered by the report, and of that total, the number of special disabled veterans, and the number of veterans of the Vietnam era.
     (b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-100."
     (c)  Reports shall be submitted no later than March 31 of each year.
     (d) The employment activity report required by paragraph (a) (2) of this section shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph (a) (1) of this section. The Consultant may select an ending date: (1) As of the end of any pay period January through March 1st of the year the report is due, or
          (2) as of December 31, if the Consultant has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1
          (Standard Form 100).
     (e) The count of veterans reported according to paragraphs (a) above shall be based on voluntary disclosure. Each Consultant subject to the reporting requirements at 38 U.S.C. 2012(d) shall invite all special
          disabled veterans and   veterans of the Vietnam era who wish to
          benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the Consultant. The invitation shall state that the information is voluntarily provided, that the information shall be kept confidential, that disclosure or refusal to provide the information shall not subject the applicant or employee to any adverse treatment, and that the information shall be used only in accordance with the regulations promulgated under 38 U.S.C. 2012. Nothing in this paragraph (e) shall preclude an employee from informing the Consultant at a future time of his or her desire to benefit from this program. Nothing in this paragraph (e) shall relieve the Consultant from liability for discrimination under 38 U.S.C. 2012.


          # Applies only if this Agreement has further subcontracting opportunities.
          ##  Applies only to businesses with 50 or more employees.
          ### Consultant must also adopt and comply with a small business and small disadvantaged business subcontracting plan pursuant to Title 48 of the Code of Federal Regulations.

                   PURCHASE, RESALE AND MARKETING AGREEMENT
                               SERVICE SCHEDULE
                                  IP SERVICES


This Service Schedule is issued under the Purchase, Resale and Marketing Agreement between Bell Atlantic Corporation ("Bell Atlantic") and Genuity Solutions Inc. ("Genuity") dated _____________ ("the Agreement"). The terms and conditions of the Agreement are incorporated herein by reference and made a part hereof. In the event of a conflict between the terms of this Service Schedule and the Agreement, the terms of this Service Schedule shall prevail. Capitalized terms are defined in the Agreement.

Section I: The following terms apply to all Services under this Service
---------
Schedule:

1.  Appointments. Genuity Solutions Inc. ("Genuity") hereby authorizes Bell
    -------------
Atlantic Corporation ("Bell Atlantic") to purchase for its own use, to use in providing services to its customers, and to market and resell Genuity BizConnect Connection Services, DiaLinx Services, Enterprise Advantage Services, Internet Advantage Connection Services, Internet Advantage International Connection Services, ISP Direct Services, Managed VPN Services, Security Advantage Services, Site Patrol Services, Site Scan Services, Vulnerability Scan Services, and VPN Advantage Services as described on attached Attachment A (collectively the "Services," or individually "BC Service," "DiaLinx," "EA Service" "IA Service," "IAI Service," "ISP Direct Service," "Managed VPN Service," "Security Advantage Service" "Site Patrol Service," "Site Scan Service," "Vulnerability Scan Service," and "VPNA Services" respectively).

2.  Service Schedule Term. The term of this Service Schedule shall be for five
    ----------------------
(5) years as set out in the Agreement.

3.  Purchase Price. The purchase prices and/or discount levels for Services are
    ---------------
stated in Attachment B. Prices may be decreased on notice. Prices may be increased for a renewal Term upon ninety (90) days notice prior to the end of the then current term. With respect to Web Hosting services, Bell Atlantic understands discount pricing is subject to fluctuations in the base prices for such services. All pricing related issues are subject to Section 7.4 of the Agreement.

4.  Genuity End User Support. Genuity will provide support to Bell Atlantic and
    -------------------------
Bell Atlantic's End Users in accordance with this Agreement and Service Schedule for issues related to the installation or operation of the Services purchased by the End User. Genuity shall also provide such support in accordance with the support requirements set out in the Agreement. Genuity support may directly contact Bell Atlantic's End Users only as set forth in the Agreement or Service Schedule, or as otherwise authorized by Bell Atlantic.

5.  Genuity and Bell Atlantic Joint End User Support.  All processes for joint
    ------------------------------------------------
End User support will be agreed upon by the Parties in accordance with the procedures set forth in Section 3.2 of the Agreement.

6.  End User Agreements.  Bell Atlantic agrees to sell and distribute the
    -------------------
Genuity Services by means of written agreements by and between each End User and Bell Atlantic that are at least as protective of Genuity as those stated in Attachment C "Mandatory Flowdown Terms" and, where appropriate, shall contain terms and conditions that are consistent with the respective obligations of Bell Atlantic and Genuity. In those cases where the Bell Atlantic purchases the Genuity Services for its own internal use or for use in providing services to End Users, then the terms stated in Attachment C apply to Bell Atlantic, provided, however, that in the event the terms of Attachment C conflict with the terms in the Agreement or Service Schedule the Agreement or Service Schedule will control. The term for Bell Atlantic End User Agreements will be set at Bell Atlantic's discretion provided that however, End User Agreement terms will be for a minimum of one year and will not exceed five (5) years in length for IA and ISP Direct Services, and will not exceed three (3) years in length with respect to all other services.

7.  Operational Support.  Genuity shall provide Operations Support in accordance
    --------------------
with the terms set forth in this Service Schedule and Section 3.2 of the Agreement. Operational Support shall consist of the following (as may be modified from time to time by the parties in accordance with Section 3.2 of the Agreement):

A.   Sales and Order Entry

(i) Genuity Shall provide Bell Atlantic access to Genuity systems, which will provide Bell Atlantic the ability to develop End User pricing quotes, transmit Bell Atlantic customer orders to Genuity, access to Genuity product training support materials and pre and post sales documentation. Systems to be accessed by Bell Atlantic will be in the same manner as Genuity provides system access to other resellers. Information to be accessed by Bell Atlantic shall include, but not be limited to, the following product specific information (as available): detailed product descriptions, product advisories, product white papers, technical documentation (i.e. system administration and configuration manuals, standard operating procedures, and all information relative to product hardware/software revisions).

(ii) For EA Services, Genuity will provide Bell Atlantic with the same list of changes for each update to the price list that Genuity supplies to its own internal personnel.

(iii) Genuity will provide access to full POP information including physical addresses to coordinate opportunities where such knowledge is necessary.

(iv) Genuity will contact Bell Atlantic End Users to obtain critical information required to support provisioning activities.

(v) Jeopardies - A jeopardy occurs when it appears likely that an order due date ("ODD") will be missed. For jeopardy conditions discovered at least twenty-four (24) hours prior to the ODD, Genuity will notify Bell Atlantic by providing a new ODD via E-mail prior to the original ODD. Jeopardies that occur on the ODD, the jeopardy condition will be communicated immediately by Genuity to Bell Atlantic via a phone call and E-mail to the designated Bell Atlantic contact. Genuity will provide real time jeopardy/reason missed notification and estimated time to resolve.

(vi) Upon request, Genuity will order the LEC/CAP circuit for Bell Atlantic's customer on behalf of Bell Atlantic. Genuity will use commercially reasonable efforts to obtain discounts commensurate with volume from underlying access circuit providers. Where such charges are priced as "pass-through", Genuity will pass through actual charges without mark-up.

(vii) Upon Bell Atlantic End User order completion, Genuity will provide Bell Atlantic the same End User raw data utilized by Genuity in the development of a Service Implementation Kit (SIK).

B.   Order Processing for Services

(i) Bell Atlantic will send Genuity a complete and accurate order for circuits, equipment, and services. Bell Atlantic will ensure the End User Customer Sales Agreement has been signed by its customer prior to submitting a sales order to Genuity. Within two (2) business days of receipt of the order, Genuity will notify Bell Atlantic that it has either accepted or rejected the order. Acceptance of the order means that Genuity has approved of the form of the order, e.g., the order is complete, all fields are filled in, and that Genuity will commence processing the order. If Genuity has not responded to Bell Atlantic within two (2) business days of Genuity's receipt of the order, the order will be presumed accepted by Bell Atlantic unless Genuity informs Bell Atlantic to the contrary.

(ii) Genuity will provide time frame commitment for cancellation of service after notification by Bell Atlantic.

(iii) Genuity will provide current order status log by 5:00 AM Eastern Time daily.

(iv) Genuity will post order status log on a secure internet site in a mutually agreeable format.

(v) Any and all changes to order provisioning processes will be mutually agreed upon by both Parties.

C.   Repair

(i)       Genuity will provide Bell Atlantic a twenty-four (24) hour by seven-
     (7) day a week support for all services. Upon receipt of a problem reported by Bell Atlantic, Genuity will record and resolve the problem according to the event management guidelines found on the Genuity Knowledge Bank.

(ii) Bell Atlantic will provide Level I Technical support to Bell Atlantic End Users. Level I Technical Support includes taking the initial call, trouble identification, isolation, and resolution. In the event Bell Atlantic is unable to identify, isolate or correct the trouble, Bell Atlantic shall notify Genuity that Level II End User support is required via electronic transmission of a repair ticket. Genuity will receive the trouble ticket and be responsible for all Level II Technical Support (where required). Level II Technical Support is invoked when Bell Atlantic is unable to identify, isolate or correct the trouble. Such trouble may be complex and require technical expertise and broad product and service knowledge. In the event Genuity receives the trouble report from Bell Atlantic's End User, or from Genuity's internal electronic monitoring systems, Genuity shall agree to notify Bell Atlantic via phone and/or E-mail with all pertinent information. Both Parties will mutually agree upon exceptions and/or modifications to repair processes.

(iii) When multiple Genuity and Bell Atlantic personnel need to be involved in trouble resolution, such support will include tracking, status reporting and closing the ticket with Bell Atlantic, based on the processes/procedures outlined in Attachment D, "Severity Levels." Bell Atlantic will be responsible for providing status reports to the end-user customer.

(iv) Genuity shall contact Bell Atlantic via e-mail with an explanation of the trouble resolution, test with Bell Atlantic's End User and verify that the problem has been corrected. Genuity shall perform a mutual ticket closeout process with Bell Atlantic. Genuity shall close trouble reports with cause and disposition sub codes. Genuity will notify Bell Atlantic by electronic mail within one (1) hour of mutual ticket closeout with Bell Atlantic's customer.

(v) Genuity will provide repair/event status reports to Bell Atlantic according to the instructions more specifically defined in Attachment D "Severity Levels".

(vi) Genuity will provide Bell Atlantic emergency broadcast support utilizing its standard procedures. The emergency broadcast support is utilized by Genuity based on the best judgement of Customer Care's Duty Manager. The emergency broadcast support mechanism is considered for use when there is a service outage impacting 10 or more customers.

D. Point of Contact (POC) Information - Both Parties agree to provide POCs for the following functional areas: product price list releases, order provisioning, repair, test and turn up, billing and contracts. Genuity further agrees to provide technical support contacts for each Service as mutually agreed upon by both Parties. POC information shall include contact name, title, telephone number, e-mail address, and mailing address. Both Parties will provide updated POC information as changes in POC information occur.

 E. Escalation Process - Genuity shall provide Bell Atlantic escalation procedures for, but not limited to, back office issues, i.e. ordering, order provisioning, test and turn up, billing, bill inquiry; and pricing for relief on strategic opportunities. Escalation processes will provide for at least three upward levels of escalation contacts.

8.   Expedites For Services. Bell Atlantic reserves the right to negotiate
     -----------------------
expedited installation dates. Service expedites are available for all Genuity Services exceptEA Service, and will be reviewed by Genuity on a case by case basis. Genuity will inform Bell Atlantic if an expedite is not feasible within 2 business days. Genuity reserves the right to limit the maximum number of expedites submitted for a given service to 10%, of the Bell Atlantic order volume associated with that service for the preceding calendar month, or five
(5) concurrent orders, which ever is greater. Genuity will provide a monthly report of total orders placed, number of expedites requested, number granted and number completed as scheduled. Genuity and Bell Atlantic will re-evaluate the number of expedite requests as business volumes dictate. Genuity will notify Bell Atlantic of service availability within one business day of service being installed and passing acceptance testing.

9.   Processes To Be Completed.  Both Parties mutually agree to develop and
     --------------------------
complete the following processes within 120 (one hundred twenty) days of the effective date the Agreement, and in the interim, to develop mutually acceptable interim processes to allow the transactions contemplated by this agreement to occur:

(i) Genuity to provide specific rules for start of Services billing when multiple Services with different install dates are ordered.

(ii) For EA Services, Bell Atlantic and Genuity shall, in accordance with the procedures set forth in Section 3.2 of the Agreement, agree upon (i) the method(s) Genuity uses to communicate its rejection of Bell Atlantic's quotation request packages, (ii) conventions for the documents required by Genuity for quotation request packages and orders, and (iii) the communication of changes made by Genuity to End User systems, including the extent and method of the communication.

(iii) Genuity shall either provide monthly reports in a mutually agreeable format, or access to systems, which analyze network performance and SLA history for all SLAs.

(iv) Genuity shall provide Bell Atlantic real time access to required information enabling Bell Atlantic to furnish Level 1 repair support.

(v) Genuity shall provide Bell Atlantic confirmation of current Bell Atlantic End User configuration information.

(vi) Genuity agrees that any future systems development to incorporate Bell Atlantic's requirements for, but not limited to, sales quotation, order submission, order provisioning, repair and billing will be at Genuity's expense

10.  New Releases Notification and Development Genuity agrees to provide Bell
     -----------------------------------------
Atlantic with forty-five (45) days advance written notice of any new releases of Genuity Services; provided, however, that if time-to-market considerations make forty-five (45) days advance written notice impracticable, Genuity will provide such lesser notice as is practicable. Generally, a New Release occurs when a new Service Description for an existing Service is published (e.g. upgrade from Site Patrol for FireWall-1 version 5.2 to 5.3). For purposes of this section, a New Release shall also include the publication of a new Service Description for a Service which is a natural extension or alternative for Genuity Services offered under this Schedule (e.g. Managed VPN offered as an extension of the VPN Advantage line of services). Genuity agrees to make available to Bell Atlantic any New Releases of Services. In the event there are any impacts to pricing, order entrance criteria, contact and escalation contacts, back office, order, test and turn up processes, expedite policies and processes, rejection policies, and relevant language, scripting, or training for Bell Atlantic's first level customer support, and billing start policy, Genuity agrees to provide all relative documentation to the Service release within thirty (30) days.

11.  Service Enhancements. Genuity will provide Bell Atlantic with forty five
     --------------------
(45) days advance written notice of any significant services enhancements; provided, however, that if time-to-market considerations make forty five (45) advance written notice impractical, Genuity will provide such lesser notice as is practicable. For purposes of this section, "Significant Enhancements" mean updates to the available Services that entail an amendment or expansion of the existing Service Description for that Service, but do not constitute a New Release. In the event there are any impacts to pricing, order entrance criteria, test and turn up processes, rejection policies, and relevant language, scripting, or training for Bell Atlantic's first level customer support, and billing start policy, Genuity agrees to provide all relative documentation to the Service enhancement within thirty (30) days.

12.  New Services Notification and Development.  Genuity will provide Bell
     ------------------------------------------
Atlantic sixty (60) days advance notice in writing of any new IP Services not covered by Sections 10 and 11, above; provided, however, that if time-to-market considerations make sixty (60) days advance written notice impractical, Genuity will provide such lesser notice as is practicable. Genuity agrees to make available to Bell Atlantic any new IP services Genuity develops; provided that Bell Atlantic and Genuity mutually agree on the terms and conditions for the new services. Bell Atlantic, in its sole discretion, shall select the calendar date on which Bell Atlantic shall elect to roll out new Genuity Services. Bell Atlantic shall provide Genuity forty-five (45) days advance written notice of new service roll out by Bell Atlantic of new Genuity service. Genuity shall provide the following thirty (30) days prior to Bell Atlantic's roll out of new Services; order entrance criteria, pricing, contact and escalation contacts, high level review of back office, order, test and turn up processes, expedite policy and process, rejection policy, and relevant language, scripting or training for Bell Atlantic's first level customer support, and billing start policy.

13.  Genuity Support of Bell Atlantic Trial Offerings.  Genuity reserves the
     -------------------------------------------------
right to offer Bell Atlantic new service capabilities and/or enhancements prior to Genuity's market introduction of same services. Genuity will give Bell Atlantic requests for participation in Trial Offering due consideration. Genuity agrees to provide full support to Bell Atlantic for any Trial Offerings agreed to by both Parties.

14.  Performance Measurement.  Bell Atlantic and Genuity will mutually develop a
     ------------------------
Performance Report Card to include categories, identified by Bell Atlantic and Genuity, which will reflect Genuity's performance. The Performance Report Card will be produced and reviewed in accordance with the procedures established pursuant to Section 3.2 of the Agreement. Both Parties agree to work cooperatively in the production of the report card. Refer to Attachment E for the initial Performance Report Card format.

15.  Forecast Reports. Forecasts shall be provided to Genuity as set forth in
     ----------------
the Agreement. Forecast Reports shall be considered Confidential Information as defined in the Agreement.

16.  Epidemic. "Epidemic" shall mean a situation where for a given Service,
     --------
within a ninety (90) day period, the same, or substantially the same, Material Defect has been discovered to exist in either: (i) twenty percent (20%) of the Services Installed Base; (ii) twenty percent (20%) of the Services Installed Base shipped by Genuity under this Service Schedule within the same ninety (90) day period; or (iii) twenty percent (20%) of all Services shipped to or installed at one or more of all Genuity customers within the same ninety (90) day period. Material Defect shall mean a malfunction, error or other defect in the Services that: (i) can be reproduced by Bell Atlantic and/or GENUITY, (ii) constitutes a substantial nonconformity with the Specifications for the Services, including nonconformity with GENUITY's Year 2000 Compliance Warranty and (iii) constitutes a major impediment to the performance of the Services as specified in the Services Description.

In the event an Epidemic condition is found Genuity shall:

(i) as soon as practical, investigate the cause of the epidemic and determine appropriate corrective actions;

(ii) provide Bell Atlantic with all material, at no cost, required to implement a remedy on all affected Bell Atlantic End Users as soon as is commercially practical; and

(iii) Provided such remedy cannot be performed by Genuity within sixty (60) days, and in the event the affected End User actually terminates its agreement with Bell Atlantic, allow Bell Atlantic to terminate Services for those affected End User Customers and shall refund to Bell Atlantic 100% of the Pro-Rata portion of the fees actually paid by Bell Atlantic for the affected service during the period the service failed to meet this particular warranty. TERMINATION AND REFUND ARE THE SOLE AND EXCLUSIVE REMEDIES UNDER THIS PROVISION.

16.   Year 2000 Compliance. Genuity warrants that the Warranted Services will be
      ---------------------
Century Compliant, pursuant to the terms of this Century Compliance Limited Warranty herein. Genuity warrants that in connection with Calendar-Related data and Calendar-Related processing of Date Data or of any System Date, the Warranted Services, as a whole or by its components, as to century will not malfunction, will not cease to function, will not generate incorrect data, will not produce incorrect results, and will represent dates without ambiguity when providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage.

In the event of any Century Noncompliance with respect to the Warranted Services when and as specified herein, Genuity shall, as Customer's sole and exclusive remedy under this Section, repair or replace the affected Warranted Services within a reasonable period of time as determined by the severity of the failure and the level of effort necessary to correct such failure.

Genuity shall meet the obligations set forth in this Century Compliance Limited Warranty provided that all other customer or third party supplied computer software, computer firmware, and computer hardware that directly or indirectly interface with the Warranted Services, co-exist with the Warranted Services, directly or indirectly influence the Warranted Services' operation are also demonstrated to comply with this Century Compliance Limited Warranty.

For the purposes of this Century Compliance Limited Warranty, "Calendar-Related"
                                                               ----------------
refers to date values based on the Gregorian calendar, which includes Leap Years, and to all uses in any manner of those date values, including without limitation, manipulations, calculations, conversions, comparisons, and presentation. "Date Data" means any Calendar-Related data the inclusive range
               ---------
January 1, 1900 through December 31, 2035, which the Warranted Services uses in any manner. "System Date" means any Calendar-Related data value in the inclusive
             -----------
range January 1, 1985 through December 31, 2035 (including the natural transition between such values), which the Warranted Services shall be able to use as its current date while operating. "Century Compliant" means that the
                                          -----------------
Warranted Services satisfy the requirements set forth in this Century Compliance Limited Warranty. "Century Noncompliance" means any failure of the Warranted
                    ---------------------
Services to be Century Compliant.  Genuity Network means the Genuity-provided
                                   ---------------
Autonomous System Number 1, 7176, and 201 (AS1, AS7176, and AS201) telecommunications network, which is comprised of all equipment within each active Genuity AS1, AS7176, and AS201 Point of Presence (POP), all wiring within each active Genuity AS1, AS7176, and AS201 POP, all telephone circuits between active Genuity AS1, AS7176, and AS201 POPs, and any frame relay network connected to Genuity AS7176 and AS201 POPs (international locations); The Genuity Network does not include equipment located at Customer's premises whether or not provided by Genuity, telephone circuits or networks between a POP and Customer's location, inactive POPs, or any networks, network equipment, or telephone circuits not owned or controlled by Genuity.

For the purposes of this Century Compliance Limited Warranty,  "Warranted
                                                                ---------
Services" shall mean:
--------

     For DiaLinx: the Genuity managed modem pools, the Genuity Network and the Genuity Network Operations Center at Genuity's Burlington, Massachusetts facility (the "NOC");

     For Internet Advantage, BizConnect, VPN Advantage, Managed VPN, and ISP Direct Services: the Genuity Network, the Genuity Network Operations Center at Genuity's Burlington, Massachusetts facility (the "NOC"), and Genuity managed customer premise equipment;

     For Site Patrol, Site Scan, and Security Advantage: the Genuity Network, the Genuity Network Operations Center at Genuity's Burlington, Massachusetts facility (the "NOC"), and Genuity managed customer premise equipment; and

     For Enterprise Advantage: the Genuity Network, the Genuity Network Operations Center at Genuity's Burlington, Massachusetts facility (the "NOC"), the services and equipment that comprise the shared infrastructure (such as environmental control systems and uninterrupted power supply) of each of the Genuity Data Centers, and the hardware and software components of the Common Hosting Platform (as described in the Enterprise Advantage Service Description);

17.  Limited Warranty.  The Genuity warranty is set out in Section 11, including
     ----------------
Sections 11.1 and 11.2 of the Agreement.

18.  Sub-Licensing Rights.  Subject to the terms of the Agreement and this
     --------------------
Service Schedule, Genuity hereby grants to Bell Atlantic a non-exclusive, revocable and non-transferable right to (i) use (in those cases where Bell Atlantic is the actual End User) and (ii) sub-license to End Users located in the Territory the right to use: software solely for the purpose of enabling the End User to use Services purchased by such End User during the term of the End User Agreement and in accordance with the applicable Service Description.
Except as provided in the preceding sentence, no right or license is granted by this Service Schedule or the Agreement to Bell Atlantic or its End Users, to use, copy, sub-license or otherwise transfer the software, or to make any modifications to or create derivative works relating to the software. Bell Atlantic shall use all commercially reasonable efforts not to allow its End Users to copy the software in whole or in part. Neither Bell Atlantic nor its End Users shall remove any proprietary marks, legends and copyright notices that appear on the software. Bell Atlantic shall require its End Users to sign any license terms required by the manufacturer prior to End Users use of the software.

19.  Service Level Agreements for Services. Except as expressly set forth in
     --------------------------------------
this Service Schedule, Genuity will extend to Bell Atlantic the standard End User Service Level Agreements offered with the Genuity Services as set forth in the relevant service documentation, including the payment to Bell Atlantic of designated remedies due under such SLAs. Standard End User SLAs available for DiaLinx are excluded. Genuity offers the additional Network Service Level Agreements as set forth in Attachment F, and the Non-Network Service Level Agreements set forth in Attachment G to Bell Atlantic. Except as otherwise set forth in the Agreement, such SLAs will be available to Bell Atlantic under this Service Schedule. These additional SLAs may not be passed through to End Users. The remedies set forth in the SLAs are the sole and exclusive remedies for failure to meet the metrics set forth in the SLAs.

20.  Return of Equipment: Bell Atlantic shall be responsible for ensuring the
     -------------------
return of equipment provided to End Users. In the event that equipment is not returned to Genuity within 60 (sixty) days of the end of the relevant service period, Bell Atlantic will be responsible for paying the depreciated value of the equipment.

21.  Compliance with Laws and Content Responsibility: Bell Atlantic shall not
     -----------------------------------------------
use, or permit the Services to be used: (a) in violation of any applicable export laws (including without limitation any U.S. export laws); (b) in violation of any applicable national, state, or local laws or regulations, including without limitation any laws governing the import of the Services, or governing the content which may be available via the Services; (c) in violation of Genuity's acceptable use policy which is published on Genuity's web site at http://www.bbn.com/aup/; or (d) in ways that infringe the rights of others, or interfere with other users of Genuity's network or other networks. For example, Bell Atlantic shall not permit its end users to distribute chain letters or unsolicited bulk electronic mail ("spamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. Whenever practicable, Genuity will notify Bell Atlantic of any violation of this Section either by Bell Atlantic or an End User. Bell Atlantic's obligation with respect to its End Users is to include appropriate wording concerning this Section in its contracts with its End Users and to respond appropriately to notice from Genuity of a violation. Genuity reserves the right to immediately suspend or terminate the Services (or any portion thereof) if in Genuity's reasonable judgment Bell Atlantic fails to take appropriate action, or if necessary to comply with the law or to prevent harm to Genuity's network, other networks or other Genuity customers.Genuity reserves the right to prohibit incidences of unacceptable use of e-mail (as defined in this section) by restricting all outbound IP data packets using port 25 to a single IP address equating to an SMTP mail relay/post office controlled by Bell Atlantic or Bell Atlantic's End User. Bell Atlantic acknowledges that Genuity has no control over or liability for the actions of local jurisdictions, which may restrict or block the Services.

Section II: The following additional terms apply to Internet Advantage, ISP
----------
Direct, and

BizConnect Services (and bundles containing such services as a component):

1.   Service Cancellation: Bell Atlantic may cancel a Service connection at any
     --------------------
time by providing 60 days prior written notice via email to the designated cancellation point of contact. Bell Atlantic will be responsible in all events for any telephone company circuit cancellation charges incurred by Genuity as a result of the cancellation.

2.   Deployment Contingencies.  Bell Atlantic acknowledges that offering of
     ------------------------
Internet connectivity internationally may be subject to regulation. Genuity will endeavor to obtain the necessary approvals for each international site ordered. Bell Atlantic agrees to cooperate with Genuity as may be reasonably necessary to satisfy the required approvals. Bell Atlantic agrees to secure the reasonable cooperation of End User to assist in obtaining the requisite approvals. Genuity's acceptance of an order for Service, and Genuity's obligation to provide Service, in any given non-U.S. location is expressly conditioned on Genuity's ability to obtain the regulatory, legal, vendor, and import and export approvals (including those required for resale of Internet connectivity) as Genuity deems necessary and under such terms and conditions as Genuity deems adequate, in Genuity's sole discretion. In the event that Genuity is unable to obtain such approvals for a given location, Genuity may decline to accept or void the order quotation for Services at that location without penalty or obligation. For applicable international Services, this section shall supercede any acceptance criteria stated elsewhere in the agreement.

Section III: The following additional terms apply to Enterprise Advantage
-----------
Services (and bundles containing such services as a component):

1.   Service Cancellation: Bell Atlantic may cancel an End User;s EA Service at
-------------------------
any time by providing 60 days prior written notice via email to the designated cancellation point of contact. Bell Atlantic agrees to pay all EA Service fees accrued as of the effective cancellation date and an early cancellation fee equal to: (a) 100% of the outstanding fees due for any hardware or software licenses, and (b) for one-year Service quotations, 25% of the other monthly fees due for the canceled portion of the Service period, or for multi-year Service quotations, 25% of the other monthly fees due either (i) until the end of the 2nd year of the quotation's Service period, or (ii) for one (1) year following the effective cancellation date, whichever is greater. The early cancellation fee shall not apply to those instances where service was terminated due to Genuity's failure to timely cure a material breach of its obligations, as established in this Service Schedule.

Section IV: The following additional terms apply to VPN Advantage, Managed VPN,
----------
SitePatrol, and Security Advantage Services (and bundles containing such services as a component):

1.   Approved Internet Connectivity.  Bell Atlantic agrees to use only such
     ------------------------------
Internet connection services as are compatible with the Services, as determined by Genuity in advance.

2.   Service Cancellation: Bell Atlantic may cancel a Service connection at any
     --------------------
time by providing 60 days prior written notice via email to the designated cancellation point of contact. Bell Atlantic agrees to pay all Service fees accrued as of the effective cancellation date and an early cancellation fee equal to: for one-year Service quotations, 25% of the other monthly fees due for the canceled portion of the Service period, or for multi-year Service quotations, 25% of the other monthly fees due either (i) until the end of the 2nd year of the quotation's Service period, or (ii) for one (1) year following the effective cancellation date, whichever is greater. The early cancellation fee shall not apply to those instances where service was terminated due to Genuity's failure to timely cure a material breach of its obligations, as established in this Service Schedule.

3.   Deployment Contingencies.  Bell Atlantic acknowledges that deployment of
     ------------------------
encryption technology internationally may be subject to restrictions. Genuity will endeavor to obtain the necessary approvals for each international site ordered. Bell Atlantic agrees to cooperate with Genuity as may be reasonably necessary to satisfy the required approvals. In some cases, approval may require the passing of title of certain customer premises equipment to the End User. Bell Atlantic agrees to secure the reasonable cooperation of End User to assist in obtaining the requisite approvals. Genuity's acceptance of an order for Service, and Genuity's obligation to provide Service, in any given non-U.S. location is expressly conditioned on Genuity's ability to obtain the regulatory, legal, vendor, and import and export approvals (including those required for encryption technology) as Genuity deems necessary and under such terms and conditions as Genuity deems adequate, in Genuity's sole discretion. In the event that Genuity is unable to obtain such approvals for a given location, Genuity may decline to accept or void the order quotation for Services at that location without penalty or obligation. For applicable international Services, this section shall supercede any acceptance criteria stated elsewhere in the agreement.

4.   Security Policy.  End Users remain responsible for their network security
     ---------------
policy and security violation response procedures. VPN Service enhances End Users' ability to create and secure a virtual private network and impede unauthorized access to the End User's network and data transmitted using the VPN service. Bell Atlantic acknowledges that VPN Service does not by itself guarantee network security or prevent security incidents, that neither Genuity nor its suppliers is responsible for unauthorized access to the End User's facilities or for damages arising out of unauthorized access, and that it is the End User's responsibility to design a comprehensive security program in conjunction with any other service providers or professionals chosen by End User.

5.   Restrictions on system access.  Genuity configures and remotely manages the
     -----------------------------
software for all systems Genuity installs on an end user's premises in conjunction with VPN service (e.g., The VPN gateway device). Bell Atlantic shall include terms in its agreements with end users which allow Genuity (or designated representative) to access End Users' premises for the purpose of installing and maintaining such equipment. End User may access the configuration of such systems only when authorized by Genuity; therefore, neither Bell Atlantic nor end user will need or receive a software license. Bell Atlantic agrees to abide by, and ensure that end users abide by, the license terms to the VPN client software. Bell Atlantic agrees not to, nor permit End Users to, remove, obliterate or cover any marks, logos, or notices included with the equipment Genuity installs on End Users' premises.

6.   Return of Equipment and Software.  Upon termination or expiration of the
     --------------------------------
Service Period applicable to any End User (unless extended by the parties), Bell Atlantic agrees to return or cause End User to either return to Genuity or dispose of all hardware and software which Genuity has provided to in connection with the VPN Service in accordance with the following:

     6. 1.  Genuity-Owned Equipment and Software.  Bell Atlantic agrees to
            ------------------------------------
     return to Genuity all Genuity-owned hardware and software which Genuity has provided to Bell Atlantic and/or End User in connection with the VPN Service. If such hardware and software are not returned to Genuity within sixty (60) days following such termination or expiration, Bell Atlantic and End User will permit Genuity to remove such hardware and software from End User's premises upon reasonable notice during normal business hours, at Bell Atlantic's or End Users cost and expense. Bell Atlantic will also be responsible for all applicable late return fees, as stated in the Service Description.

     6.2    Genuity-Provided Equipment.  In certain cases, Genuity may pass
            --------------------------
     title of equipment to End User for a given site, as specified in the service order (or otherwise agreed to in writing between the parties). In the event that title to equipment is passed to End User, then, at the end of the applicable service period, End Users shall agree to either: (a) transfer title to the equipment to Genuity or a designated agent in exchange for its remaining salvage value; or (b) to destroy the equipment, and certify such destruction, in accordance with U.S. and local laws.

     6.3    Genuity-Provided Software.  Regardless of the origin or ownership of
            -------------------------
     the hardware End Users shall agree that, at the end of the applicable Service Period End User shall, at Genuity's option, either: (a) certify that End User has returned and/or destroyed any software which Genuity has provided to End User (or End User's foreign affiliate) in connection with the VPN Service including media containing copies thereof (e.g. CD ROM); or
     (b) permit Genuity to remove and/or delete such software, copies and media.

7.   Export Restrictions. The customer premises equipment and software (e.g. the
     -------------------
VPN Gateway Device) installed on the customer premises are authorized by the U.S. government (and other applicable regulatory authorities) for export only to the country/location authorized in the applicable Service Order or otherwise authorized in writing by Genuity. They may not be resold, diverted, transferred, transshipped, or otherwise be disposed of in any other country, either in their original form or after being incorporated through an intermediate process into other end items, without the prior written approval of the U.S. Department of Commerce and Genuity. Bell Atlantic acknowledges that the VPN client software contains encryption technology subject to export control, and agree to abide by, and ensure that end users abide by, laws and regulations applicable to import and export of the VPN client software.

8.   Warranties Regarding Third Party Equipment.  In the event that Genuity
     ------------------------------------------
transfers title to equipment to Bell Atlantic or End User, Genuity will endeavor to pass through such representations and warranties provided by the manufacturer of any equipment purchased from Genuity hereunder. Bell Atlantic understands and agrees that the sole and exclusive recourse for any claims or damages relating to the third party equipment shall be to the manufacturer of such equipment, and not to Genuity. Except as expressly provided elsewhere in the Agreement, Genuity is providing the equipment AS IS, AND GENUITY DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS, BOTH EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. UNDER NO CIRCUMSTANCES SHALL GENUITY BE LIABLE FOR ANY DAMAGES THAT MAY RESULT FROM THE USE OF OR INABILITY TO USE THE EQUIPMENT.

Section V:  The following additional terms apply to DiaLinx Services, including
---------
DiaLinx VISP Services (and bundles containing such services as a component):

1.   End User Responsibility:  Bell Atlantic agrees to be responsible for all
     -----------------------
billing and collection from individual users and that Bell Atlantic will pay Genuity on a timely basis, regardless of whether Bell Atlantic collects payment fromusers. Bell Atlantic agrees to be responsible for all communications to and business relations withusers. Unless Bell Atlantic has purchased optional help desk services from Genuity, Bell Atlantic shall be responsible for providing all technical support related to DiaLinx Service access for users, including but not limited to responding to inquiries and questions, hot-line support, problem resolution, providing system configuration, installation and support, as applicable and other such services and shall maintain an organization which is highly trained and qualified to provide such support. Bell Atlantic is responsible for authenticating and authorizing access by Bell Atlantic's users to the DiaLinx Service. Unless Bell Atlantic has purchased optional RADIUS hosting services from Genuity, Bell Atlantic shall install, operate, and maintain a dedicated RADIUS server meeting the RADIUS specifications published in Internet RFC 2138 and 2139 and all published derivative RFC's. Genuity's RADIUS server will prompt each end user for the end user's identification and password, and poll Bell Atlantic's RADIUS server for access information. Unless otherwise additional realms are purchased, Genuity will support up to a maximum of five (5) authentication realms (e.g. companyname.com) per End User.

2.   Service Cancellation: Bell Atlantic may cancel a Service connection at any
     --------------------
time by providing 60 days prior written notice via email to the designated cancellation point of contact.

3.   Equipment and Telephone Service.  Bell Atlantic is solely responsible for
     -------------------------------
obtaining and providing the telephone services and user modems necessary to access DiaLinx Service. In no event will Genuity be responsible for end user telephone charges.

4.   Network Access Availability.  ACCESS TO THE DIALINX NETWORK CANNOT BE
     ---------------------------
GUARANTEED TO BELL ATLANTIC OR BELL ATLANTIC'S END USERS. END USERS MAY BE UNABLE TO ACCESS THE DIALINX SERVICE AT ANY GIVEN TIME, AND DISCONNECTIONS MAY OCCUR FROM TIME TO TIME. BELL ATLANTIC AGREES THAT GENUITY WILL NOT BE LIABLE FOR ANY DAMAGES THAT BELL ATLANTIC OR BELL ATLANTIC'S END USERS MAY INCUR ARISING OUT OF THE USE OR INABILITY TO USE THE DIALINX SERVICE. THIS DISCLAIMER IS IN ADDITION TO, NOT INSTEAD OF, THE DISCLAIMER, LIMITATION OF LIABILITY AND LIMITATION OF DAMAGES CONTAINED IN THE AGREEMENT.

5.   Regulatory Changes.  Genuity shall flow through to Bell Atlantic any local
     ------------------
exchange carrier (LEC) price changes (a) that are attributable to changes in Federal or state regulation, or (b) for Federally regulated services, that are treated as exogenous regulatory cost changes by the Federal Communications Commission (the "FCC") under its price caps regulations as defined in the FCC Rules, 47 C.F.R. Section 61.45. For purposes of this paragraph, price changes attributable to changes in regulation include, but are not necessarily limited to, price changes reflecting total or partial elimination of any enhanced services provider exemption from payment of interexchange access charges or any regulatory decision which results in application of multiple Subscriber Line Charges to ISDN Primary Rate interface circuits or channelized T1 circuits.

6.   Local Access Numbers. Genuity expects the DiaLinx network to change over
     --------------------
time in order to meet the needs of customers. Genuity reserves the right to add to, delete or change the dial-in access numbers associated with a specified service category from time to time. Bell Atlantic will be notified of changes to the DiaLinx network or access numbers via periodic e-mail updates. Genuity may periodically add additional dial up access service categories as the DiaLinx network evolves. These additional services and respective prices will be made available on an on-going basis, via e-mail updates notifying Bell Atlantic of the additional service. Use of such additional services by Bell Atlantic or Bell Atlantic end users will be deemed Bell Atlantic's acceptance of the updated service and pricing. For a current list of services, pricing, and dial up access numbers associated with each service, please consult Genuity's Web page as listed in the DiaLinx Service Description.


BELL ATLANTIC                           GENUITY SOLUTIONS INC.:

By:       _______________________       By:     _______________________
Name:     _______________________       Name:   _______________________
Title:    _______________________       Title:  _______________________
Date:     _______________________       Date:   _______________________

                                 ATTACHMENT A

                             PRODUCT DESCRIPTIONS

All Product Descriptions in Attachment A are to be considered Baseline documents. Current up-to-date Service Descriptions will be maintained on the reseller portion Genuity's Knowledge Bank. In the event of a conflict between the Product Descriptions in Attachment A, terms of the Agreement, the Service schedule, or any other attachment hereto, the terms of the Agreement, Service Schedule or other attachment shall control.

A.1  - BizConnect(SM) Internet Access Service
A.2  - DiaLinx (Corporate and ISP)
A.3  - DiaLinx VISP
A.4  - Enterprise Advantage
A.5  - Internet Advantage(SM) Connection Service
A.6. - Internet Advantage(SM) International Connection Service
A.7  - ISP Direct(SM) Connection Service
A.8  - Managed VPN (SM) (MVPN) Service
A.9  - Security Advantage (SM) Service
A.10 - Site Patrol for FireWall-1 Managed Service
A.11 - Site Patrol for FireWall-1 Managed Plus Service
A.12 - Site Patrol for FireWall-1 Shared Service
A.13 - Site Patrol for FireWall-1 Shared Plus Service
A.14 - Site Scan / Vulnerability Scan Service
A.15 - VPN Advantage Service
A.16 - VPN Advantage International Service

                                 ATTACHMENT B

                                PRODUCT PRICING

                                                                    Attachment B

                         PRODUCT PRICING AND DISCOUNTS

The following shall be the structure for the pricing and discounts set forth in this Attachment:

Baseline Pricing
--------------------------------------------------------------------------------

Attached are the following current pricing schedules, by line of Service which indicate the baseline pricing and applicable Volume Discount for Services offered to Bell Atlantic:

     Attachment B-1    Security Services
                       -----------------
                       B-1-1     Security Advantage and Site Scan Services
                       B-1-2     VPN Advantage
                       B-1-3     Site Patrol for Firewall 1
                       B-1-4     Managed VPN

     Attachment B-2    Managed Connectivity Services (MCS)
                       -----------------------------------
                       B-2-1     IA Services
                       B-2-2     IAI Services
                       B-2-3     BizConnect Services
                       B-2-4     ISP Direct Services
                       B-2-5     IA Additional Features
                       B-2-6     IAI Additional Features

     Attachment B-3    DiaLinx
                       -------

     Attachment B-4    E Business Hosting
                       ------------------
                       B-4-1     Current Price List for EA Services
                       B-4-2     Discount Schedule

Discounts
--------------------------------------------------------------------------------

1).  Volume Discounts

Volume Discounts will be calculated in accordance with the attached pricing schedules. Volume discounts apply to each Service, except for Services and/or Service components excluded within the applicable price schedule.

2).  Multi-Service Discounts

The Multi-Service Discount for a particular calendar month shall be based upon the total monthly volume of all eligible Genuity Services purchased by Bell Atlantic under this Agreement in that calendar month. The Genuity Services eligible for such discount are those services and products listed in Attachments B-1, B-2, B-3 and B-4 ("Eligible Services").

However, the Multi-Service Discount shall not be available if more that 60% of the total monthly volume in the particular calendar month is derived solely from one Genuity Service.

Certain line items and "pass through" costs within certain Genuity Services shall not be eligible for a Multi-Service Discount ("Excluded Services"). Such items are listed in Attachment B-5 ("Summary of Exclusions from Multi-Service Discount").

The Multi-Service Discount will apply as follows:

     Total billing to Bell Atlantic for all Eligible Services (excluding any Excluded Services) per month:

     $5m - #$10m    = 1% Multi-Service Discount
     $10m - #$20m   = 2% Multi-Service Discount
     $20m +         = 3% Multi-Service Discount

# Less than

                                                                  Attachment B-1

                  Security Services Pricing for Bell Atlantic

________________________________________________________________________________

The Volume Discount schedule below applies to all standard service quotations for Security Services.

Security Services include:
                                                  Current Price List
                                                  ------------------
          .    Security Advantage                 Attachment #B-1-1
          .    Site Scan Service                  Attachment #B-1-1
          .    VPN Advantage                      Attachment #B-1-2
          .    Site Patrol for Firewall 1         Attachment #B-1-3
          .    Managed VPN                        Attachment #B-1-4

The combined, aggregate revenue associated with all standard Security Services shall be considered when computing both Volume Discounts.

For Volume Discounts, the following schedule shall be applicable to Security
Services:

                    VOLUME DISCOUNTS

------------------------------------------------------------------------
              Actual Monthly Revenue                  Additional
                                                       Discount
------------------------------------------------------------------------
less than $250,000 /month of  Security Services          None
------------------------------------------------------------------------
$250,000 to $750,000 /month of  Security Services         5%
------------------------------------------------------------------------
greater than $750,000 /month of Security Services        10%
------------------------------------------------------------------------

Exclusions:
-----------

The Volume Discount shall apply to all standard Security Services, except:

 .  the existing installed customer base at time the Agreement is executed.

Notes
-----
A "standard service quotation" for purposes of this Attachment is one in which all the Security Services and products purchased by Bell Atlantic or Bell Atlantic's customer are found in the applicable Security Services Service Description at the time the quotation is generated.

The pricing for each Security Service assumes at least a one-year term commitment per connection; these prices are independent of the actual per-customer term commitments Bell Atlantic orders from Genuity.

                                                                Attachment B-1-1


                  Pricing for Security Advantage and Site Scan
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------
                            Security Advantage (1) (3)
     ---------------------------------------------------------------------------------------------------------------

                                                                            ----------------   ---------------------
                                                Configurations per month    Domestic Pricing   International Pricing
                                                                            ----------------   ---------------------

     Monthly Fees
         Bronze                                         Up to 2                    $*                   $*            Per month
         Silver                                         Up to 6                    $*                   $*            Per month
         Gold                                           Up to 12                   $*                   $*            Per month

     Other
         Installation (2)                               One-time                   $*                   $*            One-time
         Additional Configuration                      Per change                  $*                   $*            Per change
         On-site Spare Service                         Per month                   $*                   $*            Per month
                                                                            ----------------   ---------------------

     ---------------------------------------------------------------------------------------------------------------


     ---------------------------------------------------------------------------------------------------------------
                                Site Scan Service
     ---------------------------------------------------------------------------------------------------------------
                                                                            Domestic Pricing   International Pricing
                                                                            ----------------   ---------------------


         Monthly Scans                                  Per year                   $*                   $*

         Quarterly Scans                                Per year                   $*                   $*

         One-time Vulnerability
         Scan (Pre Sales tool)                          One-time                   $*                   $*
                                                                            ----------------   ---------------------

     ---------------------------------------------------------------------------------------------------------------

         All prices have been changed to MONTHLY, unless otherwise noted.

Notes:

(1) Pricing excludes administration of customers' user authentication or accounting databases, VPN configuration on the firewall, and configuration, management, and administration of customer De-Militarized Zones (DMZ) which will be quoted on a Time and Materials (T&M) basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discounts.

(2) Installation Fee for Security Advantage is not eligible for Multi-Service Discounts.

(3) The pricing set forth above for Security Advantage shall be effective upon execution of the Agreement. Genuity and Bell Atlantic shall review Security Advantage pricing on a quarterly basis. At each quarterly review Genuity shall notify Bell Atlantic (1) if it has experienced reductions in the operating costs applicable to the Security Advantage product or (2) if it has offered pricing to other purchasers of the Security Advantage product which is below the then current Bell Atlantic pricing. In the event Genuity has experienced such cost reductions, Genuity shall reduce the Bell Atlantic pricing for the Security Advantage product accordingly, to the extent such cost reductions are commercially practicable. In the event Genuity has offered other purchasers more advantageous pricing, Genuity shall reduce the Bell Atlantic pricing for the Security Advantage product to be at least as beneficial as such pricing. This pricing schedule shall be amended to reflect any such pricing reduction.

             LOGO                                               Attachment B-1-2
________________________________
G T E  C O M M U N I C A T I O N
       C O R P O R A T I O N


                                              Pricing for VPN Advantage
                                     -------------------------------------------

                                                           -----------------------------------------
                                                                           Pricing
                                                           -----------------------------------------

-------------------------------------------------------------------------------------------------------
    VPN Gateway Devices
                                                           -----------------------------------------
                                                                   US                 Int'l
            On Net (1) (2)
                   Installation                                    $*                   $*              One time
                   Service Fees:
                          Timestep 4520 VPN Gateway                $*                   $*              Per month
                          Timestep 1520 VPN Gateway                $*                   $*              Per month
                                                           -----------------------------------------

                                                           -----------------------------------------
                                                                   US                 Int'l
            Off Net (1) (2)
                   Installation                                    $*                   $*              One time
                   Service Fees:
                          Timestep 4520 VPN Gateway                $*                   $*              Per month
                          Timestep 1520 VPN Gateway                $*                   $*              Per month
                                                           -----------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
    VPN Client Software (US & Int'l) (2)
                                                           --------------------------------------------
                           Number of Users                   On Net Software        Off Net Software
                                                           Licenses (per user)     Licenses (per user)
                                      1-50                         $*                   $*              Per month
                                    51-100                         $*                   $*              Per month
                                   101-250                         $*                   $*              Per month
                                   251-500                         $*                   $*              Per month
                                 501-1,000                         $*                   $*              Per month
                               1,001-2,500                         $*                   $*              Per month
                                     2,501+                        $*                   $*              Per month
                                                           -----------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
    Optional Services
                                                           -------------------------------------------
            On Site Installation                                   $*          per install (surcharge)
                                                           -------------------------------------------

                                                           -------------------------------------------
            On Site 4 hour Repair Option                           $*          per device per month
                                                           -------------------------------------------

                                                           -------------------------------------------
                                                                   US                 Int'l
            On Site Spare VPN Gateway

                   Installation - Per install                      $*                   $*              One time
                   Service Fee - Monthly per device                $*                   $*              Per month
                                                           -------------------------------------------

            Help Desk Services
                                                           -------------------------------------------
                   Setup Fee - One time charge                     $*                per user
                   Service Fee - Monthly                           $*                per user
                                                           -------------------------------------------

-------------------------------------------------------------------------------------------------------

    Notes:

    (1) Pricing excludes implementation, support, and administration of "group" functionality which will be quoted on an Time and Materials (T&M) basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discounts.

    (2) Pricing includes standard Authenticated Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual case basis. These additional charges for custom branding are not eligible for Multi-Service Discounts.

            [LOGO]                                            Attachment B-1-3

_________________________________
G T E  C O M M U N I C AT I O N S
       C O R P O R A T I O N S



             Pricing for Site Patrol for Firewall 1 - Monthly Fees
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            Domestic Pricing (1)
    ---------------------------------------------------------------------------------------------------------------------
                        ----------------  ----------------------------------------------------------------------------
                         Configuration       Up to        2 T1s        4 T1s       6 T1s        Up to        Over
                          Changes/Month        T1         (3Mb)       (4-6Mb)     (7-10Mb)       15Mb        15Mb
    Managed Plus
      Bronze               Up to 2             $*           $*          $*           $*           $*          TBD         Per month
      Silver               Up to 6             $*           $*          $*           $*           $*          TBD         Per month
      Gold                Up to 12             $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Managed                                    $*           $*          $*           $*           $*
      Bronze               Up to 2             $*           $*          $*           $*           $*          TBD         Per month
      Silver               Up to 6             $*           $*          $*           $*           $*          TBD         Per month
      Gold                Up to 12             $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Shared Plus              N/A               $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Shared                   N/A               $*           $*          $*           $*           $*          TBD         Per month
                        --------------                                                       ------------- -----------
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
          International Pricing (1)
    ---------------------------------------------------------------------------------------------------------------------

                        ----------------  ----------------------------------------------------------------------------
                         Configuration       Up to        2 T1s        4 T1s       6 T1s        Up to        Over
                         Changes/Month         T1         (3Mb)       (4-6Mb)     (7-10Mb)       15Mb        15Mb
    Managed Plus
      Bronze               Up to 2             $*           $*          $*           $*           $*          TBD         Per month
      Silver               Up to 6             $*           $*          $*           $*           $*          TBD         Per month
      Gold                Up to 12             $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Managed                                    $*           $*          $*           $*           $*
      Bronze               Up to 2             $*           $*          $*           $*           $*          TBD         Per month
      Silver               Up to 6             $*           $*          $*           $*           $*          TBD         Per month
      Gold                Up to 12             $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Shared Plus              N/A               $*           $*          $*           $*           $*          TBD         Per month
                                               $*           $*          $*           $*           $*
    Shared                   N/A               $*           $*          $*           $*           $*          TBD         Per month
                        --------------                                                                    ------------

    ---------------------------------------------------------------------------------------------------------------------

      All prices have been changed to MONTHLY unless otherwise noted.

      Notes:
      (1) Pricing excludes administration of customers' user authentication or accounting databases, VPN configuration on the firewall, and configuration, management, and administration. These additional charges are not eligible for Multi-Service Discounts. of customer De-Militarized Zones (DMZ) which will be quoted on a Time and Materials (T&M) basis for each individual customer opportunity.

      These additional charges are not eligible for Multi-Service Discounts.

                                                                                                      Attachment B-1-3 (continued)
           [LOGO OF GTE]

 __________________________________     Pricing for
 G T E  C O M M U N I C A T I O N S     Site Patrol
       C O R P O R A T I O N            ------------------------------------------------------------------------------------------

                                        --------------------------------------      -------------------------------------
Installation and                             Domestic Pricing                          International Pricing
                                        --------------------------------------      -------------------------------------
Other Optional Items
                                        --------------------------------------      -------------------------------------
                                              Up to        2 T1s up to 15                 Up to        2 T1s up to 15
                                                T1                                          T1

Managed Plus

     Installation                               $*                $*                        $*                $*         One-time
     Additional Configuration                   $*                $*                        $*                $*         Per change
     4-Hr Response                              $*                $*                        $*                $*         Per month
     On-site Spare Lease                        $*                $*                        $*                $*         Per month
     On-site Spare Install                      $*                $*                        $*                $*         One-time
                                                $*                $*                        $*                $*
Managed                                         $*                $*                        $*                $*
     Installation                               $*                $*                        $*                $*         One-time
     Additional Configuration                   $*                $*                        $*                $*         Per change
     4-Hr Response                              $*                $*                        $*                $*         Per month
     On-site Spare Setup                        $*                $*                        $*                $*         One-time
                                                $*                $*                        $*                $*
Shared Plus                                     $*                $*                        $*                $*
     Installation - Custom Policy               $*                $*                        $*                $*         One-time
     Installation - Implicit Deny               $*                $*                        $*                $*         One-time
     4-Hr Response                              $*                $*                        $*                $*         Per month
     On-site Spare Lease                        $*                $*                        $*                $*         Per month
     On-site Spare Install                      $*                $*                        $*                $*         One-time
     Site Scan Upgrade                          $*                $*                        $*                $*         Per month
                                                $*                $*                        $*                $*
Shared                                          $*                $*                        $*                $*
     Installation - Custom Policy               $*                $*                        $*                $*         One-time
     Installation - Implicit Deny               $*                $*                        $*                $*         One-time
     4-Hr Response                              $*                $*                        $*                $*         Per month
     On-site Spare Setup                        $*                $*                        $*                $*         One-time
     Site Scan Upgrade                          $*                $*                        $*                $*         Per month
                                                $*                $*                        $*                $*
Reporting (All Platforms) (1)                   $*                $*                        $*                $*
     Setup                                      $*                $*                        $*                $*         One time
     Monthly Service                            $*                $*                        $*                $*         Per month

     All prices have been changed to MONTHLY, unless otherwise noted.

     Notes:
     (1) Reporting Service is only available for Site Patrol for FireWall-1 platforms. Service is not available for Security Advantage.

           [LOGO OF GTE]                                                                                 Attachment B-1-4

 __________________________________
 G T E  C O M M U N I C A T I O N S                        Pricing for Managed VPN
       C O R P O R A T I O N                 ---------------------------------------------------------------------------------

                                                                 -------------------------------------------
                                                                                  Pricing
                                                                 -------------------------------------------
----------------------------------------------------------------------------------------------------------------
       VPN Gateway Devices

                                                                 -------------------------------------------
                                                                          US                Int'l (1)
               On Net (2) (3)

                      Installation                                        $*                    $*               One time
                      Service Fees:
                              Nortel 4500 VPN Gateway                     $*                    $*               Per month
                              Nortel 2500 VPN Gateway                     $*                    $*               Per month
                              Nortel 1500 VPN Gateway                     $*                    $*               Per month
                                                                 -------------------------------------------

                                                                 -------------------------------------------
                                                                          US                  Int'l
               Off Net (2) (3)
                      Installation                                        $*                    $*               One time
                      Service Fees:
                              Nortel 4500 VPN Gateway                     $*                    $*               Per month
                              Nortel 2500 VPN Gateway                     $*                    $*               Per month
                              Nortel 1500 VPN Gateway                     $*                    $*               Per month
                                                                 -------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       VPN Client Software (3)

                                                                 -------------------------------------------
                                     Number of Users                On Net Software      Off Net Software
                                                                  Licenses (per user)   Licenses (per user)

                                          1-50                            $*                    $*               Per month
                                         51-100                           $*                    $*               Per month
                                         101-250                          $*                    $*               Per month
                                         251-500                          $*                    $*               Per month
                                        501-1,000                         $*                    $*               Per month
                                       1,001-2,500                        $*                    $*               Per month
                                          2,501+                          $*                    $*               Per month
                                                                 -------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       Optional Services

                                                                 -------------------------------------------
               On Site Spare VPN Gateway                                  US                  Int'l

                      Installation - per install                          $*                    $*               One time
                      Service Fee - Nortel                                $*                    $*               Per month
                                                                 -------------------------------------------
                              per device per month
----------------------------------------------------------------------------------------------------------------

       Notes:
       (1) Managed VPN Service International is not available as of writing. It is anticipated to become available by May 2000.
       (2) Pricing excludes implementation, support, and administration of "group" functionality which will be quoted on an Time and Materials basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discounts.
       (3) Pricing includes standard Authenticated Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual case basis. These additional charges for custom branding are not eligible for Multi-Service Discounts.

                                                                 Attachment B-2


                         MCS Pricing for Bell Atlantic
________________________________________________________________________________

The Volume Discount schedule below applies to all standard service quotations for Managed Connectivity (MCS) Services.

Managed Connectivity Services include:

     .  Internet Advantage Connection Service (IA)
     .  Internet Advantage International Connection Service (IAI)
     .  BizConnect Internet Access Service (BizConnect)
     .  ISP Direct Connection Service (ISP Direct)

Attached is the current baseline price list for:


     .  IA Services                Attachment #B-2-1
     .  IAI Services               Attachment #B-2-2
     .  BizConnect                 Attachment #B-2-3
     .  ISP Direct Services        Attachment #B-2-4
     .  IA additional features     Attachment #B-2-5
     .  IAI additional features    Attachment #B-2-6

The combined, aggregate revenue associated with all standard MCS Services, less the excluded MCS services noted below, shall be considered when computing both Volume Discounts (as well as Multi-Service Discounts)

For Volume Discounts, the following schedule shall be applicable to MCS
Services:

                               VOLUME DISCOUNTS

-------------------------------------------------------------
        Actual Monthly Revenue                  Additional
                                                 Discount

-------------------------------------------------------------
less than $6Million /month of  MCS Services        None
-------------------------------------------------------------
$6M to $10Million /month of  MCS Services             5%
-------------------------------------------------------------
greater than $10Million/month of MCS Services        10%
-------------------------------------------------------------

Exclusions:
-----------

The Volume Discount shall apply to all standard MCS Services with the exception of the following MCS service components which are excluded:

     . the existing installed customer base at the time the Agreement is executed;
     . customer premises equipment (CPE) and . local loops (recurring and non-recurring charges).

Notes:
------
A "standard service quotation" for purposes of this Attachment is one in which all the MCS services and products purchased by Bell Atlantic or Bell Atlantic's customer are found in the applicable MCS Service Description at the time the quotation is generated.

Price lock-in per ordered connection:  Each new connection will be priced at the
-------------------------------------
baseline price in effect at the time the connection is originally ordered for at least 12 months following its installation. Each renewed connection will be priced at the baseline price in effect at the time the connection is renewed for at least 12 months following its renewal. That means that when baseline pricing changes, the new prices only apply to new orders and some subset of renewals. In particular, in the case of renewals, new pricing will not be applicable unless the connection's previous price had been in effect for at least 12 months.

                                                                Attachment B-2-1




                         Pricing for Internet Advantage
--------------------------------------------------------------------------------

                                              -------------------------------------------        -------------------------------
                                                   AGREED BY GENUITY & BELL ATLANTIC
                                              -------------------------------------------        -------------------------------
                                              -------------------------------------------
                                                                              SILVER,
                                                                              BRONZE,
                                                                               PORT
                                                   NRC         GOLD MRC      ONLY MRC
                                              -------------------------------------------

   56 Kbps (renewals only)                         $*             $*            $*

   Fixed Price T1                                  $*             $*            $*

   Flexible T1
       Up to 128 Kbps                              $*             $*            $*
       Up to 256 Kbps                              $*             $*            $*
       Up to 384 Kbps                              $*             $*            $*
       Up to 768 Kbps                              $*             $*            $*
       Over 768 Kbps                               $*             $*            $*

   Backup T1
       Up to 2 Kbps                                $*             $*            $*
       Up to 128 Kbps                              $*             $*            $*
       Up to 256 Kbps                              $*             $*            $*
       Up to 384 Kbps                              $*             $*            $*
       Up to 768 Kbps                              $*             $*            $*
       Over 768 Kbps                               $*             $*            $*

   Flexible Multi-T1
       Up to 1 Mbps                                $*             $*            $*
       Up to 2 Mbps                                $*             $*            $*
       Up to 3 Mbps                                $*             $*            $*
       Up to 4 Mbps                                $*             $*            $*
       Up to 5 Mbps                                $*             $*            $*
       Up to 6 Mbps                                $*             $*            $*
       Up to 7 Mbps                                $*             $*            $*
       Up to 8 Mbps                                $*             $*            $*
       Over 8 Mbps                                 $*             $*            $*

   Backup Multi-T1
       Up to 10 Kbps                               $*             $*            $*
       Up to 1 Mbps                                $*             $*            $*
       Up to 2 Mbps                                $*             $*            $*
       Up to 3 Mbps                                $*             $*            $*
       Up to 4 Mbps                                $*             $*            $*
       Up to 5 Mbps                                $*             $*            $*
       Up to 6 Mbps                                $*             $*            $*
       Up to 7 Mbps                                $*             $*            $*
       Up to 8 Mbps                                $*             $*            $*
       Over 8 Mbps                                 $*             $*            $*

   Fixed Price Multi-T1
       3 Mbps                                      $*             $*            $*
       4.5 Mbps                                    $*             $*            $*
       6 Mbps                                      $*             $*            $*
       7.5 Mbps                                    $*             $*            $*
       9 Mbps                                      $*             $*            $*
   Fixed Price T3                                  $*             $*            $*

   Flexible T3
       Up to 3 Mbps                         3      $*             $*            $*
       Up to 6 Mbps                         6      $*             $*            $*
       Up to 9 Mbps                         9      $*             $*            $*
       Up to 12 Mbps                       12      $*             $*            $*
       Up to 15 Mbps                       15      $*             $*            $*
       Up to 18 Mbps                       18      $*             $*            $*
       Up to 21 Mbps                       21      $*             $*            $*
       Over 21 Mbps                        30      $*             $*            $*

                                                                Attachment B-2-1




                         Pricing for Internet Advantage
--------------------------------------------------------------------------------

                                              -------------------------------------------        -------------------------------
                                                    AGREED BY GENUITY & BELL ATLANTIC
                                              -------------------------------------------        -------------------------------
                                              -------------------------------------------
                                                                              SILVER,
                                                                              BRONZE,
                                                                               PORT
                                                   NRC         GOLD MRC      ONLY MRC
                                              -------------------------------------------

   Backup T3
       Up to 2 kbps                                $*             $*            $*
       Up to 3 Mbps                                $*             $*            $*
       Up to 6 Mbps                                $*             $*            $*
       Up to 9 Mbps                                $*             $*            $*
       Up to 12 Mbps                               $*             $*            $*
       Up to 15 Mbps                               $*             $*            $*
       Up to 18 Mbps                               $*             $*            $*
       Up to 21 Mbps                               $*             $*            $*
       Over 21 Mbps                                $*             $*            $*

   Fractional T3
       3 Mbps                               3      $*             $*            $*
       6 Mbps                               6      $*             $*            $*
       9 Mbps                               9      $*             $*            $*
       12 Mbps                             12      $*             $*            $*
       15 Mbps                             15      $*             $*            $*
       18 Mbps                             18      $*             $*            $*
       21 Mbps                             21      $*             $*            $*
       24 Mbps                             24      $*             $*            $*
       27 Mbps                             27      $*             $*            $*
       30 Mbps                             30      $*             $*            $*
       33 Mbps                                     N/A           N/A            N/A
       36 Mbps                                     N/A           N/A            N/A
       39 Mbps                                     N/A           N/A            N/A
       42 Mbps                                     N/A           N/A            N/A
       45 Mbps                                     N/A           N/A            N/A

   Fixed Price OC-3c                               $*             $*            $*

   Flexible OC-3c
       Up to 20 Mbps                       20      $*             $*            $*
       Up to 30 Mbps                       30      $*             $*            $*
       Up to 40 Mbps                       40      $*             $*            $*
       Up to 50 Mbps                       50      $*             $*            $*
       Up to 60 Mbps                       60      $*             $*            $*
       Up to 70 Mbps                       70      $*             $*            $*
       Up to 80 Mbps                       80      $*             $*            $*
       Up to 90 Mbps                       90      $*             $*            $*
       Up to 100 Mbps                     100      $*             $*            $*
       Over 100 Mbps                      120      $*             $*            $*

   Fractional OC-3c
       45 Mbps                             45      $*             $*            $*
       60 Mbps                             60      $*             $*            $*
       75 Mbps                             75      $*             $*            $*
       100 Mbps                           100      $*             $*            $*
       155 Mbps                           155      $*             $*            $*
                                                   $*             $*            $*
                                                   $*             $*            $*
   T1 Frame Relay                                  $*             $*            $*
       56 Kbps (32 Kbps CIR)                       $*             $*            $*
       128 Kbps (64 Kbps CIR)                      $*             $*            $*
       256 Kbps (128 Kbps CIR)                     $*             $*            $*
       384 Kbps (192 Kbps CIR)                     $*             $*            $*
       512 Kbps (256 Kbps CIR)                     $*             $*            $*
       T1 (768 Kbps CIR)                           $*             $*            $*
                                                   $*             $*            $*

                                                                Attachment B-2-1




                         Pricing for Internet Advantage
--------------------------------------------------------------------------------

                                              -------------------------------------------        -------------------------------
                                                  AGREED BY GENUITY & BELL ATLANTIC
                                              -------------------------------------------        -------------------------------
                                              -------------------------------------------
                                                                              SILVER,
                                                                              BRONZE,
                                                                               PORT
                                                   NRC         GOLD MRC      ONLY MRC
                                              -------------------------------------------

   T3 Frame Relay                                  $*             $*            $*
       3 Mbps (1.5 Mbps CIR)                       $*             $*            $*
       6 Mbps (3 Mbps CIR)                         $*             $*            $*
       9 Mbps (4.5 Mbps CIR)                       $*             $*            $*
       10 Mbps (5 Mbps CIR)                        $*             $*            $*
       12 Mbps (6 Mbps CIR)                        $*             $*            $*
       15 Mbps (7.5 Mbps CIR)                      $*             $*            $*
       18 Mbps (9 Mbps CIR)                        $*             $*            $*
       21 Mbps (10.5 Mbps CIR)                     $*             $*            $*
       30 Mbps (15 Mbps CIR)                       $*             $*            $*
       45 Mbps (22.5 Mbps CIR)                     $*             $*            $*
                                                   $*             $*            $*
   ATM                                             $*             $*            $*
       3 Mbps                                      $*             $*            $*
       5 Mbps                                      $*             $*            $*
       10 Mbps                                     $*             $*            $*
       15 Mbps                                     $*             $*            $*
       20 Mbps                                     $*             $*            $*
       45 Mbps                                     $*             $*            $*
                                                   $*             $*            $*
                                                   $*             $*            $*


                                                                Attachment B-2-2

                  Pricing for Internet Advantage International
--------------------------------------------------------------------------------


                                                           ----------------------------------------------------------
                                                                      AGREED BY GENUITY AND BELL ATLANTIC
                                                           ----------------------------------------------------------
                                                                                           NRC :
                                                                                          SILVER         SILVER &
                                                               NRC :                      BRONZE          BRONZE
                                                              GOLD         GOLD MRC         POC            MRC
                                                           ----------------------------------------------------------

   Fixed Frame Relay United Kingdom
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*

   Point to Point for the UK to the London PoP
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1 (Bronze Only)                                     $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
     Fractional E3 (Bronze Only)                                $*             $*            $*             $*
         4 Mbps                                                 $*             $*            $*             $*
         8 Mbps                                                 $*             $*            $*             $*
         12 Mbps                                                $*             $*            $*             $*
         16 Mbps                                                $*             $*            $*             $*
         24 Mbps                                                $*             $*            $*             $*
         34 Mbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Ireland                                $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Point to Point for Ireland to the Dublin PoP                 $*             $*            $*             $*
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1                                                   $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
     Fractional E3                                              $*             $*            $*             $*
         4 Mbps                                                 $*             $*            $*             $*
         8 Mbps                                                 $*             $*            $*             $*
         12 Mbps                                                $*             $*            $*             $*
         16 Mbps                                                $*             $*            $*             $*
         24 Mbps                                                $*             $*            $*             $*
         34 Mbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for the Netherlands                        $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*

                                                                Attachment B-2-2

                  Pricing for Internet Advantage International
--------------------------------------------------------------------------------

                                                           ----------------------------------------------------------
                                                                      AGREED BY GENUITY AND BELL ATLANTIC
                                                           ----------------------------------------------------------
                                                                                           NRC :
                                                                                          SILVER         SILVER &
                                                               NRC :                      BRONZE          BRONZE
                                                              GOLD         GOLD MRC         POC            MRC
                                                           ----------------------------------------------------------


   Point to Point for the Netherlands to
     the Amsterdam PoP                                          $*             $*            $*             $*
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1                                                   $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
     Fractional E3                                              $*             $*            $*             $*
         4 Mbps                                                 $*             $*            $*             $*
         8 Mbps                                                 $*             $*            $*             $*
         12 Mbps                                                $*             $*            $*             $*
         16 Mbps                                                $*             $*            $*             $*
         24 Mbps                                                $*             $*            $*             $*
         34 Mbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for France                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Point to Point for France to the Paris PoP                   $*             $*            $*             $*
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1                                                   $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Germany                                $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Point to Point for Germany to the Frankfurt PoP              $*             $*            $*             $*
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1                                                   $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Italy                                  $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*

                                                                Attachment B-2-2

                  Pricing for Internet Advantage International
--------------------------------------------------------------------------------

                                                           ----------------------------------------------------------
                                                                      AGREED BY GENUITY AND BELL ATLANTIC
                                                           ----------------------------------------------------------
                                                                                           NRC :
                                                                                          SILVER         SILVER &
                                                               NRC :                      BRONZE          BRONZE
                                                              GOLD         GOLD MRC         POC            MRC
                                                           ----------------------------------------------------------

   Point to Point for Italy to the Milan PoP                    $*             $*            $*             $*
     Fixed E1                                                   $*             $*            $*             $*
     Flex E1                                                    $*             $*            $*             $*
         Up to 128kbps                                          $*             $*            $*             $*
         Up to 256kbps                                          $*             $*            $*             $*
         Up to 512kbps                                          $*             $*            $*             $*
         Up to 768kbps                                          $*             $*            $*             $*
         Up to 1024kbps                                         $*             $*            $*             $*
         Over 1024kbps                                          $*             $*            $*             $*
     Multi E1                                                   $*             $*            $*             $*
         4 Mbps (N=2)                                           $*             $*            $*             $*
         6 Mbps (N=3)                                           $*             $*            $*             $*
         8 Mbps (N=4)                                           $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Spain                                  $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Belgium                                $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Switzerland                            $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Sweden                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Europe Zone 1 (EU1)                    $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Europe Zone 2 (EU2)                    $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Europe Zone 3 (EU3)                    $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Japan                                  $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*

                                                                Attachment B-2-2

                  Pricing for Internet Advantage International
--------------------------------------------------------------------------------

                                                           ----------------------------------------------------------
                                                                      AGREED BY GENUITY AND BELL ATLANTIC
                                                           ----------------------------------------------------------
                                                                                           NRC :
                                                                                          SILVER         SILVER &
                                                               NRC :                      BRONZE          BRONZE
                                                              GOLD         GOLD MRC         POC            MRC
                                                           ----------------------------------------------------------

   Point to Point for Japan to the Tokyo PoP                    $*             $*            $*             $*
     Fixed T1                                                   $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Hong Kong                              $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for South Korea                            $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Taiwan                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Australia                              $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Asia Zone 1 (Asia1)                    $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
         1024kbps                                               $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Asia Zone 2 (Asia2)                    $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Mexico                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Brazil                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Argentina                              $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for South America Zone 1 (SA1)             $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*

                                                                Attachment B-2-2

                  Pricing for Internet Advantage International
--------------------------------------------------------------------------------

                                                           ----------------------------------------------------------
                                                                      AGREED BY GENUITY AND BELL ATLANTIC
                                                           ----------------------------------------------------------
                                                                                           NRC :
                                                                                          SILVER         SILVER &
                                                               NRC :                      BRONZE          BRONZE
                                                              GOLD         GOLD MRC         POC            MRC
                                                           ----------------------------------------------------------

   Fixed Frame Relay for South America Zone 2 (SA2)             $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Puerto Rico                            $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
         512kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*
   Fixed Frame Relay for Canada                                 $*             $*            $*             $*
         64kbps                                                 $*             $*            $*             $*
         128kbps                                                $*             $*            $*             $*
         256kbps                                                $*             $*            $*             $*
                                                                $*             $*            $*             $*

      [LOGO]                                                    Attachment B-2-3

__________________
GTE COMMUNICATIONS                                    Pricing for BizConnect
   CORPORATION                                    ------------------------------

                                                       ------------------------
                                                          AGREED BY GENUITY &
                                                            BELL ATLANTIC
                                                       ------------------------
                                                        NRC              MRC
                                                       ------------------------
   Fixed Price T1                                        $*               $*
                                                         $*               $*
   Frame Relay                                           $*               $*
       128 Kbps (64 Kbps CIR)                            $*               $*
       256 Kbps (128 Kbps CIR)                           $*               $*
       384 Kbps (192 Kbps CIR)                           $*               $*
       512 Kbps (256 Kbps CIR)                           $*               $*
       T1 (768 Kbps CIR)                                 $*               $*
                                                       ------------------------

      [LOGO]                                                    Attachment B-2-4

__________________                               Pricing for ISP Direct
GTE COMMUNICATIONS                      ----------------------------------------
    CORPORATION

                                           --------------------------------
                                           AGREED BY GENUITY & BELL ATLANTIC
                                           ---------------------------------

                                              NRC     PREMIUM    STANDARD
                                           ---------------------------------
   Fractional T1
      128 Kbps                                $*         $*         $*
      256 Kbps                                $*         $*         $*
      384 Kbps                                $*         $*         $*
      512 Kbps                                $*         $*         $*
      768 kbps                                $*         $*         $*
                                              $*         $*         $*
   Backup T1                                  $*         $*         $*
      Up to 56 Kbps                           $*         $*         $*
      Up to 128 Kbps                          $*         $*         $*
      Up to 256 Kbps                          $*         $*         $*
      Up to 384 Kbps                          $*         $*         $*
      Up to 512 Kbps                          $*         $*         $*
      Up to 768 Kbps                          $*         $*         $*
      Over 768 Kbps                           $*         $*         $*
                                              $*         $*         $*
   Fixed T1                                   $*         $*         $*
                                              $*         $*         $*
   Flexible Multi-T1                          $*         $*         $*
      Up to 3 Mbps                            $*         $*         $*
      Up to 4 Mbps                            $*         $*         $*
      Up to 5 Mbps                            $*         $*         $*
      Up to 6 Mbps                            $*         $*         $*
      Up to 7 Mbps                            $*         $*         $*
      Up to 8 Mbps                            $*         $*         $*
      Over 8 Mbps                             $*         $*         $*
                                              $*         $*         $*
   Fixed Price Multi-T1                       $*         $*         $*
      3 Mbps                                  $*         $*         $*
      4.5 Mbps                                $*         $*         $*
      6 Mbps                                  $*         $*         $*
      7.5 Mbps                                $*         $*         $*
      9 Mbps                                  $*         $*         $*
                                              $*         $*         $*
   Fixed Price T3                             $*         $*         $*
                                              $*         $*         $*
   Flexible Ethernet                          $*         $*         $*
      Up to 1.5 Mbps                          $*         $*         $*
      Up to 2.4 Mbps                          $*         $*         $*
      Up to 3.9 Mbps                          $*         $*         $*
      Up to 5.9 Mbps                          $*         $*         $*
      Over 5.9 Mbps                           $*         $*         $*
                                              $*         $*         $*
   Fixed Price Ethernet                       $*         $*         $*
                                              $*         $*         $*
   Flexible T3                                $*         $*         $*
      Up to 3 Mbps                            $*         $*         $*
      Up to 6 Mbps                            $*         $*         $*
      Up to 9 Mbps                            $*         $*         $*
      Up to 12 Mbps                           $*         $*         $*
      Up to 15 Mbps                           $*         $*         $*
      Up to 18 Mbps                           $*         $*         $*
      Up to 21 Mbps                           $*         $*         $*
      Over 21 Mbps                            $*         $*         $*
                                              $*         $*         $*
                                              $*         $*         $*
                                              $*         $*         $*
   Backup T3                                  $*         $*         $*
      Up to 1 Mbps                            $*         $*         $*
      Up to 3 Mbps                            $*         $*         $*
      Up to 6 Mbps                            $*         $*         $*
      Up to 9 Mbps                            $*         $*         $*
      Up to 12 Mbps                           $*         $*         $*

      [LOGO]                                                    Attachment B-2-4

__________________                              Pricing for ISP Direct
GTE COMMUNICATIONS                      ----------------------------------------
    CORPORATION

                                           --------------------------------
                                           AGREED BY GENUITY & BELL ATLANTIC
                                           ---------------------------------

                                              NRC     PREMIUM    STANDARD
                                           ---------------------------------
      Up to 15 Mbps                           $*         $*         $*
      Up to 18 Mbps                           $*         $*         $*
      Up to 21 Mbps                           $*         $*         $*
      Over 21 Mbps                            $*         $*         $*
                                              $*         $*         $*
   Fractional T3                              $*         $*         $*
      3 Mbps                                  $*         $*         $*
      6 Mbps                                  $*         $*         $*
      9 Mbps                                  $*         $*         $*
      12 Mbps                                 $*         $*         $*
      15 Mbps                                 $*         $*         $*
      18 Mbps                                 $*         $*         $*
      21 Mbps                                 $*         $*         $*
      24 Mbps                                 $*         $*         $*
      27 Mbps                                 $*         $*         $*
      30 Mbps                                 $*         $*         $*
                                              $*         $*         $*
   Flexible Fast Ethernet Fee Schedule        $*         $*         $*
      Up to 4 Mbps                            $*         $*         $*
      Up to 6 Mbps                            $*         $*         $*
      Up to 8 Mbps                            $*         $*         $*
      Up to 10 Mbps                           $*         $*         $*
      Up to 12 Mbps                           $*         $*         $*
      Up to 14 Mbps                           $*         $*         $*
      Up to 16 Mbps                           $*         $*         $*
      Up to 18 Mbps                           $*         $*         $*
      Up to 20 Mbps                           $*         $*         $*
      Up to 22 Mbps                           $*         $*         $*
      Up to 24 Mbps                           $*         $*         $*
      Up to 26 Mbps                           $*         $*         $*
      Up to 28 Mbps                           $*         $*         $*
      Up to 30 Mbps                           $*         $*         $*
      Up to 32 Mbps                           $*         $*         $*
      Up to 34 Mbps                           $*         $*         $*
      Up to 36 Mbps                           $*         $*         $*
      Up to 38 Mbps                           $*         $*         $*
      Up to 40 Mbps                           $*         $*         $*
      Up to 42 Mbps                           $*         $*         $*
      Up to 44 Mbps                           $*         $*         $*
      Up to 46 Mbps                           $*         $*         $*
      Up to 48 Mbps                           $*         $*         $*
      Up to 50 Mbps                           $*         $*         $*
      Up to 52 Mbps                           $*         $*         $*
      Up to 54 Mbps                           $*         $*         $*
      Up to 56 Mbps                           $*         $*         $*
      Up to 58 Mbps                           $*         $*         $*
      Up to 60 Mbps                           $*         $*         $*
      Up to 70 Mbps                           $*         $*         $*
      Up to 80 Mbps                           $*         $*         $*
      Up to 90 Mbps                           $*         $*         $*
      Up to 100 Mbps                          $*         $*         $*
                                              $*         $*         $*
   Fixed Fast Ethernet                        $*         $*         $*
                                              $*         $*         $*
   Virtual Transit Access Service             $*         $*         $*
      4 Mbps                                  $*         $*         $*
      6 Mbps                                  $*         $*         $*
      8 Mbps                                  $*         $*         $*
      10 Mbps                                 $*         $*         $*
      12 Mbps                                 $*         $*         $*
      14 Mbps                                 $*         $*         $*
      16 Mbps                                 $*         $*         $*
      18 Mbps                                 $*         $*         $*

      [LOGO]                                                    Attachment B-2-4

__________________                              Pricing for ISP Direct
GTE COMMUNICATIONS                    ------------------------------------------
    CORPORATION

                                           ---------------------------------
                                           AGREED BY GENUITY & BELL ATLANTIC
                                           ---------------------------------

                                              NRC     PREMIUM    STANDARD
                                           ---------------------------------
      20 Mbps                                 $*         $*         $*
      22 Mbps                                 $*         $*         $*
      24 Mbps                                 $*         $*         $*
      26 Mbps                                 $*         $*         $*
      28 Mbps                                 $*         $*         $*
      30 Mbps                                 $*         $*         $*
      32 Mbps                                 $*         $*         $*
      34 Mbps                                 $*         $*         $*
      36 Mbps                                 $*         $*         $*
      38 Mbps                                 $*         $*         $*
      40 Mbps                                 $*         $*         $*
      42 Mbps                                 $*         $*         $*
      44 Mbps                                 $*         $*         $*
                                              $*         $*         $*
   Fixed Price OC-3c                          $*         $*         $*
                                              $*         $*         $*
   Fractional OC-3c                           $*         $*         $*
      45 Mbps                                 $*         $*         $*
      60 Mbps                                 $*         $*         $*
      75 Mbps                                 $*         $*         $*
      100 Mbps                                $*         $*         $*
      125 Mbps                                $*         $*         $*
      155 Mbps                                $*         $*         $*
                                              $*         $*         $*
   Fixed Price OC-12c                         $*         $*         $*
                                              $*         $*         $*
   Flexible OC-12c                            $*         $*         $*
                                              $*         $*         $*

[LOGO OF GTE]                                                                                                      Attachment B-2-5

                                      Pricing for Internet Advantage Additional Features
                                      ----------------------------------------------------------------------------------------------


                                      ----------------------------------------------------------------------------------------------
                                              GOLD                   SILVER                  BRONZE                 PORT ONLY
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
                                         NRC        NRC         NRC         MRC          NRC          MRC        NRC         MRC
                                      ----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Primary DNS (per additional 10 pack)      $*         $*          $*          $*           $*           $*         $*          $*
Secondary DNS (per add'l 10 pack)         $*         $*          $*          $*           $*           $*         $*          $*
Packet Filtering (per LAN)             included   included       $*          $*          N/A          N/A        N/A         N/A
Network News Feed (additional)            $*         $*          $*          $*           $*           $*         $*          $*
News Access                               $*         $*          $*          $*           $*           $*         $*          $*
Domain Name Email                         $*         $*          $*          $*           $*           $*         $*          $*
Network Address Translation               $*         $*          $*          $*          N/A          N/A        N/A         N/A
@Vault                                    $*         $*

------------------------------------------------------------------------------------------------------------------------------------

[LOGO OF GTE]                                                                            Attachment B-2-6

                                         Pricing for Internet Advantage International Additional Features
                                      -----------------------------------------------------------------------

                                      -----------------------------------------------------------------------
                                              GOLD                   SILVER                  BRONZE
                                      -----------------------------------------------------------------------
                                      -----------------------------------------------------------------------
                                         NRC        NRC         NRC         MRC          NRC          MRC
                                      -----------------------------------------------------------------------
                                      -----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Primary DNS (per additional 10 pack)      $*         $*          $*          $*           $*          $*
Secondary DNS (per add'l 10 pack)         $*         $*          $*          $*           $*          $*
Packet Filtering (per LAN)              included   included      $*          $*          N/A         N/A
Network News Feed (primary)               $*         $*          $*          $*           $*          $*
Network News Feed (secondary)             $*         $*          $*          $*           $*          $*
ISDN Backup Service                       $*         $*          $*          $*          N/A         N/A
-------------------------------------------------------------------------------------------------------------

                                                                  Attachment B-3

DIALINX v2.3 BELL ATLANTIC WHOLESALE RATE SCHEDULE

Definitions: (for purposes of this Attachment only)
-------------

 .    Genuity Solutions Inc.  Genuity
 .    GTE/Bell Atlantic       Bell Atlantic
 .    Customer                Each and every direct customer of Bell Atlantic
 .    End User                Each and every end user of a Customer of Bell
                             Atlantic

 .    Service rates correspond to the rates outlined below. Network volume discounts are automatic and dynamic, (e.g., Bell Atlantic may receive a lower component price one month, and higher rate the next month due to monthly usage variables.)

 .    During the month in which any link, equipment, or service is installed or de-installed, the Pro-Rated Monthly Charge, will be billed based upon a 30 day calendar month for each day following Genuity's commencement of the applicable service. For example, for equipment installed or de-installed, the Customer will be billed 1/30 of the Monthly Charge, for each day following commencement of the service for that billing period.

CUSTOMER SET-UP FEES

 .    Bell Atlantic will be charged a per customer set-up fee based on provisioning up to 5 realms pointing to the same RADIUS IP address. Additional realms are outlined in more detail elsewhere in this document.

 .    Per Customer Set-up fee (NRC):      $*

NORTH AMERICAN DIAL ACCESS NETWORKING HOURLY SERVICE FEES

North American rates reflect use of the Bell Atlantic's local access points in the U.S. and Canada, (currently approximately 850 local access numbers). 800 rates are priced separately for the U.S. and Canada as noted below. A complete, up to date list of the North American local access numbers in Excel format can be found at:

http://www.bbn.com/support/dialinx/napops.htm

North American Rates

Monthly             Hourly     800/888       800/888
Hours                 US          US         Canada
                    Analog     (per hr)     (per hr)
                    (USDL)#     (US8A,       (CA8A)#
                                 US8B)#
------------------------------------------------------
  0-3M                  $*
------------------------------
   3M+                  $*
------------------------------
   6M+                  $*
------------------------------
  12M+                  $*          $*           $*
------------------------------
  24M+                  $*
------------------------------
  48M+                  $*
------------------------------
  72M+                  $*
------------------------------------------------------

#Genuity DiaLinx Rate Codes

WORLDWIDE DIAL ACCESS NETWORKING HOURLY SERVICE FEES

Bell Atlantic customers will be provided DiaLinx v2.3 international access to Genuity DiaLinx at the rates outlined below. These items are pass through charges and our not subject to any further discounts. There are two networks available to Bell Atlantic, the DiaLinx International network, and the International Partner network via iPass. These networks are differentiated by Genuity billing codes as noted in the table below. A complete, up to date list of the international local access numbers (with billing codes) in Excel format can be found at:

http://www.bbn.com/support/dialinx/intlpops.htm

DiaLinx International Rates

------------------------------------------------------------------------------------------------------------------------------
      UK           Europe/       Australia NZ       Mexico           Asia         Mexico 800      Freephone       Caribbean/
                 Puerto Rico                                                     /Puerto Rico       Access         Thailand
                                    Zone 3                                           800
    Zone 1          Zone 2      (IDLB, IDLK)#       Zone 4          Zone 5          Zone 6          Zone 7          Zone 8
   (IDLM)#      (IDLA, IDLL)#                      (IDLC)#         (IDLD)#         (IDLE)#         (IDLF)#         (IDLH)#
------------------------------------------------------------------------------------------------------------------------------
      $*              $*              $*              $*              $*              $*              $*              $*
------------------------------------------------------------------------------------------------------------------------------

International Partner Network Rates

----------------------------------------------------------------------------------------
          Code A             Code B   Code C   Code D (IPAD)#  Code E   Code F   Code G
          (IPAA)#            (IPAB)#  (IPAC)#                  (IPAE)#  (IPAF)#  (IPAG)#
----------------------------------------------------------------------------------------
            $*                 $*       $*           $*          $*       $*       $*
----------------------------------------------------------------------------------------

#Genuity Bill Codes

VISP SET-UP CHARGES

 .    Per Customer Set-up fee (NRC):     $*
          Includes the T & M support for choosing the application components, bundling and deploying a CD Master on a per customer basis, as well as the set-up the back office services to support registration, email, and news. This fee is inclusive of the customer set-up fee noted under Customer set-up fees above, but only includes one realm as part of this service offering. Provisioning of additional realms for a VISP customer is a non-standard implementation and will incur T & M charges to be determined on an ICB.

 .    Per User Set-up fee (NRC):         $*
          This is the per-user fee for all new end users added to the customer's database on a monthly basis.

DIALINX VISP - Base Components,  including the following services:

 .    Base Services:                     $*
          RADIUS Authentication
          Registration Servers
          CD Master (includes the following software):
               Customized Registration Software
               Customized Dialer Software
               Netscape 4.0 and/or IE 4.0
          Email (Up to 3 mail boxes per user)
          News Feed

DIALINX VISP - Credit Card Billing Option

 .    End User Credit Card Billing       $* per month per user

          Please note Base Services must also be selected for this option.

DIALINX VISP - Help Desk Option

 .    End User Help Desk (7X24)          $* per month per user

DIALINX VISP - Personal Web Space Option

 .    End User Personal Web Space - 3 Megabytes/user.  (If selected charge is for
     all users/realm)                                 $* per user per month

          Please note Base Services must also be selected for this option.

ADDITIONAL OPTIONAL SERVICES

RADIUS Hosting:
---------------

Genuity can setup and host a RADIUS authentication server at a physically secure and redundant server farm. Genuity also provides a secure Web-based administration tool for easy username administration. Price is based on individual end-user volume from Bell Atlantic. One time fee for set up is based on each individual end customer of Bell Atlantic who chooses this option.

--------------------------------------------------------------------
       Service                      Volume Pricing
--------------------------------------------------------------------
                         under 5,000 accounts - $* user/month
   RADIUS Hosting      5,001 - 10, 000 accounts - $* user/month
                       10,001 - 20,000 accounts - $* user/month
                        20,001 - 50,000 accounts $* user/month
--------------------------------------------------------------------

 .    Per Customer Set-up fee (NRC):     $*

Additional Realms:
-----------------

Genuity will support five (5) RADIUS authentication realms to you. Customers who require additional realms will be charged the following fee for each block of five (5) additional realms.

 .    Per Customer Monthly fee (MRC):    $*

Tunnel Routers:
---------------

PLEASE NOTE: A Tunnel Router solution requires a DiaLinx QRT Review Process. See the DiaLinx QRT Request Process & Procedures Guide location on the KBank for instructions on submitting a request.

Genuity leases the DiaLinx Tunnel Router to the customer, provisioning the equipment and pre-configuring the router prior to delivery. The DiaLinx Tunnel Router is a Cisco 4700M router with one Ethernet card. A minimum term of one year is required on all tunnel routers. If a tunnel router is de-installed prior to the one year period, a service fee equal to the remainder of a one year term will be incurred.

 .    Pre Customer Set-up fee (NRC):     $*

 .    Per Customer Monthly fee (MRC):    $*

Real-Time RADIUS Accounting:
----------------------------

PLEASE NOTE: Real-Time Radius Accounting requires a DiaLinx QRT Review Process. See the DiaLinx QRT Request Process & Procedures Guide location on the KBank for instructions on submitting a request.

Genuitywill provide Real-Time RADIUS Accounting feeds to Bell Atlantic customers
through the DiaLinx QRT Process.   Bell Atlantic customers should review the
DiaLinx Real-Time RADIUS Accounting Product Guide for additional information on proper implementation.

 .    Per Customer Set-up fee (NRC):     $*

 .    Per Customer Monthly fee (MRC):    $*

Time and Materials

 .    Out of Scope Work        $* per hour

                                                                  Attachment B-4

                  E Business Hosting Pricing for Bell Atlantic


The discount schedule below applies to all standard service quotations for Enterprise Advantage (EA) services.

Attached is the current price list for EA services (Attachment #B-4-1).

Baseline discounts are available based on the term of Bell Atlantic's customer's contract, and vary according to the service component as documented in the attached schedule (Attachment #B-4-2, "Baseline Discounts").

                          Escalated Discount Schedule

------------------------------------------------------------------------------------------------------------------------------
               RECURRING HOSTING SERVICES                                      Bell Atlantic's Customer Contract Term
------------------------------------------------------------------------------------------------------------------------------
   Bell Atlantic Customer's Contractual Commitment                             One Year                     Multi-Year
                        for
                Recurring Hosting Services

   (On an individual quotation (deal-by-deal) basis,
                  not in the aggregate)
------------------------------------------------------------------------------------------------------------------------------
less than $20K/month of recurring hosting services                            Baseline                      Baseline
------------------------------------------------------------------------------------------------------------------------------
$20K to $200K/month of recurring hosting services                           Baseline + 3%                 Baseline + 4%
------------------------------------------------------------------------------------------------------------------------------
greater than $200K/month of recurring hosting services                      Baseline + 5%                 Baseline + 7%
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              MONTHLY BANDWIDTH COMMITMENT                                  Bell Atlantic's Customer Contract Term

---------------------------------------------------------------------------------------------------------------------------
            Bell Atlantic Customer's                                        One Year                 Multi-Year
           Monthly Bandwidth Commitment
   (On an individual quotation (deal-by-deal) basis,
               not in the aggregate)
---------------------------------------------------------------------------------------------------------------------------
less than 50 Mbps monthly bandwidth commitment                              Baseline                 Baseline
---------------------------------------------------------------------------------------------------------------------------
50 Mbps - 100 Mbps monthly bandwidth commitment                           Baseline + 2%            Baseline + 4%
---------------------------------------------------------------------------------------------------------------------------
greater than 100 Mbps monthly bandwidth commitment                        Baseline + 5%            Baseline + 6%
---------------------------------------------------------------------------------------------------------------------------

Exclusions:
-----------

Genuity limits the following service components to the Baseline discount schedule: they are not eligible for the Escalated Discounts:
 . All 3/rd/ party hardware, hardware maintenance, software and software maintenance purchased by Genuity.

Any EA Services provided to Bell Atlantic in Genuity's Japan Data Center are subject to tariffs and are not eligible for any discounts (either Baseline or the Escalated Discounts above)

Notes:
------

Genuity and Bell Atlantic agree to enter into good faith discussions to determine how Bell Atlantic may purchase its own hardware for use as part of a standard EA service. The discussions shall take place within 120 days of the effective date of the Agreement.

A "standard service quotation" for purposes of this Attachment is one in which all the EA services and products purchased by Bell Atlantic's customer are found in the EA Service Description at the time the quotation is generated and the customer's web site architecture is a Genuity-approved architecture.

             Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                    ITEM_DESCRIPTION                                                  UOM   PLATFORM     MODELS
ENTERPRISE COMMERCE
wh-store-b2                  B2 Additional Storefront                                          EA    NT
wh-imp-b2b                   B2B Commerce - Installation                                       EA    NT
wh-swrent-b2b                B2B Commerce - License Fee                                        DAY   NT
wh-imp-b2c                   B2C Commerce - Installation                                       EA    NT
wh-swrent-b2c                B2C Commerce - License Fee                                        DAY   NT
wh-sw-cr                     B2C Commerce/MS Site Server 1x License Fee                        EA    NT
wh-fm-cr                     B2C Commerce/MS Site Server Fault Monitoring                      DAY   NT
wh-imp-cr                    B2C Commerce/MS Site Server Installation                          EA    NT
wh-swrent-cr                 B2C Commerce/MS Site Server License Fee                           DAY   NT
wh-swrent-comsrv-b2          Commerce Server Add-on                                            DAY   NT
wh-swrent-mbrsrv-b2          Membership Server Add-on                                          DAY   NT
wh-imp-mscsic                Microsoft Commerce Server  w/IC Installation                      EA    NT
wh-swrent-mscsic             Microsoft Commerce Server Fee                                     DAY   NT
wh-sw-mscsic                 Microsoft Commerce Server w/IC                                    EA    NT
wh-sw-msssic                 Microsoft Site Server 7.0 w/IC                                    EA    NT
wh-swrent-msssic             Microsoft Site Server 7.0 w/IC Fee                                DAY   NT
wh-imp-msssic                Microsoft Site Server 7.0 w/IC Installation                       EA    NT
wh-swrent-sqlsrv-b2          Microsoft SQL Server 7.0 Add-on                                   DAY   NT
wh-sw-sqlent                 Microsoft SQL Server 7.0 Enterprise Upgrade                       EA    NT
wh-swrent-sqlent             Microsoft SQL Server 7.0 Enterprise Upgrade                       DAY   NT
wh-sw-sqlsrvwic              Microsoft SQL Server 7.0 w/IC                                     EA    NT
wh-swrent-sqlsrvwic          Microsoft SQL Server 7.0 w/IC Fee                                 DAY   NT
wh-sw-sqlsrvic               Microsoft SQL Server Internet Connector                           EA    NT
wh-swrent-sqlsrvic           Microsoft SQL Server Internet Connector Fee                       DAY   NT
wh-swrent-sqlsrvic-b2        MS SQL Server 7.0 Internet Connector Add-on                       DAY   NT
wh-imp-tandata               Tan Data Installation                                             EA    NT
wh-swrent-tandata            Tan Data License Fee                                              DAY   NT
wh-sw-tandata                Tan Data Onetime License Fee                                      EA    NT
wh-swrent-add-carrier        TanData Additional Carrier License                                DAY   NT
wh-swrent-add-origin         TanData Additional Origin License                                 DAY   NT
wh-swrent-add-tandata        TanData Add-on License Fee                                        DAY   NT
wh-bts-taxware               Tax Ware Basic Technical Support                                  DAY   NT
wh-imp-taxware               Tax Ware Installation                                             EA    NT
wh-swrent-taxware            Tax Ware License Fee                                              DAY   NT
wh-sw-taxware                Tax Ware Onetime License Fee                                      EA    NT
wh-swrent-add-nexus          Taxware Additional Nexus                                          DAY   NT
wh-swrent-add-taxware        Taxware Add-on License Fee                                        DAY   NT
ENTERPRISE PERFORMANCE
Traffic Distribution & Load Balancing
wh-band-100-cach-add-man     100Mbps/Mo Caching Commitment - Add Usage Fee                     EA    NT,UNIX
wh-band-100-cach-man         100Mbps/Mo Caching Commitment - Min Usage Fee                     DAY   NT,UNIX
wh-band-10-cach-add-man      10Mbps/Mo Caching Commitment - Addl Usage Fee                     EA    NT,UNIX
wh-band-10-cach-man          10Mbps/Mo Caching Commitment - Min Usage Fee                      DAY   NT,UNIX
wh-band-20-cach-add-man      20Mbps/Mo Caching Commitment - Addl Usage Fee                     EA    NT,UNIX
wh-band-20-cach-man          20Mbps/Mo Caching Commitment - Min Usage Fee                      DAY   NT,UNIX
wh-band-2-cach-add-man       2Mbps/Mo Caching Commitment - Addl Usage Fee                      EA    NT,UNIX
wh-band-2-cach-man           2Mbps/Mo Caching Commitment - Min Usage Fee                       DAY   NT,UNIX
wh-band-4-cach-add-man       4Mbps/Mo Caching Commitment - Addl Usage Fee                      EA    NT,UNIX
wh-band-4-cach-man           4Mbps/Mo Caching Commitment - Min Usage Fee                       DAY   NT,UNIX
wh-band-50-cach-add-man      50Mbps/Mo Caching Commitment - Addl Usage Fee                     EA    NT,UNIX
wh-band-50-cach-man          50Mbps/Mo Caching Commitment - Min Usage Fee                      DAY   NT,UNIX
wh-band-6-cach-add-man       6Mbps/Mo Caching Commitment - Addl Usage Fee                      EA    NT,UNIX
wh-band-6-cach-man           6Mbps/Mo Caching Commitment - Min Usage Fee                       DAY   NT,UNIX
wh-band-8-cach-add-man       8Mbps/Mo Caching Commitment - Addl Usage Fee                      EA    NT,UNIX
wh-band-8-cach-man           8Mbps/Mo Caching Commitment - Min Usage Fee                       DAY   NT,UNIX
wh-imp-cach                  Activation Fee, Caching                                           EA    NT,UNIX

                                                                         ---------------------------------------------------------
ITEM_CODE                               COMP_CLASS                        EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                                         ---------------------------------------------------------
ENTERPRISE COMMERCE
B2
wh-store-b2                             Enterprise Commerce               *
wh-imp-b2b                              Enterprise Commerce               *
wh-swrent-b2b                           Enterprise Commerce               *
wh-imp-b2c                              Enterprise Commerce               *
wh-swrent-b2c                           Enterprise Commerce               *
wh-sw-cr                                Enterprise Commerce               *                                        *
wh-fm-cr                                Enterprise Commerce               *                                        *
wh-imp-cr                               Enterprise Commerce               *                                        *
wh-swrent-cr                            Enterprise Commerce               *                                        *
wh-swrent-comsrv-b2                     Enterprise Commerce               *                                        *
wh-swrent-mbrsrv-b2                     Enterprise Commerce                                                        *
wh-imp-mscsic                           Enterprise Commerce                                                        *
wh-swrent-mscsic                        Enterprise Commerce                                                        *
wh-sw-mscsic                            Enterprise Commerce                                                        *
wh-sw-msssic                            Enterprise Commerce                                                        *
wh-swrent-msssic                        Enterprise Commerce                                                        *
wh-imp-msssic                           Enterprise Commerce                                                        *
wh-swrent-sqlsrv-b2                     Enterprise Commerce                                                        *
wh-sw-sqlent                            Enterprise Commerce                                                        *
wh-swrent-sqlent                        Enterprise Commerce                                                        *
wh-sw-sqlsrvwic                         Enterprise Commerce                                                        *
wh-swrent-sqlsrvwic                     Enterprise Commerce                                                        *
wh-sw-sqlsrvic                          Enterprise Commerce                                                        *
wh-swrent-sqlsrvic                      Enterprise Commerce                                                        *
wh-swrent-sqlsrvic-b2                   Enterprise Commerce                                                        *
wh-imp-tandata                          Enterprise Commerce               *
wh-swrent-tandata                       Enterprise Commerce               *
wh-sw-tandata                           Enterprise Commerce               *
wh-swrent-add-carrier                   Enterprise Commerce               *
wh-swrent-add-origin                    Enterprise Commerce               *
wh-swrent-add-tandata                   Enterprise Commerce               *
wh-bts-taxware                          Enterprise Commerce               *
wh-imp-taxware                          Enterprise Commerce               *
wh-swrent-taxware                       Enterprise Commerce               *
wh-sw-taxware                           Enterprise Commerce               *
wh-swrent-add-nexus                     Enterprise Commerce               *
wh-swrent-add-taxware                   Enterprise Commerce               *
ENTERPRISE PERFORMANCE
Traffic Distribution & Load Balancing
wh-band-100-cach-add-man                Enterprise Commerce               *
wh-band-100-cach-man                    Enterprise Commerce               *
wh-band-10-cach-add-man                 Enterprise Commerce               *
wh-band-10-cach-man                     Enterprise Commerce               *
wh-band-20-cach-add-man                 Enterprise Commerce               *
wh-band-20-cach-man                     Enterprise Commerce               *
wh-band-2-cach-add-man                  Enterprise Commerce               *
wh-band-2-cach-man                      Enterprise Commerce               *
wh-band-4-cach-add-man                  Enterprise Commerce               *
wh-band-50-cach-add-man                 Enterprise Commerce               *
wh-band-50-cach-man                     Enterprise Commerce               *
wh-band-6-cach-add-man                  Enterprise Commerce               *
wh-band-6-cach-man                      Enterprise Commerce               *
wh-band-8-cach-add-man                  Enterprise Commerce               *
wh-band-8-cach-man                      Enterprise Commerce               *
wh-imp-cach                             Enterprise Commerce               *

             Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                    ITEM_DESCRIPTION                                                  UOM   PLATFORM     MODELS
wh-imp2-url-cach             Additional URL Fee, Caching                                       EA    NT,UNIX
wh-eq-distdir                Cisco Distributed Director                                        EA    NT,UNIX
wh-imp-distdir               Cisco Distributed Director Installation                           EA    NT,UNIX
wh-mnt-distdir               Cisco Distributed Director Maintenance                            DAY   NT,UNIX
wh-eqpmt-distdir             Cisco Distributed Director Rent-To-Own                            DAY   NT,UNIX
wh-eq-ld416                  Cisco Local Director 416                                          EA    NT,UNIX
wh-eqrent-ld416              Cisco Local Director 416 Rental Fee                               DAY   NT,UNIX
wh-eqpmt-ld416               Cisco Local Director 416 Rent-To-Own                              DAY   NT,UNIX
wh-eq-ld430                  Cisco Local Director 430                                          EA    NT,UNIX
wh-eqrent-ld430              Cisco Local Director 430 Rental Fee                               DAY   NT,UNIX
wh-eqpmt-ld430               Cisco Local Director 430 Rent-To-Own                              DAY   NT,UNIX
wh-ops-ddir                  Distributed Director Fee                                          DAY   NT,UNIX
wh-ops-hs                    Hopscotch Fee                                                     DAY   NT,UNIX
wh-imp-hs                    Hopscotch Installation                                            EA    NT,UNIX
wh-imp-hscp                  Hopscotch Customer Premise Configuration                          EA    NT,UNIX
wh-ops-hscp                  Hopscotch Customer Premise Fee                                    DAY   NT,UNIX
Traffic-Host
wh-imp-lb1                   Activation Fee, Load Balancer 1                                   EA    NT,UNIX
wh-imp-lb2                   Activation Fee, Load Balancer 2                                   EA    NT,UNIX
wh-ops-lb1                   Load Balancer 1 Service Fee                                       DAY   NT,UNIX
wh-ops-lb2                   Load Balancer 2 Service Fee                                       DAY   NT,UNIX
Replication Services
wh-ops-siterep               Site Replicator Fee                                               DAY   UNIX
wh-imp-siterep               Site Replicato Installation                                       EA    UNIX
HARDWARE
NT-Internal Disk Storage
wh-eqpmt-id18.2              Compaq 18.2 GB (WU SCSI-3) Int Dr Rent-To-Own                     DAY   NT
wh-eq-id18.2                 Compaq 18.2 GB (WU SCSI-3) Int Drive                              EA    NT           250,450,U2
wh-eqrent-id18.2-nt          Compaq 18.2 GB (WU SCSI-3) Int Drive Rental                       DAY   NT
wh-eqpmt-id18.2-wu2-nt       Compaq 18.2 GB (WU2 SCSI) Int Dr Rent-To-Own                      DAY   NT
wh-eq-id18.2-wu2-nt          Compaq 18.2 GB (WU2 SCSI) Int Drive                               EA    NT
wh-eqrent-id18.2-wu2-nt      Compaq 18.2 GB (WU2 SCSI) Int Drive Rental                        DAY   NT
wh-eqpmt-id9.1-nt            Compaq 9.1 GB (WU SCSI-3) Int Dr Rent-To-Own                      DAY   NT
wh-eq-id9.1-nt               Compaq 9.1 GB (WU SCSI-3) Int Drive                               EA    NT
wh-eqrent-id9.1-nt           Compaq 9.1 GB (WU SCSI-3) Int Drive Rental                        DAY   NT
wh-eqpmt-id9.1-wu2-nt        Compaq 9.1 GB (WU2 SCSI) Int Dr Rent-To-Own                       DAY   NT
wh-eq-id9.1-wu2-nt           Compaq 9.1 GB (WU2 SCSI) Int Drive                                EA    NT
wh-eqrent-id9.1-wu2-nt       Compaq 9.1 GB (WU2 SCSI) Int Drive Rental                         DAY   NT
wh-imp-id-nt                 Compaq Internal Drive Installation                                EA    NT
NT-Miscellaneous
wh-eq-nic-nt                 Compaq NIC Card                                                   EA    NT
wh-eqpmt-nic-nt              Compaq NIC Card Rent-To-Own                                       DAY   NT
wh-eqrent-nic-nt             Compaq NIC Card Rental                                            DAY   NT
NT-Processors
wh-eq-piii500                Pentium III 500                                                   EA    NT
wh-eqrent-piii500            Pentium III 500 Rental                                            DAY   NT
wh-eqpmt-piii500             Pentium III 500 Rent-To-Own                                       DAY   NT
wh-eq-piii600                Pentium III 600                                                   EA    NT
wh-eqrent-piii600            Pentium III 600 Rental                                            DAY   NT
wh-eqpmt-piii600             Pentium III 600 Rent-To-Own                                       DAY   NT
wh-eq-px500                  Pentium Xeon 500                                                  EA    NT
wh-eqrent-px500              Pentium Xeon 500 Rental                                           DAY   NT
wh-eqpmt-px500               Pentium Xeon 500 Rent-To-Own                                      DAY   NT
wh-eq-px550                  Pentium Xeon 550                                                  EA    NT
wh-eqrent-px550              Pentium Xeon 550 Rental                                           DAY   NT
wh-eqpmt-px550               Pentium Xeon 550 Rent-To-Own                                      DAY   NT
NT-External RAID
wh-imp-er0+1-nt              Compaq Ext RAID0+1 Installation                                   EA    NT

                                                              ---------------------------------------------------------
ITEM_CODE                       COMP_CLASS                    EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                              ---------------------------------------------------------
wh-inp2-url-cach                Enterprise Performance        *
wh-eq-distdir                   Enterprise Performance        *
wh-imp-distdir                  Enterprise Performance        *
wh-mnt-distdir                  Enterprise Performance        *
wh-eqpmt-distdir                Enterprise Performance        *
wh-eq-ld416                     Enterprise Performance        *
wh-eqrent-ld416                 Enterprise Performance        *
wh-eqpmt-ld416                  Enterprise Performance        *
wh-eq-ld430                     Enterprise Performance        *
wh-eqrent-ld430                 Enterprise Performance        *
wh-eqpmt-ld430                  Enterprise Performance        *
wh-ops-ddir                     Enterprise Performance        *
wh-ops-hs                       Enterprise Performance        *             *            *
wh-imp-hs                       Enterprise Performance        *             *            *
wh-imp-hscp                     Enterprise Performance        *
wh-ops-hscp                     Enterprise Performance        *
Traffic-Host
wh-imp-lb1                      Enterprise Performance        *
wh-imp-lb2                      Enterprise Performance        *
wh-ops-lb1                      Enterprise Performance        *
wh-ops-lb2                      Enterprise Performance        *
Replication Services
wh-ops-siterep                  Enterprise Performance        *
wh-imp-siterep                  Enterprise Performance        *
HARDWARE
NT-Internal Disk Storage
wh-eqpmt-id18.2                 Hardware                      *             *            *
wh-eq-id18.2                    Hardware                      *             *            *
wh-eqrent-id18.2-nt             Hardware                      *             *            *
wh-eqpmt-id18.2-wu2-nt          Hardware                      *             *            *
wh-eq-id18.2-wu2-nt             Hardware                      *             *            *
wh-eqrent-id18.2-wu2-nt         Hardware                      *             *            *
wh-eqpmt-id9.1-nt               Hardware                      *             *            *
wh-eq-id9.1-nt                  Hardware                      *             *            *
wh-eqrent-id9.1-nt              Hardware                      *             *            *
wh-eqpmt-id9.1-wu2-nt           Hardware                      *             *            *
wh-eq-id9.1-wu2-nt              Hardware                      *             *            *
wh-eqrent-id9.1-wu2-nt          Hardware                      *             *            *
wh-imp-id-nt                    Hardware                                                               *
NT-Miscellaneous
wh-eq-nic-nt                    Hardware                      *             *            *
wh-eqpmt-nic-nt                 Hardware                      *             *            *
wh-eqrent-nic-nt                Hardware                      *             *            *
NT-Processors
wh-eq-piii500                   Hardware                      *             *            *
wh-eqrent-piii500               Hardware                      *             *            *
wh-eqpmt-piii500                Hardware                      *             *            *
wh-eq-piii600                   Hardware                      *
wh-eqrent-piii600               Hardware                      *
wh-eqpmt-piii600                Hardware                      *
wh-eq-px500                     Hardware                      *             *            *             *
wh-eqrent-px500                 Hardware                      *             *            *             *
wh-eqpmt-px500                  Hardware                      *             *            *             *
wh-eq-px550                     Hardware                      *
wh-eqrent-px550                 Hardware                      *
wh-eqpmt-px550                  Hardware                      *
NT-External RAID
wh-imp-er0+1-nt                 Hardware                      *

              Enterprise Advantage Price List as of March 10,2000

ITEM_CODE                    ITEM_DESCRIPTION                                           UOM   PLATFORM     MODELS     COMP_CLASS
wh-imp-er1-nt                Compaq Ext RAID1 Installation                              EA    NT                      Hardware
wh-imp-er5-nt                Compaq Ext RAID5 Installation                              EA    NT                      Hardware
wh-eq-ru2-nt                 Compaq RAID Chassis Model U2                               EA    NT                      Hardware
wh-eq-rehsd-nt               Compaq RAID Hot Spare Disk                                 EA    NT                      Hardware
wh-mnt-proraid               Compaq RAID Maintenance                                    DAY   NT                      Hardware
wh-eq-u2108-er0+1-nt         Compaq U2 108GB (7x36) Ext RAID0+1                         EA    NT                      Hardware
wh-eqpmt-u2108-er0+1-nt      Compaq U2 108GB 7x36 Ext RAID0+1 Rent-To-Own               DAY   NT                      Hardware
wh-eq-u2180-er5-nt           Compaq U2 180GB (7x36) Ext RAID5                           EA    NT                      Hardware
wh-eqpmt-u2180-er5-nt        Compaq U2 180GB (7x36) Ext RAID5 Rent-To-Own               DAY   NT                      Hardware
wh-eq-u254-er0+1-nt          Compaq U2 54GB (7x18) Ext RAID0+1                          EA    NT                      Hardware
wh-eqpmt-u254-er0+1-nt       Compaq U2 54GB (7x18) Ext RAID0+1 Rent-To-Own              DAY   NT                      Hardware
wh-eq-u290-er5-nt            Compaq U2 90GB (7x18) Ext RAID5                            EA    NT                      Hardware
wh-eqpmt-u290-er5-nt         Compaq U2 90GB (7x18) Ext RAID5 Rent-To-Own                DAY   NT                      Hardware

NT-Internal RAID
wh-imp-r0+1id-nt             Compaq RAID0+1 Internal Disk Installation                  EA    NT                      Hardware
wh-imp-r1id-nt               Compaq RAID1 Internal Disk Installation                    EA    NT                      Hardware
wh-imp-r5id-nt               Compaq RAID5 Internal Disk Installation                    EA    NT                      Hardware
wh-eq-cntr-sa221-nt          Compaq Smart Array 221 Controller                          EA    NT                      Hardware
wh-eqrent-cntr-sa221-nt      Compaq Smart Array 221 Controller Rental                   DAY   NT                      Hardware
wh-eqpmt-cntr-sa221-nt       Compaq Smart Array 221 Controller Rent-To-Own              DAY   NT                      Hardware
wh-eq-cntr-sa3200-nt         Compaq Smart Array 3200 Controller                         EA    NT                      Hardware
wh-eqrent-cntr-sa3200-nt     Compaq Smart Array 3200 Controller Rental                  DAY   NT                      Hardware
wh-eqpmt-cntr-sa3200-nt      Compaq Smart Array 3200 Controller Rent-To-Own             DAY   NT                      Hardware
wh-eq-rihsd-nt               NT RAID Internal Hot Spare Disk                            EA    NT                      Hardware

NT-RAM
wh-eq-edoram1g-nt            Compaq 1 GB Mem Expansion (EDO)                            EA    NT                      Hardware
wh-eqrent-edoram1g-nt        Compaq 1 GB Mem Expansion (EDO) Rental                     DAY   NT                      Hardware
wh-eqpmt-edoram1g-nt         Compaq 1 GB Mem Expansion (EDO) Rent-To-Own                DAY   NT                      Hardware
wh-eq-edoram128-nt           Compaq 128MB Mem Expansion (EDO)                           EA    NT                      Hardware
wh-eqrent-edoram128-nt       Compaq 128MB Mem Expansion (EDO) Rental                    DAY   NT                      Hardware
wh-eqpmt-edoram128-nt        Compaq 128MB Mem Expansion (EDO) Rent-To-Own               DAY   NT                      Hardware
wh-eq-ram128-nt              Compaq 128MB Mem Expansion (SDRAM)                         EA    NT                      Hardware
wh-eqrent-ram128-nt          Compaq 128MB Mem Expansion (SDRAM) Rental                  DAY   NT                      Hardware
wh-eqpmt-ram128-nt           Compaq 128MB Mem Expansion SDRAM Rent-To-Own               DAY   NT                      Hardware
wh-eq-edoram256-nt           Compaq 256MB Mem Expansion (EDO)                           EA    NT                      Hardware
wh-eqrent-edoram256-nt       Compaq 256MB Mem Expansion (EDO) Rental                    DAY   NT                      Hardware
wh-eqpmt-edoram256-nt        Compaq 256MB Mem Expansion (EDO) Rent-To-Own               DAY   NT                      Hardware
wh-eq-ram256-nt              Compaq 256MB Mem Expansion (SDRAM)                         EA    NT                      Hardware
wh-eqrent-ram256-nt          Compaq 256MB Mem Expansion (SDRAM) Rental                  DAY   NT                      Hardware
wh-eqpmt-ram256-nt           Compaq 256MB Mem Expansion SDRAM Rent-To-Own               DAY   NT                      Hardware
wh-eq-edoram512-nt           Compaq 512MB Mem Expansion (EDO)                           EA    NT                      Hardware
wh-eqrent-edoram512-nt       Compaq 512MB Mem Expansion (EDO) Rental                    DAY   NT                      Hardware
wh-eqpmt-edoram512-nt        Compaq 512MB Mem Expansion (EDO) Rent-To-Own               DAY   NT                      Hardware
wh-eq-ram512-nt              Compaq 512MB Mem Expansion (SDRAM)                         EA    NT                      Hardware
wh-eqrent-ram512-nt          Compaq 512MB Mem Expansion (SDRAM) Rental                  DAY   NT                      Hardware
wh-eqpmt-ram512-nt           Compaq 512MB Mem Expansion SDRAM Rent-To-Own               DAY   NT                      Hardware

NT-Servers
wh-eq-pro1850r-2x600         Compaq 1850R (2x600MHz)                                    EA    NT                      Hardware
wh-eqrent-pro1850r-2x600     Compaq 1850R (2x600MHz) Rental                             DAY   NT                      Hardware
wh-eqpmt-pro1850r-2x600      Compaq 1850R (2x600MHz) Rent-To-Own                        DAY   NT                      Hardware
wh-eq-pro1850r-600           Compaq 1850R (600MHz)                                      EA    NT                      Hardware
wh-eqrent-pro1850r-600       Compaq 1850R (600MHz) Rental                               DAY   NT                      Hardware
wh-eqpmt-pro1850r-600        Compaq 1850R (600MHz) Rent-To-Own                          DAY   NT                      Hardware
wh-eq-pro6400r-550X2         Compaq 6400R (550mhz w/ 2 Xeon)                            EA    NT                      Hardware
wh-eqrent-pro6400r-550X2     Compaq 6400R (550MHz w/ 2 Xeon) Rental                     DAY   NT                      Hardware
wh-eqpmt-pro6400r-550X2      Compaq 6400R (550MHz w/ 2 Xeon) Rent-To-Own                DAY   NT                      Hardware
wh-eq-pro6400r-550X4         Compaq 6400R (550mhz w/ 4 Xeon)                            EA    NT                      Hardware
wh-eqrent-pro6400r-550X4     Compaq 6400R (550MHz w/ 4 Xeon) Rental                     DAY   NT                      Hardware

                                          -----------------------------------------------------------
ITEM_CODE                                   EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                          -----------------------------------------------------------
wh-imp-er1-nt                               *
wh-imp-er5-nt                               *
wh-eq-ru2-nt                                *
wh-eq-rehsd-nt                              *
wh-mnt-proraid                                                                       *
wh-eq-u2108-er0+1-nt                        *
wh-eqpmt-u2108-er0+1-nt                     *
wh-eq-u2180-er5-nt                          *
wh-eqpmt-u2180-er5-nt                       *
wh-eq-u254-er0+1-nt                         *
wh-eqpmt-u254-er0+1-nt                      *
wh-eq-u290-er5-nt                           *
wh-eqpmt-u290-er5-nt                        *

NT-Internal RAID
wh-imp-r0+1id-nt                            *
wh-imp-r1id-nt                              *
wh-imp-r5id-nt                              *
wh-eq-cntr-sa221-nt                         *             *
wh-eqrent-cntr-sa221-nt                     *             *
wh-eqpmt-cntr-sa221-nt                      *             *
wh-eq-cntr-sa3200-nt                        *             *            *
wh-eqrent-cntr-sa3200-nt                    *             *            *
wh-eqpmt-cntr-sa3200-nt                     *             *            *
wh-eq-rihsd-nt                              *

NT-RAM
wh-eq-edoram1g-nt                           *             *            *
wh-eqrent-edoram1g-nt                       *             *            *
wh-eqpmt-edoram1g-nt                        *             *            *
wh-eq-edoram128-nt                          *             *            *
wh-eqrent-edoram128-nt                      *             *            *
wh-eqpmt-edoram128-nt                       *             *            *
wh-eq-ram128-nt                             *             *            *
wh-eqrent-ram128-nt                         *             *            *
wh-eqpmt-ram128-nt                          *             *            *
wh-eq-edoram256-nt                          *             *            *
wh-eqrent-edoram256-nt                      *             *            *
wh-eqpmt-edoram256-nt                       *             *            *
wh-eq-ram256-nt                             *             *            *
wh-eqrent-ram256-nt                         *             *            *
wh-eqpmt-ram256-nt                          *             *            *
wh-eq-edoram512-nt                          *             *            *
wh-eqrent-edoram512-nt                      *             *            *
wh-eqpmt-edoram512-nt                       *             *            *
wh-eq-ram512-nt                             *             *            *
wh-eqrent-ram512-nt                         *             *            *
wh-eqpmt-ram512-nt                          *             *            *

NT-Servers
wh-eq-pro1850r-2x600                        *
wh-eqrent-pro1850r-2x600                    *
wh-eqpmt-pro1850r-2x600                     *
wh-eq-pro1850r-600                          *
wh-eqrent-pro1850r-600                      *
wh-eqpmt-pro1850r-600                       *
wh-eq-pro6400r-550X2                        *
wh-eqrent-pro6400r-550X2                    *
wh-eqpmt-pro6400r-550X2                     *
wh-eq-pro6400r-550X4                        *
wh-eqrent-pro6400r-550X4                    *

             Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                    ITEM_DESCRIPTION                                           UOM   PLATFORM     MODELS
wh-eqpmt-pro6400r-550X4      Compaq 6400R (550MHz w/ 4 Xeon) Rent-To-Own                DAY   NT
wh-eq-pro8500r-550X4         Compaq 8500R (550MHz w/ 4 Xeon)                            EA    NT
wh-eqpmt-pro8500r-550X4      Compaq 8500R (550MHz w/ 4 Xeon) Rent-To-Own                DAY   NT
wh-eq-pro8500r-550X8         Compaq 8500R (550MHz w/ 8 Xeon)                            EA    NT
wh-eqpmt-pro8500r-550X8      Compaq 8500R (550MHz w/ 8 Xeon) Rent-To-Own                DAY   NT
wh-imp-prosrv-1000           Compaq Server Install - 1850                               EA    NT
wh-imp-prosrv-5000           Compaq Server Install - 6400, 8500                         EA    NT
wh-mnt-prosrv-1000           Compaq Server Maintenance - 1000, 2000                     DAY   NT
wh-mnt-prosrv-3000           Compaq Server Maintenance - 3000, 5000                     DAY   NT
wh-mnt-prosrv-6000           Compaq Server Maintenance - 6000, 7000                     DAY   NT

UNIX-Internal Disk Storage
wh-eqpmt-id18.2-10-unx       Sun 18.2 GB 10000 RPM Int Drive Rent-To-Own                DAY   UNIX                   250,450,U2
wh-eq-id18.2-10-unx          Sun 18.2 GB 10000 RPM Internal Drive                       EA    UNIX
wh-eqrent-id18.2-10-unx      Sun 18.2 GB 10000 RPM Internal Drive Rental                DAY   UNIX                   250,450,U2
wh-eqpmt-id18.2-72-unx       Sun 18.2 GB 7200 RPM Int Drive Rent-To-Own                 DAY   UNIX                   250,450,U2
wh-eq-id18.2-72-unx          Sun 18.2 GB 7200 RPM Internal Drive                        EA    UNIX                   250,450,U2
wh-eqrent-id18.2-72-unx      Sun 18.2 GB 7200 RPM Internal Drive Rental                 DAY   UNIX                   250,450,U2
wh-eq-id18.2a-unx            Sun 18.2GB Internal Drive (3500)                           EA    UNIX
wh-eqrent-id18.2a-unx        Sun 18.2GB Internal Drive Rental (3500)                    DAY   UNIX
wh-eqpmt-id18.2a-unx         Sun 18.2GB Internal Drive Rent-To-Own (3500)               DAY   UNIX
wh-eq-db18-unx               Sun 18GB Disk Board Purchase (4500)                        EA    UNIX
wh-eqrent-db18-unx           Sun 18GB Disk Board Rental (4500)                          DAY   UNIX
wh-eqpmt-db18-unx            Sun 18GB Disk Board Rent-To-Own (4500)                     DAY   UNIX
wh-eq-id8.2-unx              Sun 8.2GB Internal Drive                                   EA    UNIX                         4500
wh-eqrent-id8.2-unx          Sun 8.2GB Internal Drive Rental                            DAY   UNIX                         4500
wh-eqpmt-id8.2-unx           Sun 8.2GB Internal Drive Rent-To-Own                       DAY   UNIX                         4500
wh-eqpmt-id9.1-10-unx        Sun 9.1GB 10000 RPM Int Drive Rent-To-Own                  DAY   UNIX                   250,450,U2
wh-eq-id9.1-10-unx           Sun 9.1GB 10000 RPM Internal Drive                         EA    UNIX                   250,450,U2
wh-eqrent-id9.1-10-unx       Sun 9.1GB 10000 RPM Internal Drive Rental                  DAY   UNIX                   250,450,U2
wh-eq-id9.1-72-unx           Sun 9.1GB 7200 RPM Internal Drive                          EA    UNIX                   250,450,U2
wh-eqrent-id9.1-72-unx       Sun 9.1GB 7200 RPM Internal Drive Rental                   DAY   UNIX                   250,450,U2
wh-eqpmt-id9.1-72-unx        Sun 9.1GB 7200 RPM Internal Drive Rent-To-Own              DAY   UNIX                   250,450,U2
wh-eq-id9.1a-unx             Sun 9.1GB Internal Drive (3500)                            EA    UNIX
wh-eq-id9.1-unx              Sun 9.1GB Internal Drive (5s 10s)                          EA    UNIX
wh-eqrent-id9.1a-unx         Sun 9.1GB Internal Drive Rental (3500)                     DAY   UNIX
wh-eqrent-id9.1-unx          Sun 9.1GB Internal Drive Rental Fee (5s 10s)               DAY   UNIX
wh-eqpmt-id9.1a-unx          Sun 9.1GB Internal Drive Rent-To-Own (3500)                DAY   UNIX
wh-eqpmt-id9.1-unx           Sun 9.1GB Internal Drive Rent-To-Own (5s 10s)              DAY   UNIX
wh-eq-pcmod-unx              Sun Power Cooling Module Purchase (4500)                   EA    UNIX
wh-eqrent-pcmod-unx          Sun Power Cooling Module Rental (4500)                     DAY   UNIX
wh-eqpmt-pcmod-unx           Sun Power Cooling Module Rent-To-Own (4500)                DAY   UNIX
wh-imp-id-unx                UNIX Internal Drive Installation                           EA    UNIX

UNIX-Miscellaneous
wh-eq-nic-unx                Sun NIC Card                                               EA    UNIX         5,10,250,450,3500,45
wh-eqpmt-nica-unx            Sun NIC Card Rent-To-Own (1300 2300)                       DAY   UNIX
wh-eq-nica-unx               Sun NIC Card (1300 2300)                                   EA    UNIX
wh-eqrent-nic-unx            Sun NIC Card Rental                                        DAY   UNIX
wh-eqrent-nica-unx           Sun NIC Card Rental (1300 2300)                            DAY   UNIX

UNIX-Processors
wh-eq-cpumb-unx              Sun CPU/ Memory Board                                      EA    UNIX
wh-eqrent-cpumb-unx          Sun CPU/ Memory Board Rental                               DAY   UNIX
wh-eqpmt-cpumb-unx           Sun CPU/ Memory Board Rent-To-Own                          DAY   UNIX
wh-eq-u2-400                 Sun Ultrasparc II 400Mhz (250 450)                         EA    UNIX
wh-eq-u2-400a                Sun Ultrasparc II 400Mhz (3500 4500)                       EA    UNIX
wh-eqrent-u2-400             Sun Ultrasparc II 400Mhz Rental (250 450)                  DAY   UNIX
wh-eqrent-u2-400a            Sun Ultrasparc II 400Mhz Rental (3500 4500)                DAY   UNIX
wh-eqpmt-u2-400              Sun Ultrasparc II 400Mhz Rent-To-Own 250 450               DAY   UNIX
wh-eq-u2-450                 Sun Ultrasparc II 450MHz (420)                             EA    UNIX

                                                                  -----------------------------------------------------------
ITEM_CODE                                      COMP_CLASS           EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                                  -----------------------------------------------------------
wh-eqpmt-pro6400r-550X4                        Hardware             *
wh-eq-pro8500r-550X4                           Hardware             *
wh-eqpmt-pro8500r-550X4                        Hardware             *
wh-eq-pro8500r-550X8                           Hardware             *
wh-eqpmt-pro8500r-550X8                        Hardware             *
wh-imp-prosrv-1000                             Hardware             *             *            *
wh-imp-prosrv-5000                             Hardware                                                       *
wh-mnt-prosrv-1000                             Hardware             *             *            *
wh-mnt-prosrv-3000                             Hardware             *             *            *
wh-mnt-prosrv-6000                             Hardware             *             *            *

UNIX-Internal Disk Storage
wh-eqpmt-id18.2-10-unx                         Hardware             *             *            *
wh-eq-id18.2-10-unx                            Hardware             *             *            *
wh-eqrent-id18.2-10-unx                        Hardware             *             *            *
wh-eqpmt-id18.2-72-unx                         Hardware             *             *            *
wh-eq-id18.2-72-unx                            Hardware             *             *            *
wh-eqrent-id18.2-72-unx                        Hardware             *             *            *
wh-eq-id18.2a-unx                              Hardware             *             *            *
wh-eqrent-id18.2a-unx                          Hardware             *             *            *
wh-eqpmt-id18.2a-unx                           Hardware             *             *            *
wh-eq-db18-unx                                 Hardware             *
wh-eqrent-db18-unx                             Hardware             *
wh-eqpmt-db18-unx                              Hardware             *
wh-eq-id8.2-unx                                Hardware             *             *            *
wh-eqrent-id8.2-unx                            Hardware             *             *            *
wh-eqpmt-id8.2-unx                             Hardware             *             *            *
wh-eqpmt-id9.1-10-unx                          Hardware             *             *            *
wh-eq-id9.1-10-unx                             Hardware             *             *            *
wh-eqrent-id9.1-10-unx                         Hardware             *             *            *
wh-eq-id9.1-72-unx                             Hardware             *             *            *
wh-eqrent-id9.1-72-unx                         Hardware             *             *            *
wh-eqpmt-id9.1-72-unx                          Hardware             *             *            *
wh-eq-id9.1a-unx                               Hardware             *             *            *
wh-eq-id9.1-unx                                Hardware             *             *            *
wh-eqrent-id9.1a-unx                           Hardware             *             *            *
wh-eqrent-id9.1-unx                            Hardware             *             *            *
wh-eqpmt-id9.1a-unx                            Hardware             *             *            *
wh-eqpmt-id9.1-unx                             Hardware             *             *            *
wh-eq-pcmod-unx                                Hardware             *
wh-eqrent-pcmod-unx                            Hardware             *
wh-eqpmt-pcmod-unx                             Hardware             *
wh-imp-id-unx                                  Hardware                                                       *

UNIX-Miscellaneous
wh-eq-nic-unx                                                       *             *            *
wh-eqpmt-nica-unx                              Hardware             *             *            *
wh-eq-nica-unx                                 Hardware             *             *            *
wh-eqrent-nic-unx                              Hardware             *             *            *
wh-eqrent-nica-unx                             Hardware             *             *            *

UNIX-Processors
wh-eq-cpumb-unx                                Hardware             *             *            *
wh-eqrent-cpumb-unx                            Hardware             *             *            *
wh-eqpmt-cpumb-unx                             Hardware             *             *            *
wh-eq-u2-400                                   Hardware             *             *            *
wh-eq-u2-400a                                  Hardware             *             *            *
wh-eqrent-u2-400                               Hardware             *             *            *
wh-eqrent-u2-400a                              Hardware             *             *            *
wh-eqpmt-u2-400                                Hardware             *             *            *
wh-eq-u2-450                                   Hardware             *

             Enterprise Advantage Price List as of March 10, 2000


ITEM_CODE                    ITEM_DESCRIPTION                                UOM   PLATFORM         MODELS          COMP_CLASS
wh-eqrent-u2-450             Sun Ultrasparc II 450MHz (420) Rental           DAY   UNIX                             Hardware
wh-eqpmt-u2-450              Sun Ultrasparc II 450MHz (420) Rent-To-Own      DAY   UNIX                             Hardware
wh-eqpmt-u2-400a             Sun Ultsparc II 400Mhz Rent-To-Own 3500 4500    DAY   UNIX                             Hardware
UNIX-External RAID
wh-eq-cl108-er0+1-unx        CLARiiON 108GB (7x36) Ext RAID0+1               EA    UNIX                             Hardware
wh-mnt-cl108-er0+1-unx       CLARiiON 108GB (7x36) Ext RAID0+1 Maintenance   DAY   UNIX                             Hardware
wh-eqpmt-cl108-er0+1-unx     CLARiiON 108GB (7x36) Ext RAID0+1 Rent-To-Own   DAY   UNIX                             Hardware
wh-eq-cl126-er0+1-unx        CLARiiON 126GB (9x18) Ext RAID5                 EA    UNIX                             Hardware
wh-mnt-cl126-er0+1-unx       CLARiiON 126GB (9x18) Ext RAID5 Maintenance     DAY   UNIX                             Hardware
wh-eqpmt-cl126-er0+1-unx     CLARiiON 126GB (9x18) Ext RAID5 Rent-To-Own     DAY   UNIX                             Hardware
wh-eq-cl216-er0+1-unx        CLARiiON 216GB (14x36) Ext RAID0+1              EA    UNIX                             Hardware
wh-mnt-cl216-er0+1-unx       CLARiiON 216GB 14x36 Ext RAID0+1 Maintenance    DAY   UNIX                             Hardware
wh-eqpmt-cl216-er0+1-unx     CLARiiON 216GB 14x36 Ext RAID0+1 Rent-To-Own    DAY   UNIX                             Hardware
wh-eq-cl252-er0+1-unx        CLARiiON 252GB (9x36) Ext RAID5                 EA    UNIX                             Hardware
wh-mnt-cl252-er0+1-unx       CLARiiON 252GB (9x36) Ext RAID5 Maintenance     DAY   UNIX                             Hardware
wh-eqpmt-cl252-er0+1-unx     CLARiiON 252GB (9x36) Ext RAID5 Rent-To-Own     DAY   UNIX                             Hardware
wh-eq-cl54-er0+1-unx         CLARiiON 54GB (7x18) Ext RAID0+1                EA    UNIX                             Hardware
wh-mnt-cl54-er0+1-unx        CLARiiON 54GB (7x18) Ext RAID0+1 Maintenance    DAY   UNIX                             Hardware
wh-eqpmt-cl54-er0+1-unx      CLARiiON 54GB (7x18) Ext RAID0+1 Rent-To-Own    DAY   UNIX                             Hardware
wh-imp-cler0+1-unx           CLARiiON Ext RAID0+1 Installation               EA    UNIX                             Hardware
wh-imp-cler1-unx             CLARiiON Ext RAID1 Installation                 EA    UNIX                             Hardware
wh-imp-cler5-unx             CLARiiON Ext RAID5 Installation                 EA    UNIX                             Hardware
wh-eq-rehsd-unx              CLARiiON RAID Hot Spare Disk                    EA    UNIX                             Hardware
UNIX-Internal RAID
wh-imp-ir5-unx               Sun Int RAID5 Installation                      EA    UNIX                             Hardware
wh-eq-rihsd-unx              Sun RAID Internal Hot Spare Disk                EA    UNIX                             Hardware
wh-imp-r0+1id-unx            Sun RAID0+1 Internal Disk Installation          EA    UNIX                             Hardware
wh-imp-r1id-unx              Sun RAID1 Internal Disk Installation            EA    UNIX                             Hardware
UNIX-Ram
wh-eq-ram1g-unx              Sun 1 GB Memory Expansion                       EA    UNIX             3500,4500       Hardware
wh-eqrent-ram1g-unx          Sun 1 GB Memory Expansion Rental                DAY   UNIX             3500,4500       Hardware
wh-eqpmt-ram1g-unx           Sun 1 GB Memory Expansion Rent-To-Own           DAY   UNIX             3500,4500       Hardware
wh-eq-ram128-unx             Sun 128MB Memory Expansion                      EA    UNIX             250,450,U2      Hardware
wh-eq-ram128a-unx            Sun 128MB Memory Expansion (5 10)               EA    UNIX                             Hardware
wh-eqrent-ram128-unx         Sun 128MB Memory Expansion Rental               DAY   UNIX             250,450,U2      Hardware
wh-eqrent-ram128a-unx        Sun 128MB Memory Expansion Rental (5 10)        DAY   UNIX                             Hardware
wh-eqpmt-ram128-unx          Sun 128MB Memory Expansion Rent-To-Own          DAY   UNIX             250,450,U2      Hardware
wh-eqpmt-ram128a-unx         Sun 128MB Memory Expansion Rent-To-Own (5 10)   DAY   UNIX                             Hardware
wh-eq-ram256-unx             Sun 256MB Memory Expansion                      EA    UNIX             250,450,U2      Hardware
wh-eq-ram256a-unx            Sun 256MB Memory Expansion (3500 4500)          EA    UNIX                             Hardware
wh-eqrent-ram256-unx         Sun 256MB Memory Expansion Rental               DAY   UNIX             250,450,U2      Hardware
wh-eqrent-ram256a-unx        Sun 256MB Memory Expansion Rental (3500 4500)   DAY   UNIX                             Hardware
wh-eqpmt-ram256-unx          Sun 256MB Memory Expansion Rent-To-Own          DAY   UNIX             250,450,U2      Hardware
wh-eqpmt-ram256a-unx         Sun 256MB Memory Expn Rent-To-Own (3500 4500)   DAY   UNIX             3500,4500       Hardware
wh-eq-ram512-unx             Sun 512MB Memory Expansion                      EA    UNIX             450             Hardware
wh-eqrent-ram512-unx         Sun 512MB Memory Expansion Rental               DAY   UNIX             450             Hardware
wh-eqpmt-ram512-unx          Sun 512MB Memory Expansion Rent-To-Own          DAY   UNIX             450             Hardware
UNIX-Servers
wh-eq-d130                   Sun D130 Storage (2x18)                         EA    UNIX                             Hardware
wh-eqrent-d130               Sun D130 Storage (2x18) Rental                  DAY   UNIX                             Hardware
wh-eqpmt-d130                Sun D130 Storage (2x18) Rent-To-Own             DAY   UNIX                             Hardware
wh-mnt-e420                  Sun E 420 Maintenance                           DAY   UNIX                             Hardware
wh-eq-e4500                  Sun E 4500                                      EA    UNIX                             Hardware
wh-eqpmt-e4500               Sun E 4500 Rent-To-Own                          DAY   UNIX                             Hardware
wh-eq-e420-2x450             Sun Enterprise 420 (450mhz x 2)                 EA    UNIX                             Hardware
wh-eqrent-e420-2x450         Sun Enterprise 420 (450MHz x 2) Rental          DAY   UNIX                             Hardware
wh-eqpmt-e420-2x450          Sun Enterprise 420 (450MHz x 2) Rent-To-Own     DAY   UNIX                             Hardware
wh-eq-e420-4x450             Sun Enterprise 420 (450mhz x 4)                 EA    UNIX                             Hardware

                                                                             ------------------------------------------------------
ITEM_CODE                    ITEM_DESCRIPTION                                EA-US Mar00  EA-JP Mar00  EA-UK Mar00  EA Shared Mar00
                                                                             ------------------------------------------------------
wh-eqrent-u2-450             Sun Ultrasparc II 450MHz (420) Rental           *
wh-eqpmt-u2-450              Sun Ultrasparc II 450MHz (420) Rent-To-Own      *
wh-eqpmt-u2-400a             Sun Ultsparc II 400Mhz Rent-To-Own 3500 4500    *
UNIX-External RAID
wh-eq-cl108-er0+1-unx        CLARiiON 108GB (7x36) Ext RAID0+1               *
wh-mnt-cl108-er0+1-unx       CLARiiON 108GB (7x36) Ext RAID0+1 Maintenance   *
wh-eqpmt-cl108-er0+1-unx     CLARiiON 108GB (7x36) Ext RAID0+1 Rent-To-Own   *
wh-eq-cl126-er0+1-unx        CLARiiON 126GB (9x18) Ext RAID5                 *
wh-mnt-cl126-er0+1-unx       CLARiiON 126GB (9x18) Ext RAID5 Maintenance     *
wh-eqpmt-cl126-er0+1-unx     CLARiiON 126GB (9x18) Ext RAID5 Rent-To-Own     *
wh-eq-cl216-er0+1-unx        CLARiiON 216GB (14x36) Ext RAID0+1              *
wh-mnt-cl216-er0+1-unx       CLARiiON 216GB 14x36 Ext RAID0+1 Maintenance    *
wh-eqpmt-cl216-er0+1-unx     CLARiiON 216GB 14x36 Ext RAID0+1 Rent-To-Own    *
wh-eq-cl252-er0+1-unx        CLARiiON 252GB (9x36) Ext RAID5                 *
wh-mnt-cl252-er0+1-unx       CLARiiON 252GB (9x36) Ext RAID5 Maintenance     *
wh-eqpmt-cl252-er0+1-unx     CLARiiON 252GB (9x36) Ext RAID5 Rent-To-Own     *
wh-eq-cl54-er0+1-unx         CLARiiON 54GB (7x18) Ext RAID0+1                *
wh-mnt-cl54-er0+1-unx        CLARiiON 54GB (7x18) Ext RAID0+1 Maintenance    *
wh-eqpmt-cl54-er0+1-unx      CLARiiON 54GB (7x18) Ext RAID0+1 Rent-To-Own    *
wh-imp-cler0+1-unx           CLARiiON Ext RAID0+1 Installation               *
wh-imp-cler1-unx             CLARiiON Ext RAID1 Installation                 *
wh-imp-cler5-unx             CLARiiON Ext RAID5 Installation                 *
wh-eq-rehsd-unx              CLARiiON RAID Hot Spare Disk                    *
UNIX-Internal RAID
wh-imp-ir5-unx               Sun Int RAID5 Installation                      *
wh-eq-rihsd-unx              Sun RAID Internal Hot Spare Disk                *
wh-imp-r0+1id-unx            Sun RAID0+1 Internal Disk Installation          *
wh-imp-r1id-unx              Sun RAID1 Internal Disk Installation            *
UNIX-Ram
wh-eq-ram1g-unx              Sun 1 GB Memory Expansion                       *            *            *
wh-eqrent-ram1g-unx          Sun 1 GB Memory Expansion Rental                *            *            *
wh-eqpmt-ram1g-unx           Sun 1 GB Memory Expansion Rent-To-Own           *            *            *
wh-eq-ram128-unx             Sun 128MB Memory Expansion                      *            *            *
wh-eq-ram128a-unx            Sun 128MB Memory Expansion (5 10)               *            *            *
wh-eqrent-ram128-unx         Sun 128MB Memory Expansion Rental               *            *            *
wh-eqrent-ram128a-unx        Sun 128MB Memory Expansion Rental (5 10)        *            *            *
wh-eqpmt-ram128-unx          Sun 128MB Memory Expansion Rent-To-Own          *            *            *
wh-eqpmt-ram128a-unx         Sun 128MB Memory Expansion Rent-To-Own (5 10)   *            *            *
wh-eq-ram256-unx             Sun 256MB Memory Expansion                      *            *            *
wh-eq-ram256a-unx            Sun 256MB Memory Expansion (3500 4500)          *            *            *
wh-eqrent-ram256-unx         Sun 256MB Memory Expansion Rental               *            *            *
wh-eqrent-ram256a-unx        Sun 256MB Memory Expansion Rental (3500 4500)   *            *            *
wh-eqpmt-ram256-unx          Sun 256MB Memory Expansion Rent-To-Own          *            *            *
wh-eqpmt-ram256a-unx         Sun 256MB Memory Expn Rent-To-Own (3500 4500)   *            *            *
wh-eq-ram512-unx             Sun 512MB Memory Expansion                      *            *            *
wh-eqrent-ram512-unx         Sun 512MB Memory Expansion Rental               *            *            *
wh-eqpmt-ram512-unx          Sun 512MB Memory Expansion Rent-To-Own                       *            *
UNIX-Servers                                                                 *
wh-eq-d130                   Sun D130 Storage (2x18)                         *
wh-eqrent-d130               Sun D130 Storage (2x18) Rental                  *
wh-eqpmt-d130                Sun D130 Storage (2x18) Rent-To-Own             *
wh-mnt-e420                  Sun E 420 Maintenance                           *
wh-eq-e4500                  Sun E 4500                                      *
wh-eqpmt-e4500               Sun E 4500 Rent-To-Own                          *
wh-eq-e420-2x450             Sun Enterprise 420 (450mhz x 2)                 *
wh-eqrent-e420-2x450         Sun Enterprise 420 (450MHz x 2) Rental          *
wh-eqpmt-e420-2x450          Sun Enterprise 420 (450MHz x 2) Rent-To-Own     *
wh-eq-e420-4x450             Sun Enterprise 420 (450mhz x 4)

             Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                    ITEM_DESCRIPTION                                UOM   PLATFORM    MODELS     COMP_CLASS
wh-eqrent-e420-4x450         Sun Enterprise 420 (450MHz x 4) Rental          DAY   UNIX                   Hardware
wh-eqpmt-e420-4x450          Sun Enterprise 420 (450MHz x 4) Rent-To-Own     DAY   UNIX                   Hardware
wh-eq-netra-t1               Sun Netra T1                                    EA    UNIX                   Hardware
wh-mnt-netra-t1              Sun Netra T1 Maintenance                        DAY   UNIX                   Hardware
wh-eqrent-netra-t1           Sun Netra T1 Rental                             DAY   UNIX                   Hardware
wh-eqpmt-netra-t1            Sun Netra T1 Rent-To-Own                        DAY   UNIX                   Hardware
wh-imp-ulte-400              Sun Server Install - 420, 4500                  EA    UNIX                   Hardware
wh-imp-ulte-2                Sun Server Install - Netra T1                   EA    UNIX                   Hardware
wh-eqrent-ulte10s            Sun U E 10s (440MHz U Iii) Rental               DAY   UNIX                   Hardware
wh-eq-ulte10s                Sun U Ent 10s (440MHz U Iii)                    EA    UNIX                   Hardware
wh-eqpmt-ulte10s             Sun U Ent 10s 440 MHz U Iii) Rent-To-Own        DAY   UNIX                   Hardware
wh-eq-ulte5s                 Sun U Ent 5S (270MHz U IIi)                     EA    UNIX                   Hardware
wh-eqrent-ulte5s             Sun U Ent 5S (270MHz U IIi) Rental              DAY   UNIX                   Hardware
wh-eqpmt-ulte5s              Sun U Ent 5S 270MHz U Iii) Rent-To-Own          DAY   UNIX                   Hardware
wh-mnt-ulte4500              Sun Ultra Enterprise 4500 Maintenance           DAY   UNIX                   Hardware
Special/Non-Standard
wh-mnt-nonstd-nt             Maintenance, NT Hardware                        DAY   NT                     Hardware
wh-mnt-nonstd-unx            Maintenance, UNIX Hardware                      DAY   UNIX                   Hardware
wh-eq-nonstd                 Special Hardware Purchase                       EA    NT,UNIX                Hardware
wh-eqrent-nonstd             Special Hardware Rental                         DAY   NT,UNIX                Hardware
wh-eqpmt-nonstd              Special Hardware Rent-To-Own                    DAY   NT,UNIX                Hardware
HOSTING
wh-host-100-cmnt             Customer Managed NT Hosting Fee, 100Mbps Line   DAY   NT                     Hosting
wh-host-10-cmnt              Customer Managed NT Hosting Fee, 10Mbps Line    DAY   NT                     Hosting
wh-host-100-cmu              Customer Managed UNIX Hosting, 100Mbps Line     DAY   UNIX                   Hosting
wh-host-10-cmu               Customer Managed UNIX Hosting, 10Mbps Line      DAY   UNIX                   Hosting
wh-host-100-nt               Managed NT Hosting Fee, 100Mbps Line            DAY   NT                     Hosting
wh-host-10-nt                Managed NT Hosting Fee, 10Mbps Line             DAY   NT                     Hosting
wh-host-100-unx              Managed UNIX Hosting Fee, 100Mbps Line          DAY   UNIX                   Hosting
wh-host-10-unx               Managed UNIX Hosting Fee, 10Mbps Line           DAY   UNIX                   Hosting
wh-ops-vpn-nt                VPN Hosting Fee                                 DAY   NT                     Hosting
Packet Filters
wh-ops-filt-nt               Packet Filtering Fee                            DAY   NT                     Networking & Connectivity
wh-ops-filt-unx              Packet Filtering Fee                            DAY   UNIX                   Networking & Connectivity
wh-imp-filt-nt               Packet Filtering Installation                   EA    NT                     Networking & Connectivity
wh-imp-filt-unx              Packet Filtering Installation                   EA    UNIX                   Networking & Connectivity
Network-Host
wh-ops-bend-nt               NT Dedicated Back-end Connection  Fee           DAY   NT                     Networking & Connectivity
wh-imp-bend-nt               NT Dedicated Back-end Connection Installation   EA    NT                     Networking & Connectivity
wh-ops-bend-unx              UNIX Dedicated Back-end Connection Fee          DAY   UNIX                   Networking & Connectivity
wh-imp-bend-unx              UNIX Dedicated Back-end Connection Install      EA    UNIX                   Networking & Connectivity
Special Networks
wh-modem                     Modem                                           EA    NT,UNIX                Networking & Connectivity
wh-imp-modem                 Modem Installation Fee                          EA    NT,UNIX                Networking & Connectivity
wh-ops-modem                 Modem Service Fee                               DAY   NT,UNIX                Networking & Connectivity
wh-ops-cat-nt                NT Additional Catalyst Port Fee                 DAY   NT                     Networking & Connectivity
wh-imp-cat-nt                NT Additional Catalyst Port Installation        EA    NT                     Networking & Connectivity
wh-imp-pots                  POTS Installation Fee                           EA    NT,UNIX                Networking & Connectivity
wh-ops-pots                  POTS Service Fee                                DAY   NT,UNIX                Networking & Connectivity
wh-ops-cat-unx               UNIX Additional Catalyst Port Fee               DAY   UNIX                   Networking & Connectivity
wh-imp-cat-unx               UNIX Additional Catalyst Port Installation      EA    UNIX                   Networking & Connectivity
Managed Bandwidth
wh-band-.10-add-man          Addl Usage Fee - Commitment .10Mbps             EA    NT,UNIX                Networking & Connectivity
wh-band-.25-add-man          Addl Usage Fee - Commitment .25Mbps             EA    NT,UNIX                Networking & Connectivity
wh-band-.5-add-man           Addl Usage Fee - Commitment .5Mbps              EA    NT,UNIX                Networking & Connectivity
wh-band-100-add-man          Addl Usage Fee - Commitment 100Mbps             EA    NT,UNIX                Networking & Connectivity
wh-band-10g-add-man          Addl Usage Fee - Commitment 10Gbps              EA    NT,UNIX                Networking & Connectivity
wh-band-10-add-man           Addl Usage Fee - Commitment 10Mbps              EA    NT,UNIX                Networking & Connectivity


                                                                           ---------------------------------------------------------
ITEM_CODE                    ITEM_DESCRIPTION                              EA-US Mar00  EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                                           ---------------------------------------------------------
wh-eqrent-e420-4x450         Sun Enterprise 420 (450MHz x 4) Rental        *
wh-eqpmt-e420-4x450          Sun Enterprise 420 (450MHz x 4) Rent-To-Own   *
wh-eq-netra-t1               Sun Netra T1                                  *
wh-mnt-netra-t1              Sun Netra T1 Maintenance                      *
wh-eqrent-netra-t1           Sun Netra T1 Rental                           *
wh-eqpmt-netra-t1            Sun Netra T1 Rent-To-Own                      *
wh-imp-ulte-400              Sun Server Install - 420, 4500                *            *            *
wh-imp-ulte-2                Sun Server Install - Netra T1                 *            *            *
wh-eqrent-ulte10s            Sun U E 10s (440MHz U Iii) Rental                          *            *
wh-eq-ulte10s                Sun U Ent 10s (440MHz U Iii)                               *            *
wh-eqpmt-ulte10s             Sun U Ent 10s 440 MHz U Iii) Rent-To-Own                   *            *
wh-eq-ulte5s                 Sun U Ent 5S (270MHz U IIi)                                *            *
wh-eqrent-ulte5s             Sun U Ent 5S (270MHz U IIi) Rental                         *            *
wh-eqpmt-ulte5s              Sun U Ent 5S 270MHz U Iii) Rent-To-Own                     *            *
wh-mnt-ulte4500              Sun Ultra Enterprise 4500 Maintenance         *            *            *
Special/Non-Standard
wh-mnt-nonstd-nt             Maintenance, NT Hardware                                                              *
wh-mnt-nonstd-unx            Maintenance, UNIX Hardware                                                            *
wh-eq-nonstd                 Special Hardware Purchase                                                             *
wh-eqrent-nonstd             Special Hardware Rental                                                               *
wh-eqpmt-nonstd              Special Hardware Rent-To-Own                                                          *
HOSTING
wh-host-100-cmnt             Customer Managed NT Hosting Fee, 100Mbps Line *            *            *
wh-host-10-cmnt              Customer Managed NT Hosting Fee, 10Mbps Line  *            *            *
wh-host-100-cmu              Customer Managed UNIX Hosting, 100Mbps Line   *            *            *
wh-host-10-cmu               Customer Managed UNIX Hosting, 10Mbps Line    *            *            *
wh-host-100-nt               Managed NT Hosting Fee, 100Mbps Line          *            *            *
wh-host-10-nt                Managed NT Hosting Fee, 10Mbps Line           *            *            *
wh-host-100-unx              Managed UNIX Hosting Fee, 100Mbps Line        *            *            *
wh-host-10-unx               Managed UNIX Hosting Fee, 10Mbps Line         *            *            *
wh-ops-vpn-nt                VPN Hosting Fee                               *
Packet Filters
wh-ops-filt-nt               Packet Filtering Fee                          *
wh-ops-filt-unx              Packet Filtering Fee                          *
wh-imp-filt-nt               Packet Filtering Installation                 *
wh-imp-filt-unx              Packet Filtering Installation                 *
Network-Host                                                                                                       *
wh-ops-bend-nt               NT Dedicated Back-end Connection  Fee                                                 *
wh-imp-bend-nt               NT Dedicated Back-end Connection Installation                                         *
wh-ops-bend-unx              UNIX Dedicated Back-end Connection Fee                                                *
wh-imp-bend-unx              UNIX Dedicated Back-end Connection Install
Special Networks                                                                                                   *
wh-modem                     Modem
wh-imp-modem                 Modem Installation Fee                        *
wh-ops-modem                 Modem Service Fee                             *
wh-ops-cat-nt                NT Additional Catalyst Port Fee               *                         *
wh-imp-cat-nt                NT Additional Catalyst Port Installation      *                         *
wh-imp-pots                  POTS Installation Fee                         *
wh-ops-pots                  POTS Service Fee                              *                         *
wh-ops-cat-unx               UNIX Additional Catalyst Port Fee             *                         *
wh-imp-cat-unx               UNIX Additional Catalyst Port Installation    *
Managed Bandwidth
wh-band-.10-add-man          Addl Usage Fee - Commitment .10Mbps           *
wh-band-.25-add-man          Addl Usage Fee - Commitment .25Mbps           *
wh-band-.5-add-man           Addl Usage Fee - Commitment .5Mbps            *            *
wh-band-100-add-man          Addl Usage Fee - Commitment 100Mbps           *            *
wh-band-10g-add-man          Addl Usage Fee - Commitment 10Gbps                                      *
wh-band-10-add-man           Addl Usage Fee - Commitment 10Mbps            *            *

             Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                  ITEM_DESCRIPTION                               UOM   PLATFORM    MODELS      COMP_CLASS
wh-band-120-add-man        Addl Usage Fee - Commitment 120Mbps            EA    NT,UNIX                 Networking & Connectivity
wh-band-140-add-man        Addl Usage Fee - Commitment 140Mbps            EA    NT,UNIX                 Networking & Connectivity
wh-band-160-add-man        Addl Usage Fee - Commitment 160Mbps            EA    NT,UNIX                 Networking & Connectivity
wh-band-180-add-man        Addl Usage Fee - Commitment 180Mbps            EA    NT,UNIX                 Networking & Connectivity
wh-band-1-add-man          Addl Usage Fee - Commitment 1Mbps              EA    NT,UNIX                 Networking & Connectivity
wh-band-200-add-man        Addl Usage Fee - Commitment 200Mbps            EA    NT,UNIX                 Networking & Connectivity
wh-band-20-add-man         Addl Usage Fee - Commitment 20Mbps             EA    NT,UNIX                 Networking & Connectivity
wh-band-2-add-man          Addl Usage Fee - Commitment 2Mbps              EA    NT,UNIX                 Networking & Connectivity
wh-band-4-add-man          Addl Usage Fee - Commitment 4Mbps              EA    NT,UNIX                 Networking & Connectivity
wh-band-50-add-man         Addl Usage Fee - Commitment 50Mbps             EA    NT,UNIX                 Networking & Connectivity
wh-band-6-add-man          Addl Usage Fee - Commitment 6Mbps              EA    NT,UNIX                 Networking & Connectivity
wh-band-8-add-man          Addl Usage Fee - Commitment 8Mbps              EA    NT,UNIX                 Networking & Connectivity
wh-band-.10-man            Minimum Usage Fee - Commitment .10Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-.25-man            Minimum Usage Fee - Commitment .25Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-.5-man             Minimum Usage Fee - Commitment .5Mbps          DAY   NT,UNIX                 Networking & Connectivity
wh-band-100-man            Minimum Usage Fee - Commitment 100Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-10g-man            Minimum Usage Fee - Commitment 10Gbps          DAY   NT,UNIX                 Networking & Connectivity
wh-band-10-man             Minimum Usage Fee - Commitment 10Mbps          DAY   NT,UNIX                 Networking & Connectivity
wh-band-120-man            Minimum Usage Fee - Commitment 120Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-140-man            Minimum Usage Fee - Commitment 140Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-160-man            Minimum Usage Fee - Commitment 160Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-180-man            Minimum Usage Fee - Commitment 180Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-1-man              Minimum Usage Fee - Commitment 1Mbps           DAY   NT,UNIX                 Networking & Connectivity
wh-band-200-man            Minimum Usage Fee - Commitment 200Mbps         DAY   NT,UNIX                 Networking & Connectivity
wh-band-20-man             Minimum Usage Fee - Commitment 20Mbps          DAY   NT,UNIX                 Networking & Connectivity
wh-band-2-man              Minimum Usage Fee - Commitment 2Mbps           DAY   NT,UNIX                 Networking & Connectivity
wh-band-4-man              Minimum Usage Fee - Commitment 4Mbps           DAY   NT,UNIX                 Networking & Connectivity
wh-band-50-man             Minimum Usage Fee - Commitment 50Mbps          DAY   NT,UNIX                 Networking & Connectivity
wh-band-6-man              Minimum Usage Fee - Commitment 6Mbps           DAY   NT,UNIX                 Networking & Connectivity
wh-band-8-man              Minimum Usage Fee - Commitment 8Mbps           DAY   NT,UNIX                 Networking & Connectivity
OPERATIONS & ADMINISTRATION
Secure Authentication
wh-sid                     Secure Dynamics SecurID                        EA    NT,UNIX                 Operations & Administration
Customer Statistics
wh-ops-cstats-nt           Customer Statistics Fee                        DAY   NT                      Operations & Administration
wh-ops-cstats-unx          Customer Statistics Fee                        DAY   UNIX                    Operations & Administration
wh-imp-cstats-nt           Customer Statistics Setup Fee                  EA    NT                      Operations & Administration
wh-imp-cstats-unx          Customer Statistics Setup Fee                  EA    UNIX                    Operations & Administration
DNS Administration
wh-imp-ip-nt               NT IP Address(es) Setup/Domain Registration    EA    NT                      Operations & Administration
wh-imp-ip-unx              UNIX IP Address(es) Setup/Domain Registration  EA    UNIX                    Operations & Administration
File Backup
wh-bu-100gb-nt             NT File System Backup Fee Up to 100GB          DAY   NT                      Operations & Administration
wh-bu-20gb-nt              NT File System Backup Fee Up to 20GB           DAY   NT                      Operations & Administration
wh-bu-250gb-nt             NT File System Backup Fee Up to 250GB          DAY   NT                      Operations & Administration
wh-bu-50gb-nt              NT File System Backup Fee Up to 50G            DAY   NT                      Operations & Administration
wh-bu-100gb-unx            UNIX File System Backup Fee Up to 100GB        DAY   UNIX                    Operations & Administration
wh-bu-20gb-unx             UNIX File System Backup Fee Up to 20GB         DAY   UNIX                    Operations & Administration
wh-bu-250gb-unx            UNIX File System Backup Fee Up to 250GB        DAY   UNIX                    Operations & Administration
wh-bu-50gb-unx             UNIX File System Backup Fee Up to 50G          DAY   UNIX                    Operations & Administration
Remote Adminstration
wh-imp-cgrpcg-nt           NT Console Gateway/RPCG Installation           EA    NT                      Operations & Administration
wh-ops-cgrpcg-nt           NT Console Gateway/RPCG Service Fee            DAY   NT                      Operations & Administration
wh-ops-remposs             Remotely Possible  License Fee                 DAY   NT                      Operations & Administration
wh-imp-cgrpcg-unx          UNIX Console Gateway/RPCG Installation         EA    UNIX                    Operations & Administration
wh-ops-cgrpcg-unx          UNIX Console Gateway/RPCG Service Fee          DAY   UNIX                    Operations & Administration
Security Tools
wh-swrent-ctrst-nt         NT CyberTrust Digital Certificate License Fee  DAY   NT                      Operations & Administration

                                                                           ---------------------------------------------------------
ITEM_CODE                  ITEM_DESCRIPTION                                EA-US Mar00  EA-JP Mar00  EA-UK Mar00  EA Shared Mar00
                                                                           ---------------------------------------------------------
wh-band-120-add-man        Addl Usage Fee - Commitment 120Mbps             *
wh-band-140-add-man        Addl Usage Fee - Commitment 140Mbps             *
wh-band-160-add-man        Addl Usage Fee - Commitment 160Mbps             *
wh-band-180-add-man        Addl Usage Fee - Commitment 180Mbps             *
wh-band-1-add-man          Addl Usage Fee - Commitment 1Mbps               *            *
wh-band-200-add-man        Addl Usage Fee - Commitment 200Mbps             *
wh-band-20-add-man         Addl Usage Fee - Commitment 20Mbps              *            *
wh-band-2-add-man          Addl Usage Fee - Commitment 2Mbps               *            *
wh-band-4-add-man          Addl Usage Fee - Commitment 4Mbps               *            *
wh-band-50-add-man         Addl Usage Fee - Commitment 50Mbps              *            *
wh-band-6-add-man          Addl Usage Fee - Commitment 6Mbps               *            *
wh-band-8-add-man          Addl Usage Fee - Commitment 8Mbps               *            *
wh-band-.10-man            Minimum Usage Fee - Commitment .10Mbps          *
wh-band-.25-man            Minimum Usage Fee - Commitment .25Mbps          *
wh-band-.5-man             Minimum Usage Fee - Commitment .5Mbps           *            *
wh-band-100-man            Minimum Usage Fee - Commitment 100Mbps          *            *
wh-band-10g-man            Minimum Usage Fee - Commitment 10Gbps                                     *
wh-band-10-man             Minimum Usage Fee - Commitment 10Mbps           *            *
wh-band-120-man            Minimum Usage Fee - Commitment 120Mbps          *
wh-band-140-man            Minimum Usage Fee - Commitment 140Mbps          *
wh-band-160-man            Minimum Usage Fee - Commitment 160Mbps          *
wh-band-180-man            Minimum Usage Fee - Commitment 180Mbps          *
wh-band-1-man              Minimum Usage Fee - Commitment 1Mbps            *            *
wh-band-200-man            Minimum Usage Fee - Commitment 200Mbps          *
wh-band-20-man             Minimum Usage Fee - Commitment 20Mbps           *            *
wh-band-2-man              Minimum Usage Fee - Commitment 2Mbps            *            *
wh-band-4-man              Minimum Usage Fee - Commitment 4Mbps            *            *
wh-band-50-man             Minimum Usage Fee - Commitment 50Mbps           *            *
wh-band-6-man              Minimum Usage Fee - Commitment 6Mbps            *            *
wh-band-8-man              Minimum Usage Fee - Commitment 8Mbps            *            *
OPERATIONS & ADMINISTRATION
Secure Authentication
wh-sid                     Secure Dynamics SecurID                                                                *
Customer Statistics
wh-ops-cstats-nt           Customer Statistics Fee                         *
wh-ops-cstats-unx          Customer Statistics Fee                         *
wh-imp-cstats-nt           Customer Statistics Setup Fee                   *
wh-imp-cstats-unx          Customer Statistics Setup Fee                   *
DNS Administration
wh-imp-ip-nt               NT IP Address(es) Setup/Domain Registration     *            *            *
wh-imp-ip-unx              UNIX IP Address(es) Setup/Domain Registration   *            *            *
File Backup
wh-bu-100gb-nt             NT File System Backup Fee Up to 100GB                                                  *
wh-bu-20gb-nt              NT File System Backup Fee Up to 20GB                                                   *
wh-bu-250gb-nt             NT File System Backup Fee Up to 250GB                                                  *
wh-bu-50gb-nt              NT File System Backup Fee Up to 50G             *                         *
wh-bu-100gb-unx            UNIX File System Backup Fee Up to 100GB                                                *
wh-bu-20gb-unx             UNIX File System Backup Fee Up to 20GB                                                 *
wh-bu-250gb-unx            UNIX File System Backup Fee Up to 250GB                                                *
wh-bu-50gb-unx             UNIX File System Backup Fee Up to 50G           *                         *
Remote Adminstration
wh-imp-cgrpcg-nt           NT Console Gateway/RPCG Installation            *            *            *
wh-ops-cgrpcg-nt           NT Console Gateway/RPCG Service Fee             *            *            *
wh-ops-remposs             Remotely Possible  License Fee                                                         *
wh-imp-cgrpcg-unx          UNIX Console Gateway/RPCG Installation          *            *            *
wh-ops-cgrpcg-unx          UNIX Console Gateway/RPCG Service Fee           *            *            *
Security Tools
wh-swrent-ctrst-nt         NT CyberTrust Digital Certificate License Fee   *

ITEM_CODE                  ITEM_DESCRIPTION                                UOM   PLATFORM    MODELS    COMP_CLASS
wh-sw-ctrst-nt             NT CyberTrust Digital Certificates Onetime      EA    NT                    Operations & Administration
wh-imp-certs-nt            NT Digital Certificates Installation            EA    NT                    Operations & Administration
wh-bts-ssh                 NT SSH Basic Technical Support                  DAY   NT                    Operations & Administration
wh-swrent-vcert-nt         NT Verisign Certificates License Fee            DAY   NT                    Operations & Administration
wh-sw-vcert-nt             NT Verisign Certificates Onetime License Fee    EA    NT                    Operations & Administration
wh-fm-ssh                  SSH Component Fault Monitoring                  DAY   UNIX                  Operations & Administration
wh-imp-ssh                 SSH Installation                                EA    NT,UNIX               Operations & Administration
wh-swrent-ssh              SSH License Fee                                 DAY   NT,UNIX               Operations & Administration
wh-sw-ssh                  SSH Onetime License Fee                         EA    NT,UNIX               Operations & Administration
wh-sw-ctrst-unx            UNIX CyberTrust Digital Certificate Onetime     EA    UNIX                  Operations & Administration
wh-swrent-ctrst-unx        UNIX CyberTrust Digital Certificates Lic Fee    DAY   UNIX                  Operations & Administration
wh-imp-certs-unx           UNIX Digital Certificates Installation          EA    UNIX                  Operations & Administration
wh-bts-ssh-unx             UNIX SSH Basic Technical Support                DAY   UNIX                  Operations & Administration
wh-sw-vcert-unx            UNIX Verisign Certificates 1x License Fee       EA    UNIX                  Operations & Administration
wh-swrent-vcert-unx        UNIX Verisign Certificates License Fee          DAY   UNIX                  Operations & Administration
Software Backup
wh-swrent-adsm-nt          NT ADSM Licence Fee                             DAY   NT                    Operations & Administration
wh-sw-adsm-nt              NT ADSM Onetime Licence Fee                     EA    NT                    Operations & Administration
wh-bts-bu-nt               NT Backup Component Basic Technical Support     DAY   NT                    Operations & Administration
wh-fm-bu-nt                NT Backup Component Fault Monitoring            DAY   NT                    Operations & Administration
wh-imp-bu-nt               NT Backup Component Installation                EA    NT                    Operations & Administration
wh-swrent-leg-nt           NT Legato License Fee                           DAY   NT                    Operations & Administration
wh-sw-leg-nt               NT Legato Onetime License Fee                   EA    NT                    Operations & Administration
wh-swrent-adsm-unx         UNIX ADSM License Fee                           DAY   UNIX                  Operations & Administration
wh-sw-adsm-unx             UNIX ADSM Onetime License Fee                   EA    UNIX                  Operations & Administration
wh-bts-bu-unx              UNIX Backup Component Basic Technical Support   DAY   UNIX                  Operations & Administration
wh-fm-bu-unx               UNIX Backup Component Fault Monitoring          DAY   UNIX                  Operations & Administration
wh-imp-bu-unx              UNIX Backup Component Installation              EA    UNIX                  Operations & Administration
wh-swrent-leg-unx          UNIX Legato License Fee                         DAY   UNIX                  Operations & Administration
wh-sw-leg-unx              UNIX Legato Onetime License Fee                 EA    UNIX                  Operations & Administration
URL Monitoring
wh-ops-url-cmnt            URL Monitoring Fee                              DAY   NT                    Operations & Administration
wh-ops-url-cmu             URL Monitoring Fee                              DAY   UNIX                  Operations & Administration
wh-imp-url-cmnt            URL Monitoring Setup                            EA    NT                    Operations & Administration
wh-imp-url-cmu             URL Monitoring Setup                            EA    UNIX                  Operations & Administration
Value Added
wh-eng-plan-nt             NT Impl Planning & Mgt Fee                      EA    NT                    Operations & Administration
wh-engsvc-acct-nt          NT Tech Acct Supp Mgt Up to 8 Hrs/Mo            DAY   NT                    Operations & Administration
wh-engsvc-acpts-nt         NT Technical Consulting                         DAY   NT                    Operations & Administration
wh-eng-nonstd-nt           Special NT Onetime Service Fee                  EA    NT                    Operations & Administration
wh-engsvc-nonstd-nt        Special NT Service Fee                          DAY   NT                    Operations & Administration
wh-eng-nonstd-unx          Special UNIX Onetime Service Fee                EA    UNIX                  Operations & Administration
wh-engsvc-nonstd-unx       Special UNIX Service Fee                        DAY   UNIX                  Operations & Administration
wh-eng-plan-unx            UNIX Impl Planning & Mgt Fee                    EA    UNIX                  Operations & Administration
wh-engsvc-acct-unx         UNIX Tech Acct Supp Mgt Up to 8 Hrs/Mo          DAY   UNIX                  Operations & Administration
wh-engsvc-acpts-unx        UNIX Technical Consulting                       DAY   UNIX                  Operations & Administration
SOFTWARE
Databases
wh-swrent-informix         Informix Dynamic Server 7.3 License Fee         DAY   UNIX                  Software
wh-sw-informix             Informix Dynamic Server 7.3 Onetime Lic Fee     EA    UNIX                  Software
wh-ops-ats-db-nt           NT Database Advanced Tech Support Fee           DAY   NT                    Software
wh-bu-nt                   NT Database Backup Fee                          DAY   NT                    Software
wh-bts-db-nt               NT Database Basic Technical Support             DAY   NT                    Software
wh-fm-db-nt                NT Database Fault Monitoring                    DAY   NT                    Software
wh-imp-nt                  NT Database Installation                        EA    NT                    Software
wh-sw-ora-2-nt             NT Oracle 8i Enterprise 1x License Fee          EA    NT                    Software
wh-swrent-ora-2-nt         NT Oracle 8i Enterprise License Fee             DAY   NT                    Software
wh-swrent-ora-1-nt         NT Oracle 8i Standard License Fee               DAY   NT                    Software

                                                                           ---------------------------------------------------------
ITEM_CODE                  ITEM_DESCRIPTION                                EA-US Mar00  EA-JP Mar00  EA-UK Mar00  EA Shared Mar00
                                                                           ---------------------------------------------------------
wh-sw-ctrst-nt             NT CyberTrust Digital Certificates Onetime      *
wh-imp-certs-nt            NT Digital Certificates Installation            *
wh-bts-ssh                 NT SSH Basic Technical Support                  *
wh-swrent-vcert-nt         NT Verisign Certificates License Fee            *
wh-sw-vcert-nt             NT Verisign Certificates Onetime License Fee    *
wh-fm-ssh                  SSH Component Fault Monitoring                  *
wh-imp-ssh                 SSH Installation                                *
wh-swrent-ssh              SSH License Fee                                 *
wh-sw-ssh                  SSH Onetime License Fee                         *
wh-sw-ctrst-unx            UNIX CyberTrust Digital Certificate Onetime     *
wh-swrent-ctrst-unx        UNIX CyberTrust Digital Certificates Lic Fee    *
wh-imp-certs-unx           UNIX Digital Certificates Installation          *
wh-bts-ssh-unx             UNIX SSH Basic Technical Support                *
wh-sw-vcert-unx            UNIX Verisign Certificates 1x License Fee       *
wh-swrent-vcert-unx        UNIX Verisign Certificates License Fee          *
Software Backup
wh-swrent-adsm-nt          NT ADSM Licence Fee                                                       *
wh-sw-adsm-nt              NT ADSM Onetime Licence Fee                                               *
wh-bts-bu-nt               NT Backup Component Basic Technical Support                                            *
wh-fm-bu-nt                NT Backup Component Fault Monitoring                                                   *
wh-imp-bu-nt               NT Backup Component Installation                                                       *
wh-swrent-leg-nt           NT Legato License Fee                           *
wh-sw-leg-nt               NT Legato Onetime License Fee                   *
wh-swrent-adsm-unx         UNIX ADSM License Fee                                                     *
wh-sw-adsm-unx             UNIX ADSM Onetime License Fee                                             *
wh-bts-bu-unx              UNIX Backup Component Basic Technical Support                                          *
wh-fm-bu-unx               UNIX Backup Component Fault Monitoring                                                 *
wh-imp-bu-unx              UNIX Backup Component Installation                                                     *
wh-swrent-leg-unx          UNIX Legato License Fee                         *
wh-sw-leg-unx              UNIX Legato Onetime License Fee                 *
URL Monitoring
wh-ops-url-cmnt            URL Monitoring Fee                                                                     *
wh-ops-url-cmu             URL Monitoring Fee                                                                     *
wh-imp-url-cmnt            URL Monitoring Setup                                                                   *
wh-imp-url-cmu             URL Monitoring Setup                                                                   *
Value Added
wh-eng-plan-nt             NT Impl Planning & Mgt Fee                                                             *
wh-engsvc-acct-nt          NT Tech Acct Supp Mgt Up to 8 Hrs/Mo                                                   *
wh-engsvc-acpts-nt         NT Technical Consulting                                                                *
wh-eng-nonstd-nt           Special NT Onetime Service Fee                                                         *
wh-engsvc-nonstd-nt        Special NT Service Fee                                                                 *
wh-eng-nonstd-unx          Special UNIX Onetime Service Fee                                                       *
wh-engsvc-nonstd-unx       Special UNIX Service Fee                                                               *
wh-eng-plan-unx            UNIX Impl Planning & Mgt Fee                                                           *
wh-engsvc-acct-unx         UNIX Tech Acct Supp Mgt Up to 8 Hrs/Mo                                                 *
wh-engsvc-acpts-unx        UNIX Technical Consulting                                                              *
SOFTWARE
Databases
wh-swrent-informix         Informix Dynamic Server 7.3 License Fee         *
wh-sw-informix             Informix Dynamic Server 7.3 Onetime Lic Fee                                            *
wh-ops-ats-db-nt           NT Database Advanced Tech Support Fee                                                  *
wh-bu-nt                   NT Database Backup Fee                                                                 *
wh-bts-db-nt               NT Database Basic Technical Support                                                    *
wh-fm-db-nt                NT Database Fault Monitoring                                                           *
wh-imp-nt                  NT Database Installation                                                               *
wh-sw-ora-2-nt             NT Oracle 8i Enterprise 1x License Fee                                                 *
wh-swrent-ora-2-nt         NT Oracle 8i Enterprise License Fee                                                    *
wh-swrent-ora-1-nt         NT Oracle 8i Standard License Fee                                                      *

Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                 ITEM_DESCRIPTION                                          UOM   PLATFORM     MODELS         COMP_CLASS
wh-sw-ora-1-nt            NT Oracle 8i Standard1x Lic Fee                           EA    NT                          Software
wh-ops-ats-db-unx         UNIX Database Advanced Tech Support Fee                   DAY   UNIX                        Software
wh-bu-unx                 UNIX Database Backup Fee                                  DAY   UNIX                        Software
wh-bts-db-unx             UNIX Database Basic Technical Support                     DAY   UNIX                        Software
wh-fm-db-unx              UNIX Database Fault Monitoring                            DAY   UNIX                        Software
wh-imp-unx                UNIX Database Installation                                EA    UNIX                        Software
wh-sw-ora-2-unx           UNIX Oracle 8i Enterprise 1x License Fee                  EA    UNIX                        Software
wh-swrent-ora-2-unx       UNIX Oracle 8i Enterprise License Fee                     DAY   UNIX                        Software
wh-swrent-ora-1-unx       UNIX Oracle 8i Standard License Fee                       DAY   UNIX                        Software
wh-sw-ora-1-unx           UNIX Oracle 8i Standard1x Lic Fee                         EA    UNIX                        Software

Email & Conferencing
wh-imp-collabra351        Netscape Collabra 3.5.1 Cust Provided Install             EA    UNIX                        Software
wh-bts-email-nt           NT Email/Conferencing Cmpnt Basic Tech Supp               DAY   NT                          Software
wh-fm-email-nt            NT Email/Conferencing Cmpnt Fault Monitoring              DAY   NT                          Software
wh-imp-email-nt           NT Email/Conferencing Component Installation              EA    NT                          Software
wh-sw-po-nt               NT Software.com Post.Office 3.5 1x Lic Fee                EA    NT                          Software
wh-swrent-po-nt           NT Software.com Post.Office 3.5 Lic Fee                   DAY   NT                          Software
wh-fm-email-unx           UNIX Email/Conference Cmpnt Fault Monitoring              DAY   UNIX                        Software
wh-bts-email-unx          UNIX Email/Conferencing Cmpnt Basic Tech Supp             DAY   UNIX                        Software
wh-imp-email-unx          UNIX Email/Conferencing Component Install                 EA    UNIX                        Software
wh-sw-po-unx              UNIX Software.com Post.Office 3.5 1x Lic Fee              EA    UNIX                        Software
wh-swrent-po-unx          UNIX Software.com Post.Office 3.5 License Fee             DAY   UNIX                        Software

Extranet/Groupware
wh-imp-notes4.6           Lotus Notes 4.6 Cust Provided Install                     EA    NT                          Software
wh-imp-exch5.5            Microsoft Exchange 5.5 Cust Provided Install              EA    NT                          Software
wh-imp-netmsg3.5          Netscape Messaging 3.5 Cust Provided Install              EA    UNIX                        Software
wh-bts-exgrp-nt           NT Extranet/Groupware Cmpnt Basic Tech Supp               DAY   NT                          Software
wh-fm-exgrp-nt            NT Extranet/Groupware Cmpnt Fault Monitoring              DAY   NT                          Software
wh-imp-exgrp-nt           NT Extranet/Groupware Component Installation              EA    NT                          Software
wh-imp-exgrp-unx          UNIX Extranet/Groupware Component Install                 EA    UNIX                        Software
wh-bts-exgrp-unx          UNIX Extranet/Grpware Cmpnt Basic Tech Supp               DAY   UNIX                        Software
wh-fm-exgrp-unx           UNIX Extranet/Grpware Cmpnt Fault Monitoring              DAY   UNIX                        Software

High Availability
wh-fm-has                 High Availability Software  Fault Monitoring              DAY   UNIX                        Software
wh-imp-has                High Availability Software  Installation                  EA    UNIX                        Software
wh-bts-has                High Availability Software Basic Tech Supp                DAY   UNIX                        Software
wh-swrent-veritas         Veritas /Sun  License Fee                                 DAY   UNIX                        Software

Advertising, Management & Multimedia
wh-imp-net3               NetGravity 3 Cust Provided Install                        EA    NT,UNIX                     Software
wh-fm-media-nt            NT Multimedia Cmpnt Fault Monitoring                      DAY   NT                          Software
wh-bts-media-nt           NT Multimedia Component Basic Tech Support                DAY   NT                          Software
wh-imp-media-nt           NT Multimedia Component Installation                      EA    NT                          Software
wh-imp-realg2             RealNetwks RealServerG2 Cust Provided Install             EA    NT,UNIX                     Software
wh-fm-media-unx           UNIX Multimedia Cmpnt Fault Monitoring                    DAY   UNIX                        Software
wh-bts-media-unx          UNIX Multimedia Component Basic Tech Support              DAY   UNIX                        Software
wh-imp-media-unx          UNIX Multimedia Component Installation                    EA    UNIX                        Software

Non-Standard Software
wh-sw-customer            Customer Provided Software Component                      EA    NT,UNIX                     Software
wh-bts-nonstd-nt          Special NT Component General Support                      DAY   NT                          Software
wh-imp-nonstd-nt          Special NT Component Installation                         EA    NT                          Software
wh-sw-nonstd              Special Software Component License                        EA    NT,UNIX                     Software
wh-swrent-nonstd          Special Software Component License Fee                    DAY   NT,UNIX                     Software
wh-bts-nonstd-unx         Special UNIX Component General Support                    DAY   UNIX                        Software
wh-imp-nonstd-unx         Special UNIX Component Installation                       EA    UNIX                        Software

Common Hosting Platform/Operating System
wh-sw-chp-nt              NT Common Hosting Platform 1x License Fee                 EA    NT                          Software
wh-ops-ats-chp-nt         NT Common Hosting Platform Adv Tech Supp                  DAY   NT                          Software
wh-fm-chp-nt              NT Common Hosting Platform Fault Monitoring               DAY   NT                          Software
                                                                     -----------------------------------------------------------
ITEM_CODE                                                             EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                                     -----------------------------------------------------------
wh-sw-ora-1-nt                                                                                                 *
wh-ops-ats-db-unx                                                                                              *
wh-bu-unx                                                                                                      *
wh-bts-db-unx                                                                                                  *
wh-fm-db-unx                                                                                                   *
wh-imp-unx                                                                                                     *
wh-sw-ora-2-unx                                                                                                *
wh-swrent-ora-2-unx                                                                                            *
wh-swrent-ora-1-unx                                                                                            *
wh-sw-ora-1-unx                                                                                                *

Email & Conferencing
wh-imp-collabra351                                                                                             *
wh-bts-email-nt                                                                                                *
wh-fm-email-nt                                                                                                 *
wh-imp-email-nt                                                                                                *
wh-sw-po-nt                                                                                                    *
wh-swrent-po-nt                                                                                                *
wh-fm-email-unx                                                                                                *
wh-bts-email-unx                                                                                               *
wh-imp-email-unx                                                                                               *
wh-sw-po-unx                                                                                                   *
wh-swrent-po-unx                                                                                               *

Extranet/Groupware
wh-imp-notes4.6                                                                                                *
wh-imp-exch5.5                                                                                                 *
wh-imp-netmsg3.5                                                                                               *
wh-bts-exgrp-nt                                                                                                *
wh-fm-exgrp-nt                                                                                                 *
wh-imp-exgrp-nt                                                                                                *
wh-imp-exgrp-unx                                                                                               *
wh-bts-exgrp-unx                                                                                               *
wh-fm-exgrp-unx                                                                                                *

High Availability
wh-fm-has                                                                                                      *
wh-imp-has                                                                                                     *
wh-bts-has                                                                                                     *
wh-swrent-veritas                                                                                              *

Advertising, Management & Multimedia
wh-imp-net3                                                                                                    *
wh-fm-media-nt                                                                                                 *
wh-bts-media-nt                                                                                                *
wh-imp-media-nt                                                                                                *
wh-imp-realg2                                                                                                  *
wh-fm-media-unx                                                                                                *
wh-bts-media-unx                                                                                               *
wh-imp-media-unx                                                                                               *

Non-Standard Software
wh-sw-customer                                                                                                 *
wh-bts-nonstd-nt                                                                                               *
wh-imp-nonstd-nt                                                                                               *
wh-sw-nonstd                                                                                                   *
wh-swrent-nonstd                                                                                               *
wh-bts-nonstd-unx                                                                                              *
wh-imp-nonstd-unx                                                                                              *

Common Hosting Platform/Operating System
wh-sw-chp-nt                                                                                                   *
wh-ops-ats-chp-nt                                                                                              *
wh-fm-chp-nt                                                                                                   *

Enterprise Advantage Price List as of March 10, 2000

ITEM_CODE                 ITEM_DESCRIPTION                                          UOM   PLATFORM     MODELS       COMP_CLASS
wh-imp-chp-nt             NT Common Hosting Platform Installation                    EA    NT                       Software
wh-sw-chp2.0i-unx         UNIX CHP 2.0i Intl 1x License Fee                          EA    UNIX                     Software
wh-ops-ats-chp2.0i-unx    UNIX CHP 2.0i Intl Adv Tech Sup                            DAY   UNIX                     Software
wh-fm-chp2.0i-unx         UNIX CHP 2.0i Intl Fault Monitoring                        DAY   UNIX                     Software
wh-imp-chp2.0i-unx        UNIX CHP 2.0i Intl Installation                            EA    UNIX                     Software
wh-swrent-chp2.0i-unx     UNIX CHP 2.0i Intl License Fee                             DAY   UNIX                     Software
wh-sw-chp-unx             UNIX Common Hosting Platform 1x License Fee                EA    UNIX                     Software
wh-ops-ats-chp-unx        UNIX Common Hosting Platform Adv Tech Supp                 DAY   UNIX                     Software
wh-fm-chp-unx             UNIX Common Hosting Platform Fault Monitoring              DAY   UNIX                     Software
wh-imp-chp-unx            UNIX Common Hosting Platform Installation                  EA    UNIX                     Software

Web Server Bundles
wh-imp-domino4.6          Lotus Domino 4.6 Cust Provided Install                     EA    NT                       Software
wh-sw-iis-nt              NT Microsoft Internet Info Server 4.0                      EA    NT                       Software
wh-sw-entsrv-nt           NT Netscape Enterprise Server 3.5 1x Lic Fee               EA    NT                       Software
wh-swrent-entsrv-nt       NT Netscape Enterprise Server 3.5 License Fee              DAY   NT                       Software
wh-sw-owas-nt             NT Oracle Web Application Server 4.0 1x Lic                EA    NT                       Software
wh-swrent-owas-nt         NT Oracle Web Application Server 4.0 Lic Fee               DAY   NT                       Software
wh-bts-was-nt             NT Web Server Component Basic Tech Support                 DAY   NT                       Software
wh-fm-ws-nt               NT Web Server Component Fault Monitoring                   DAY   NT                       Software
wh-imp-ws-nt              NT Web Server Component Installation                       EA    NT                       Software
wh-sw-entsrv-unx          UNIX Netscape Enterprise Server 3.6 1x Lic                 EA    UNIX                     Software
wh-swrent-entsrv-unx      UNIX Netscape Enterprise Server 3.6 Lic Fee                DAY   UNIX                     Software
wh-sw-owas-unx            UNIX Oracle Web Appl Server 4.0 1x Lic Fee                 EA    UNIX                     Software
wh-swrent-owas-unx        UNIX Oracle Web Application Server 4.0 Lic                 DAY   UNIX                     Software
wh-sw-apache-unx          UNIX Stronghold Apache 2.3 1x License Fee                  EA    UNIX                     Software
wh-swrent-apache          UNIX Stronghold Apache License Fee                         DAY   UNIX                     Software
wh-bts-was-unx            UNIX Web Server Component Basic Tech Support               DAY   UNIX                     Software
wh-fm-ws-unx              UNIX Web Server Component Fault Monitoring                 DAY   UNIX                     Software
wh-imp-ws-unx             UNIX Web Server Component Installation                     EA    UNIX                     Software

Web Site Building Tools
wh-sw-coldfus-nt          NT Allaire Cold Fusion Server 4.0 Ent 1x Lic               EA    NT                       Software
wh-swrent-coldfus-nt      NT Allaire Cold Fusion Server 4.0 Ent Lic Fee              DAY   NT                       Software
wh-sw-coldfusp-nt         NT Allaire Cold Fusion Srv 4.0 Pro 1x Lic Fee              EA    NT                       Software
wh-swrent-coldfusp-nt     NT Allaire Cold Fusion Srv 4.0 Pro Lic Fee                 DAY   NT                       Software
wh-sw-fpage-nt            NT Microsoft Front Page 98 Ext 1x License Fee              EA    NT                       Software
wh-swrent-fpage-nt        NT Microsoft Front Page 98 Extensions Lic Fee              DAY   NT                       Software
wh-bts-wsite-nt           NT Web Site Building Tool Basic Tech Support               DAY   NT                       Software
wh-fm-wsite-nt            NT Web Site Building Tool Cmpnt Fault Monitor              DAY   NT                       Software
wh-imp-wsite-nt           NT Web Site Building Tool Installation                     EA    NT                       Software
wh-swrent-coldfus-unx     UNIX Allaire Cold Fusion Server 4.0 Ent Lic                DAY   UNIX                     Software
wh-sw-coldfus-unx         UNIX Allaire Cold Fusion Srv 4.0 Ent 1x Lic                EA    UNIX                     Software
wh-sw-fpage-unx           UNIX Microsoft Front Page 98 Ext 1x Lic Fee                EA    UNIX                     Software
wh-swrent-fpage-unx       UNIX Microsoft Front Page 98 Ext Lic Fee                   DAY   UNIX                     Software
wh-fm-wsite-unx           UNIX Web Site Bldg Tool Cmpnt Fault Monitor                DAY   UNIX                     Software
wh-bts-wsite-unx          UNIX Web Site Building Tool Basic Tech Supp                DAY   UNIX                     Software
wh-imp-wsite-unx          UNIX Web Site Building Tool Installation                   EA    UNIX                     Software
wh-imp-story              Vignette StoryServer Cust Provided Install                 EA    UNIX                     Software

Web Statistics
wh-sw-analstat            Analog Statistics 2.0                                      EA    UNIX                     Software
wh-imp-stats-nt           NT Web Statistics Component Installation                   EA    NT                       Software
wh-imp-stats-unx          UNIX Web Statistics Component Installation                 EA    UNIX                     Software
wh-swrent-wtlogan         Web Trends Log Analyzer License Fee                        DAY   NT                       Software
wh-sw-wtlogan             Web Trends Log Analyzer Onetime License Fee                EA    NT                       Software
                                                       -----------------------------------------------------------
ITEM_CODE                                               EA-US Mar00   EA-JP Mar00  EA-UK Mar00   EA Shared Mar00
                                                       -----------------------------------------------------------
wh-imp-chp-nt                                                                                          *
wh-sw-chp2.0i-unx                                                                                      *
wh-ops-ats-chp2.0i-unx                                                                   *
wh-fm-chp2.0i-unx                                                                        *
wh-imp-chp2.0i-unx                                                                       *
wh-swrent-chp2.0i-unx                                                                    *
wh-sw-chp-unx                                                                                          *
wh-ops-ats-chp-unx                                                                                     *
wh-fm-chp-unx                                                                                          *
wh-imp-chp-unx                                                *             *            *

Web Server Bundles
wh-imp-domino4.6                                              *                          *
wh-sw-iis-nt                                                                                           *
wh-sw-entsrv-nt                                                                                        *
wh-swrent-entsrv-nt                                                                                    *
wh-sw-owas-nt                                                                                          *
wh-swrent-owas-nt                                                                                      *
wh-bts-was-nt                                                                                          *
wh-fm-ws-nt                                                                                            *
wh-imp-ws-nt                                                                                           *
wh-sw-entsrv-unx                                                                                       *
wh-swrent-entsrv-unx                                                                                   *
wh-sw-owas-unx                                                                                         *
wh-swrent-owas-unx                                                                                     *
wh-sw-apache-unx                                                                                       *
wh-swrent-apache                                                                                       *
wh-bts-was-unx                                                                                         *
wh-fm-ws-unx                                                                                           *
wh-imp-ws-unx                                                                                          *

Web Site Building Tools
wh-sw-coldfus-nt                                                                                       *
wh-swrent-coldfus-nt                                                                                   *
wh-sw-coldfusp-nt                                                                                      *
wh-swrent-coldfusp-nt                                                                                  *
wh-sw-fpage-nt                                                                                         *
wh-swrent-fpage-nt                                                                                     *
wh-bts-wsite-nt                                                                                        *
wh-fm-wsite-nt                                                                                         *
wh-imp-wsite-nt                                                                                        *
wh-swrent-coldfus-unx                                                                                  *
wh-sw-coldfus-unx                                                                                      *
wh-sw-fpage-unx                                                                                        *
wh-swrent-fpage-unx                                                                                    *
wh-fm-wsite-unx                                                                                        *
wh-bts-wsite-unx                                                                                       *
wh-imp-wsite-unx                                                                                       *
wh-imp-story                                                                                           *

Web Statistics
wh-sw-analstat                                                                                         *
wh-imp-stats-nt                                                                                        *
wh-imp-stats-unx                                                                                       *
wh-swrent-wtlogan                                                                                      *
wh-sw-wtlogan                                                                                          *

                                                               Attachment #B-4-2

                           Bell Atlantic E Business
                          Baseline Discount Schedule


This document explains the Baseline discounting allowance for Bell Atlantic for each category of item sold.

Current Discount Schedule

---------------------------------------------------------------------------------
Item                                          One Year (%)     Multiyear (%)
---------------------------------------------------------------------------------
Hardware                                             *                 *
---------------------------------------------------------------------------------
Hardware maintenance                                 *                 *
---------------------------------------------------------------------------------
Hardware installation                                *                 *
---------------------------------------------------------------------------------
Other hardware items (RAM, memory)                   *                 *
---------------------------------------------------------------------------------
Software license                                     *                 *
---------------------------------------------------------------------------------
Software installation                                *                 *
---------------------------------------------------------------------------------
Software maintenance                                 *                 *
---------------------------------------------------------------------------------
Bandwidth                                            *                 *
---------------------------------------------------------------------------------
Hosting Fee                                          *                 *
---------------------------------------------------------------------------------
Other Installation fees                              *                 *
---------------------------------------------------------------------------------
Services                                             *                 *
 .        Backup services
 .        DBA services
 .        DNS services
 .        Enterprise Performance
 .        Monitoring
 .        SecurIDs
 .        Special Networks
 .        System Administration
 .        Technical Support
---------------------------------------------------------------------------------

                                                                  Attachment B-5

                                Summary Exhibit

                    Exclusions from Multi-Service Discount
                                  by Service


I.   All Services
______________________________________________________________________________

The Multi-Service Discount shall not apply to Services for:

   . the existing installed customer base at time the Agreement is executed; . non-standard quotations.

II.   Service Specific Exclusions
______________________________________________________________________________

A. Security Services
______________________________________________________________________________

The following Security Service components are excluded from the Multi-Service Discount, as indicated in the applicable Security Services price list:

 .  Security Advantage -
   ------------------
      1) Installation Fee.  The installation fee  for Security Advantage.
        -----------------
      2) The prices for Security Advantage exclude administration of customers' end user authentication or accounting databases, VPN configuration of the firewall, and configuration, management, and administration of the customer De-Militarized Zone (DMZ) which will be quoted on a T&M basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discount.

 .  VPN Advantage -
   ---------------
   A)  VPN Gateway Devices (On Net and Off Net)
   --------------------------------------------
         1) "Group" functionality.  The prices for VPN Advantage exclude
            ---------------------
         implementation, support, and administration of "group" functionality which will be quoted on a T&M basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discount.
         2)  Custom Branding of AWS.  Pricing includes standard Authenticated
             ----------------------
         Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual basis. The charges for custom branding are not eligible for Multi-Service Discount.
   B)  VPN Client Software
   -----------------------

         1)  Custom Branding of AWS.  Pricing includes standard Authenticated
             ----------------------
         Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual basis. The charges for custom branding are not eligible for Multi-Service Discount.

 .    Managed VPN -
     -------------
     A)  VPN Gateway Devices (On Net and Off Net)
     --------------------------------------------
         1)  "Group" Functionality.  The prices for Managed VPN exclude
             ----------------------
         implementation, support, and administration of "group" functionality which will be quoted on a T&M basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discount.
         2)  Custom Branding of AWS.  Pricing includes standard Authenticated
             -----------------------
         Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual basis. The charges for custom branding are not eligible for Multi-Service Discount.

     B)  VPN Client Software
     -----------------------
         1)  Custom Branding of AWS.  Pricing includes standard Authenticated
         ---------------------------
         Web Server (AWS) services (if applicable). Custom branding of AWS will be quoted on an individual basis. The charges for custom branding are not eligible for Multi-Service Discount.

 .    Site Patrol for Firewall 1 (Domestic and International) --
     ----------------------------------------------------------
      . The prices for Site Patrol for Firewall 1 exclude administration of customers' end user authentication or accounting databases, VPN configuration of the firewall, and configuration, management, and administration of the customer De-Militarized Zone (DMZ) which will be quoted on a T&M basis for each individual customer opportunity. These additional charges are not eligible for Multi-Service Discount.

________________________________________________________________________________

III. Managed Connectivity Services (MCS)
________________________________________________________________________________

The Multi-Service Discount apply to all standard MCS Services. However, the following MCS service components are excluded:

   . customer premises equipment (CPE) and
   . local loops (recurring and non-recurring charges).

________________________________________________________________________________

IV.  DiaLinx
________________________________________________________________________________

The Multi-Service Discount shall not apply to the DiaLinx v.2.3 international access. These items (i.e., the Worldwide Dial Access Networking Hourly Service
Fees) are pass through charges and are not subject to any further discounts.

______________________________________________________________________________

V.   EBusiness Hosting
______________________________________________________________________________

Any EA Services provided to Bell Atlantic in Genuity's Japan Data Center are subject to tariffs and are not eligible for any discounts (either baseline or the escalated discounts above)

The Multi-Service Discount applies to all EA services, including non-standard services. However, the following service components are excluded:
 . Hardware and hardware maintenance purchased by Genuity, . Software and software maintenance purchased by Genuity, . All 3/rd/ party products and services that Genuity purchases and passes through to Bell Atlantic with only an administrative markup, . Any EA Services provided to Bell Atlantic in Genuity's Japan Data Center

                                 ATTACHMENT C

                           MANDATORY FLOWDOWN TERMS

Bell Atlantic agrees to include terms substantially similar to the following minimum terms in legally binding agreements with End Users. For the purpose of this section, "Service Supplier" shall mean Genuity, "you" and "End User" shall mean the End User and "Service" shall mean the respective services listed in Attachment B.

I.  The following mandatory flow down terms shall be included for all Services:

     1.   Warranty and Liability Limitations.  THE SERVICE SUPPLIER AND COMPANY
          ----------------------------------
     DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SERVICE SUPPLIER WILL NOT BE LIABLE FOR UNAUTHORIZED ACCESS TO COMPANY'S OR END USER'S TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF END USER'S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD, REGARDLESS OF WHETHER SUCH DAMAGE OCCURS AS A RESULT OF SERVICE SUPPLIER'S NEGLIGENCE.

     2.   Disclaimer of Consequential Damages. IN NO EVENT WILL SERVICE SUPPLIER
          -----------------------------------
     BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR INCIDENTAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OF REVENUE OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE SERVICES OR PRODUCTS PROVIDED HEREUNDER.

     3.   Compliance with Export and Applicable.  End User further agrees to
          -------------------------------------
     compy with U.S. Export laws concerning the transmission of technical data and other regulated materials via the Service. If the Service is provisioned outside the U.S., End User agrees to abide by all applicable local laws and regulations, including without limitation any laws governing the import of the Service. The Services Supplier reserves the right to suspend or terminate the Service (or any portion thereof) without notice in the event that your use of the Service, in its reasonable judgment violates any applicable export law, local law, regulation, or ordinance.

     4.   Content Responsibility. End User understands that Services Supplier is
          ----------------------
     not responsible for the content of the transmissions which may pass through the Internet and/or the Connectivity Services. End User agrees that it will NOT use the Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of the network. For example, End User shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights.

     5.   IP Addresses.  Upon expiration, cancellation or termination of the
          ------------
     Agreement, End-User shall relinquish any IP addresses or address blocks assigned to End-User by Services Supplier.

     6.   Domain Name Fees.  Domain name registration fees and periodic
          ----------------
     maintenance fees are the End User's responsibility and will be billed directly to the End User by InterNIC or another domain name registry. Such fees are not included in the prices Services.

     7.   No Right of Resale.  End User may not resell or redistribute any
          ------------------
     Services. #

     # "No Right of Resale" Does not apply to ISP Services as defined in Section
     ---------------------------------------------------------------------------
     VI, below.
     ----------

II. The following mandatory flow down terms shall be included for Enterprise Advantage Services:

     1.   Third Party Software. In the event software is provided to you in
          --------------------
     connection with Enterprise Advantage Services, and such software is licensed to its Services Supplier or developed by its Services Supplier independently of this agreement, Bell Atlantic and/or its Services Supplier grants you a personal, non-exclusive, non-transferable license for the duration of the Service Period to use such software in object code form only, on the hardware upon which it is installed, for the sole purpose of enabling you to use Enterprise Advantage Services. You agree to accept any additional license terms required by the suppliers of such software as indicated in the Service Description. You acknowledge and agree that title to all such software remains with the Services Supplier and its vendors, if any, that the content and design of such software are valuable trade secrets, and that you may use such software for the sole purpose of enabling you to use Enterprise Advantage Services. You agree not to (a) disclose or make available to third parties any portion of such software without the advance written permission of the Services Supplier; (b) copy or duplicate such software; (c) reverse engineer, decompile or disassemble such software; or (d) modify or make derivative works of such software.
     You agree not to use such software after the Service Period without obtaining a valid license from the Services Supplier or from the third-party software vendor. You also agree to accept any additional license terms required by the Services Supplier's vendors for the Enterprise Advantage options you have chosen. All such license terms are set forth in the Service Description.

     If you purchase a software option in which you are responsible for acquiring the license and the Services Supplier agrees to install the third-party software for you, you are solely responsible for obtaining a valid license from the software vendor. If the Services Supplier purchases any third-party software on your behalf, you agree to sign any required third-party license agreements prior to delivery or installation of the third-party software. If Service Supplier installs third-party software at your request and acceptance of license terms is effected electronically, you authorize the Services Supplier to accept the third-party license terms on your behalf.

     2.   End User Responsibilities.  You agree to assume all customer
          -------------------------
     responsibilities that are listed in the Service Description for the options indicated in your Quotation, including but not limited to, the responsibilities listed for Customer Managed Hosting services, Software Support Options and System Management.

     3.   IP Addresses.  During the Service Period, you may be required to
          ------------
     renumber the IP addresses assigned by Services Supplier if it is deemed necessary for technical reasons.


III. The following mandatory flow down terms shall be included for VPN Advantage, VPN Advantage International, Managed VPN, Security Advantage, SitePatrol, Site Scan and Vulnerability Scan Services (or bundles containing such services as a component), collectively "Security Services" for purposes of this section:

     1.   Security Policy.  As a Security Service customer, you remain
          ---------------
     responsible for your network security policy and security violation response procedures. You acknowledge that Security Service does not by itself guarantee network security or prevent security incidents, that the Service Supplier is not responsible for unauthorized access to your facilities or for damages arising out of unauthorized access, and that it is your responsibility to design a comprehensive security program in conjunction with any other service providers or professionals chosen by you.

     2. Restrictions on System Access. Service Supplier configures and remotely manages the software for all systems installed on an End User's premises in conjunction with Security Services (e.g., the VPN Gateway device). End User may access the configuration of such systems only when authorized by Service Supplier ; therefore, End User does not need or receive a software license. End User agrees to abide by the license terms to the VPN client software. End User agrees not to remove, obliterate or cover any marks, logos, or notices included with the equipment Service Provider installs on End Users' premises.

     3.   Export Restrictions. The customer premises equipment and software
          -------------------
     (e.g. the VPN Gateway Device) are authorized by the U.S. government (and other applicable regulatory authorities) for export only to the country/locations authorized in writing by Service Supplier. They may not be resold, diverted, transferred, transshipped, or otherwise be disposed of in any other country, either in their original form or after being incorporated through an intermediate process into other end items, without the prior written approval of the U.S. Department of Commerce and the Services Supplier. You acknowledge that the VPN client software contains encryption technology subject to export control, and agree to abide by, and ensure that end users abide by, laws and regulations applicable to import and export of the VPN client software.

     4.   Prohibited Countries.  Without limitation of the foregoing, you agree
          --------------------
     not to sell, license or distribute any hardware, software (including source code), technology, or foreign-produced direct product of U.S. origin software or technology, directly or indirectly, to a country or the national of a country that is embargoed by the United States. The countries that are embargoed may change from time to time, currently they are Cuba, Iran, Iraq, Libya, Montenegro, N. Korea, Serbia, Sudan and Syria. If the foreign-produced direct product of such technology is a complete plant or major component of a plant and the direct product of such plant is controlled to such country for national security reasons or under the U.S. Department of State's International Traffic in Arms Regulations ("ITAR"), you will not export the direct product of the plant to any such country.

     5.   Proliferation Controls.  You agree not to sell, license or distribute
          ----------------------
     any hardware, software (including source code), technology, or foreign-produced direct product of U.S. origin software or technology, directly or indirectly, for use in nuclear, chemical/biological warfare and/or missile activities or any direct service, training and /or support of nuclear, chemical/biological, and/or missile activities or to facilities engaged in such activities or to an entity listed on the U.S. Bureau of Export Administration's ("BXA") Entities List, without first obtaining written authorization to do so from U.S. BXA and/or other appropriate U.S. governmental agencies.

     6.   Prohibited Parties. End User agrees not to sell, license or distribute
          ------------------
     any hardware, software (including source code), technology, or foreign-produced direct product of U.S. origin software or technology, directly or indirectly, to any individuals or entities listed on a prohibited list issued by any U.S. government agencies, such lists include but are not limited to the U.S. BXA Denied Persons List and the U.S. Office for Foreign Assets Control Specially Designated Nationals List.

IV. The following mandatory flow down terms shall be included for any "Security Services" (as defined above) which include non-U.S. installations:

     1.   Return of Equipment and Software.  Upon termination or expiration of
          --------------------------------
     the Service Period (unless extended by the parties), you agree to return to Service Supplier or dispose of all hardware and software which has been provided to you in connection with the Security Service in accordance with the following:

          1.1  Service Supplier Owned Equipment and Software.  You agree to
               ---------------------------------------------
          return all Service Supplier -owned hardware and software which Service Supplier provided to you in connection with the Security Service. In the event such hardware and software are not returned within thirty
          (30) days following such termination or expiration, you agree to permit Service Supplier to remove such hardware and software from your premises upon reasonable notice during your normal business hours, at your cost and expense (on a time and materials basis).

          1.2  Service Supplier Provided Equipment.  In certain cases, Service
               -----------------------------------
          Supplier may pass title of equipment to you for a given site, as specified in the quotation (or otherwise agreed to in writing between the parties). In the event that title to equipment is passed to you, at the end of the applicable service period you hereby agree to either: (a) transfer title to the equipment to Service Supplier or a designated agent in exchange for its remaining salvage value; or (b) to destroy the equipment, and certify such destruction, in accordance with U.S. and local laws.

          1.3  Service Supplier Provided Software.  Regardless of the origin or
               ----------------------------------
          ownership of the hardware, at the end of the applicable service period you agree (at Service Supplier's option) to either: (a) certify that you have returned and/or destroyed any software which we have provided to you (or your foreign affiliate) in connection with the Security Service including media containing copies thereof (e.g. CD ROM); or
          (b) permit us remove and/or delete such software, copies and media.

V. The following mandatory flow down terms shall be included for DiaLinx Services (or bundles containing such services as a component:

     1.   Network Access Availability.  ACCESS TO THE DIAL NETWORK CANNOT BE
          ---------------------------
     GUARANTEED TO YOU OR YOUR END USERS. END USERS MAY BE UNABLE TO ACCESS THE DIAL SERVICE AT ANY GIVEN TIME, AND DISCONNECTIONS MAY OCCUR FROM TIME TO TIME. YOU AGREE THAT SERVICE SUPPLIER WILL NOT BE LIABLE FOR ANY DAMAGES THAT YOU OR YOUR END USERS MAY INCUR ARISING OUT OF THE USE OR INABILITY TO USE THE DIAL SERVICE.


VI. The following mandatory flow down terms shall be included for any ISP Services offered on a wholesale basis where the Bell Atlantic End User may resell such services to individual users (e.g. DiaLinx ISP, DiaLinx VISP or ISP Direct Services (or bundles containing such services as a component) collectively called "ISP Services" for purposes of this section:

     1.   Mandatory Flow-down Terms.  You agree to include terms substantially
          -------------------------
     similar to the following minimum terms in legally binding agreements with Users. For the purpose of this section, "Network Service Supplier" shall mean Service Supplier , "Company" shall mean [End User], "you" and "User" shall mean the individual end user and "Services" shall mean the ISP Service.

          Content Responsibility. User understands that neither Company nor its Network Services Supplier is responsible for the content of the transmissions which may pass through the Internet and/or the Connectivity Services. User agrees that it will NOT use the Connectivity Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of the network. For example, User shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights.

          Warranty and Liability Limitations. THE NETWORK SERVICES SUPPLIER AND COMPANY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. COMPANY DOES NOT WARRANT THAT THE SERVICES WILL BE AVAILABLE ON A SPECIFIED DATE OR TIME OR THAT THE DIAL NETWORK WILL HAVE THE CAPACITY TO MEET THE DEMAND OF USERS DURING SPECIFIC HOURS. DIAL USERS MAY BE UNABLE TO ACCESS THE NETWORK AT ANY TIME, AND DISCONNECTION FROM THE DIAL NETWORK MAY OCCUR FROM TIME TO TIME. NEITHER COMPANY NOR ITS NETWORK SERVICES SUPPLIER WILL BE LIABLE FOR UNAUTHORIZED ACCESS TO COMPANY'S OR USER'S TRANSMISSION FACILITIES OR PREMISE EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF USER'S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD, REGARDLESS

          OF WHETHER SUCH DAMAGE OCCURS AS A RESULT OF COMPANY'S OR ITS NETWORK SERVICE SUPPLIER'S NEGLIGENCE.

          Disclaimer of Consequential Damages. IN NO EVENT WILL COMPANY OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OF REVENUE OR PROFITS, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE SERVICES OR PRODUCTS PROVIDED HEREUNDER.

          Export Compliance: User further agree to comply with U.S. Export laws concerning the transmission of technical data and other regulated materials via the Connectivity Services.

          IP Addresses: Upon expiration, cancellation or termination of the Agreement, End-User shall relinquish any IP addresses or address blocks assigned to End-User by Company or its Network Services Supplier.

          No Right of Resale. User may not resell or redistribute any Services.

VII. International Dispute Resolution: Bell Atlantic agrees that any disputes arising out of the provision of Services shall be resolved in accordance with section 14.13 "Dispute Resolution" of the Agreement, and agrees to include appropriate dispute resolution clauses in its agreements with End Users for any disputes arising out of the provisioning of the Services outside of the U.S.

                                  ATTACHMENT D

                                SEVERITY LEVELS


Severity     Type of Impact         Description/Resulting Behavior             Expected Response Level
  Level
------------------------------------------------------------------------------------------------------------
    0      Critical Impact      Problems that cause critical impact to    Status by e-mail, phone or pager
           Multiple Sites Down   the functions of multiple customers.     at initial time ticket is opened
                                    Justifies immediate management         and every one (1) hour that the
                                   attention and dedicated resources          ticket is opened. Verbal
                                applying continuous efforts to resolve   confirmation when ticket is closed
                                         as soon as possible.             followed by a copy of the ticket
                                                                                   face e-mailed.
------------------------------------------------------------------------------------------------------------
    1      High Impact Single   Problems that cause critical impact to     Status by e-mail or phone every
           site down service        the function(s) of customer(s).        one (1) hour that the ticket is
           degradation of           Justifies immediate management        opened. Verbal confirmation when
           multiple sites          attention and dedicated resources       ticket is closed followed by a
                                applying continuous efforts to resolve    copy of the ticket face e-mailed.
                                         as soon as possible.
------------------------------------------------------------------------------------------------------------
    2      Medium Impact        Problem causing degradation of service     Status by e-mail to occur every
           Service               resulting in impact to functions of a     twenty-four (24) hours that the
           degradation of         customer. Impact justifies priority     ticket is open. E-mail sent when
           single site          attention and application of resources            ticket is closed.
                                    to resolve in a timely manner.
------------------------------------------------------------------------------------------------------------
    3      Low Impact             Problems causing low impact to the       Status by e-mail to occur every
           Administrative and    function(s) of customer(s). Requires      twenty-four (24) hours that the
           requests              timely resolution to minimize future     ticket is open. E-mail sent when
                                impacts. Resources should be allocated            ticket is closed.
                                 in accordance with normal managerial
                                     planning and prioritization.
------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT E

                         PERFORMANCE REPORT CARD FORMAT

                                To be developed

                                ATTACHMENT F - 1

                  NETWORK SERVICE LEVEL AGREEMENT DESCRIPTIONS

THE SLAS SHOWN IN THIS ATTACHMENT ARE IN ADDITION TO THE END-USER SLAS THAT ARE
  SPELLED OUT IN ATTACHMENT A WITH THE SERVICE DESCRIPTIONS (EXCEPT DIALINX).

  Remote Access Network Service Level Agreements (SLAs) Violation and Remedies


Genuity's failure to meet the following Network SLAs will result in a percentage credit on Bell Atlantic's total DiaLinx service bill for the month in which the Service did not meet the respective SLA. The SLA credit percentage is dependent on the number of consecutive months of SLA failure and the degree of failure. With the exception of Network Availability, the SLA metrics will be based on Inverse Network Technology, Inc. 24 hour North American Benchmark Test Results. Terms and metrics not otherwise defined below will have the meaning set forth in the standard remote access SLAs.


                DiaLinx Network Availability SLA Remedy
----------------------------------------------------------------------
        % Availability            Months in a row with SLA violations
----------------------------------------------------------------------
    From                     To       1-2           3          4+#
----------------------------------------------------------------------
     *%                       *%        0%          0%         0%
----------------------------------------------------------------------
     *%                       *%        1%          3%         5%
----------------------------------------------------------------------
  (**)*%                                3%          5%         7%
----------------------------------------------------------------------

 (**) Denotes less Than

                 DiaLinx Call Success Rate SLA Remedy
---------------------------------------------------------------------
          % Success              Months in a row with SLA violations
---------------------------------------------------------------------
     From                To          1-2            3          4+#
---------------------------------------------------------------------
      *%                 *%            0%           0%         0%
---------------------------------------------------------------------
      *%                 *%            1%           3%         5%
---------------------------------------------------------------------
  (**)*%                               3%           5%         7%
---------------------------------------------------------------------

(**) Denote  Less Than

                  DiaLinx Busy Free Dial SLA Remedy
---------------------------------------------------------------------
         % Busy Free             Months in a row with SLA violations
---------------------------------------------------------------------
     From                To             1-2           3         4+#
---------------------------------------------------------------------
      *%                 *%               0%          0%        0%
---------------------------------------------------------------------
      *%                 *%               1%          3%        5%
---------------------------------------------------------------------
  (**)*%                                  3%          5%        7%
---------------------------------------------------------------------

(**) Denote  Less Than

           DiaLinx NA Initial Modem Connect Speed SLA Remedy
-----------------------------------------------------------------------
              Kbps                 Months in a row with SLA violations
-----------------------------------------------------------------------
      From                To               1-2           3        4+#
-----------------------------------------------------------------------
        *                  *                 0%          0%       0%
-----------------------------------------------------------------------
        *                  *                 1%          3%       5%
-----------------------------------------------------------------------
    (**)*                                    3%          5%       7%
-----------------------------------------------------------------------

(**) Denote  Less Than

Miscellaneous Items
 . Genuity agrees that all remote access SLAs are to be proactive, and will be posted to the DiaLinx Customer Support Online (CSO) Web site. The foregoing SLAs are in lieu of the standard End User SLAs for DiaLinx customers.

     Dedicated Internet Access Network Service Level Agreements (SLAs) Violation and Remedies.

Genuity's failure to meet the following Network SLAs will result in a percentage credit on the Bell Atlantic's bill for the following month for the affected network. The SLA credit percentage is dependent on the number of consecutive months of SLA failure and the degree of failure. Terms and metrics not otherwise defined below will have the meaning set forth in the standard dedicated access SLAs.

Note: Network Availability and Latency SLAs are mutually exclusive - for example, a large latency timeframe would indicate a Network Outage. A percentage of the affected Bell Atlantic customers' total recurring monthly fee will be remitted back to Bell Atlantic as indicated in the tables below.

Bell Atlantic will require access to Genuity's Stats Advantage system to be able to verify Network Outage and Latency for Bell Atlantic customers.

                             Internet Advantage, Internet Advantage International and BizConnect
                                               Network Availability SLA Remedy
----------------------------------------------------------------------------------------------------------------------------
 If  5% or more of the Bell Atlantic Installed                       Months in a row with SLA violations
 Base of Customers experience violation of
 Network Outage SLA
              (in minutes/hours)
----------------------------------------------------------------------------------------------------------------------------
From                              To                       1-2                         3                          4+#
----------------------------------------------------------------------------------------------------------------------------
         *                         *                         0%                        0%                            0%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                      3.33%                     6.66%                           10%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                      6.66%                     9.99%                           13%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                     16.65%                    19.98%                           23%
----------------------------------------------------------------------------------------------------------------------------
     (**)*                                                  20%                       20%                           25%
----------------------------------------------------------------------------------------------------------------------------

(**) Denote  Greater Than

                                              Internet Advantage and BizConnect
                                                     Latency SLA Remedy
----------------------------------------------------------------------------------------------------------------------------
  Latency of 5% or more of the Bell Atlantic                         Months in a row with SLA violations
 Installed Base of Customers
               (in Milliseconds)
----------------------------------------------------------------------------------------------------------------------------
        From                      To                       1-2                          3                          4+#
----------------------------------------------------------------------------------------------------------------------------
          *                        *                         0%                         0%                            0%
----------------------------------------------------------------------------------------------------------------------------
          *                        *                      3.33%                      6.66%                           10%
----------------------------------------------------------------------------------------------------------------------------
          *                        *                      6.66%                      9.99%                           13%
----------------------------------------------------------------------------------------------------------------------------
          *                        *                     16.65%                     19.98%                           23%
----------------------------------------------------------------------------------------------------------------------------
      (**)*                                                 20%                        20%                           25%
----------------------------------------------------------------------------------------------------------------------------

(**) Denote  Greater Than

                                              Internet Advantage International
                                                     Latency SLA Remedy
----------------------------------------------------------------------------------------------------------------------------
  Latency of 5% or more of the Bell Atlantic                         Months in a row with SLA violations
 Installed Base of Customers
               (in Milliseconds)
----------------------------------------------------------------------------------------------------------------------------
        FROM                      TO                         1-2                         3                       4+#
----------------------------------------------------------------------------------------------------------------------------
         *                         *                           0%                        0%                        0%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                        3.33%                     6.66%                       10%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                        6.66%                     9.99%                       13%
----------------------------------------------------------------------------------------------------------------------------
         *                         *                       16.65%                    19.98%                       23%
----------------------------------------------------------------------------------------------------------------------------
     (**)*                                                    20%                       20%                       25%
----------------------------------------------------------------------------------------------------------------------------

(**) Denote  Greater Than

      Web Hosting Service Level Agreements (SLAs) Violation and Remedies

Genuity's failure to meet the following Network SLAs will result in a percentage credit on Bell Atlantic's Web Hosting service bill for the month in which the service did not meet the SLA. The SLA credit percentage is dependent on the number of consecutive months of SLA failure. Terms and metrics not otherwise defined below will have the meaning set forth in the standard hosting SLAs

-----------------------------------------------------------------------------------------------------------------------------
                                 Enterprise Advantage Network Uptime SLA Remedy
-----------------------------------------------------------------------------------------------------------------------------
                           When Bell                          Consecutive Months of Violation
 % of Customers            Atlantic's      ----------------------------------------------------------------------------------
 Receiving SLA         Installed Base of
    Credit                Web Hosting              1              2                          3                      4+#
                          Customers is
------------------------------------------------------------------------------------------------------------------------------
      *%                      *                   0%      1% Reduction in MRC       2% Reduction in MRC    3% Reduction in MRC
-------------------------------------------               on Bell Atlantic's        on Bell Atlantic's     on Bell Atlantic's
      *%                      *                           total hosting bill        total hosting bill     total hosting bill
-------------------------------------------
      *%                      *
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                 Enterprise Advantage Server Availability, Data Center Packet Loss, Response Time and Enterprise
                                                      Performance SLA Remedy

-----------------------------------------------------------------------------------------------------------------------------------
                           When Bell                          Consecutive Months of Violation
  % of Customers            Atlantic's        -------------------------------------------------------------------------------------
  Receiving SLA         Installed Base of
     Credit                Web Hosting                 1               2                       3                      4+#
                           Customers is
----------------------------------------------------------------------------------------------------------------------------------
                                                              1% Reduction in MRC     2% Reduction in MRC    3% Reduction in MRC
      *%                       *                       0%     on Bell Atlantic's      on Bell Atlantic's     on Bell Atlantic's
                                                              total hosting bill      total hosting bill     Total hosting bill
----------------------------------------------------------------------------------------------------------------------------------
      *%                       *
----------------------------------------------------------------------------------------------------------------------------------
      *%                       *
----------------------------------------------------------------------------------------------------------------------------------

# In the event that Genuity misses a given SLA for four consecutive months, then Bell Atlantic may terminate the affected Service without penalty or further liability.

                               ATTACHMENT F - 2

               NON-NETWORK SERVICE LEVEL AGREEMENT DESCRIPTIONS

     Remote Access Service Level Agreements (SLAs) Violation and Remedies

This particular SLA is to apply to those ICB situations or one-offs that require either technical assistance or special non-standard pricing.  Forty eight hour response times include only normal business days.

-----------------------------------------------------------------------------------------------------------------------
       Quoting Service Level Agreements                   Turnaround Time                          Remedy
-----------------------------------------------------------------------------------------------------------------------
 Non-Standard Pricing Quotes requiring Genuity   *hour response time, with updates        $1000 reduction in Bell
 assistance (one-offs)                            every * hours until completed.      Atlantic's commitment for each
                                                                                                *hour delay
-----------------------------------------------------------------------------------------------------------------------
 Non-pricing Quotes (i.e. technical questions)   *hour response time, with updates        $1000 reduction in Bell
                                                  every * hours until completed.      Atlantic's commitment for each
                                                                                                *hour delay
-----------------------------------------------------------------------------------------------------------------------

                     Installation of New DiaLinx Services

The following provisioning intervals are contingent upon the receipt by Genuity of complete order documentation.  Excludes customer-dependent provisioning
                       (e.g., customer supplied RADIUS).

-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals                                        Interval                             Remedy**
-------------------------------------------------------------------------------------------------------------------------
RADIUS Server                                              *business days              1% reduction in Bell Atlantic's
                                                                                         customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                                 target date
-------------------------------------------------------------------------------------------------------------------------
Directional Filters                                        *business days              1% reduction in Bell Atlantic's
                                                                                         customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                                 target date
-------------------------------------------------------------------------------------------------------------------------
Tunnel Routers                                             *business days              1% reduction in Bell Atlantic's
                                                                                         customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                                 target date
-------------------------------------------------------------------------------------------------------------------------
News Service                                               *business days              1% reduction in Bell Atlantic's
                                                                                         customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                                 target date
-------------------------------------------------------------------------------------------------------------------------
VISP Suite (or subset thereof)                             *business days              1% reduction in Bell Atlantic's
(Master CD/Registration/News/Email/Back Office                                           customer's first month's MRC
 services)                                                                           service fee for every *hours beyond
 . Non-standard services N/A                                                                      target date


-------------------------------------------------------------------------------------------------------------------------

** If one of the service elements is dependent on another service element that has a longer provisioning element, (e.g., RADIUS Servers/Directional Filtering) then the longer provisioning interval is utilized. In some cases the intervals may be additive if the provisioning one service is based on the completed provisioning of another service. No more than 2 SLAs can be enacted per Bell Atlantic customer.

     Remote Access Service Level Agreements (SLAs) Violation and Remedies

           Administrative Network/Ancillary DiaLinx Service Changes

                 (and additional changes of a similar nature)

-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals                                        Interval                             Remedy**
-------------------------------------------------------------------------------------------------------------------------
Add Realm to existing RADIUS Server                        *business days            1% reduction in Bell Atlantic's
                                                                                     customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                     target date
-------------------------------------------------------------------------------------------------------------------------
Modify existing Directional Filters                        *business days            1% reduction in Bell Atlantic's
                                                                                     customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                     target date
-------------------------------------------------------------------------------------------------------------------------
Modify existing Tunnel Routers                             *business days            1% reduction in Bell Atlantic's
                                                                                     customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                     target date
-------------------------------------------------------------------------------------------------------------------------
Add/Change Port 25 Filters                                 *business days            1% reduction in Bell Atlantic's
                                                                                     customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                     target date
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Billing Feeds                                                 Interval                              Remedy
-------------------------------------------------------------------------------------------------------------------------
Accurate and Timely Receipt of Daily and            As specified in IP Services      1% reduction in Bell Atlantic's
 Monthly Billing Feeds                                   Billing Agreement.          customer's first month's MRC
                                                                                     service fee for every *hours beyond
                                                                                     target date
-------------------------------------------------------------------------------------------------------------------------


     Dedicated Internet Access Non Network Service Level Agreements (SLAs)
                             Violation and Remedies

-------------------------------------------------------------------------------------------------------------------------
Quoting Service Level Agreements                          Turnaround Time                           Remedy
-------------------------------------------------------------------------------------------------------------------------
Local Loop Quote (Domestic)                      * business days 95% of the time     Genuity will remit back to Bell
                                                 within a one month period           Atlantic a fee or credit equal to
                                                                                     $6,000 the month following the SLA
                                                                                     violation provided that Bell
                                                                                     Atlantic achieves a win rate equal
                                                                                     to or greater than 7.5%.
-------------------------------------------------------------------------------------------------------------------------
Local Loop Quote (International)                 * business days 95% of the time     Genuity will remit back to Bell
                                                 within a one month period           Atlantic a fee or credit equal to
                                                                                     $6,000 the month following the SLA
                                                                                     violation provided that Bell
                                                                                     Atlantic achieves a win rate equal
                                                                                     to or greater than 7.5%requests
                                                                                     submitted to Genuity.
-------------------------------------------------------------------------------------------------------------------------
ACE #                                            * business days 95% of the time     Genuity will remit back to Bell
                                                 within a one month period           Atlantic a fee or credit equal to
                                                                                     $6,000 the month following the SLA
                                                                                     violation provided that Bell
                                                                                     Atlantic achieves a win rate equal
                                                                                     to or greater than 7.5%.
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
# includes all upgrades and downgrades (both in service level and speeds);
  changes in pricing (flex, fixed, etc); moves; rehomes; and all other types of quoting done through the ACE system

     Dedicated Internet Access Non Network Service Level Agreements (SLAs)
                            Violation and Remedies


-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals - New Connections                      Interval                             Remedy**
-------------------------------------------------------------------------------------------------------------------------
BizConnect FR                                     Within *business days of receipt    3% per *hour violation (as well as
                                                   of complete and accurate order     100% waiver of NRC as part of the
                                                                                                standard SLA)
-------------------------------------------------------------------------------------------------------------------------
BizConnect T1                                     Within *business days of receipt    3% per *hour violation (as well as
                                                   of complete and accurate order     100% waiver of NRC as part of the
                                                                                                standard SLA)
-------------------------------------------------------------------------------------------------------------------------
IA 56k-T1                                         Within * business days following   3% per * hour violation
                                                 completion of local loop (assumes
                                                 local loop provisioned to correct
                                                  location and passes all BER and
                                                       circuit quality tests)
-------------------------------------------------------------------------------------------------------------------------
IA T3                                             Within * business days following   3% per * hour violation
                                                 completion of local loop (assumes
                                                 local loop provisioned to correct
                                                  location and passes all BER and
                                                       circuit quality tests)
-------------------------------------------------------------------------------------------------------------------------
IA FR                                             Within * business days following   3% per * hour violation
                                                 completion of local loop (assumes
                                                 local loop provisioned to correct
                                                  location and passes all BER and
                                                       circuit quality tests)
-------------------------------------------------------------------------------------------------------------------------
IAI                                               Within * business days following   3% per * hour violation
                                                 completion of local loop (assumes
                                                 local loop provisioned to correct
                                                  location and passes all BER and
                                                       circuit quality tests)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals - Changes to existing                  Interval                             Remedy**
 connections without circuit and CPE changes
-------------------------------------------------------------------------------------------------------------------------
Upgrades/Downgrades                               Within * business days following         3% per * hour violation
                                                  receipt of complete and accurate
                                                            sales order
-------------------------------------------------------------------------------------------------------------------------
Moves                                             Within * business days following         3% per * hour violation
                                                  receipt of complete and accurate
                                                            sales order
-------------------------------------------------------------------------------------------------------------------------
IAI                                               Within * business days following         3% per * hour violation
                                                  receipt of complete and accurate
                                                            sales order
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals - Changes to existing                  Interval                             Remedy**
 connections with circuit and CPE changes
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Upgrades/Downgrades                               Within * business days following         3% per * hour violation
                                                  receipt of complete and accurate
                                                            sales order
-------------------------------------------------------------------------------------------------------------------------
Moves                                             Within * business days following         3% per * hour violation
                                                  receipt of complete and accurate
                                                            sales order
-------------------------------------------------------------------------------------------------------------------------

** Remedy is a percentage credit to Bell Atlantic for the specific customer's MRC for the next bill in Bell Atlantic's billing cycle.

*** Customers will also receive full credit of the NRC/Installation for BizConnect if total installation takes * days or more.

If Genuity is not able to meet such requested provisioning date, Bell Atlantic may, within five (5) business days, cancel Bell Atlantic order without incurring cancellation charges. If Genuity is not able to deliver the services within *(*) calendar days, Bell Atlantic has the right to terminate the service order without penalty.

Delays caused by customer provided CPE shall not be factored into the SLA compliance for any of the above-referenced SLAs. Orders shall be considered "complete and accurate" if they meet the requirements specified by the PMO from time to time.

        Enterprise Advantage Non Network Service Level Agreements (SLAs)
                             Violation and Remedies

                   Quoting SLA (For Standard EA Quotes only)

-----------------------------------------------------------------------------------------------------------------------
Turnaround Time                                                                       Remedy
-----------------------------------------------------------------------------------------------------------------------
Within * business days from the time Genuity receives a     25% off the standard installation fees for the Quotation
quotation request package from Bell Atlantic, Genuity       (provided Genuity wins the business)
shall either:

(i) issue a quote if the quotation request package for standard EA services is complete and accurate; or

(ii) reject the quotation request package if it is incomplete and/or inaccurate. Genuity will also give
Bell Atlantic reasons for the rejection in a manner to be mutually agreed upon in accordance with the procedures under Section 3.2 of the Agreement.

A complete and accurate quotation request package consists of a completed configuration template, a visio diagram and a completed end-user questionnaire, all of which have been approved by Genuity.

-----------------------------------------------------------------------------------------------------------------------

Note: If Genuity determines that the quotation process for Bell Atlantic is unduly burdensome, Genuity can suspend the Enterprise Advantage Quoting SLA at its discretion for 30 days while a new agreement is reached.

                                Provisioning SLA

---------------------------------------------------------------------------------------------------------
               Provisioning Interval                                        Remedy
---------------------------------------------------------------------------------------------------------
                        TBD                                                  TBD
---------------------------------------------------------------------------------------------------------

     Genuity will make an Enterprise Advantage provisioning SLA available to Bell Atlantic (i) within 6 months of signing this Agreement, or (ii) when Genuity makes a provisioning SLA generally available to its web hosting customers, whichever is earlier.

     At the present time, Genuity anticipates that the EA provisioning SLA that will be provided to Bell Atlantic will be along the following lines:

          For all EA Service Quotations, Genuity will meet the delivery date given to Bell Atlantic upon completion of a successful kickoff meeting, including receipt by Genuity of a complete and accurate order package which has been approved by Genuity, for the EA Service Quotation. In the event that Bell Atlantic or Bell Atlantic's End User Customer has caused any delays that materially impact the provisioning process, the delivery date given by Genuity shall be void and this SLA shall not apply.

          Remedy if Genuity fails to meet the SLA:

          25% off the standard installation fees for the Quotation

     The actual EA Provisioning SLA will be mutually agreed-upon by the parties.

            VPN Advantage and Internet Security Services Non Network
                        Service Level Agreements (SLAs)
                             Violation and Remedies

                     VPN Advantage and Managed VPN Services
                    Service Level Agreements (SLAs) Remedies

------------------------------------------------------------------------------------------------------------------------------------
Service                             Category                                Metric                                Remedy
------------------------------------------------------------------------------------------------------------------------------------
VPN Advantage         .  Hardware / Software Modifications  .  For major releases, (e.g. 5.2,     Genuity will develop a product
                                                               etc.), Genuity will ensure that    change request form that, once
VPN Advantage                                                  any and all changes to the         filled out , will be submitted to
International                                                  product (including hardware/       BELL ATLANTIC for review and
                                                               software and product               subsequent approval within * days
Managed VPN Service   Note:  Hardware / Software               functionality) is provided to      of submission
                      Modifications metrics and associated     BELL ATLANTIC with the shorter
Managed VPN Service   remedies apply to all managed            of the standard notification
International         Internet security services               period (as specified in Section
                                                               XX of the IP Services Service
                                                               Description or * days notice.
                                                            .  For minor releases (e.g. 5.2.1,
                                                               etc.) and/or patches, Genuity will
                                                               ensure that any and all changes to
                                                               the product (including
                                                               hardware/software and product
                                                               functionality) is provided to BELL
                                                               ATLANTIC * days prior to release,
                                                               excluding emergency patches required
                                                               to address security issues or
                                                               demanded by platform, operating
                                                               system, firewall, or application
                                                               manufacturers.
-------------------------------------------------------------------------------------------------------------------------

           VPN Advantage and Internet Security Services Non Network
                        Service Level Agreements (SLAs)
                            Violation and Remedies

          Installation of New VPN Advantage and Managed VPN Services

The following provisioning intervals are contingent upon the receipt by Genuity of complete order documentation. Excludes customer-dependent provisioning (e.g., customer supplied RADIUS).

-------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals                                        Interval                             Remedy/2/
-------------------------------------------------------------------------------------------------------------------------
VPN Advantage - with Existing Customer                                               1% reduction in Bell Atlantic's
 Internet Connection                                                                 customer's first month's MRC
1-8 VPN devices                                           * business days            service fee for every 24 hours
9-17 VPN devices                                          * business days            beyond target date
18+ VPN devices                                  individual case basis (per quoted
                                                      installation by Genuity)
-------------------------------------------------------------------------------------------------------------------------
VPN Advantage - Ordered with IA/1/                                                   1% reduction in Bell Atlantic's
1-8 VPN devices                                    IA interval + * business days     customer's first month's MRC
9-17 VPN devices                                   IA interval + * business days     service fee for every 24 hours
18+ VPN DEVICES                                      Individual case basis (per      beyond target date
                                                   installation date by Genuity)
-------------------------------------------------------------------------------------------------------------------------
VPN ADVANTAGE INTERNATIONAL - WITH EXISTING                                          1% reduction in Bell Atlantic's
   CUSTOMER INTERNET CONNECTION                                                      customer's first month's MRC
Licensed Countries/3/                                      * business days            service fee for every 24 hours
Non-licensed Countries                                     Not applicable            beyond target date
-------------------------------------------------------------------------------------------------------------------------
VPN ADVANTAGE INTERNATIONAL -                                                        1% reduction in Bell Atlantic's
   ORDERED WITH IAI/1/                                                               customer's first month's MRC
Licensed Countries/3/                              IAI interval + * business days    service fee for every 24 hours
Non-licensed Countries                                     Not applicable            beyond target date
-------------------------------------------------------------------------------------------------------------------------
Managed VPN Service - with Existing Customer                                         1% reduction in Bell Atlantic's
 Internet Connection                                                                 customer's first month's MRC
1-8 VPN devices                                           * business days            service fee for every 24 hours
9-17 VPN devices                                          * business days            beyond target date
18+ VPN devices                                      individual case basis (per
                                                   installation date by Genuity)
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 Provisioning Intervals                                       Interval                             Remedy/2/
------------------------------------------------------------------------------------------------------------------------
 MANAGED VPN SERVICE  - ORDERED                                                      1% reduction in Bell Atlantic's
      WITH IA/1/                                                                     customer's first month's MRC
 1-17 VPN devices                                  IA interval + * business days     service fee for every 24 hours
       18+ VPN DEVICES                               Individual case basis (per      beyond target date
                                                   installation date by Genuity)
-------------------------------------------------------------------------------------------------------------------------
        MANAGED VPN SERVICE                                                          1% reduction in Bell Atlantic's
   INTERNATIONAL - WITH EXISTING                                                     customer's first month's MRC
  CUSTOMER INTERNET CONNECTION                                                       service fee for every 24 hours
Licensed Countries/3/                                     * business days            beyond target date
    NON-LICENSED COUNTRIES                                 Not applicable
------------------------------------------------------------------------------------------------------------------------
      MANAGED VPN SERVICE                                                            1% reduction in Bell Atlantic's
INTERNATIONAL - ORDERED WITH IAI/1/                                                  customer's first month's MRC
Licensed Countries/3/                              IAI interval + * business days    service fee for every 24 hours
                                                           Not applicable            beyond target date
Non-licensed Countries
-------------------------------------------------------------------------------------------------------------------------

/1/ Assumes both orders are completed at submission and placed together at the same time. SLA is based on standard provisioning intervals for IA and IAI. Expedited or accelerated orders are excluded.

/2/ If one of the service elements is dependent on another service element that has a longer provisioning element, (e.g., Internet Advantage, etc.) then the longer provisioning interval is utilized. In some cases the intervals may be additive if the provisioning one service is based on the completed provisioning of another service. No more than 2 SLAscan be enacted per Bell Atlantic customer.

/3/ Licensed countries refers to those countries where Genuity has secured an import and/or operating license (where required) to deliver VPN service. Genuity will provide post an updated list of Licensed Countries to the Genuity Kbank for Bell Atlantic reference.

Provisioning timeframe does not start until all required network diagrams and architectures (collectively "artwork") have been received by Genuity Provisioning. All applications are subject to a mandatory architecture review prior to order acceptance.

If the customer is non-responsive after 3 consecutive phone calls from VPN Provisioning, Bell Atlantic will be notified and the order will be placed on hold and excluded from current or future provisioning SLAs for the affected site(s).

Orders for international service will require customer cooperation in order to complete export and import documentation for equipment delivery. If customer is non-responsive after 3 consecutive calls from Genuity, Bell Atlantic will be notified and the order will be placed on hold and excluded from current or future provisioning SLAs for the affected sites.

           VPN Advantage and Internet Security Services Non Network
                        Service Level Agreements (SLAs)
                            Violation and Remedies

             Site Patrol and Security Advantage Firewall Services
                   Service Level Agreements (SLAs) Remedies

------------------------------------------------------------------------------------------------------------------------------------
Service                             Category                                Metric                                Remedy
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol           . Configuration Changes               . Configuration changes received       . A penalty of 1% of the net
                                                              and authenticated by 6 p.m. EST will   monthly service fees paid by
Site Patrol                                                   be completed by *-This applies to      Bell Atlantic for the affected
 International                                                MODIFICATIONS of existing policies     customer site(s) will be
                      REACTIVE SLA (CUSTOMER MUST REQUEST     for certain supported services only    credited by Genuity to BELL
Security Advantage    CREDIT)                                                                        ATLANTIC for customers
                                                                                                     requesting credit from Genuity.
Security Advantage    Note:  All configuration changes
 International        metrics and associated remedies
                      apply to all managed Internet
                      security services (where
                      configuration change SLAs are
                      specified in the then current
                      Service Description)
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol           . Hardware / Software Modifications   . For major releases, (e.g. 5.2,       Genuity will develop a product
                                                              etc.), Genuity will ensure that any  change request form that, once
Site Patrol                                                   and all changes to the product       filled out , will be submitted
 International                                                (including hardware/software and     to BELL ATLANTIC for review and
                                                              product functionality) is provided   subsequent approval within *
Security Advantage    Note:  Hardware / Software              to BELL ATLANTIC with the shorter of days of submission
                      Modifications metrics and associated    the standard notification period (as
Security Advantage    remedies apply to all managed           specified in Section XX of the IP
 International        Internet security services              Services Service Description or *
                                                              days notice.
Vulnerability Scan                                          . For minor releases (e.g. 5.2.1,
                                                              etc.) and/or patches, Genuity will
Site Scan                                                     ensure that any and all changes to
                                                              the product (including
                                                              hardware/software and product
                                                              functionality) is provided to BELL
                                                              ATLANTIC * days prior to release,
                                                              excluding emergency patches required
                                                              to address security issues or
                                                              demanded by platform, operating
                                                              system, firewall, or application
                                                              manufacturers.
------------------------------------------------------------------------------------------------------------------------------------
Site Scan             . Site Scan Report                    A written site scan test report is     A penalty of 1% of the net
                                                            to be delivered to the customer        monthly service fees paid by BELL
                                                            within * business days of completing   ATLANTIC for the affected
                                                            the scan on the customer network       customer site will be credited by
                      REACTIVE SLA (CUSTOMER MUST REQUEST                                          Genuity to BELL ATLANTIC for
                      INQUIRY)                                                                     customers requesting inquiry from
                                                                                                   Genuity (excludes Site Scan
                                                                                                   Services where bundled with Site
                                                                                                   Patrol as part of a standard
                                                                                                   service option).
------------------------------------------------------------------------------------------------------------------------------------

    VPN Advantage and Internet Security Services Non Network Service Level
                   Agreements (SLAs) Violation and Remedies

        Installation of New Security Advantage or Site Patrol Services

The following provisioning intervals are contingent upon the receipt by Genuity of complete order documentation. Excludes customer-dependent provisioning (e.g., customer supplied RADIUS).

------------------------------------------------------------------------------------------------------------------------------------
Provisioning Intervals                                                Interval                                  Remedy/2/
------------------------------------------------------------------------------------------------------------------------------------
Security Advantage - With Existing Customer Internet            * business days            1% reduction in Bell Atlantic's
Connection                                                                                 customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Security Advantage - Ordered with IA/1/                    IA interval + * business days   1% reduction in Bell Atlantic's
                                                                                           customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Security Advantage International - with Existing                  * business days          1% reduction in Bell Atlantic's
Customer Internet Connection                                                               customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Security Advantage International - Ordered with IAI/1/     IA interval + * business days   1% reduction in Bell Atlantic's
                                                                                           customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol for Firewall-1-- with Existing Customer    * business days (plus * if circuit  1% reduction in Bell Atlantic's
Internet Connection                                             has to be installed)       customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol for Firewall-1 -  Ordered with /IA1/           IA interval + * business days   1% reduction in Bell Atlantic's
                                                                                           customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol for Firewall-1 International - with                   * business days          1% reduction in Bell Atlantic's
Existing Customer Internet Connection                                                      customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------
Site Patrol for Firewall-1 International - Ordered       IAI interval + * business days    1% reduction in Bell Atlantic's
with IAI/1/                                                                                customer's first month's MRC service fee
                                                                                           for every 24 hours beyond target date
------------------------------------------------------------------------------------------------------------------------------------

/1/ Assumes both orders are completed at submission and placed together at the same time. SLA is based on standard provisioning intervals for IA and IAI. Expedited or accelerated orders are excluded.

/2/ If one of the service elements is dependent on another service element that has a longer provisioning element, (e.g., Internet Advantage, etc.) then the longer provisioning interval is utilized. In some cases the intervals may be additive if the provisioning one service is based on the completed provisioning of another service. No more than 2 SLAs can be enacted per Bell Atlantic customer.

Provisioning timeframe does not start until all required network diagrams and architectures (collectively "artwork") have been received by Genuity Provisioning. All applications may be subject to a mandatory architecture review prior to order acceptance.

If the customer is non-responsive after 3 consecutive phone calls from Genuity Provisioning business days, Bell Atlantic will be notified and the order will be placed on hold and excluded from current or future provisioning SLAs for the affected site(s).

Orders for international service will require customer cooperation in order to complete export and import documentation for equipment delivery. If customer is non-responsive after 3 consecutive calls from Genuity, Bell Atlantic will be notified and the order will be placed on hold and excluded from current or future provisioning SLAs for the affected sites.

                    PURCHASE, RESALE AND MARKETING AGREEMENT
                               SERVICE SCHEDULE
                   PRIVATE LINE TRANSPORT AND ATM TRANSPORT


This Service Schedule is issued under the Purchase, Resale and Marketing Agreement between Bell Atlantic Corporation ("Bell Atlantic") and Genuity Solutions Inc. ("Genuity") dated _____________ ("the Agreement"). The terms and conditions of the Agreement are incorporated herein by reference and made a part hereof. In the event of a conflict between the terms of this Service Schedule and the Agreement, the terms of this Service Schedule shall prevail. Capitalized terms are defined in the Agreement.

1.  Appointment and Exceptions. Genuity Solutions Inc. ("Genuity") hereby
    ---------------------------
authorizes Bell Atlantic Corporation ("Bell Atlantic") to purchase for its own use, to use in providing services to its customers, and to market and resell Genuity Domestic Private Line Transport and Domestic ATM Transport described in Attachment A (collectively the "Services," or individually as "PL Service," and "ATM" respectively). Domestic shall mean continental United States. Notwithstanding anything to the contrary in the Agreement, this Service Schedule and the Agreement are not intended to supersede the following agreement categories: (i) Capacity Agreements Associated with Asset Transfer, Collocation License Agreements Associated with Asset Transfer and Trouble Management Agreement Associated with Asset Transfer between GTE Telecom Incorporated and GTE Communications Corporation; and (ii) agreements between GTE Telecom Incorporated and affiliates of Bell Atlantic.

Pursuant to Section 1.1 of the Agreement, Genuity designates GTE Global Networks Incorporated as the Service Provider for provision of the Services.

2.  Service Schedule Term. The term of this Service Schedule shall be
    ----------------------
coterminous with the Agreement.

3.  Purchase Price. The purchase prices for Services are stated in Attachment B.
    ---------------
Prices may be decreased on notice. Prices may be increased for a Renewal Term of the Agreement upon ninety (90) days notice prior to the end of the then-current term of the Agreement. Upon expiration of a Bell Atlantic Order, Genuity will continue to provide those Services being provisioned at such time on a month-to-month basis, which may be canceled by either Party upon thirty
(30) calendar days written notice. The prices for Services provided during any such extension shall be consistent with the terms of this Schedule.

4.  Use of Capacity.  Bell Atlantic may use the Services for any lawful purpose
    ----------------
consistent with the transmission and switching parameters of the Network, and may resell any capacity obtained hereunder to End-Users, subject to the restrictions contained herein. If Bell Atlantic resells such services to a Capacity Reseller, as defined below, Bell Atlantic's sales under this Agreement to any such Capacity Reseller shall be limited to the equivalent of one OC-12 on any one route. As used herein, a Capacity Reseller is any person or entity which, in whole or in part, seeks to obtain telecommunications capacity for the purpose of reselling or otherwise providing access thereto, to third parties for profit, whether or not such person or entity actually realizes a profit as a result of such transaction.

5.  New Services Notification and Development.  Genuity agrees to notify Bell
    ------------------------------------------
Atlantic of any new services at the same time as these new services are made available to Genuity's internal wholesale and/or retail Sales Channels. Genuity agrees to make available to Bell Atlantic any new services Genuity develops; provided that Bell Atlantic and Genuity mutually agree on the terms and conditions for the new services. Bell Atlantic, in its sole discretion, shall select the calendar date on which Bell Atlantic shall elect to roll out such new Genuity Services. Bell Atlantic shall provide Genuity forty-five (45) days advance written notice of new service roll out. Genuity shall provide the following information not later than thirty (30) days prior to Bell Atlantic's roll out of new Services: order entrance criteria, escalation contacts, high level review of back office, order, test and turn up processes, expedite policy and process, rejection policy, relevant language/scripting for Bell Atlantic's first level customer support, and billing start policy.

6.  Enhancements to Existing Services.  Genuity shall provide Bell Atlantic
    ----------------------------------
thirty (30) days advance written notice of any material enhancements to Services. In the event there are any impacts to order criteria, escalation contacts, back office, order, test and turn up processes, expedite policies and processes, rejection policies, relevant language / scripting for Bell Atlantic's first level customer support, and billing start policy, Genuity agrees to provide all relative documentation to Services enhancement.

7.  Forecast Information. On a quarterly basis, Bell Atlantic will provide
    ---------------------
Genuity with demand and other forecasts for Services under this Agreement on a Service by Service basis broken out by Metropolitan Statistical Area. Such forecasts are not commitments by Bell Atlantic to purchase Services hereunder. The format of such forecasts shall be mutually agreed to between the Parties. Such forecast information shall be treated as Bell Atlantic confidential information in accordance with Section 9 of the Agreement.

8.  Genuity Responsibilities.
    -------------------------

A.  Genuity agrees to perform the following:

    1) To provide pricing as set forth in Attachment B which shall be refreshed on a quarterly basis.

    2) To provide provisioning, installation, service management, maintenance, repair and testing of the Services which are available on a nationwide basis in the continental United States. Where Genuity has provisioned the local Access for Bell Atlantic's End User, Genuity will have the responsibility for coordinating the maintenance and repair of such Access.

    3) To provide on a monthly basis, a Service Availability Report containing the most current Service availability locations by city and state, current Access options (LEC/CAP/ALT/IXC) on a per PoP basis, and three month projected PoP locations. The current Service Availability Report as of the Effective Date of the Agreement is contained in Attachment C. This Service Availability Report does not guarantee availability of Services at a given location when an actual order is placed.

    4) Genuity shall maintain the hardware and software in the Genuity Network elements. This includes the storage, backup, restoration, and management of configuration and connectivity information. Genuity shall maintain a database of Genuity Network resources and their availability.

    5) To comply with the applicable telecommunications industry Private Line, ATM, and advanced data product standards, including but not limited to, Telcordia, American National Standards Institute (ANSI) standards, International Telecommunications Union Standards, and SONET ANSI Standards and ATM Forum Standards.

    6) To comply with the applicable safety and protection standards as set forth by federal, state, and local regulatory agencies, including those promulgated by the Occupational Safety and Health Act (OSHA).

    7) Genuity shall select the network resources and design the circuits needed to provide the Services ordered by Bell Atlantic.


B.  Genuity is not responsible for the performance of the following:

    1) Provisioning, installation, service management, maintenance, and/or repair of Customer Premises Equipment for Bell Atlantic or End Users of Bell Atlantic.

    2) Protection of subscriber sites or traffic where such protection is beyond Genuity's reasonable control.

9.  Bell Atlantic Responsibilities.
    ------------------------------

A.  Bell Atlantic will be the single point of contact for the End User.

B. Bell Atlantic is responsible for defining the Bell Atlantic product offerings, sales of Bell Atlantic products, negotiations with End Users, End User trouble reporting and End User billing (including calculation of the applicable taxes and surcharges).

C. Bell Atlantic shall independently arrange for the installation of any equipment if required at the End User premise. Bell Atlantic will ensure that the Customer Premise Equipment (CPE) is ready for the End-to-End Service testing.

D. Bell Atlantic shall independently arrange for the installation of any equipment if required at the End User premise. Bell Atlantic will ensure that the Customer Premise Equipment (CPE) is ready for the End-to-End Service testing.

E. Bell Atlantic has sole responsibility for installation, testing, and operation of facilities, services, and equipment other than those specifically provided by Genuity. In no event will the untimely installation or non-operation of Bell Atlantic's or its End User's facilities, services, or equipment (including local exchange Access, Bell Atlantic premise equipment and CPE) relieve Bell Atlantic of its obligation to pay charges for Services as of the Projected Delivery Date. Notwithstanding the immediately preceding sentence, in the event Bell Atlantic notifies Genuity of any untimely installation or non-operation of Bell Atlantic's or its End User's facilities, equipment, or Services at least thirty (30) days prior to the Projected Delivery Date, Bell Atlantic shall have the option of extending the Projected Delivery Date for not more than thirty (30) days. All third party charges to Genuity associated with the Services during that extension, shall be passed through to Bell Atlantic, provided that local Access provided by Genuity as Bell Atlantic's agent shall be charged pursuant to Section 10.

F. Bell Atlantic shall make the determination of whether an End User should be disconnected due to security concerns provided that nothing in this Section shall impact Genuity's rights under Section 21 of this Service Schedule.

G. Bell Atlantic shall be responsible for providing sales engineering, order entry, first level repair support, coordination of provisioning activities, and for billing and billing inquiries to Services for End Users, as applicable and other such services.


10. Training.  Within ninety (90) days after the Effective Date of the
    --------
Agreement, Genuity and Bell Atlantic shall complete a mutually agreed training plan that incorporates Bell Atlantic's training requirements. This training plan will include, but not be limited to quarterly product capability training, process and systems training with any system and process changes, participation in quarterly product and technical update training. Furthermore, Genuity will provide semi-annual technology seminars. These training sessions and technology seminars will be limited to Bell Atlantic headquarters employees, including Marketing, Product Management, Operations, Engineering and Alliance Management. Genuity will not provide training or technology seminars to Bell Atlantic's End Users or Bell Atlantic's sales channels.

11. Access Support Services.  At Bell Atlantic's request, Genuity will order
    ------------------------
the LEC/CAP/ALT/IXC Access circuit for Bell Atlantic's End User on behalf of Bell Atlantic, to facilitate and coordinate the interconnection between the Bell Atlantic End User demarcation and Genuity point-of-presence. Genuity will act in this capacity only when requested to do so by Bell Atlantic. Under such circumstances, Bell Atlantic agrees to execute or obtain from its End User a Letter of Authorization in a form acceptable to the underlying carrier. Genuity shall provide firm fixed pricing for the Access circuits except where subject to the underlying carriers' applicable tariffs. Within a period of six (6) months from the Effective Date of the Agreement, Genuity shall use commercially reasonable efforts to obtain competitive pricing from the Genuity approved Access providers (as specified in the Service Availability Report) for Access charges that shall be competitive with the prices from such Access providers to Tier 1 carriers, including AT&T, Sprint, and MCI WorldCom to the extent that Genuity aggregate volumes generate buying power is equivalent to the referenced carriers. If, upon the expiration of the six (6) month period, Genuity have not obtained such competitive pricing, the Parties will jointly retain a mutually agreed upon independent third Party no more frequently than a semi-annual basis, to obtain and provide benchmarking information for similar Access. The independent third party will utilize the following criteria for conducting the benchmarking review: purchasers of Access who are similarly situated to Genuity by comparable geographic reach and comparable volumes, and who deliver SLAs comparable to those specified in the Service Schedule. Genuity shall have ninety (90) days after receipt of benchmarking information to meet the pricing contained therein. If Genuity fails to meet this pricing, then Bell Atlantic shall be entitled to relief pursuant to Section 7.3 and Attachment 1 of the Agreement. The Parties shall review progress Genuity has made in completing this process and upon mutual agreement, may extend the six (6) month period. Genuity will provide Bell Atlantic Access pricing at Genuity's cost with no mark up, using Genuity's special Access arrangements or tarriffs of the underlying carrier(s), whichever is less and conforms with the requirements under this Service Schedule.

The Parties acknowledge that it is their intention that Bell Atlantic should enjoy network availability from LEC/CAP/ALT/IXC providers equivalent to the Service SLAs detailed in Attachment A. Genuity shall make commercially reasonable efforts to procure such network availability SLA from LEC/CAP/ALT/IXC providers. In the event that Genuity is able to obtain from a LEC/CAP/ALT/IXC provider a credit in the event that a given level of network availability is not met, and Genuity's SLA remedies for network availability are not invoked, then such credit shall be prorated to Bell Atlantic on the basis of actual Services ordered by Bell Atlantic for such underlying carrier(s). Genuity shall provide to Bell Atlantic and keep updated a list of LEC/CAP/ALT/IXC providers that guarantee a minimum level of availability for such services. However, where a LEC/CAP/ALT/IXC provider does not guarantee such availability, Genuity shall have no liability to Bell Atlantic in the event that the LEC/CAP/ALT/IXC provider fails to meet the availability target. In such circumstances, Genuity shall notify Bell Atlantic promptly of the availability that is being offered by the LEC/CAP/ALT/IXC provider in question.


12. Pre-Sales Support.   In order to facilitate the quote and RFP process to
    -----------------
Bell Atlantic, Genuity will provide the following:

A. Standard Quote Process Support for Access. Genuity will provide pricing quotes for Access as specified in Section 10 within the time required in the SLAs. Further details on this quote process, including identification of who will submit and who will receive such quotes, will be mutually developed between the Parties. Within ninety (90) days after the Effective Date of the Agreement, Parties shall complete a mutually agreed upon plan to define specifications to automate/mechanize the quote process.

B. Facilities Availability Inquiry. Genuity will conduct facility availability inquiries for Services within the time required in the SLAs. Further details on this inquiry process, including identification of who will submit and who will receive such inquiries, will be mutually developed between the Parties.

C. Custom Bid Support. Genuity will provide support as mutually agreed and pricing to Bell Atlantic for bids which have requirements beyond the scope of Services and functionality in the Service Schedule (a "Custom Bid"). Pricing for the Custom Bid shall consist of mutually agreed pricing limited to the scope of Services and functionality proposed in the Custom Bid. Custom Bids include, but are not limited to, customized responses relative to network operations or installation requirements, network configuration, network buildout, significant numbers of end user sites and/or significant bandwidth opportunities mix of U.S. domestic and non-U.S. international cross border and/or non-U.S. domestic venues, support of special billing arrangements and other similar extenuating circumstances.

The Parties agree to use the following process in Custom Bid situations:

     1) Bell Atlantic shall submit to Genuity a Custom Bid Request in a form, which will be mutually agreed upon by the Parties within ninety (90) days after the Effective Date of the Agreement. The Custom Bid Request form shall contain, at a minimum, the following information: a summary of the Custom Bids, technical specifications, and Bell Atlantic required response date. The Custom Bid Request form will be reviewed and approved by Bell Atlantic management prior to submission to Genuity.
     2) Genuity will respond to Bell Atlantic within two (2) business days from the receipt of the request with a representation as to whether Genuity will respond to the request and if so, an estimated time of completion for responding to such request.
     3) Genuity is not primarily responsible for presentation of the Bell Atlantic response but will, at Bell Atlantic's reasonable request, support Bell Atlantic's response presentation;
     4) The Parties will enter into an addendum to this Service Schedule to cover each Custom Bid and its associated pricing agreed upon by the Parties, and the Parties will perform the same in accordance with the addendum.
     5) Any information provided by Bell Atlantic to Genuity for the Custom Bid shall be treated as confidential information in accordance with Section 9 of the Agreement.

D.  Expedite Quotes Process.  Upon Bell Atlantic request, Genuity will use
    ------------------------
commercially reasonable efforts to expedite quotes for Customer Bid and Access to accommodate Bell Atlantic End User requirements.

13. Order Entry and Provisioning.

A.  Order Process and Acceptance/Rejection Notification

To facilitate the ordering and provisioning of Services to Bell Atlantic, the Parties will use mutually agreed processes for exchange of new, additional, supplemental, change, pre-install cancellation and/or disconnect service orders. Bell Atlantic will submit to Genuity Orders for Services in accordance with the procedures contained in this Section and Attachment D of this Service Schedule. These procedures may be amended from time to time by mutual agreement of both Parties. All such changes as agreed to by the Parties shall be made in writing and incorporated into this Service Schedule. The following will be applicable to all such Orders:

     Bell Atlantic will send Genuity a complete and accurate Order for each Service ("Order") in the form set forth in Attachment E as may be modified from time to time by mutual agreement of the Parties, which shall contain, among other things, the date that Bell Atlantic requests Service be
     available for use ("Desired Due Date").   To the extent that the Service
     has a standard Installation Interval as described in Attachment A, the Desired Due Date shall be no earlier than the standard Installation Interval unless the Desired Due Date has been approved pursuant to the Installation Interval Expedite process set forth below.

     Within two (2) business days of receipt of the Order, Genuity will notify Bell Atlantic that it has either accepted or rejected the Order. An Order may only be rejected if it is materially deficient or materially defective. Acceptance of the Order means that Genuity has approved of the form of the Order, e.g., the Order is complete, all fields are filled in, and that Genuity will commence processing the Order. Notwithstanding the foregoing, if Genuity accepts an Order for End-to End Service on the good faith belief that it is complete and accurate, that Order may be subsequently rejected if the LEC/CAP/ALT/IXC notifies Genuity that the Order is materially defective or materially deficient. If Genuity rejects the Order, the notice of rejection will provide an explanation for such rejection, e.g., the Order lacks sufficient information and specific details of such deficiency. Resubmission of a rejected Order constitutes the submission of a new Order for the purpose of Order processing.

     If Genuity has not responded to Bell Atlantic with a status of the Order within two (2) business days of Genuity's receipt of the Order, the Order shall be deemed accepted by Genuity.

It is mutually recognized that these processes will to some extent be manual as of the Effective Date of the Agreement, and Genuity shall use commercially reasonable efforts to expedite the mechanization of these processes. To that end, within ninety (90) days of the Effective Date of the Agreement, the Parties will complete a mutually agreeable Order handling process which will incorporate the following:

     Genuity will provide to Bell Atlantic in a mutually agreed manner mechanized access to the appropriate Genuity system(s) to allow for the transmittal of Bell Atlantic Orders to Genuity, the transmittal of Order acceptance notification, and rejection/jeopardy notification with detailed explanation(s) thereof. Any future Genuity systems development will incorporate all mutually agreed upon requirements for Bell Atlantic to submit Orders for provisioning at Genuity's expense.


B.  Firm Order Commitment

Genuity shall issue to Bell Atlantic a Firm Order Commitment (FOC) within the following timeframes: within ten (10) business days of Genuity's acceptance of a Bell Atlantic Order for PoP-to-PoP Service; within eleven (11) business days of Genuity's acceptance of a Bell Atlantic Order for DS-3 or lower End-to-End Service; and within fourteen (14) business days of Genuity's acceptance of a Bell Atlantic Order for OC-N End-to-End Service. Genuity will be relieved of its obligation hereunder in the following circumstances: a) reasonable outside construction delays; and b) delays caused by LEC/CAP/ALT/IXC providers. In the event that Genuity determines prior to issuance of the FOC that it is unable to provision an Order, Genuity shall promptly notify Bell Atlantic via email of the specific reasons for such inability to provision the Order. The FOC shall contain the following information: the installation date for the full circuit or Service as ordered by Bell Atlantic ("Projected Delivery Date"); the Bell Atlantic circuit ID (as provided to Genuity on the Service Order from Bell Atlantic); the Genuity circuit ID; and, the circuit ID(s) and delivery date(s) for all Access and/or interexchange service(s) ordered by Genuity on behalf of Bell Atlantic in support of the Service Order. Issuance of the FOC shall constitute Genuity's agreement to provision the Services in the applicable Order. Bell Atlantic and Genuity agree to work cooperatively to meet specific Bell Atlantic requirements relative to Orders.

C.  Installation Interval Expedites

The Parties mutually agree that they will work together to facilitate requests for installation intervals shorter than those otherwise agreed as standard on a case-by-case basis. The Parties will utilize the Expedite process Attachment F to the Service Schedule within ninety (90) days of the Effective Date of this Agreement. Bell Atlantic shall be entitled to expedite the greater of ten percent (10%) of all accepted but not installed Orders or five (5) accepted but not installed Orders at any one time.

D.  Facility Orders via Third Parties

Genuity will issue all applicable Access Service Requests ("ASRs") to the appropriate LEC/CAP/ALT/IXC.

In the event that Bell Atlantic requests Customer Provided Access (CPA) on one or more ends of a circuit/Service, Genuity will provide the appropriate Circuit Facility Assignment (CFA)/Letter of Authorization (LOA) within three (3) business days of Genuity acceptance of a Bell Atlantic Order. For purposes of CPA, Bell Atlantic may only use Genuity approved Access providers for the specific location as identified in the most current Service Availability Report described in Section 8(A)(3) of this Service Schedule.

Genuity shall issue to Bell Atlantic a Circuit Layout Report (CLR) within the following timeframes; ten (10) business prior to the Project Delivery Date for PoP to PoP Service; and three (3) business days prior to the Projected Delivery Date for End to End Service. The CLR shall contain the following information:
Details regarding the layout of the service as ordered and pending delivery; confirmation of Projected Delivery Date for the full circuit or service as ordered by Bell Atlantic; the Bell Atlantic circuit ID (as provided to Genuity on the service order from Bell Atlantic); the Genuity circuit ID; and, the circuit ID(s) and confirmed delivery date(s) for all local loop or interexchange service(s) ordered by Genuity in support of the service order.

In the event that Genuity becomes aware of any issue(s) which would have an impact on the Projected Delivery Date at any point prior to installation, Genuity shall make Bell Atlantic aware of such issue(s) and work diligently with Bell Atlantic and with Genuity's own provider(s) to resolve any such issue(s).

14. Change Control Process

The Parties recognize that over the term of the Agreement, Bell Atlantic may desire to change the scope of the Services as set forth in the Agreement to account for, among other things, changes in market circumstances, new technologies and strategic considerations (hereinafter "Service Changes"). The purpose of this Section is to provide an overall startup process for accomplishing such Service Changes.

A.  Service Change Request

Right to Make Service Changes. Genuity shall perform Service Changes requested by Bell Atlantic in regard to a Service where the terms of the Service Changes are mutually agreed to by the Parties in advance in writing ("Service Change Request"). Genuity shall consider any Service Changes requested by Bell Atlantic unless (i) Genuity considers, at its absolute discretion, that it is not commercially practical for it to meet the requirements of Bell Atlantic (ii) the scope of Services after implementation of the requested Service Changes would differ materially from the purposes and objectives of the applicable Service or (iii) the Parties have not reached agreement on any associated adjustment (if any) to Genuity's compensation and/or schedule for the requested Service Changes. Where Genuity considers any Bell Atlantic request not commercially practical, it shall give reasons therefor to Bell Atlantic and shall work with Bell Atlantic to explore reasonable alternatives.

B.  Service Change Process

1)  Bell Atlantic Request.  The Bell Atlantic Project Manager shall submit
    ---------------------
requests for Service Changes to the Genuity Channel Manager in written form. The Service Change Request shall contain information concerning the nature of the requested change (setting forth the business requirements in sufficient detail for Genuity to respond in a timely and effective manner) as well as a date by which the Service Change is reasonably required.

2)  Genuity Response.  Within ten (10) business days after receipt of a Service
    ----------------
Change Request, Genuity shall deliver to Bell Atlantic a statement stating its intention with respect to providing the requested Service Change and implementation plans where appropriate or practical, as further described below. In the event that the Genuity responds to Bell Atlantic to the effect that such requested Service Change cannot be implemented in the time frame desired but that Genuity intends to implement such Service Change, Genuity shall set forth the time frame estimates within which it could implement the Service Change.

3)  Bell Atlantic Approval.  Within a reasonable time following receipt of
    ----------------------
Genuity's Response Bell Atlantic shall provide a written direction to Genuity as to whether or not it desires Genuity to perform the Service Change. Genuity shall have no obligation to undertake Service Changes and Bell Atlantic shall have no responsibility or liability in connection with any Service Changes undertaken, without specific prior written agreement between the Parties.

C.  Service Change Pricing

The pricing for changing the Service, the pricing for the Service and the terms and conditions under which the Service shall be provided to Bell Atlantic shall be mutually agreed upon by the Parties in advance and in writing. Service Change Pricing shall be consistent with the terms and conditions of this Service Schedule and the Agreement. In the event Genuity cannot determine price with certainty at the time of the initial Genuity Response, Genuity shall use commercially reasonable efforts to provide a good faith estimate of the pricing associated with a given Service Change Request, and shall provide firm pricing to Bell Atlantic as soon thereafter as practicable.

15. Cancellation of Orders/Order Supplements & Change Orders/Disconnection of Service

A.  Cancellation of Orders
Bell Atlantic may cancel an Order at any time throughout the Order cycle. The charge for cancellation is as follows:

Timing                                                                      Charge
------                                                                      ------
Before issuance of the FOC to NERCO                                         No charge
16 days or more prior to the Projected Due Date in the FOC:                 50% of 1 month MRC, $500 minimum
15 days or less prior to the Projected Due Date in the FOC:                 1 month MRC & NRC, $1,000 minimum
LEC/CAP/ALT/IXC Access circuits (following FOC issuance to Bell Atlantic):          pass through with no mark up.


For Services without standard Installation Intervals, if GTE's Projected Due Date in the FOC is later than Bell Atlantic's Desired Due Date, then Bell Atlantic may cancel the Order at no charge within five (5) business days of receipt of the FOC.

B.  Pre-Install Order Supplements

Bell Atlantic may issue a pre-install Order supplement at any time throughout the Order cycle. The charge for such Order supplement shall be as follows:

Timing                                                                      Charge
------                                                                      ------
Before issuance of the FOC to Bell Atlantic                                 No charge
After FOC issuance but prior to projected due date in the FOC               10% of 1 month MRC, $250 minimum
LEC/CAP/ALT/IXC Access circuits (following FOC issuance to Bell Atlantic):          Pass through with no mark up


For Services without standard Installation Intervals, if Genuity's Projected Due Date in the FOC is later than Bell Atlantic's Desired Due Date, then Bell Atlantic may issue a supplemental modification on the Order at no charge within five (5) business days of receipt of the FOC.

C.  Post-Install Change of Orders

Bell Atlantic may issue a post-install change of an Order at any time throughout the Service term for that Order. The charge for such change orders shall be as follows (except for expedites which are covered in Section 13(C):

Description                                                                          Charge
-----------                                                                          ------
Increase in service (e.g., bandwidth), same or increased term                        No charge
Decrease in service (e.g., bandwidth), same term                                     Decrease in MRC (if any) times
                                                                                      months remaining in term
Decrease in service (e.g., bandwidth), increased term                                Sum of [decrease in MRC (if any)
                                                                                     times months remaining in term]
                                                                                     minus [decrease in MRC (if any) times new
                                                                                     months of term]
Move order, same term                                                                Decrease in MRC (if any) times
                                                                                     months remaining in term, plus
                                                                                     pass-through of any third party NRC
Move order, increased term                                                           Pass-through of any third-party NRC
Engineering Change                                                                   Pass-through of any third-party NRC
                                                                                     (if any)
Records-only Change (no physical impact)                                             No charge

D.  Post-Install Disconnection

If Bell Atlantic disconnects a Service during the first year of the Service Order or if Genuity disconnects a Service for Bell Atlantic default, Bell Atlantic shall pay disconnection charges in the amount of one hundred percent (100%) of the MRC for the remaining months of the first year and fifty percent (50%) of the MRC for the balance of the Service Order term. If Bell Atlantic disconnects a Service after the first year of the Service Order or if Genuity disconnects a Service for Bell Atlantic default, Bell Atlantic shall pay a disconnection charge in the amount of fifty percent (50%) of the MRC for the balance of the Service Order term. No such disconnection charges shall apply if Bell Atlantic terminates the Service pursuant to Sections 6.2 or 6.3 of the Agreement.

E.  Cancellation/Disconnection Liquidated Damages

It is agreed that Genuity's damages in the event of cancellation/disconnection may be difficult or impossible to ascertain. The provision for cancellation/disconnection charges set forth herein is intended, therefore, to establish liquidated damages and are not intended as a penalty.

16. Testing and Handover
    --------------------

A.  Testing

Bell Atlantic is responsible for coordination of overall End-to-End testing with Bell Atlantic End User(s)/Bell Atlantic internal Parties.

Genuity will conduct test(s) of all Service(s) on the Genuity Network on an End-to-End (full service), POP-to-POP (coordinated by Bell Atlantic with CPA), End-to-Bell Atlantic Network Interface (full service in conjunction with Bell Atlantic), or POP-to-Bell Atlantic Network Interface (coordinated by Bell Atlantic/CPA and in conjunction with Bell Atlantic) basis, prior to releasing the circuit to Bell Atlantic. Genuity will work cooperatively with Bell Atlantic on coordination of testing as applicable.

Within ninety (90) days of the Effective Date of the Agreement, the Parties will complete a mutually agreeable test plan for installation which shall include but is not limited to: scheduling parameters, interactive testing, testing parameter details and the necessary documentation.

B.  Service Activation and Genuity Completion Notice

A Genuity Completion Notice shall be the means of notification of Service installation provided by Genuity to Bell Atlantic as proof of date ("In Service Date"), time and place of installation. The Genuity Completion Notice shall include the Bell Atlantic circuit ID, the Genuity circuit ID, and any applicable local loop and/or IXC circuit IDs associated with the installed Services. The Genuity Completion Notice will also indicate that the installed Services are functionally operational and available for use by Bell Atlantic. Upon handover, Genuity's system(s) will be updated with the appropriate information to allow for capture of trouble management and associated information.

The Genuity Completion Notice will be provided to Bell Atlantic by Genuity within one (1) business day of Genuity completing all Genuity testing and turnup on the ordered Service. Bell Atlantic will have five (5) business days to alert Genuity of any issues and/or disputes regarding the information on the Genuity Completion Notice, including the In Service Date. In the event that Bell Atlantic has such a dispute, the Parties will work cooperatively to reach a mutually agreed solution. Should Bell Atlantic fail to alert Genuity of any dispute within the five (5) business day period from Genuity Completion Notice receipt, the information supplied on the Genuity Completion Notice will be deemed to be mutually accepted.

The Parties acknowledge that the format and method of transmittal for the Genuity Completion Notice is to be mutually agreed within ninety (90) days of the Effective Date of the Agreement.

Genuity performs test, turn-up, and acceptance functions during Business Hours, 8:00 A.M. to 5:00 P.M. local time. Upon Bell Atlantic's request and on a prescheduled basis, Genuity shall perform such functions outside of Business Hours upon mutually agreeable terms.

Any and all changes to order provisioning processes that affect how Bell Atlantic supplies or receives data/reports from Genuity will be mutually agreed upon by both Parties.

If the Service is available prior to the Projected Delivery Date, Bell Atlantic may elect to receive such Service on the earlier date, in which case recurring charges will commence on agreed-upon In-Service Date.

17. Monitoring, Trouble Administration, and Repair. Genuity shall monitor all
    -----------------------------------------------
Genuity Network elements used to provide Service to Bell Atlantic with the exception of Access provided by a LEC/CAP/ALT/IXC. When a Service affecting alarm is detected by Genuity or received by Genuity from a LEC/CAP/ALT/IXC, Genuity shall report the alarm to Bell Atlantic, the potential impact to Bell Atlantic Services, and log all actions taken to clear the alarm. Genuity shall perform or facilitate fault localization for the End-to-End Circuit to determine the resolution. This may involve selecting and scheduling diagnostics or audits. Genuity will report the results of the fault localization testing to Bell Atlantic Repair, when Bell Atlantic has opened a specific trouble ticket with Genuity and/or when Genuity has opened such a trouble ticket with Bell Atlantic. Genuity shall repair the fault by scheduling, dispatching, and coordinating the repair forces. This may involve working with other network vendors used to provide Bell Atlantic service and to provide Bell Atlantic's required service level objectives.

Genuity shall monitor (24 hours per day, 7 days per week) the Genuity equipment necessary to provide the Service. Where Genuity provisions an End to End circuit or End to Bell Atlantic network interconnect circuit, Genuity shall be responsible for all trouble testing, isolation, coordination and resolution with all LEC/CAP/ALT/IXC regarding expected Service restoration for the Genuity provisioned elements as referenced above. This responsibility includes opening trouble reports with any LEC/CAP/ALT/IXC providing local and/or IXC facilities provisioned by Genuity and performing joint testing with such Parties and Bell Atlantic. Bell Atlantic is responsible for coordinating any testing with non-Genuity contracted Parties. Genuity shall test Circuits upon installation as detailed in Section 16 of this Service Schedule and in response to a trouble ticket. Within ninety (90) days of the Effective Date of the Agreement, the Parties will complete a mutually agreeable test plan for repair which shall include but is not limited to: scheduling parameters, interactive testing, testing parameter details and the necessary documentation.

Genuity shall administer all trouble tickets referred by Bell Atlantic that impact Bell Atlantic's purchased Services. This includes tracking the progress of the trouble ticket and providing status reports, and keeping a log of the progress electronically. Genuity shall contact Bell Atlantic with an explanation of the trouble resolution and verify that the problem has been corrected. Genuity shall perform a mutual ticket closeout process with Bell Atlantic. Bell Atlantic shall assist Genuity in conducting Service testing when such is requested by Genuity. Bell Atlantic shall close out the trouble ticket with Genuity after Bell Atlantic verifies that the problem reported is resolved. The trouble reporting process is set forth in Attachment G. The repair process flow is set forth in Attachment H.

Genuity shall provide a method for Bell Atlantic to periodically gain updates/status of Bell Atlantic circuit troubles, using a trouble ticket reference number or circuit identification. Within ninety (90) days of the Effective Date of the Agreement, Genuity will also provide Bell Atlantic real time mechanized access to Genuity's trouble management system for the purpose of initiating, reviewing and/or updating the status of Bell Atlantic trouble tickets.

18. Maintenance and Outages
    -----------------------

A.  Planned Maintenance

(i)  Maintenance Window.  Genuity shall provide a maintenance window from 1:00
     ------------------
 AM to 7:00 AM local time of the affected Network elements. Genuity shall provide the planned maintenance notice to a Bell Atlantic designated e-mail address followed up by a telephone call to the Bell Atlantic designated maintenance contact(s) as specified in the POC Information/Escalation, Attachment I. Bell Atlantic shall notify End Users of a scheduled outage. If a Bell Atlantic End User requests a postponement of the outage, Genuity will use commercially reasonable efforts to accommodate the requested postponement. If during a scheduled maintenance window an unplanned outage occurs, Bell Atlantic shall report such outage(s) pursuant to the trouble reporting process set forth in Attachment G and any relevant SLAs shall apply. Bell Atlantic shall provide End User categories, and the order in which Bell Atlantic wishes them to be restored in the event of a Network outage and Genuity will use commercially reasonable efforts to accommodate this order. Within four (4) months after the Effective Date of the Agreement, the Parties shall complete a mutually agreeable plan pursuant to which Genuity shall change the maintenance window to 1:00 A.M. to 6:00 A.M. local time of the affected network elements.

(ii) Planned Outage Notification.  Genuity may add remove and/or modify network
     ---------------------------
elements to restore/maintain service. Genuity will use commercially reasonable efforts to minimize the impact on Bell Atlantic Services during such addition/removal/modification of network elements. If Genuity determines that Bell Atlantic Services will be materially impacted, Genuity shall notify Bell Atlantic seven (7) calendar days prior to the planned network activity and shall obtain Bell Atlantic approval prior to commencement of such activity, which approval shall not be unreasonably withheld or delayed. In such event, SLAs shall not apply to such outage. Genuity shall provide the planned maintenance notice to a Bell Atlantic designated email address followed up by a telephone call to the Bell Atlantic designated maintenance contact(s) as specified in the POC Information/Escalation, Attachment I. Within four (4) months after the Effective Date of the Agreement, the Parties shall complete a mutually agreeable plan pursuant to which Genuity shall change the notification timeframe to ten (1
0) business days.

B. Unplanned Outage. Genuity shall notify Bell Atlantic of unplanned outages within a reasonable timeframe of the outage. Bell Atlantic shall notify Bell Atlantic End User Network problems and outages to Genuity. Notification shall follow the parameters set forth in the trouble reporting process in Attachment G.

C. Emergency Maintenance. Genuity shall notify Bell Atlantic of emergency maintenance activities as soon as practicable. Bell Atlantic shall notify Bell Atlantic End User Network problems and outages to Genuity. Notification shall follow the parameters set forth in Attachment G.

19. Performance Management.  Genuity shall monitor the performance of the
    -----------------------
Genuity Network and perform event correlation, filtering and data aggregation, as applicable to the Services. Genuity shall monitor the performance of the Genuity Network elements including the monitoring of threshold crossing alerts, as applicable to the Services. Genuity shall manage the collection, distribution, and storage of the data from the Genuity Network elements, as applicable to the Services. Genuity shall analyze the Genuity Network data to ensure that the integrity of the data is being maintained between Network elements, as applicable to the Services. Genuity shall collect data on specific Circuits as requested by Bell Atlantic; such collection of data on specific circuits shall be mutually agreed upon as it pertains to Bell Atlantic's concerns regarding performance of the Services. Genuity will proactively provide monthly electronic performance reports for all Service Level parameters as mutually agreed to by the Parties and as further outlined in Attachment A. The format for these reports shall be mutually agreed to by the Parties within ninety (90) days of the Effective Date of the Agreement.

20. Network Management System Plan
    ------------------------------

A. Within ninety (90) days after the Effective Date of the Agreement, Genuity and Bell Atlantic shall complete a Network Management System Plan to allow Bell Atlantic secured read only access to those parts of Genuity's network management systems which relate specifically and solely to monitoring Services ordered by Bell Atlantic. The Parties shall review the progress made by Bell Atlantic and Genuity on this plan and, upon mutual agreement, may extend this period.

B. For ATM services, the NMS capabilities developed by Genuity in accordance with the mutually agreed upon plan will conform to the requirements as contained in Attachment J of this Service Schedule to the extent that such information is available from the Genuity network elements. This information will include, but not be limited to the following: service performance, fault and configuration data (the "Statistics") collected for Bell Atlantic's PVCs / SVCs, UNIs and NNIs from Genuity's Network as applicable. Such Statistics will be provided by Genuity's Network and placed on a Genuity secured and provided Proxy Server, or equivalent secured solution which will utilize the Simple Network Management Protocol ("SNMP") protocol supporting RFCs (where applicable), including but not limited to 1695, 1483, 1595, 1406, 1407, and conforming to SNMP standards 1213, 1573, 1441-52, as supported by the Internet Engineering Task Force ("IETF").
The NMS server shall keep the historical data for up to five (5) days and will provide database review of historical data in a mutually agreed upon format (Bell Atlantic's preferred format is Open Database Connectivity). If Genuity fails to deliver the NMS

Service for months four (4) through six (6). If Genuity fails to deliver the NMS Service after this six (6) month period, then Bell Atlantic shall have the right to terminate the ATM Service.

C. Upon the completion of written Network Management System Plan for each Service, Genuity shall deliver the network management access to such Service in conformance to the timeframe, cost, and SLAs as mutually agreed to by the Parties. The Network Management System Plan shall be incorporated into this Service Schedule after countersigned by the Parties.


21.  Reports.  Within ninety (90) days after the Effective Date of this
     -------
Agreement, Genuity and Bell Atlantic shall complete a mutually agreed upon report requirements for all reports to be provided by Genuity to Bell Atlantic. The requirements shall include criteria such as, but are not limited to, frequency, format, content, timing, media, and contacts for the reports. These reports shall include, but are not limited to, Daily Order Status Report, Network Performance Reports, Trouble Management Reports and others identified in this Service Schedule.

A. Daily Order Status Report. Genuity shall provide to Bell Atlantic on each business day a daily report ("Daily Order Status Report") indicating the status, including jeopardy status, of all Orders received through the previous business day. The Parties shall mutually agree to the format, frequency and timing of such reports.

22.  Continuation of Services/Transition Services
     --------------------------------------------

A. Upon expiration or termination of the Agreement as provided below, Genuity shall continue providing the Services as follows:

   (i)  Expiration.  Upon expiration of the Agreement Genuity shall continue to
        ----------
   provide Services to Bell Atlantic until the expiration of the term of the Bell Atlantic Orders associated with Bell Atlantic existing End User agreements for Services that have already been installed or for which a FOC
   has been issued.   Additionally, for any new Orders placed after expiration
   or any Orders which a FOC has not been issued at time of expiration, Genuity shall have sole discretion to accept or reject the Order. If Genuity accepts the Order, the Parties will agree upon the terms and conditions applicable to the Order.

   (ii) Bell Atlantic Termination for Default. Upon termination of the Agreement
        --------------------------------------
   by Bell Atlantic for Genuity's default, Genuity shall, at Bell Atlantic's request, continue to provide Services to Bell Atlantic, through the then-current term of the End User agreement with Bell Atlantic; provided, however, that if the term of such End User agreement exceeds the term of the Bell Atlantic Order associated with the End User agreement, then Genuity shall not be obligated to provide Service beyond the term of the Bell Atlantic Order. Additionally, for a period not to exceed twelve (12) months from date of termination, Bell Atlantic may place Orders with Genuity. Genuity shall provide Services for such Orders pursuant to the terms of the Service Schedule and the Agreement in effect at the time of termination; provided that any Transition Services requested by Bell Atlantic for such Orders shall be solely at Bell Atlantic's cost.

   (iii) Bell Atlantic Early Termination.  Upon termination of the Agreement by
         -------------------------------
   Bell Atlantic pursuant to Section 6.3 of the Agreement as a result of action by a legislature, regulatory agency, court, or other governmental entity, and provided that Genuity does not assume Bell Atlantic's End User agreements, Bell Atlantic shall not be entitled to place any new Orders after the effective date of termination. Genuity shall continue to provide Services for Orders that have already been installed or for which a FOC has been issued as of the effective date of termination. Genuity shall provide those Services for a period of twelve (12) months or such other period of time as may be permitted by the regulatory agency, court, or other governmental entity, whichever is shorter.

   (iv)   Genuity Termination for Default. Upon termination of the Agreement by
         -------------------------------
   Genuity for Bell Atlantic's default, and provided that Genuity does not assume Bell Atlantic's existing End User agreements for Genuity Services, Genuity's obligation to provide Services shall be as follows: If Genuity terminates pursuant to Section 6.2(i) of the Agreement for non-payment, and Bell Atlantic has not disputed such payment in accordance with Section 7.7 of the Agreement, then Genuity may immediately cease providing Services on Orders provisioned or pending under this Service Schedule. If Genuity terminates pursuant to Section 6.2(ii) or 6.2(iii) of the Agreement, then Genuity may immediately cease providing Services on Orders provisioned or pending under this Service Schedule. If Genuity terminates pursuant to
   Section 6.2(i) of the Agreement for any other reason than non-payment, then Genuity shall continue to provide Services for Bell Atlantic Orders that have already been installed or for which a FOC has been issued for a period not to exceed twelve (12) months from the date of termination. Additionally, for any new Orders placed after termination or any Orders which a FOC has not been issued at time of termination, Genuity shall have sole discretion to accept or reject the Order. If Genuity accepts the Order, the Parties will agree upon the terms and conditions applicable to the Order.

B. The term "Transition Services" shall mean Services provided by Genuity to Bell Atlantic at the expiration of this Agreement, or at termination as described above. The Transition Services shall be provided for a period of twelve (12) months from the date of termination or expiration. The Transition Services will support the transition of Services from Genuity and its network providers to Bell Atlantic's designated service providers. Subject to subsection A above, the Transition Services will include, but will not be limited to, continuation of all Genuity provisioning and installation support services, continuation of all Genuity NOC maintenance services at service levels set forth in this Agreement for Services, including any dispatches, coordination of Genuity and LEC disconnect order dates, extraction of data concerning the Services, including circuit ID and logical port information, trouble records, order information and provisioning records, project management reasonably required for transition coordination, moves, adds, and changes of Services, and continuation of all Genuity support for NMS. For ATM Services, Transition Services shall also include, if requested by Bell Atlantic, Genuity coordination with LECs for extended due dates for disconnection of Bell Atlantic PVCs that Bell Atlantic may identify to Genuity for the purpose of maintaining such PVCs in an inactive state on Genuity's Network and in LEC networks for up to five (5) business days after transition in order to permit transfer of Services to the Bell Atlantic-designated service provider(s) including

Bell Atlantic. All Bell Atlantic-designated service providers' charges shall be the responsibility of Bell Atlantic.

23.  Point of Contact (POC) Information/Escalation. Both Parties agree to
     ----------------------------------------------
provide POCs for the following as set forth in Attachment I: quote and pre-sale support, order process Service provisioning, disaster recovery, contract administration. POCs and escalation procedures for trouble reporting are detailed in Attachment G. The POCs may be modified upon written notice by either Party from time to time.

24.  Initial Service Verification Testing and Operational Readiness Testing.
     ----------------------------------------------------------------------

A. Prior to Bell Atlantic's market introduction of Genuity's Service, Genuity will conduct, at a minimum, the following Initial Service Verification Testing between Genuity and Bell Atlantic, with respect to the Services at each of the Network interface(s) where Services are to be installed prior to hand-over of the Services to Bell Atlantic. Genuity shall carry out the Initial Service Verification Testing in order to verify the Services are ready to use to and from the ordered Network interface. The testing will include the following:

  Test 1: Installation, testing and commissioning of a Network interface via UNI to be compliant with ATM Forum 3.1 UNI Specifications, which requirements will be further defined and mutually agreed upon by the Parties.

  Test 2: Installation, testing and commissioning of the Private Line Network-to-Network Interconnection or equivalent to comply with Genuity and Bell Atlantic Private Line commissioning requirements, which requirements will be further defined and mutually agreed upon by the Parties.

  Test 3: Within sixty (60) days after completion of Test 1, the Parties shall have completed the development of the test plan. The test plan shall include, but not be limited to the following items: Installation, testing and commissioning of the ATM Network-to-Network Interconnection to comply with Genuity and Bell Atlantic ATM commissioning requirements, which requirements will be further defined and mutually agreed upon by the Parties.

Similar tests may be required and, in such event, will be conducted on future Services or Service enhancements. In such event, the requirements will be further defined and mutually agreed upon by the Parties.

The test results will be recorded and presented to Bell Atlantic at time of hand-over for Bell Atlantic's reference during their own acceptance testing. These results will also be recorded at Genuity's GNI Network Operations Center
(GNOC) for future reference.

B. Upon completion of the Network Verification Test, Genuity will issue by fax an Acceptance Certificate, in the format attached as Attachment K, to the Bell Atlantic Project Manager.

C. Immediately upon receipt of the Acceptance Certificate, Bell Atlantic may carry out its own testing and commence use of the Service(s) in accordance with
Section 8 of this Service Schedule, for which the Acceptance Certificate has been issued.

D. Bell Atlantic will use all reasonable endeavors to test the service as soon as possible, and to sign and return the Acceptance Certificate to Genuity as notification of in accordance with this Service Schedule:

     (i) Confirmation of the Initial Service Verification Tests being successfully completed; or

     (ii) Any failure of Bell Atlantic's own testing and the details thereof

     The Acceptance Certificate shall be signed by the Bell Atlantic's Project Manager, or such other authority as notified by Bell Atlantic in writing to Genuity.

E. Bell Atlantic and Genuity will ensure that all facilities and assistance reasonably required by either Bell Atlantic or Genuity shall be made available, free of charge, to each Party for the performance of the Initial Service Verification Test(s).

F. Acceptance of the Services shall occur or be deemed to occur on the earliest of the following:

     (i) The date on which Bell Atlantic signs an Acceptance Certificate (in the format specified above); or

     (ii) The close of business on the fifth (5th) business day following the day on which Genuity notifies Bell Atlantic that Genuity believes the Services have passed the Initial Service Verification Test in all material respects; unless, after the date of such notice and prior to the close of business on such fifth (5th) business day, Bell Atlantic provides a notice to Genuity that rejects the Services and sets forth in reasonable detail how the Services fail to satisfy the Initial Service Verification Test in one or more material respects; or:

     (iii)  The date the Services are put into operational use.

G. If the Services are rejected in accordance with this Service Schedule, Genuity shall be given such time and facilities as are reasonable in all the circumstances to rectify the Services and repeat the Initial Service Verification Test(s) or any part of them. Genuity shall not be required to repeat any tests included in the Initial Service Verification Test(s) which have already been accepted or deemed accepted in respect of the Services.

H. The Acceptance Certificate signed by Bell Atlantic does not relieve in any way the obligation upon Genuity to carry out in full all its obligations under this Agreement.

I. Bell Atlantic and Genuity shall cooperate in performing Operational Readiness Test (ORT) prior to launch of Service(s) in order to test process flows and network availability. Prior to commencement of testing, Bell Atlantic shall produce and provide to Genuity an ORT plan that will map out the anticipated dates for meeting certain milestones in the ORT process, with an ORT completion date being not later than ninety (90) days from the commencement of testing. Genuity will produce a matching plan and deliver same to Bell Atlantic within five business days of Genuity's acceptance of the Bell Atlantic-delivered ORT plan. In addition, the ORT plan will detail the types of circuits and orders that will be tested (in terms of speeds, destinations, etc.). The Parties shall agree on the ORT plan prior to such commencement, and the Parties shall promptly work together in good faith to resolve any issues raised by either Party and, upon resolution, testing shall commence as soon thereafter as practicable.

J. Testing of the operational support procedures shall be conducted at two levels: (a) a non-physical testing which will ensure that End User orders are generated properly and handled in an accurate and timely manner, and (b) physical testing which will require the actual activation of a circuit, maintenance and monitoring from Genuity over a mutually agreed to specified period of time. The ORT plan shall set forth methods for identifying problems in either the process flows or in network availability, and for escalating all identified problems within each organization for appropriate and timely resolution. For purposes of the actual testing of private line circuits Genuity shall provide to Bell Atlantic one or more site addresses in Genuity served regions in order to terminate the physical circuits. During the ORT testing period the operations and communications flows within Genuity shall be monitored and reported to Bell Atlantic as defined and mutually agreed to in the ORT plan, and any problems identified shall be remedied in an agreed time frame or escalated for resolution, as necessary.

K. Cooperative efforts around Market Readiness Testing (MRT), which involves limited market introduction to Beta-customers, have to be agreed/detailed between the Parties.

25. Network Review Meetings.  Bell Atlantic and Genuity agree to hold quarterly
    -----------------------
meetings or more frequently as mutually agreed, to work cooperatively on items such as, but not limited to, forecast information, future network deployment schedules, network enhancements, additional Access providers, Type II Access arrangements, new services, performance reviews, defect resolution, business processes and interaction, price reviews, and standards and specifications, and Agreement performance. Chairpersons to be designated by Bell Atlantic and Genuity will jointly chair this effort.

26. Security.  Genuity shall administer access, both physically and
    --------
electronically, to all Genuity Network elements, associated support and/or management systems, and physical PoP facilities that are under direct control of Genuity. Genuity shall maintain all data associated with the security of the Genuity Network. Genuity will use commercially reasonable resources and/or means available to detect Genuity Network security breaches. Genuity shall use commercially reasonable efforts to promptly provide pertinent information to Bell Atlantic to assist Bell Atlantic in the identification and potential prosecution of Network intruders. Genuity shall use commercially reasonable efforts to promptly restore Genuity Network integrity (not including End User databases) after Network intrusions. Genuity shall provide protected storage of Genuity Network and Genuity Network element configuration data. Genuity shall block and/or disconnect (as appropriate for the Service) and with direction and/or authorization from Bell Atlantic, an End User's access to the Network in which a security violation has occurred, at Bell Atlantic request. Notwithstanding the foregoing, Genuity reserves the absolute right to block or disconnect certain Services and/or connectivity if Genuity reasonably believes that such Services/connectivity may affect Genuity Network integrity or security; under such circumstances Genuity will provide notice to Bell Atlantic of such action as soon as practicable and in advance where feasible. Genuity shall provide access to Bell Atlantic for viewing of Bell Atlantic Service data only as set forth in Section 15 of this Service Schedule.

27. Limited Warranty. The Genuity warranty is set out in Section 11 of the
    ----------------
Agreement.

28. Epidemic SLA Remedy.
    -------------------

A. An Epidemic for a Service (e.g. ATM or Private Line) shall occur when the elements in both subsections (i) and (ii) below have occurred with respect to the affected Service:

(i) Failure of the greater of (a) the minimum number of circuits per Service or
(b) the minimum percentage of circuits per Service (as specified in the table below) to meet certain network performance criteria.

     -------------------------------------------------------------------------
          Year                    Minimum Number of       Minimum Percentage of
                                  Circuits per Service    Circuits per Service
     -------------------------------------------------------------------------
          1                       10                      20%
     -------------------------------------------------------------------------
          2                       25                      20%
     -------------------------------------------------------------------------
          3 and thereafter        50                      20%
     -------------------------------------------------------------------------


          (a) The applicable network performance criteria for Private Line Service shall consist of the following Private Line Service SLAs, which are contained in Attachment A:

               -    Time to Restore Time
               -    Circuit Availability
               -    Auto Restore Time

          (b) The applicable network performance criteria for ATM Service shall consist of the following ATM Service SLAs, which are contained in Attachment A:
               -    Average Network Availability
               -    Per PVC Network Availability
               -    Average Cell Loss Ratio
               -    Per PVC Cell Loss Ratio
               -    Peak to Peak Cell Delay Variation

(ii) No more than fifty percent (50%) of the circuits experiencing SLA failure may originate on a single node or among two (2) Adjacent nodes. For purposes of this calculation, a node cannot be deemed Adjacent to more than one other node. In the event of a multiple Adjacency, the node with the highest percentage of circuits experiencing SLA failure will be the node utilized for purposes of this calculation (e.g., 3 adjacent nodes will be treated as two (2) nodes for this calculation; as between those two (2) nodes, the calculation will be made using the two (2) nodes with the highest percentage of circuits experiencing SLA failure). For purposes of this section, a "node" shall mean an ADM for Private Line Service and a switch for ATM Service.

B. If a Service experiences an Epidemic for two (2) consecutive months, Bell Atlantic may give written notice to Genuity during such Epidemic that Genuity has thirty (30) days to cure the Epidemic. If Genuity does not cure the Epidemic within thirty (30) days of receiving such written notice, Bell Atlantic
may terminate the affected Service.   Election of this remedy supercedes any
other applicable SLAs for the terminated Service as of the date of election.
Any reduction in the Purchase Commitment shall be governed by the applicable sections of the Agreement. To the extent Services are terminated, the Purchase Commitment reductions shall only apply with respect to services comparable to the terminated Service under this Service Schedule. Nothing herein shall limit either party's right to conduct an audit pursuant to Section 14.12 of the Agreement. The Purchase Commitment reduction for termination for a Service resulting from an Epidemic shall be based upon the most current product-specific forecast projected to the end of the Term for such Service or twenty percent (20%) of the balance of the Purchase Commitment at the time of Service termination, whichever is greater.

29.  Service Level Agreements for Services.  Genuity will meet the Service
     -------------------------------------
Levels specified in Attachment A to this Service Schedule. If Genuity fails to meet the SLAs, Bell Atlantic shall be entitled to associated remedies specified in Attachment A and Section 28 above. The SLAs shall not apply in the event of Force Majeure, Planned Outages or Bell Atlantic and/or Bell Atlantic's End Users actions that materially impact Genuity's ability to meet the SLAs. The SLA remedies identified herein shall be Bell Atlantic's sole and exclusive remedy for SLA failure, except for the following: (i) Genuity's gross negligence; (ii) Genuity's willful misconduct; (iii) Genuity's indemnity obligations for infringement pursuant to Section 10.1 of the Agreement; (iv) Genuity's confidentiality obligation pursuant to Section 9 of the Agreement; (v) imposition of fines or penalties on Bell Atlantic by any regulatory agency to the extent imposition of such fines or penalties is caused by Genuity's SLA failures. Both Parties agree to monthly review meetings to discuss Service Level performance related issues. Genuity agrees to initiate and coordinate the monthly review meetings.

30.  Definitions/Acronyms  The terms used in this Service Schedule and its
     --------------------
related Attachments shall have their normal or common meanings ascribed to them by the telecommunications industry, unless defined otherwise herein. For the purposes of this document, the following terms shall have the meanings below:

Access shall mean a dedicated connection between the Bell Atlantic End User
------
network interface device and the Genuity-designated Access hub.

Adjacency/adjacent shall mean the relationship formed between neighboring ADM
------------------
and/or Regeneration Equipment for the purposes of exchanging information based on the use of a common media segment.

Access Hub to Access Hub Circuit  An Access Hub to Access Hub circuit that
--------------------------------
originates and terminates at Genuity designated Access provider locations.

ADM "Add Drop Multiplexer"
---

ALT "Alternative Local Transport"
---

ATM "Asynchronous Transfer Mode"
---

Bit shall denote the smallest unit of information in a binary system of
---
notation.

Bits Per Second (bps) shall mean the number of bits transmitted in a one-second
---------------------
interval.

Business Day shall mean Monday through Friday from 8:00 a.m. to 5:00 p.m. Local
------------
Time excluding holidays.

CAP "Competitive Access Provider"
---

CDDD "Customer Desired Due Date" shall mean the date that Bell Atlantic
----
requests Service to be available for use.

Channel shall mean a path for electrical transmission between two or more points
-------
with the path having a bandwidth and termination of subscriber's own choosing.

Circuit shall mean any individual DS-0 through OC-N or other data transmission
-------
service Genuity furnishes to Bell Atlantic under the terms of this Service Schedule.

CLR "Circuit Layout Record"
---

CPE "Customer Provided Equipment"
---

DS-3 Services shall mean Digital Signal Level 3, which is the equivalent of 28
-------------
T-1 channels operating at 44.736 Mbps, and is also called T-3.

End to End. A circuit originating at a Bell Atlantic End User network interface
-----------
and terminating at a separate Bell Atlantic End User network interface, or a circuit originating at a Bell Atlantic network interface and terminating at the Bell Atlantic/Genuity network interconnection point.

FOC "Firm Order Confirmation"
---

ICB "Individual Case Basis"
---

IXC "Interexchange Carriers"
---

LEC "Local Exchange Carrier"
---

MRC "Monthly Recurring Charge"
---

MRT "Marketing Readiness Test"
---

Network-to-Network Interface "Network-to-Network Interface" (NNI) allows
----------------------------
connectivity between two networks (i.e. ATM cloud to ATM cloud.) This generally consists of NNI port(s) and the interoffice transport between the ports.

NRC "Non-Recurring Charge"
---

Off-Net Any connection which is provisioned by Genuity but is not provisioned
-------
on the Genuity network.

On-Net Any connection provisioned by Genuity to connect Bell Atlantic to the
------
Genuity POP used for interconnection to the Off-Net link (for connection to an end user site).

ORT "Operational Readiness Test"
---

Outage shall mean a loss of the use of a Service.
------

Permanent Virtual Circuit (PVC) shall mean a pre-defined software routed
-------------------------------
connection creating a virtual network path (circuit) which is always available without any call set-up delay.

Planned Service Outage/Scheduled Outage shall mean any Service Outage, caused by
---------------------------------------
mutually agreed upon prior scheduled maintenance or planned enhancements or upgrades to either Party's Network.

PoP "Point of Presence"
---

POP to POP shall mean either a connection from the Bell Atlantic / Genuity point
----------
of interconnection to a different Genuity POP, or a connection from one Genuity POP to another Genuity POP.

Regenerator A receiver and transmitter combination used to reconstruct signals
-----------
for digital and or optical transmission.

SLA "Service Level Agreement" shall mean the performance commitment Genuity
---
will make to Bell Atlantic on selected products, services, and performance criteria

SONET "Synchronous Optical Network"
-----

UNI "User-to-Network Interface"
---


Bell Atlantic                          Genuity Solutions Inc.:




By:    ______________________________        By:    ___________________________


Name:  ______________________________        Name:  ___________________________


Title: ______________________________        Title: ___________________________


Date:  ______________________________        Date:  ___________________________

                                 ATTACHMENT A

                             SERVICES DESCRIPTIONS
                     INCLUSIVE OF SERVICE LEVEL AGREEMENTS


                         Attachment A.1  Private Line

                              Attachment A.2 ATM

                          Attachment A.3 Generic SLAs

                                Attachment A.1

                                      to

                   Purchase, Resale and Marketing Agreement

                               Service Schedule

        "SONET Based Private Line Transport Service for Bell Atlantic"

Table of Contents:
1.     SONET Based Private Line Transport Service Overview                        3
2.     Product Features and Functionality                                         3
2.1    High Level Functionality                                                   3
2.2    Product Features Set                                                       3
2.3    Interconnection and Access                                                 3
2.4    Performance and Reliability Requirements                                   4
2.4.1  Service Level Agreements for SONET Based Private Line Transport Service    4
2.4.2  Measurement Period                                                         4
2.4.3  Commencement of SLA Credits                                                4
2.4.4  Time to Restore                                                            4
2.4.5  Circuit Availability SLA Credit/Remedy                                     5
2.4.6  Auto Restoral Time                                                         7
2.4.7  Latency SLA Credit/Remedy                                                  7
2.4.8  Installation Intervals SLA Credit/Remedy                                   7
2.4.9  SLA Credit Policies                                                        8
2.4.10  Exclusions from Computation of Circuit Performance SLA Failure            8
2.4.11  Bell Atlantic Right to Terminate Circuits                                 8

1.   SONET Based Private Line Transport Service Overview

SONET Based Private Line Transport Service ("Private Line" or "Private Line Service") products are point to point services derived from the basic SONET building block of the Genuity backbone. Synchronous optical network (SONET) defines optical carrier (OC) levels and electrical equivalent synchronous transport signals (STS) for fiber optic based transmission hierarchy. It is a standard specified by the Exchange Carriers Standards Association (ECSA) for American National Standards Institute (ANSI). SONET uses a basic transmission rate of STS-1 equivalent to 51.84 Mbps.

Higher rate transmissions are integer multiples of this base rate. Many types of services ranging from voice to high-speed data and video are transmitted using this format.

SONET provides the scalable bandwidth to transport information from one point to another at a variety of speeds. Private Line Services can support the transport of protocol services applied to voice or data service such as IP, ATM and Frame Relay. These in turn support a range of applications used by Bell Atlantic and/or Bell Atlantic End Users.

2.   Product Features and Functionality

2.1  High Level Functionality

There are three principal classes of service of Genuity Private Line Services available each with a subset of configurations.

a.   End to End
b.   Access Hub to Access Hub
c. Genuity POP to Genuity POP - This will become available with the introduction of direct optical connect and collocation as may be set forth in future amendments to the Agreement.

2.2  Product Features Set

Genuity is offering Private Line Services that include DS-3, OC-3, OC-12, OC-48 speeds. The OC-3, OC-12, circuits may be concatenated, as well.

Genuity products will make use of the SONET pointer capabilities to dynamically align VT and STS payloads, thereby permitting easy dropping, inserting and cross connecting of payloads in the network. Additional use of the SONET capabilities will be drawn on to provision 1+1 capabilities to support wholesale customer demands. The SONET rings on the Genuity backbone are four (4) fiber Bi-Directional Line Switch Ring (BLSR).

2.3  Interconnection and Access

Bell Atlantic's interconnection to the Genuity network may be at the Access Hub
or Genuity POP.   The standard interconnection option for Bell Atlantic customer provided access (CPA) services is at the Access Hub. The Genuity backbone is exclusively optical. For Access Hub to

Access Hub and Genuity POP to Genuity POP, Bell Atlantic is responsible for access. The End to End Service includes Access in accordance with the terms in the Service Schedule.

2.4  Performance and Reliability Requirements

2.4.1 Service Level Agreements for SONET Based Private Line Transport Service The Service Level Agreements (SLA) for SONET based Private Line Services are set forth in the Table 2.4.1-1. Table 2.4.1-1 also contains references to metric definitions and SLA remedies described within this document.


       Table 2.4.1-1  SONET Based Private Line Service Level Commitments

-----------------------------------------------------------------------------------------------------------
          Metric               Metric       SLA Commitment        SLA Failure Condition          SLA
                             Described in                                                       Remedy
                               Section                                                         Described
                                                                                               in Section
-----------------------------------------------------------------------------------------------------------
1         Time to Restore        2.4.4       (1)*hours (End -        Refer to Section 2.4.5       2.4.4
                                             End), *% of the time
                                             (1)*Hours (POP -
                                             POP) *% of the time
------------------------------------------------------------------------------------------------------------
2         Circuit                2.4.5       (2)*%(POP-POP linear)   Refer to Section 2.4.5       2.4.5
          Availability                       (2)*% (POP-POP ring)
                                             (2)*% (End - End)
------------------------------------------------------------------------------------------------------------
3         Auto Restoral          2.4.6       (1)*ms (Ring)           (3)*ms (Ring)                2.4.6
          Time
------------------------------------------------------------------------------------------------------------
4         Latency                2.4.7       (1)*ms                  (3)*ms                       2.4.7
------------------------------------------------------------------------------------------------------------
5         Installation           2.4.8       See Table 2.4.8-1       A.  Actual installation      2.4.8
          Intervals                                                  date is more than five (5)
                                                                     business days beyond
                                                                     Projected Due Date in FOC.
                                                                     B.  Actual installation
                                                                     date is more than fifteen
                                                                     (15) business days beyond
                                                                     the Projected Due Date in
                                                                     FOC.
----------------------------------------------------------------------------------------------------------

(1) = Less than or equal to
(2) = Greater than or equal to
(3) = Greater than

2.4.2  Measurement Period

SLAs are measured on a calendar month basis.

2.4.3  Commencement of SLA Credits

Circuits require a full calendar month of measurable activity. No credits will be given for partial month activity.

2.4.4  Time to Restore

The SLA Credit/Remedy for Time to Restore (TTR) is accounted for in the Circuit Availability SLA set forth in 2.4.5. TTR is not a parameter that is directly measured for SLA crediting.

TTR shall be the cumulative amount of time (minutes/hours) between the opening of a trouble ticket by Genuity and the closeout process set forth in the Service Schedule and its' attachments.

2.4.5  Circuit Availability SLA Credit/Remedy

The Private Line Circuit Availability is designed to meet the availability requirements as shown in Table 2.4.1-1. Tables 2.4.5-1, 2.4.5-2, and 2.4.5-3 contain references to metric definitions and SLA remedies described within this document.

A Service outage ("Outage") shall begin upon the earlier of Genuity's actual knowledge of the Outage or Genuity's receipt of a telephone call to the telephone number designated in the Trouble Reporting Attachment of this Service Schedule.

Table 2.4.5-1 Access Hub to Access Hub Circuit Availability SLA Credits

------------------------------------------------------------------------------------
        Service Outage Duration                           SLA MRC Credit
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                     0(1)*#                                      0%
------------------------------------------------------------------------------------
                     *(1)*                                       5%
------------------------------------------------------------------------------------
                     *(1)*                                      10%
------------------------------------------------------------------------------------
                     *(1)*                                      20%
------------------------------------------------------------------------------------
                     *(1)*                                      40%
------------------------------------------------------------------------------------
                     *(1)*                                      80%
------------------------------------------------------------------------------------
                       *+                                      100%
------------------------------------------------------------------------------------

(1) = Less than or equal to

        Table 2.4.5-2 End to End SONET Circuit Availability SLA Credits

------------------------------------------------------------------------------------
       Service Outage Duration                               SLA MRC Credit
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                     0(1)*#                                      0%
------------------------------------------------------------------------------------
                     *(1)*                                       5%
------------------------------------------------------------------------------------
                     *(1)*                                      10%
------------------------------------------------------------------------------------
                     *(1)*                                      20%
------------------------------------------------------------------------------------
                     *(1)*                                      40%
------------------------------------------------------------------------------------
                     *(1)*                                      80%
------------------------------------------------------------------------------------
                       *+                                      100%
------------------------------------------------------------------------------------

(1) = Less than or equal to

        Table 2.4.5-3 End to End Linear Circuit Availability SLA Credits

------------------------------------------------------------------------------------
           Service Outage Duration                       SLA MRC Credit
------------------------------------------------------------------------------------
                     0(1)*#                                      0%
------------------------------------------------------------------------------------
                     *(1)*                                       5%
------------------------------------------------------------------------------------
                     *(1)*                                      10%
------------------------------------------------------------------------------------
                     *(1)*                                      20%
------------------------------------------------------------------------------------
                     *(1)*                                      40%
------------------------------------------------------------------------------------
                     *(1)*                                      80%
------------------------------------------------------------------------------------
                       *+                                      100%
------------------------------------------------------------------------------------

(1) = Less than or equal to

#    Three (3) Service affecting Outages on an individual circuit in any given month will be treated as being equal to a one (1) hour POP to POP or End to End SONET or four (4) hour End to End linear cumulative Outage or actual accumulative Outage, whichever is greater.

The Outage durations identified in the above tables are cumulative on a monthly, per circuit basis. Credit shall not exceed 100% of the MRC.

Access Hub to Access Hub Circuit - An Access Hub to Access Hub circuit that originates and terminates at Genuity designated access provider locations.

End to End SONET Circuit - An End to End SONET circuit that originates and terminates in Bell Atlantic specified locations, with the entire circuit, including the backbone and local access, being provisioned on four (4) fiber BLSR based technology.

End to End Linear Circuit - An End to End Linear circuit that originates and terminates in Bell Atlantic specified locations. Some or all of the access portions of this circuit may be linear.

2.4.6  Auto Restoral Time

The Auto Restoral Time for a Private Line circuit (POP to POP only) on a SONET ring is 50 - 110ms. The SLA Credit/Remedy for Auto Restoral Time is accounted for in the Circuit Availability SLA set forth in this document. Auto Restoral Time is not a parameter that is directly measured for SLA crediting.


2.4.7  Latency SLA Credit/Remedy

The Genuity SONET based Private Line Service is designed to meet the latency requirements as shown in Table 2.4.1-1. Latency is a function of circuit miles traversed. The one-way network latency is measured from the ingress interface at the entry Genuity POP to the egress interface at the exiting Genuity POP.

Genuity shall agree to test latency on any circuit upon written request of Bell Atlantic. If the latency constitutes an SLA failure, Genuity shall have thirty
(30) days from the date of test completion to make the circuit SLA compliant.
If the latency is SLA compliant, Bell Atlantic agrees to reimburse Genuity for commercially reasonable costs of the testing, not to exceed $1,000 plus travel costs per test performed. Bell Atlantic will have the option to request latency test(s) on 1% of the installed circuit base or 5 per month, whichever is greater. This SLA does not cover route specific requests from Bell Atlantic.

2.4.8  Installation Intervals SLA Credit/Remedy

If the actual installation date is more than five (5) business days beyond the Projected Delivery Date contained in the FOC, Genuity shall waive the access facility installation NRCs associated with the installation. In addition, if the actual installation date is more than fifteen (15) business days beyond the Projected Delivery Date, Bell Atlantic has the option to cancel the Order with no cancellation charges.

                     Table 2.4.8-1 Installation Intervals

-----------------------------------------------------------------------------------------------
                          DS-3                 OC-3                 OC-12                OC-48
-----------------------------------------------------------------------------------------------
Access Hub to               30                   45                   60                  ICB
Access Hub
----------------------------------------------------------------------------------------------
End to End                  60**                ICB                  ICB                  ICB
-----------------------------------------------------------------------------------------------

The numbers delineated in Table 2.4.8-1 are business days.

** Genuity will provide a table (2.4.8-2) within ninety (90) days of the Effective Date of the Agreement including a list of cities where forty-five (45) business day intervals are available for End to End DS-3 Service. This table shall be incorporated herein as Table 2.4.8-2 and table will be updated semi-annually.

2.4.9  SLA Credit Policies

Access Hub to Access Hub Circuit Availability performance credit(s) will be proactively credited by Genuity to Bell Atlantic. End to End Circuit Availability performance credits will be verified and applied upon Bell Atlantic's written request. Genuity is responsible for verifying SLA non-compliance, not later than the end of the calendar month following the SLA failure, prior to crediting Bell Atlantic's account.

2.4.10  Exclusions from Computation of Circuit Performance SLA Failure

See the Section entitled "Service Level for Services" in the Service Schedule for authorized exclusions in addition to any other exclusions as may be specifically identified herein.

2.4.11  Bell Atlantic Right to Terminate Circuits

2.4.11.1
For Genuity provided circuits that suffer a cumulative monthly service Outage in excess of two (2) hours for Access Hub to Access Hub and End to End SONET and six (6) hours for End to End Linear for three (3) consecutive months in the first six (6) months after the installation date, Bell Atlantic has the option to terminate the affected circuits without liability, except for charges incurred prior to discontinuance.

2.4.11.2
For Genuity provided circuits that suffer a cumulative monthly service Outage in excess of one (1) hour for Access Hub to Access Hub and End to End SONET and four (4) hours for End to End Linear for three (3) consecutive months, after six
(6) months of installation, Bell Atlantic has the option to terminate the affected circuits without liability, except for charges incurred prior to discontinuance.

2.4.11.3
For circuits that suffer a service Outage per the SLAs referenced in Section
2.4.11.1 and 2.4.11.2 in five (5) months out of any twelve (12) month period, Bell Atlantic has the option to terminate the affected circuits without liability, except for charges incurred prior to discontinuance.

2.4.11.4
Should Bell Atlantic decide to terminate circuits, Bell Atlantic must provide written notice to Genuity of its intent to disconnect no later than sixty (60) calendar days following the conclusion of the third consecutive month or the fifth month out of any twelve (12) month period of service with SLA violations. Genuity shall within thirty (30) calendar days following receipt of such notice, terminate this circuit.

                                Attachment A.2

                                      to

                   Purchase, Resale and Marketing Agreement

                               Service Schedule


                   "ATM Transport Service for Bell Atlantic"

                               TABLE OF CONTENTS

SECTION 1  INTRODUCTION...................................................................................   1

     1.1  ATM Product Overview............................................................................   1
     1.2  Acronyms........................................................................................   1

SECTION 2  PRODUCT FEATURES AND FUNCTIONALITY.............................................................   1

     2.1  High Level Functionality Description............................................................   1
     2.2  Product Feature Set.............................................................................   1
          2.2.1   Physical Connections....................................................................   1
          2.2.2   Virtual Connections.....................................................................   1
     2.3  Technology Overview.............................................................................   2
          2.3.1   Genuity ATM Switches....................................................................   2
          2.3.2   Integrated Local Management Interface (ILMI)............................................   2

     2.4  Product Functionality...........................................................................   2
          2.4.1   Asymmetric PVCs.........................................................................   2
          2.4.2   Performance and Reliability Requirements................................................   2
                  2.4.2.1   Network Availability..........................................................   2
                  2.4.2.2   Cell Latency..................................................................   3
                  2.4.2.3   Cell Loss.....................................................................   3
                  2.4.2.4   Cell Delay Variation..........................................................   3
                  2.4.2.5   ATM Maximum Burst Size........................................................   3
                  2.4.2.6   ATM Over-subscription Parameters..............................................   3
          2.4.3   Fraud Control Requirements..............................................................   3
          2.4.4   Service Level Agreements:...............................................................   4
                  2.4.4.A   Measurement Period............................................................   4
                  2.4.4.1.  SLA Cost to Customer..........................................................   5
                  2.4.4.2   Commencement of SLA Credits...................................................   4
                  2.4.4.3   Circuits Covered by SLA.......................................................   4
                  2.4.4.4   Remedies for Average Network Availability and Average CLR SLA.................   4
                  2.4.4.5   SLA Credit Policies...........................................................   7
                  2.4.4.6   Verification of Non-Compliance................................................   7
                  2.4.4.7   Time to Restore...............................................................   7
                  2.4.4.8   Exclusions from computation of Network Performance SLA Values.................   7
                  2.4.4.9   CLR Allowance for Sample Period Errors........................................   7
                  2.4.4.10  Action Required of Genuity after 2 Months of Circuit Performance Violations...   7
                  2.4.4.11  Bell AtlanticRight to Terminate Networks......................................   7
                  2.4.4.12  Bell Atlantic Right to Terminate Circuits.....................................   7
                  2.4.4.13  Per Virtual Circuit CLR Remedies..............................................   7
                  2.4.4.14  Per Virtual Circuit Availability Remedies.....................................   7
                  2.4.4.15  Cell Delay SLA Remedies.......................................................   8
                  2.4.4.16  Peak to Peak Cell Delay Variation SLA Remedies................................   8
                  2.4.4.17  Installation Interval SLA Remedies............................................   8
                  2.4.4.18  CLR Allowance for SONET Layer Defined Fault Protection Mechanism..............   8

SECTION 3  CUSTOMER SUPPORT...............................................................................  10

     3.1   Trouble Management.............................................................................  10
     3.2   OSS Integration................................................................................  10
     3.3   Network Operation..............................................................................  10

SECTION 4  TERMS AND CONDITIONS ASSOCIATED WITH THE ATM PRICING...........................................  10

                                 LIST OF TABLES

Table 2.4.4-1      ATM Service Level Commitments...........................  4
Table 2.4.4.4-2    PoP-to-PoP Average Availability SLA Credits.............  5
Table 2.4.4.4-3    End-to-End Average Availability SLA Credits.............  6
Table 2.4.4.4-4    CLR SLA Credits.........................................  6

                           Section 1   INTRODUCTION

1.1 ATM Product Overview

     ATM is a high-bandwidth, fast-packet switching technology based on fixed-length cells of 53 bytes. ATM combines the statistical multiplexing efficiencies of packet-switching with the low delay characteristics of circuit
switching technologies.   This document summarizes the ATM Transport Service
("ATM" or "ATM Service") and service level agreements (SLAs) provided by the Genuity network for Bell Atlantic.

1.2 Acronyms

AAL       ATM Adaptation Layer
ATM       Asynchronous Transfer Mode
CBR       Constant Bit Rate
CDV       Cell Delay Variation
CLR       Cell Loss Ratio
CTD       Cell Transfer Delay
Genuity   Genuity Global Network Infrastructure
ICB       Individual Case Basis
ILMI      Integrated Local Management Interface
Mbps      Megabits per second
MBS       Maximum Burst Size
MRC       Monthly Recurring Charge
PCR       Peak Cell Rate
POP       Point of Presence
PVC       Permanent Virtual Channel
PVP       Permanent Virtual Path
QoS       Quality of Service
SBU       Strategic Business Unit
SCR       Sustainable Cell Rate
SLA       Service Level Agreement
TTR       Time to Restore
UBR       Unspecified Bit Rate
UNI       User Network Interface
VBR-nrt   Variable Bit Rate Non-Real Time
VBR-rt    Variable Bit Rate Real Time


                Section 2   PRODUCT FEATURES AND FUNCTIONALITY

2.1 High Level Functionality Description

     Genuity ATM transport establishes ATM connections between a Bell Atlantic's End User site and one or more locations, including, as applicable, a network interconnection with Bell Atlantic. Each connection will be a permanent virtual channel (PVC) or a permanent virtual path (PVP). Each supported ATM virtual connection is a point-to-point (or point-to-interconnect) connection. Genuity ATM is connection-oriented, cell-based data transport capable of physical access interconnection speeds from DS-3 to OC-12c Genuity, on an individual case basis, will work to develop alternatives to provide Bell Atlantic customers lower speed physical interconnections to the Genuity network when business economics warrant.

2.2  Product Feature Set

2.2.1  Physical Connections

     The customer interfaces to the ATM Transport through DS3 (un-channelized), OC-3c or OC-12c interfaces

     ATM cell formatting and traffic policing are compliant with the ATM Forum UNI v3.0/3.1 Specifications.

2.2.2  Virtual Connections

The ATM Transport supports the following categories of traffic for virtual connections:

A. Constant Bit Rate (CBR): An ATM category that supports a constant or guaranteed rate to transport applications, such as video distribution, that require rigorous timing control and performance parameters. The traffic parameters associated with CBR are Peak Cell Rate (PCR), Cell Transfer Delay
    (CTD) and Cell Delay Variation (CDV).

B. Real Time Variable Bit Rate (VBR-rt): The real-time VBR category is intended for time-sensitive applications (i.e., those requiring tightly constrained delay and delay variation), such as interactive multimedia. Sources are, however, expected to transmit at a rate that varies with time. Traffic parameters are PCR and Sustainable Cell Rate (SCR). Cells that are delayed beyond CTD are assumed to be of significantly less value to the application. Default value for PCR is set at 1.4 times SCR. Maximum Burst Size (MBS) is also a traffic parameter for the real-time VBR with a default setting of 100 cells.

C. Non-Real-Time Variable Bit Rate (VBR-nrt): The non-real time VBR category is intended for applications which have bursty traffic characteristics and do not have tight constraints on delay and delay variation. Like VBR-rt, VBR-nrt traffic parameters are PCR and SCR. For those cells that are transferred within the traffic profile, the application expects a low CLR. Default value for PCR is set at 2.0 times SCR. Maximum Burst Size (MBS) is also a traffic parameter for the non-real time VBR service categories with a default setting off 100 cells

D. Unspecified Bit Rate (UBR): An ATM category that does not specify traffic related performance guarantees. Specifically, UBR does not include the notion of a per-connection negotiated bandwidth. No numerical commitments are made with respect to the CLR experienced by a UBR connection, nor to the CTD experienced by cells on the connection.

For both PVC and PVP transport, the traffic profile may be subscribed for each direction of the connection independently. The values for the parameters indicated above are set forth in the data gathering form negotiated with the customer. For the PVP option, the subscribed traffic profile must be able to satisfy the QoS of the most demanding virtual channel connection (VCC) that may be carried on that virtual path connection (VPC).

2.3  Technology Overview

2.3.1  Genuity ATM Switches
Genuity selected the Ascend models CBX-500 & GX-550 switch as its core network ATM switches.

2.3.2  Integrated Local Management Interface (ILMI)
The Genuity ATM transport is compliant with the following ATM Forum specifications:

A. ATM User-Network Specification V3.0, af-uni-0010.001, ATM Forum Technical Committee, Sept 1993
B. ATM User-Network Specification V3.1, af-uni-0010.002, ATM Forum Technical Committee, 1994
C.   ILMI 4.0, af-ilmi-0065.000, ATM Forum Technical Committee, Sept 1996
Bell Atlantic's and Bell Atlantic's End Users' ATM equipment must be similarly compliant with the above specifications.

2.4  Product Functionality

2.4.1  Asymmetric PVCs
PVCs are bi-directional circuits, and typically but not necessarily, these parameters are configured to be the same information rates in both directions. However, the business needs of Bell Atlantic may require that additional bandwidth be allocated in one direction and not the other direction. Genuity's ATM transport enables Bell Atlantic to provision and price PVCs, as two unique asymmetric PVCs, with different information rates between its locations.

2.4.2  Performance and Reliability Requirements

2.4.2.1  Network Availability
The Genuity ATM transport is designed meet the availability requirements as shown in Table 2.4.4-1. A connection is considered available if it is possible to transmit bits through the connection.

For each Point of Presence to Point of Presence (POP-to-POP) connection, availability values are from the ingress interface at the entry on-right of way Genuity POP to the egress interface at the exit on-right of way Genuity POP, and include any on-right of way back-haul between the points of Bell Atlantic/Bell Atlantic End User interconnection and the Genuity's ingress/egress ATM switches for each ATM network ordered by Bell Atlantic hereunder (i.e. Interconnection point(s) to the Bell Atlantic network are considered as POP/POP equivalent(s)).

For each End-to-End connection, availability values are from the network entry-point, CSU/DSU, at the Bell Atlantic End User's premise to the network exit-point, CSU/DSU, at the Bell Atlantic's End User premise. To provide this level of transport, Customer Premise Equipment must be certified for compatibility on the Genuity network. Customer premise equipment requiring certification includes, but is not limited to, CSU/DSU equipment and routers. Genuity follows the Lucent certified list of CPE vendors. These vendors include, but are not limited to: Cisco, Nortel Networks, 3Com, Adtran, and Visual Networks (i.e. End-to-Interconnection point(s) to the Bell Atlantic network are considered as End-to-End-equivalent(s)).

As additional requirements are identified, Genuity will make commercially reasonable efforts to augment the list of certified vendor equipment based on market demand.

2.4.2.2  Cell Latency
Network latency or end-to-end delay is largely a function of circuit miles traversed. The one-way network latency is measured from the ingress interface at the entry Genuity POP to the egress interface at the exiting Genuity POP.

The Genuity ATM network is designed to meet the latency values shown in Table 2.4.4-1

2.4.2.3  Cell Loss
The cell loss ratio (CLR) for ATM transport is defined in the ATM Forum Traffic Management Specification, Version 4.0 (af-tm-0056.000). Cell Loss Ratio is the (total cells lost) divided by (total cells delivered). The Genuity ATM network is designed to meet the cell loss ratio values shown in Table 2.4.4-1

Cell loss due to saturation of an oversubscribed/1/ egress port is not considered a failure on Genuity's part to meet the CLR performance characteristics.

2.4.2.4  Peak to Peak Cell Delay Variation
The Genuity ATM network is designed to meet the peak-to-peak CDV values shown in Table 2.4.4-1

2.4.2.5  ATM Maximum Burst Size
The default values for VBR-rt and VBR-nrt maximum burst size is 100 cells. On an individual case basis, requests for higher values will be reviewed for feasibility.




2.4.2.6    ATM Over-subscription Parameters
Genuity ATM transport will allow port over-subscription values for VBR-rt and VBR-nrt.


                       --------------------------------------
                        Transport Element              Value
                       --------------------------------------
                             SCR                       200%
                       --------------------------------------
                             PCR                       500%
                       --------------------------------------

Note these numbers represent the total port bandwidth allocations, but that they may not all be simultaneously active at the same time.

2.4.3  Fraud Control Requirements
The primary goal of the Genuity's network security architecture is to protect Genuity resources and reputation by securing its infrastructure and operations. Protection of end user's traffic and sites is not a Genuity responsibility; rather it is an end user responsibility.



/1/ In this statement "Oversubscribed" is defined as when the aggregate equivalent bandwidth for circuits requested on a port exceeds the port's capacity to carry all such circuits simultaneously.

2.4.4  Service Level Agreements:
Service Level Agreements (SLA) are set forth in the Table 2.4.4-1. Table 2.4.4-1 also contains references to metric definitions and SLA Remedies described within this document.

                 Table 2.4.4-1  ATM Service Level Commitments

------------------------------------------------------------------------------------------------------------------------------------
      Metric            Metric            SLA Commitment                         SLA Infraction Level                   SLA Remedy
                      Described in                                                                                     Described in
                        Section                                                                                          Section
------------------------------------------------------------------------------------------------------------------------------------
Average Network       2.4.2.1            more than or equal to *%  POP-to-POP      less than *% POP-to-POP               2.4.4.4
Availability/2/                          more than or equal to *%  End-to-End      less than *% End-to-End (SONET local
                                         (SONET local facilities)/3/               facilities)
                                         more than or equal to *%  End-to-End      less than*% End-to-End with
                                         with Standard Local Facilities            Standard Local Facilities
------------------------------------------------------------------------------------------------------------------------------------
Per PVC               2.4.2.1            more than or equal to *%  POP-to-POP      less than *% POP-to-POP               2.4.4.14
Availability/45/                         more than or equal to *%  End-to-End      less than *% End-to-End (SONET local
                                         (SONET local  facilities)/6/              facilities)
                                         more than or equal to *%  End-to-End      less than *% End-to-End with Standard
                                         with Standard Local Facilities            Local Facilities
------------------------------------------------------------------------------------------------------------------------------------
Average               2.4.2.2            CBR less than or equal to * msec          CBR     more than *msec               2.4.4.15
Network Cell                             VBR-rt less than or equal to * msec       VBR-rt  more than *msec
Latency (one-way)                        VBR-nrt less than or equal to * msec      VBR-nrt more than *msec
                                         UBR less than or equal to * msec          UBR more than *msec
                                         At or above the */th/ percentile          At the */th/ percentile
                                         of cells                                  of cells
------------------------------------------------------------------------------------------------------------------------------------
Average              2.4.2.3            END-to-END and POP-to-POP.                 END-to-END and POP-to-POP.            2.4.4.4
Network Cell                            CBR  less than or equal to *               CBR      more than *
Loss Ratio                              VBR-RT less than or equal to *             VBR-RT   more than *
(CLR)                                   VBR-NRT less than or equal to *            VBR-NRT  more than *
                                        (UBR circuits have No CLR SLA)             UBR is Not Applicable
-----------------------------------------------------------------------------------------------------------------------------------
Per PVC Cell         2.4.2.3            POP-to-POP                                 POP-to-POP                            2.4.4.13
Loss Ratio                              CBR less than or equal to *                CBR      more than *
(CLR)                                   VBR-RT  less than or equal to *            VBR-RT   more than *
                                        VBR-NRT less than or equal to *            VBR-NRT  more than *
                                        (UBR circuits have No CLR SLA)             UBR is Not Applicable
-----------------------------------------------------------------------------------------------------------------------------------
Peak to Peak         2.4.2.4            CBR     less than or equal to * msec       CBR      more than *msec              2.4.4.16
Cell Delay                              VBR-rt  less than or equal to * msec       VBR-rt   more than *msec
Variation                               VBR-nrt less than or equal to *  msec      VBR-nrt  more than *msec
(one-way)                               UBR     less than or equal to * msec       UBR      more than *msec
                                        At or above the */th/ percentile           At the */th/ percentile
                                        of cells                                   of cells
-----------------------------------------------------------------------------------------------------------------------------------

General ATM SLA terms and specific remedies are described in sections 2.4.4-1 through 2.4.4-18.

2.4.4.1  Measurement Period
SLAs are measured on a calendar month basis.

2.4.4.2  Commencement of SLA Credits
Circuits require a full calendar month of measurable activity. No credits will be given for partial month activity.

2.4.4.3  Network/Circuits Covered by SLA
Service level agreements include all ATM circuits and ATM Networks ordered hereunder for Bell Atlantic and Bell Atlantic's End User's. Network calculations are measured as average network availability and average cell loss rates. Calculations are made separately on each ATM network and each ATM circuit ordered by Bell Atlantic.

2.4.4.4 Remedies for Average Network Availability and Average CLR SLA Genuity's failure to meet the Average Network Availability and/or CLR SLAs will result in a percentage credit on Bell Atlantic's ATM bill for the following month for the affected ATM network. The SLA credit percentage is dependent on the number of consecutive months of SLA failure and the degree of failure.

-----------------------------
/2/ Bell Atlantic may select only one of the 3 (POP-to-POP or the End-to-End) average network availability credits each month. GNI will compute proactive credits each month based on the POP-to-POP availability.
/3/ The End-to-End with High Availability Tails Network Availability SLA
requires that a Bell Atlantic purchase SONET local loops.   High availability
local loops are not available to all Bell Atlantic End User locations.
/4/ Customers may select only one of the 3 (POP-to-POP or the End-to-End) per PVC network availability credits each month.

The number of consecutive months creates the base credit percentage and the degree of failure creates a multiplier. If the SLA failure is for one single month or for two consecutive months, then the base credit percentage is two percent (2%). If the consecutive SLA failure continues for a third or fourth-consecutive month, then the base credit percentage is four percent (4%). If the SLA failure continues for a fifth or greater consecutive month, then the base credit percentage is six percent (6%).

The following sets forth the multipliers:

i) For the Average Network Availability SLA, the multiplier is the number of tenths below the average network availability parameter set forth in Table 2.4.4-1; and

ii) For the CLR SLA, the multiplier is the number of power of tens (1 x 10/+1/) above the SLA value for the class of service as specified in Table 2.4.4-1. With the first power of ten increase in CBR and VBR-nrt representing a failure to meet the SLA Infraction Level.


          Table 2.4.4.4-2 PoP-to-PoP Average Availability SLA Credits

                    *

          Table 2.4.4.4-3 End-to-End Average Availability SLA Credits

                    *


     Table 2.4.4.4-4 CLR SLA Credits

                    *

2.4.4.5  SLA Credit Policies

The following SLAs on a POP to POP basis will be proactively credited, and are based on the Monthly Network Throughput and Network Availability Threshold Report Records: Average Network Availability and Average Cell Loss Ratio. All other SLA remedies will be applied upon Bell Atlantic request and verification by Genuity of SLA failure. Upon Bell Atlantic request, per Circuit credits will be verified and applied in the amount by which the aggregate Per Circuit SLA Credits exceed the Network level credit.

2.4.4.6  Verification of Non-Compliance

Genuity is responsible for verifying SLA non-compliance, not later than the calendar month following the SLA failure, prior to crediting a customer's account.

2.4.4.7  Time to Restore

Genuity will use commercially reasonable efforts to keep the Time to Restore
(TTR) under four hours (95% of the time) as measured over a one month period. TTR is not a parameter that is directly measured for SLA crediting, however TTR by its very nature is a factor in the computation of the overall Average Network Availability

2.4.4.8  Exclusions from computation of SLA Failures

Each timeframe with data exclusion will be reflected as such in the Summary Circuit Records. Oversubscribed circuits are eligible for Availability Performance credits, however oversubscribed circuits are not eligible for Cell Loss Violation credits. See the Section entitled "Service Level Agreements for Services" in the Service Schedule for all other authorized exclusions in addition to any other exclusions specifically identified.

2.4.4.9  CLR Allowance for Sample Period Errors

Computation of CLRs is based on reading and aggregating ingress and egress ATM cell count statistics across each ATM network ordered by Bell Atlantic hereunder. An allowance is made for cells in transit and cells not accounted for due to the switches operating with timing set utilizing the Network Timing Protocol (NTP) or equivalent level of accuracy.

2.4.4.10 Action Required of Genuity after 2 Months of Circuit Performance Violations

If an ATM circuit fails to meet the Per PVC Availability SLA and/or Per PVC CLR SLA for two (2) consecutive months, Genuity will use commercially reasonable efforts to coordinate (with Bell Atlantic approval) an alternate connection until such time as the original connection meets such SLA performance standards. Prior to reaching this two month maximum period Genuity may at its sole discretion exercise these same provisions. In the event Genuity performs pursuant to this provision Genuity is relieved from its obligations set forth below in 2.4.4.11.

2.4.4.11  Bell Atlantic Right to Terminate Networks

For Bell Atlantic End Users with ATM networks that operate for 3 consecutive months or 5 months out of any 12 months with Average Network Availability and/or Average Network CLR SLA failure violations, Bell Atlantic has the option to terminate the affected End User ATM network without liability, except for charges incurred prior to discontinuance. Should Bell Atlantic decide to terminate such Service, Bell Atlantic must provide written notice to Genuity of its intent to disconnect no later than 30 days following the conclusion of the 3/rd/ consecutive month or 5/th/ month out of any 12 month period of Service with such SLA violations.

2.4.4.12  Bell Atlantic Right to Terminate Circuits

For Bell Atlantic End Users with circuits that operate for 3 consecutive months or 5 months out of any 12 months with Per PVC Availability and/or Per PVC CLR SLA failure violations, Bell Atlantic has the option to terminate the affected circuits without liability, except for charges incurred prior to discontinuance. Should Bell Atlantic decide to terminate such circuits, Bell Atlantic must provide written notice to Genuity of its intent to disconnect no later than 30 days following the conclusion of the 3/rd/ consecutive month or 5/th/ month out of any 12 month period of service with SLA violations. Circuit terminations due to Cell Latency or Peak to Peak Cell Delay Variation SLA failure conditions are described in sections 2.4.4.15 and 2.4.4.16.

2.4.4.13  Per Virtual Circuit CLR Remedies

Notwithstanding the provisions contained in 2.4.4.14, 2.4.4.15, 2.4.4.16; credits for individual PVCs and PVPs that exceed the Per PVC Cell Loss Ratio SLA failure shall be equivalent to 50% of the MRC for the impacted PVCs.

2.4.4.14  Per Virtual Circuit Availability Remedies

Credits for individual PVCs and PVPs that exceed the Per PVC Availability SLA failure level shall be the percentage of MRC specified in the tables 2.4.4.14-1 through 2.4.4.14-3 below. Per Virtual Circuit credits are not additive, however Bell Atlantic may select the higher of the two credits that apply to a circuit that has exceeded both a POP to POP and an End to End SLA failure level.


             Table 2.4.4.14-1  Virtual Circuit POP to POP Credits

     -------------------------------------------------------------------------------------------------------
      % Availability                                            Month in a row
     -------------------------------------------------------------------------------------------------------
           From                             To ##                       1              2              3
     -------------------------------------------------------------------------------------------------------
             *                                 *                        0%             0%             0%
     -------------------------------------------------------------------------------------------------------
             *                                 *                       25%            50%           100%
     -------------------------------------------------------------------------------------------------------
             *                                 *                       50%            75%           100%
     -------------------------------------------------------------------------------------------------------
             *                                 *                       75%            90%           100%
     -------------------------------------------------------------------------------------------------------
             *                                 *                      100%           100%           100%
     -------------------------------------------------------------------------------------------------------

## greater than or equal to



Table 2.4.4.14-2  Virtual Circuit End to End with No Local Survivability Credits

     -----------------------------------------------------------------------------------------------------
      % Availability                                            Month in a row
     -----------------------------------------------------------------------------------------------------
           From                             To ##                        1              2              3
     -----------------------------------------------------------------------------------------------------
             *                                 *                        0%             0%             0%
     -----------------------------------------------------------------------------------------------------
             *                                 *                       25%            50%           100%
     -----------------------------------------------------------------------------------------------------
             *                                 *                       50%            75%           100%
     -----------------------------------------------------------------------------------------------------
             *                                 *                      100%           100%           100%
     -----------------------------------------------------------------------------------------------------

## greater than or equal to

   Table 2.4.4.14-3  Virtual Circuit End to End with High Availability Tail
                                Circuit Credits

     -----------------------------------------------------------------------------------------------------
      % Availability                                            Month in a row
     -----------------------------------------------------------------------------------------------------
           From                             To ##                       1              2            3
     -----------------------------------------------------------------------------------------------------
            *                                  *                        0%             0%           0%
     -----------------------------------------------------------------------------------------------------
            *                                  *                       25%            50%         100%
     -----------------------------------------------------------------------------------------------------
            *                                  *                       50%            75%         100%
     -----------------------------------------------------------------------------------------------------
            *                                  *                       75%            90%         100%
     -----------------------------------------------------------------------------------------------------
            *                                  *                      100%           100%         100%
     -----------------------------------------------------------------------------------------------------

## greater than or equal to

2.4.4.15  Cell Latency SLA Remedies

Genuity shall test Bell Atlantic's circuits from POP to POP or End to End to verify Cell Latency performance upon request of Bell Atlantic. If the Cell Latency is within SLA, the cost of the testing shall be assessed to Bell Atlantic. In this event, Bell Atlantic shall reimburse Genuity commercially reasonable costs of the testing, not to exceed $1000 plus travel costs for each test performed. If the Cell Latency is not within SLA, Genuity shall have 30 days from the date of Bell Atlantic's trouble report to restore the Cell Latency to comply with the SLA. If Genuity can not restore the Cell Latency, Bell Atlantic shall have the right to terminate the affected circuit at no cost.

2.4.4.16  Peak to Peak Cell Delay Variation SLA Remedies

Genuity shall test Bell Atlantic's circuits from POP to POP to verify Peak to Peak Cell Delay Variation performance upon request of Bell Atlantic. If the Peak to Peak Cell Delay Variation is within SLA, the cost of the testing shall be assessed to Bell Atlantic. In this event, Bell Atlantic shall reimburse Genuity commercially reasonable costs of the testing, not to exceed $1000 plus travel costs for each test perfomed. If the Peak to Peak Cell Delay Variation is not within SLA, Genuity shall have 30 days from the date of Bell Atlantic's trouble report to restore the Peak to Peak Cell Delay Variation to comply with the SLA. If Genuity can not restore the Peak to Peak Cell Delay Variation, Bell Atlantic shall have the right to terminate the affected circuit at no cost.

2.4.4.17  Installation Interval SLA Remedies

If actual installation date is more than 5 business days beyond the Projected Delivery Date contained in the FOC, Genuity shall waive the access facility installation NRCs, associated with the installation. In addition, if actual installation date is more than 15 business days beyond the Projected Delivery Date, Bell Atlantic has the option to cancel the Order with no cancellation charges.

2.4.4.18  CLR Allowance for SONET Layer Defined Fault Protection Mechanism

Since the computation of CLRs is based on reading and aggregating ingress and egress ATM cell count statistics across the network, a dropped cell allowance is made for cells in transit that are computed as lost cells due to Protection Switchover (1 second of lost data per protection switch event).

Section 3 Customer Support

     3.1    Trouble Management

 .    24 x 7 proactive end-to-end network monitoring (between Genuity POPs)

 .    24 X 7customer support

 .    Network performance reports that provide end-user view of:

 .    Data delivery rates per PVC

 .    Network availability per PVC

 .    Cell latency at a network level

 .    Data delivery and availability reports are available via Email: Some Web based reports shall be available in Y00

     3.2    OSS Integration

 .    The Genuity ATM transport supports SNMP M4 NE View MIB in af-nm-0095.001,
     ATM Technical Committee, July 1998.


     3.3    Network Operation

 .    The Genuity ATM network supports transport of ATM Cells of type AAL1, AAL2,
     AAL3, AAL4, and AAL5 compliant with ITU-T I.363 B-ISDN.

 .    The Genuity ATM network measures cell rate performance on a VCC and VPC basis.

 .    The Genuity ATM network supports the ability to track, calculate, and report on dropped ATM cells on a VCC and VPC basis.

 .    The Genuity ATM network supports the UPC function on all VCCs and VPCs to ensure proper congestion control and traffic management.

 .    The Genuity ATM network support automatic re-routing of connections due to network congestion and circuit loss based upon highest circuit priority.


        Section 4  Terms and Conditions associated with the ATM Pricing

ATM transport is provided as a distance insensitive capability. PVCs and PVPs are priced unidirectional. The Peak Cell Rate (PCR) of VBR PVCs and PVPs is governed by the SCR ordered Bell Atlantic: in the flat rate PVC/PVP offering, VBR-rt PCR is 1.4 multiplied by the SCR; and the VBR-nrt PCR is 2.0 SCR. Request for PCRs with multipliers greater than those stated above shall be supported at an increased cost. UBR transport is only available in conjunction with the active use of another ATM transport category on the same port and is limited to 40 Mbps. Maximum burst size (MBS) is limited to 100 cells. Request for larger burst sizes shall be supported at an increased cost.

                                Attachment A.3

                        GENERIC SERVICE LEVEL AGREEMENT

Pre-Sales Support
------------------------------------------------------------------------------------------------------------------
Standard Access         DS-3                     . DS-3                         $2000 credit per occurrence
Quote                   * business days of       . * or more business           against the MRC with a
                        --                         days                         maximum of $6,000 during a
                        receipt of request;      .                              calendar month
                        OC-N                     . OC-N
                        ----                     . * or more business
                        * business days            days
                        ---
------------------------------------------------------------------------------------------------------------------
Facility                Facilities               .  Facilities Availability:    $2500 credit per occurrence
Availability            Availability [PoP                                       against the MRC with a
Inquiry                 to PoP &                                                maximum of $7,500 during a
                        Access Hub to                                           calendar month
                        Access Hub for
                        Approved                 .  * or more business
                        Genuity Access              days for # 10
                        providers]:                 locations/circuits
                        # * business days of
                        ---
                        receipt of request; for
                        #   10                   .  * or more business
                        ----                        days for ### 10
                        locations/circuits          locations/circuits.
                        # * business days of

                        receipt of request
                        for 10
                        locations/circuits

------------------------------------------------------------------------------------------------------------------
Custom Opportunity      Genuity will respond     .  Genuity takes more          $2000 credit per occurrence
Request Response        to Bell Atlantic            than * business days to     against the MRC with a
                        within * business           respond to the Custom       maximum of $6,000 during a
                        days from receipt of        Opportunity request         calendar month
                        the Custom
                        Opportunity request
                        specifying whether
                        Genuity will
                        participate in the
                        Custom Opportunity
------------------------------------------------------------------------------------------------------------------

#    less than or equal to.
##   less than.
###  greater than

Order Entry/Provisioning
------------------------------------------------------------------------------------------------------------------
Firm Order             #* business days of      ##* business days of           Operational escalation to
Confirmation           Genuity's acceptance     Genuity's acceptance of        include detailed correction
(Except for the        of Bell Atlantic Order   Bell Atlantic Order for PoP    plans-----
following: 1.          for PoP to PoP Service   to PoP Service
Reasonable outside     #* business days of                                     Bell Atlantic may cancel the
construction           Genuity's acceptance     ##* business days of           affected Order with no
delays; and 2          of Bell Atlantic Order   Genuity's acceptance of        cancellation charges. For each
Delays caused by       for DS-3 or lower        Bell Atlantic Order for        24 hour period the FOC is
LEC/CAP/ALT/ IXC       speed End to End         DS-3 or lower speed End to     overdue, Bell Atlantic will be
providers)             Service                  End Service                    entitled to a 2% reduction in
                       #* business days of                                     the first month's MRC.
                       Genuity's acceptance
                       of Bell Atlantic Order   ##* business days of
                       for OC-N End to End      Genuity's acceptance of
                       Service                  Bell Atlantic Order for
                                                OC-N End to End Service
------------------------------------------------------------------------------------------------------------------

#    less than or equal to.
##   greater than

Operations/Customer Service Support

------------------------------------------------------------------------------------------------------------------
Telephone Response Time-     ##90% of the time         90% of the time            Operational escalation to
Percentage of Calls                                                               include detailed correction
answered at the                                                                   plans.
telephone number
indicated in the                                                                  After two consecutive months of
Trouble Reporting                                                                 failure to meet the Committed
Attachment to the                                                                 SLA a
Service Schedule                                                                  $ 5000 credit off the MRC for
 within 20 seconds                                                                Services.
------------------------------------------------------------------------------------------------------------------
Voicemail Message            ##90% of time             90% of the time for        Operational escalation to
Response Time -                                                                   include detailed correction
Percentage of trouble                                                             plans
ticket calls
acknowledged by
Genuity within 30
minutes of a voicemail
left by Bell Atlantic
(ticket is deemed open
with Genuity at the
time the voicemail
message is made by
Bell Atlantic at the
telephone number
indicated in the
Trouble Reporting
Attachment to the
Service Schedule.)
------------------------------------------------------------------------------------------------------------------

Performance Reporting

-------------------------------------------------------------------------------------------------------------------
Delivery of all Reports      100%                      99%# or below (measured       Operational escalation to
at the agreed upon                                     cumulatively for all          include detailed correction
time and frequency.                                    reports)                      plans.

                                                       (#reports must be generated   After two consecutive months of
                                                       for more than 3 consecutive   failure to meet the Committed
                                                       months to be subject to       SLA a credit of $ 2000 will be
                                                       this SLA)                     applied to the MRC for Services.
------------------------------------------------------------------------------------------------------------------

##   greater than

                                 ATTACHMENT B

                                    PRICING

                           Private Line Pricing Table

SONET-Based Service:

---------------------------------------------------------------------------------------------------------------------
                                                                        MRC (1)                  Minimum
PRODUCT DESCRIPTION                                      Baseline       Disc A      Disc B        Price         NRC
---------------------------------------------------------------------------------------------------------------------
DS-3 (45 Mbps) - 1 Year Term                              $0.0185       $0.0167     $0.0157       $1,550      $1,500
---------------------------------------------------------------------------------------------------------------------
DS-3 (45 Mbps) - 2 Year Term                              $0.0163       $0.0147     $0.0139       $1,550      Waived
---------------------------------------------------------------------------------------------------------------------
DS-3 (45 Mbps) - 3 Year Term                              $0.0137       $0.0123     $0.0116       $1,550      Waived
---------------------------------------------------------------------------------------------------------------------
DS-3 (45 Mbps) - 5 Year Term                              $0.0115       $0.0104     $0.0098       $1,550      Waived
---------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 1 Year Term                             $0.0165       $0.0149     $0.0140       $4,250      $1,500
---------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 2 Year Term                             $0.0138       $0.0125     $0.0118       $4,250      Waived
---------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 3 Year Term                             $0.0111       $0.0100     $0.0095       $4,250      Waived
---------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 5 Year Term                             $0.0096       $0.0086     $0.0081       $4,250      Waived
---------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 1 Year Term                            $0.0138       $0.0125     $0.0118      $16,000      $1,500
---------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 2 Year Term                            $0.0122       $0.0110     $0.0104      $16,000      Waived
---------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 3 Year Term                            $0.0096       $0.0087     $0.0082      $16,000      Waived
---------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 5 Year Term                            $0.0086       $0.0078     $0.0073      $16,000      Waived
---------------------------------------------------------------------------------------------------------------------
OC-48 - 1 Year Term                                       $0.0122       $0.0110     $0.0104      $55,000      $1,500
---------------------------------------------------------------------------------------------------------------------
OC-48 - 2 Year Term                                       $0.0106       $0.0096     $0.0091      $55,000      Waived
---------------------------------------------------------------------------------------------------------------------
OC-48 - 3 Year Term                                       $0.0086       $0.0077     $0.0073      $55,000      Waived
---------------------------------------------------------------------------------------------------------------------
OC-48 - 5 Year Term                                       $0.0077       $0.0069     $0.0065      $55,000      Waived
---------------------------------------------------------------------------------------------------------------------

Sonet Revenues (MRC) Volume Requirements                  $0-$1M        $1M-$2M     $2M+
---------------------------------------------------------------------------------------------------------------------

Notes:

(1)  per DS-0 mile

     Pricing is only valid for 2000. Pricing will be renegotiated annually.

Sonet based Private Line Services:

The Genuity Private Line Service is based on a 4-Fiber Bi-Directional Line Switched Rings (BLSR) architecture, with self-healing rings and Automatic Protection Switching (APS) capabilities, allowing maximum network availability and reliability.

                                  GENUITY INC.
                            Wavelengths Pricing Table

Unprotected Wavelength Service:

----------------------------------------------------------------------------------------------------------------------
                                                               MRC (1)                    Minimum
PRODUCT DESCRIPTION                                Baseline    Disc A         Disc B       Price         NRC
----------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 1 Year Term                         $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 2 Year Term                         $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 3 Year Term                         $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-3 (155 Mbps) - 5 Year Term                         $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 1 Year Term                        $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 2 Year Term                        $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 3 Year Term                        $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-12 (622 Mbps) - 5 Year Term                        $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-48 - 1 Year Term                                   $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-48 - 2 Year Term                                   $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-48 - 3 Year Term                                   $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-48 - 5 Year Term                                   $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-192 - 1 Year Term                                  $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-192 - 2 Year Term                                  $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-192 - 3 Year Term                                  $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------
OC-192 - 5 Year Term                                  $*          $*             $*          $*           $*
----------------------------------------------------------------------------------------------------------------------

Revenues (MRC) Volume Requirements                    $*          $*             $*
----------------------------------------------------------------------------------------------------------------------

Notes:

(1)  per DS-0 mile

     Since Genuity currently does not offer an Unprotected Wavelength service, these prices are preliminary estimates of what the price points will be when Genuity takes the product to market. Per the Service Schedule, Genuity will review and modify as needed.

Unprotected Wavelength Services

The Genuity DWDM product will enable data transport at very high speeds directly over wavelengths. This product does not offer the protection levels of a 4-fiber BLSR based service offering.

                                  GENUITY INC.
                            Collocation Pricing Table

MRC per Rack (approximately 17 sq. ft):                                     Volume Discounts:

----------------------------------------------------------------------------------------------------------
      Term            Tier I           Tier II          Tier III            # of Cabinets     Discount
----------------------------------------------------------------------------------------------------------
      1 Yr        $*               $*                $*                          1 - 15           0%
----------------------------------------------------------------------------------------------------------
      2 Yr        $*               $*                $*                         16 - 25           5%
----------------------------------------------------------------------------------------------------------
      3 Yr        $*               $*                $*                         26 - 40          10%
----------------------------------------------------------------------------------------------------------
      5 Yr        $*               $*                $*                           41+            15%
----------------------------------------------------------------------------------------------------------

                  Tier I Cities:   Tier II Cities:   Tier III Cities:
                  --------------   ---------------   ----------------
                  NY               Atlanta           All others
                  SF               Boston
                  Seattle          Charlotte
                  Chicago          Indianapolis
                  Portland         Los Angeles
                                   Phoenix
                                   Sacramento
                                   San Diego
                                   San Jose
                                   St.Louis
                                   Tampa
                                   Wash, DC
                                   Durham

Notes:

Above Pricing is On-Net; Off-Net Pricing is ICB
Pricing is only valid for 2000. Pricing will be renegotiated annually Includes 20 amps of power per rack - additional power not included

                                 GENUITY INC.

                               ATM Pricing Table

                                                                         ----------------------------------------------------------
                                                                                                      MRC
-----------------------------------------------------------------------------------------------------------------------------------
Port                                       Installation                      Baseline          Disc A       Disc B        Disc C
-----------------------------------------------------------------------------------------------------------------------------------
UNI DS-3 Port                           $*                               $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
UNI OC-3c Port                          $*                               $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
UNI OC-12c Port                         $*                               $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Bandwidth                                                                                            MRC(1)
-----------------------------------------------------------------------------------------------------------------------------------
Flat Rate One Way PVC                      Installation                      Baseline          Disc A       Disc B        Disc C
-----------------------------------------------------------------------------------------------------------------------------------
CBR                                     $*                 PCR=SCR       $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
VBR-rt                                  $*                 PCR=1.4SCR    $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
VBR-nrt                                 $*                 PCR=2.0SCR    $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
UBR (2)                                 $*                 limit 40mbs   $*               $*            $*            $*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         ----------------------------------------------------------
ATM Revenues (MRC) Volume Requirements                                   $*               $*            $*            $*
                                                                         ----------------------------------------------------------
Minimum Term                                                                   2yrs             5yrs         5yr           5yr

Notes:
(1) Rates are for PVC in increments of 1mbs (MBS=100 Cells)
(2) The rate is for up to 40mbs and must be in conjunction with other network traffic
(3) UBB pricing is preliminary, each port will have a monthly minimum tied to Max bandwidth.
Pricing is only valid for 2000. Pricing will be renegotiated annually. Installation charges are waived for more than 12 month terms.

                                 ATTACHMENT C

                          SERVICE AVAILABILITY REPORT

                                 Attachment C
                    (Formerly Network Availability Report)

   *Please see Report Instructions File (located with this report on Kbank) regarding change in Backbone reporting method (Note #6.)

                                                                                             DIRECT        BACKBONE-Most Popular
                                                                                             CONNECT            City Pairs
------------------------------------------------------------------------------------------------------------------------------------
     GNI POP                        ADDRESS                         CLLI      NPA    NXX     INSIDE      RING      BACKBONE ROUTE
                                                                                                                       TO CITY
------------------------------------------------------------------------------------------------------------------------------------
      Akron            844 Eastwood Ave, Akron, OH 44305          AKRNOHUE    330    247      TBD      Northeast        Chicago
                                                                                                                   -----------------
                                                                                                                      Cincinnati
                                                                                                                   -----------------
                                                                                                                       Cleveland
                                                                                                                   -----------------
                                                                                                                        Detroit
                                                                                                                   -----------------
                                                                                                                     Indianapolis
------------------------------------------------------------------------------------------------------------------------------------
      Albany      11 N. Pearl St, 3rd Floor, Albany, NY 12207     ALBYNYPS    518    598      ICB     New England      Boston
                                                                                                                   -----------------
                                                                                                                       New York
                                                                                                                   -----------------
                                                                                                                      Washington
------------------------------------------------------------------------------------------------------------------------------------
   Albuquerque      104 Gold Ave. SE, Albuquerque, NM 87102       ALBRNMJW    505    264      ICB                       Denver
                                                                                                                   -----------------
                                                                                                                      Los Angeles
                                                                                                                   -----------------
                                                                                                                        Phoenix
                                                                                                                   -----------------
                                                                                                                    Salt Lake City
------------------------------------------------------------------------------------------------------------------------------------
     Altoona      20th. St. & Pine Avenue, Altoona, PA 16601      ALNAPADP    814    946      TBD      Northeast       Baltimore
                                                                                                                   -----------------
                                                                                                                        Chicago
                                                                                                                   -----------------
                                                                                                                       New York
                                                                                                                   -----------------
                                                                                                                      Washington
------------------------------------------------------------------------------------------------------------------------------------
     Atlanta      56 Marietta, Ste. 900 & Ste. 1000, Atlanta,     ATLNGAMQ    404    631      ICB        East           Boston
                                   GA 30303
                                                                                                                   -----------------
                                                                                                                      Carrollton
                                                                                                                   -----------------
                                                                                                                       Charlotte
                                                                                                                   -----------------
                                                                                                                      Chatanooga
                                                                                                                   -----------------
                                                                                                                        Chicago
                                                                                                                   -----------------
                                                                                                                        Dallas
                                                                                                                   -----------------
                                                                                                                        Durham
                                                                                                                   -----------------
                                                                                                                        Houston
                                                                                                                   -----------------
                                                                                                                     Indianapolis
                                                                                                                   -----------------
                                                                                                                     Jacksonville
                                                                                                                   -----------------
                                                                                                                      Kansas City
                                                                                                                   -----------------
                                                                                                                      Los Angeles
                                                                                                                   -----------------
                                                                                                                      Louisville
                                                                                                                   -----------------
                                                                                                                         Miami
                                                                                                                   -----------------
                                                                                                                       Nashville
                                                                                                                   -----------------
                                                                                                                       New York
                                                                                                                   -----------------
                                                                                                                        Newark
                                                                                                                   -----------------
                                                                                                                     Oklahoma City
                                                                                                                   -----------------
                                                                                                                        Orlando
                                                                                                                   -----------------
                                                                                                                     Philadelphia
                                                                                                                   -----------------
                                                                                                                        Raleigh
                                                                                                                   -----------------
                                                                                                                       San Diego
                                                                                                                   -----------------
                                                                                                                       St. Louis
                                                                                                                   -----------------
                                                                                                                         Tampa
                                                                                                                   -----------------
                                                                                                                       Washington
------------------------------------------------------------------------------------------------------------------------------------
      Austin        501 Waller, 1st Floor, Austin, TX 78702       AUSWTXBZ    512    202      ICB      Southwest       Carrollton
                                                                                                                   -----------------
                                                                                                                         Dallas
                                                                                                                   -----------------
                                                                                                                         Houston
                                                                                                                   -----------------
                                                                                                                       San Antonio
------------------------------------------------------------------------------------------------------------------------------------
    Baltimore     1501 N. Charles S, 4th Floor, Baltimore, MD     BLTMMD34    410    837      TBD       East             Buffalo
                                     21201
                                                                                                                   -----------------
                                                                                                                       Harrisburg
                                                                                                                   -----------------
                                                                                                                        New York
                                                                                                                   -----------------
                                                                                                                       Washington
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                     ACCESS
                                                                    BACKBONE AVAILABILITY
                                                                                                        ----------------------------
                                                                                                               ACCESS AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
OC12  OC3  DS3      VENDOR                              ADDRESS                     CLLI     NPA   NXX   OC12  OC3   DS3    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
 R     R    R      Ameritech             115 Massillon Rd, Akron OH 44312         AKRNOH78   330   208   N/E    G            G
--------------
 Y     G    G
--------------
 Y     G    G
--------------
 Y     G    G
--------------
 Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
 Y     G    G    Bell Atlantic            158 State St, Albany, NY 12207          ALBYNYSS   518   259    G     G            G
--------------
 R     R    R
--------------
 Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
 G     G    G        USW              113 3rd Street, Albuquerque, NM 87102       ALBQNMMA   505   224    G     G            G
--------------
 G     G    G
------------------------------------------------------------------------------------------------------------------------------------
 G     G    G      ESPIRE           201 3rd Street, 4th Floor, Albuquerque, NM    ALBQNMSH   505   944   N/E    R            G
                                                      87102
--------------
 Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
 Y     G    G   Bell Atlantic                    1119 16th Street                 ALNAPAAL   814   940    G     G            G
--------------
 R     R    R
--------------
 R     R    R
--------------
 G     G    G
------------------------------------------------------------------------------------------------------------------------------------
 R     G    G      ATTLS                           51 Peachtree                   ATLNGATL   404   348   PEND  PEND  PEND 04/01/2000
--------------
 R     R    G
--------------
 G     G    G
--------------
 R     G    G
--------------
 Y     G    G
--------------
 R     R    G
--------------
 G     G    G
--------------
 Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
 G     G    G   Bell South          70 Courtland Street, Altanta, GA 30303        ATLNGACS   404   215    R     G     G   Additional
                                                                                                                           Capacity
                                                                                                                            5/15/00
--------------
 Y     G    G
--------------
 Y     G    G
--------------
 R     R    G
--------------
 R     G    G
--------------
 G     G    G
--------------
 G     G    G
--------------
 R     R    R
--------------
 R     R    R
------------------------------------------------------------------------------------------------------------------------------------
 R     G    G    MCI/WC                55 Park Place, Atlanta, GA 30303           ATLNGAPK   404   224    R     G     G   Additional
                                                                                                                           Capacity
                                                                                                                            3/29/00
--------------
 R     G    G
--------------
 R     R    G
--------------
 G     G    G
--------------
 R     R    G
--------------
 R     G    G
--------------
 G     G    G
--------------
 G     G    G
------------------------------------------------------------------------------------------------------------------------------------
 G     G    G    MCI/WC                211 East 7th St, Austin, TX 78701          AUSWTX96   512   494    G     G     G   Additional
                                                                                                                           Capacity
                                                                                                                            5/15/00
 G     G    G
--------------
 G     G    G
------------------------------------------------------------------------------------------------------------------------------------
 G     G    G     SBC                  909 Colorado St. Austin, TX 78701          AUSTTXGR   512   232    G     G     G
------------------------------------------------------------------------------------------------------------------------------------
 Y     G    G   Bell Atlantic       323 N. Charles St, Baltimore, MD 21201        BLTMMDCH   410   333    G     G            G
--------------
 Y     G    G
--------------
 R     R    R
--------------
 R     R    G
------------------------------------------------------------------------------------------------------------------------------------

                                                                               ===================================================
                                                                                DIRECT    BACKBONE - Meet ???
                                                                                CONNECT      City Pairs
==================================================================================================================================
                                                                                                  BACKBONE ROUTE   OC12  OC3  D33
     GNI POP                   ADDRESS                        CLLI      NPA NXX  INSIDE    RING      TO CITY
==================================================================================================================================
   Battle Creek        133 Angell St., Battle Creek,        BTCKMIIK    616 565                        TBD
                               MI 49015

----------------------------------------------------------------------------------------------------------------------------------
      Boston       800 Boylston St. (Prudential Cent.)      BSTNMABL    617 536    NO      New      Carrollton      R     R    G
                            Boston, MA 02199                                             England
                                                                                                  --------------------------------
                                                                                                      Chicago       Y     G    G
                                                                                                  --------------------------------
                                                                                                      Detroit       Y     G    G
                                                                                                  --------------------------------
                                                                                                      Houston       R     G    G
                                                                                                  --------------------------------
                                                                                                   Indianapolis     Y     G    G
                                                                                                  --------------------------------
                                                                                                    Los Angeles     R     R    G
                                                                                                  --------------------------------
                                                                                                    Minneapolis     Y     G    G
                                                                                                  --------------------------------
                                                                                                     New York       G     G    G
                                                                                                  --------------------------------
                                                                                                   Philadelphia     R     G    G
                                                                                                  --------------------------------
                                                                                                   Poughkeepsie     G     G    G
                                                                                                  --------------------------------
                                                                                                     San Diego      R     R    G
                                                                                                  --------------------------------
                                                                                                     St. Louis      Y     G    G
                                                                                                  --------------------------------
                                                                                                     Syracuse       Y     G    G
                                                                                                  --------------------------------
                                                                                                    Washington      G     G    G
----------------------------------------------------------------------------------------------------------------------------------
      Bryan              124 E. 26th Street, Bryan,         BRYNTX05    409 823   ICB   Southwest   Carrollton      G     G    G
                                  TX 77803                                                        --------------------------------
                                                                                                      Houston       G     G    G
----------------------------------------------------------------------------------------------------------------------------------
     Buffalo            1090 Harlem Rd, Cheektowaga,        BFLONYXC    716 821   ICB    Northeast    Chicago       Y     G    G
                                  NY 14227                                                        --------------------------------
                                                                                                     Cleveland      R     R    G
                                                                                                  --------------------------------
                                                                                                     New York       R     R    R
                                                                                                  --------------------------------
                                                                                                   Philadelphia     G     G    G
                                                                                                  --------------------------------
                                                                                                    Washington      R     Y    G
----------------------------------------------------------------------------------------------------------------------------------
    Carrollton      2001 Westgate Drive, Suite #130,        CRTNTXPH    972 242   ICB    Southwest    Chicago       R     R    G
                    Valwood West Bldg E, Carrollton                                               --------------------------------
                               TX 75006                                                               Dallas        G     G    G
                                                                                                  --------------------------------
                                                                                                      Denver        G     G    G
                                                                                                  --------------------------------
                                                                                                      Detroit       R     R    G
                                                                                                  --------------------------------
                                                                                                      El Paso       G     G    G
                                                                                                  --------------------------------
                                                                                                      Everett       R     R    R
                                                                                                  --------------------------------
                                                                                                    Fort Worth      R     G    G
                                                                                                  --------------------------------
                                                                                                      Houston       G     G    G
                                                                                                  --------------------------------
                                                                                                   Indianapolis     R     R    G
                                                                                                  --------------------------------
                                                                                                    Kansas City     G     G    G
                                                                                                  --------------------------------
                                                                                                    Los Angeles     Y     G    G
                                                                                                  --------------------------------
                                                                                                    Minneapolis     R     G    G
                                                                                                  --------------------------------
                                                                                                     New York       R     R    R
                                                                                                  --------------------------------
                                                                                                   Oklahoma City    R     G    G
                                                                                                  --------------------------------
                                                                                                   Philadelphia     R     R    G
                                                                                                  --------------------------------
                                                                                                      Phoenix       Y     G    G
                                                                                                  --------------------------------
                                                                                                    Sacramento      R     Y    G
                                                                                                  --------------------------------
                                                                                                  Salt Lake City    Y     G    G
                                                                                                  --------------------------------
                                                                                                    San Antonio     G     G    G
                                                                                                  --------------------------------
                                                                                                     San Diego      R     G    G
                                                                                                  --------------------------------
                                                                                                     San Jose       Y     G    G
                                                                                                  --------------------------------
                                                                                                     St. Louis      R     G    G
                                                                                                  --------------------------------
                                                                                                       Tampa        R     R    G
                                                                                                  --------------------------------
                                                                                                      Topeka        G     G    G
                                                                                                  --------------------------------
                                                                                                       Tulsa        R     G    G
                                                                                                  --------------------------------
                                                                                                    Washington      R     R    G
----------------------------------------------------------------------------------------------------------------------------------

                            ======================================================================================================
                                                                                       ACCESS

                                                        BACKBONE AVAILABILITY
                                                                                                  --------------------------------
                                                                                                        ACCESS AVAILABILITY
==================================================================================================================================
     GNI POP                VENDOR               ADDRESS                      CLLI       NPA NXX  OC12 OC3  D83    COMMENTS
==================================================================================================================================
   Battle Creek              AMTC           94 E. Michigan Ave.              BTCKMIBC    616 565   N/E PEND PEND   4/21/00

----------------------------------------------------------------------------------------------------------------------------------
      Boston                MCI/WC      75 Federal St., 17th Floor,          BSTNMAAG    617 531    G   G    Y    Additional
                                             Boston, MA 02110                                                      Capacity
                                                                                                                   8/11/00



                        ----------------------------------------------------------------------------------------------------------
                           Bell          185 Franklin St., Boston,           BSTNMAFR    617 204    R   R    G   Additional
                           Atlantic            MA, 02110                                                          Capacity
                                                                                                                   5/15/00




                        ----------------------------------------------------------------------------------------------------------
                            ATTLS           230 Congress Street              BSTNMACO    617 216    G   G           G



----------------------------------------------------------------------------------------------------------------------------------
      Bryan                 GTENS        101 Regent St., Brazos County,      BRYNTXXA    409 222    G   G           G
                                                    77803

----------------------------------------------------------------------------------------------------------------------------------
     Buffalo               Bell              548 Elmwood Ave.,               BFLONYEL    716 881   PEND PEND PEND    03/31/00
                           Atlantic         Cheektowaga, NY 14222




----------------------------------------------------------------------------------------------------------------------------------
    Carrollton              GTENS        2101 Denton Dr, Carrollton, TX      CRTNTXXA    972 242    G   G    G   Additional
                                                    75006                                                         Capacity
                                                                                                                   5/15/00









                           -------------------------------------------------------------------------------------------------------
                            MCI/WC          2001 Westgate, Suite 130         DLLSTX97      214 560  R   R    Y    Additional
                                                                                                                   Capacity
                                                                                                                    3/17/00








                           --------------------------------------------------------------------------------------------------------

                                                                                          DIRECT      BACKBONE Most Popular
                                                                                         CONNECT           City Pairs
============================================================================================================================
                                                                                                             BACKBONE ROUTE
      GNI POP                        ADDRESS                          CLLI       NPA NXX  INSIDE    RING       TO CITY
============================================================================================================================
                                                   Chantilly                                                 Washington
----------------------------------------------------------------------------------------------------------------------------
    Charlotte            113 N. Meyers, Charlotte, NC                CHRNNCKT    704 376       TBD             Durham
                                  28202                                                                   ---------------
                                                                                                              New York
                                                                                                          ---------------
                                                                                                               Raleigh
                                                                                                          ---------------
                                                                                                            Washington
----------------------------------------------------------------------------------------------------------------------------
    Charlotte       401 South College St., 1st Floor, Charlotte,     CHRLNCRU    704 375   ICB     East        Durham
   (S. College)                       NC 28202                                                            ----------------
                                                                                                              New York
                                                                                                          ---------------
                                                                                                               Raleigh
                                                                                                          ---------------
                                                                                                             Washington
----------------------------------------------------------------------------------------------------------------------------
   Chattanooga         745 East 17th St, Chattanooga, TN 37408        CHTGNOX    423 265   ICB     East     Indianapolis
                                                                                                          ---------------
                                                                                                              Nashville
----------------------------------------------------------------------------------------------------------------------------
     Chicago       130 E. Randolph, 1st Floor Suite 120, Chicago,    CHCGILPB    312 565   ICB    Michigan   Cincinnati
                                      IL 60601
                                                                                                          ---------------
                                                                                                              Cleveland
                                                                                                          ---------------
                                                                                                              Columbus
                                                                                                          ---------------
                                                                                                               Dallas
                                                                                                          ---------------
                                                                                                               Denver
                                                                                                          ---------------
                                                                                                               Detroit
                                                                                                          ---------------
                                                                                                               Everett
                                                                                                          ---------------
                                                                                                             Harrisburg
                                                                                                          ---------------
                                                                                                               Houston
                                                                                                          ---------------
                                                                                                            Indianapolis
                                                                                                          ---------------
                                                                                                             Kansas City
                                                                                                          ---------------
                                                                                                             Los Angeles
                                                                                                          ---------------
                                                                                                             Louisville
                                                                                                          ---------------
                                                                                                              Milwaukee
                                                                                                          ---------------
                                                                                                             Minneapolis
                                                                                                          ---------------
                                                                                                              Nashville
                                                                                                          ---------------
                                                                                                              New York
                         ------------------------------                                                   ---------------
                                     130 E. Randolph, 1st Floor CL16, Chicago IL 60601                         Newark
                                                                                                          ---------------
                                                                                                               Orlando
                                                                                                          ---------------
                                                                                                            Philadelphia
                                                                                                          ---------------
                                                                                                             Pittsburgh
                                                                                                          ---------------
                                                                                                             Sacramento
                                                                                                          ---------------
                                                                                                           Salt Lake City
                                                                                                          ---------------
                                                                                                              San Diego
                                                                                                          ---------------
                                                                                                            San Francisco
                                                                                                          ---------------
                                                                                                              San Jose
                                                                                                          ----------------
                                                                                                           San Luis Obispo
                                                                                                          ---------------
                                                                                                               Seattle
                                                                                                          ---------------
                                                                                                              St. Louis
                                                                                                          ---------------
                                                                                                                Tampa
                                                                                                          ---------------
                                                                                                               Topeka
                                                                                                          ---------------
                                                                                                             Washington
                                                                                                          ---------------
    Cincinnati           607 Evans St,. Cincinnati, OH 45024         CNCOOHFF    513 397   ICB    Michigan    Cleveland
                                                                                                          ---------------
                                                                                                              Columbus
                                                                                                          ---------------
                                                                                                            Indianapolis
                                                                                                          ---------------
                                                                                                             Louisville
                                                                                                          ---------------
                                                                                                             Pittsburgh
                                                                                                          ----------------

===================================================================================================================================
                                                     ACCESS

                                         BACKBONE AVAILABILITY
                                                                                                      =============================
                                                                                                            ACCESS AVAILABILITY
====================================================================================================================================

    GNI POP     OC12   OC3  D83  VENDOR   ADDRESS                                  CLLI      NPA  NXX  OC12  OC3    DS3    COMMENTS
====================================================================================================================================
                  Y     G                                                     G                                   Specific LOB Only
                       ---
-----------------------------------------------------------------------------------------------------------------------------------
  Charlotte       G     G    G    Bell     208 N. Caldwell St., Charlotte,        CHRLNCCA   704  316  PEND  PEND  PEND  5/15/00
                                  South    NC 28202
                  -------------
                  R     R    R
                  -------------
                  G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
  Charlotte       G     G    G    Bell     208 N. Caldwell St., Charlotte,        CHRLNCCA   704  316    G    G            G
 (S. College)                     South    NC 28202
                  -------------                                                              ---------------------------------------
                  R     R    R
                  -------------                                                              ---------------------------------------
                  G     G    G
                  -------------                                                              ---------------------------------------
                  G     G    G
------------------------------------------------------------------------------------------------------------------------------------
 Chattanooga      G     G    G    Bell     300 Martin Luther King, Chattanooga,   CHTGTNNS   423  634    G    G            G
                                  South    TN 37415
                  -------------
                  G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
   Chicago        Y     G    G     MCI/WC  130 E. Randolph St., 2nd Floor Ste     CHCGILPB   312  565    G    Y     Y  Additional
                                           200, Chicago, IL 60601-6208                                                   Capacity
                                                                                                                         3/14/00
-----------------------------------------------------------------------------------------------------------------------------------
                  Y     G    G
                  -------------                                                              ---------------------------------------
                  Y     G    G
                  -------------                                                              ---------------------------------------
                  R     R    G
                  -------------                                                              ---------------------------------------
                  Y     G    G
                  -------------                                                              ---------------------------------------
                  Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
                  R     R    R    Ameritech  520 S. Federal St.               CHCGILWB          312 353  G    G            G
                  -------------                                               ----------
                  R     R    R
                  -------------                                               ----------
                  R     R    R
                  -------------                                               ----------
                  G     G    G
                  -------------                                               ----------
                  G     G    G
                  -------------                                               ----------
                  Y     G    G
                  -------------                                               ----------
                  R     R    R
                  --------------                                               ----------
                  G     G    G
                  -------------                                               ----------
                  G     G    G
                  -------------                                               ----------
                  R     R    R
                  -------------                                               ----------
                  Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
                  R     R    R      AMTC      520 S. Federal St.                   CHCGILWB     312 353 PEND PEND PEND  3/14/00
                  -------------
                  R     G    G
                  -------------
                  R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
                  R     R    R     ATTLS      600 S. Federal St.                   CHCGILCP     312 663 PEND PEND PEND  4/14/00
                  -------------
                  Y     G    G
                  -------------
                  Y     G    G
                  -------------
                  R     R    R
                  -------------
                  Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
                  R     R    R     MCI/WC     130 E. Randolph St., 2nd Floor       CHCGILPB     312 565 PEND PEND PEND  5/15/00
                                              Ste 200, Chicago, IL 60601-6208
                  -------------
                  R     R    R
                  -------------
                  R     R    R
                  -------------
                  G     G    G
                  -------------
                  Y     G    G
                  -------------
                  R     R    R
                  -------------
                  Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
  Cincinnati      R     G    G    CinBell   209 West 7th St, Cincinnati,           CNCNOHWS     513 241   G    G           G
                                            OH 45202
                  -------------                                                                           --------------------------
                  G     G    G
                  -------------
                  G     G    G
                  -------------
                  Y     G    G
                  -------------
                  Y     G    G
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BACKBONE-Most Popular

                                                                         DIRECT
                                                                         CONNECT              City Pairs

--------------------------------------------------------------------------------------------------------------------------------
    GNI POP              ADDRESS                       CLLI      NPA  NXX  INSIDE   RING     BACKBONE ROUTE   OC12  OC3  DS3
                                                                                               TO CITY
--------------------------------------------------------------------------------------------------------------------------------
   Cleveland      1255 Euclid Ave, 5th Floor,         CLEVOHEK    216 623   ICB     East
                   Cleveland, OH 44115                                                         Columbus        R     G    G
                                                                                            ------------------------------------
                                                                                                Detroit        R     G    G
                                                                                            ------------------------------------
                                                                                             Indianapolis      G     G    G
                                                                                            ------------------------------------
                                                                                               New York        R     R    R
                                                                                            ------------------------------------
                                                                                              Pittsburgh       Y     G    G
                                                                                            ------------------------------------
                                                                                               Rochester       R     R    G
                                                                                            ------------------------------------
                                                                                               St. Louis       R     R    G
                                                                                            ------------------------------------
                                                                                              Washington       G     G    G
--------------------------------------------------------------------------------------------------------------------------------
Colorado Springs    335 Conejos St., Colorado         CLSQCOAQ    719 633   ICB   Southwest
                      Springs, CO 80903                                                         Denver         Y     G    G
                                                                                            ------------------------------------
                                                                                            Salt Lake City     Y     G    G
--------------------------------------------------------------------------------------------------------------------------------
    Columbus       376 W. Broad St, Bdlg. A,          CLMDOHHY    614 224   ICB    Michigan
                     Columbus, OH 43215                                                         Detroit        G     G    G
                                                                                            ------------------------------------
                                                                                             Indianapolis      G     G    G
                                                                                            ------------------------------------
                                                                                              Pittsburgh       R     R    G
                                                                                            ------------------------------------
                                                                                              Washington       Y     G    G
--------------------------------------------------------------------------------------------------------------------------------
     Dallas        2323 Bryan Street, Ste 220,        DLLSTX37    214 969    NO    Southwest
    (Bryan)        Dallas, TX 75201 (ACSI POP)                                                  Denver         G     G    G
                                                                                            ------------------------------------
                                                                                               Ft. Worth       R     G    G
                                                                                            ------------------------------------
                                                                                                Houston        G     G    G
                                                                                            ------------------------------------
                                                                                              Kansas City      G     G    G
                                                                                            ------------------------------------
                                                                                              Los Angeles      Y     G    G
                                                                                            ------------------------------------
                                                                                                 Miami         R     R    G
                                                                                            ------------------------------------
                                                                                               New York        R     R    G
                                                                                            ------------------------------------
                                                                                            Salt Lake City     Y     G    G
                                                                                            ------------------------------------
                                                                                              San Antonio      G     G    G
                                                                                            ------------------------------------
                                                                                               San Diego       R     G    G
                                                                                            ------------------------------------
                                                                                             San Francisco     R     G    G
                                                                                            ------------------------------------
                                                                                               San Jose        R     Y    G
                                                                                            ------------------------------------
                                                                                               St. Louis       R     G    G
                                                                                            ------------------------------------
                                                                                              Washington       R     R    G
--------------------------------------------------------------------------------------------------------------------------------
     Dallas        2020 Live Oak, (Annex), Dallas,    DLLSTXAL    214 720   ICB    Southwest
                           TX 75201                                                             Denver         G     G    G
                                                                                            ------------------------------------
                                                                                               Ft. Worth       R     G    G
                                                                                            ------------------------------------
                                                                                                Houston        G     G    G
                                                                                            ------------------------------------
                                                                                              Kansas City      G     G    G
                                                                                            ------------------------------------
                                                                                              Los Angeles      Y     G    G
                                                                                            ------------------------------------
                                                                                                 Miami         R     R    G
                                                                                            ------------------------------------
                                                                                               New York        R     R    G
                                                                                            ------------------------------------
                                                                                            Salt Lake City     Y     G    G
                                                                                            ------------------------------------
                                                                                              San Antonio      G     G    G
                                                                                            ------------------------------------
                                                                                               San Diego       R     G    G
                                                                                            ------------------------------------
                                                                                             San Francisco     R     G    G
                                                                                            ------------------------------------
                                                                                               San Jose        R     Y    G
                                                                                            ------------------------------------
                                                                                               St. Louis       R     G    G
                                                                                            ------------------------------------
                                                                                              Washington       R     R    G
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                 ACCESS

                                               BACKBONE AVAILABILITY
                                                                                          -------------------------------------
                                                                                            ACCESS AVAILABILITY
--------------------------------------------------------------------------------------------------------------------------------
    GNI POP          VENDOR                 ADDRESS                  CLLI        NPA NXX   OC12  OC3  DS3    COMMENTS
--------------------------------------------------------------------------------------------------------------------------------
   Cleveland        Ameritech     750 E. Huron Rd, Cleveland,       CLEVOH62      216  222   G     R           G
                                        OH 44115
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Colorado Springs     US West        308 E. Pikes Peak Ave.,         CLSPCOMA      719  227   G     G           G
                                  Colorado Springs, CO 80903
                                                                                            ------------------------------------
                                                                                            ------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
    Columbus       Ameritech    111 N. 4th St., Columbus, OH,       CLMBOH11      614  206   G     G    G    Additional Capacity
                                            43215                                                                  8/29/00


--------------------------------------------------------------------------------------------------------------------------------
     Dallas          E-SPIRE        2323 Bryan St, Dallas, TX       DLLSTX37      214  580  N/E    G           G
    (Bryan)                                75201
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
                                                                                            ------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Dallas           MCI/WC     350 N St Paul St, 29th Floor       DLLFTXBZ      214  571   G     R    G    Additional Capacity
                                  Ste 2950, Dallas, TX 75201                                                       5/15/00





                    -------------------------------------------------------------------------------------------------------------
                       SBC         2400 Ross Avenue, Dallas, TX,     DLLSTXRO      214  220  PEND  PEND  PEND      3/17/00
                                                75201



--------------------------------------------------------------------------------------------------------------------------------

                                                                                      ----------------------------------------------
                                                                                      DIRECT    BACKBONE Meet Popalar
                                                                                      CONNECT        City Paris

====================================================================================================================================
     GNI POP                     ADDRESS                      CLLI     NPA     NXX     INSIDE    RING      BACKBONE ROUTE
                                                                                                             TO CITY
=============================================================================================================================
     Denver            910 15th Street (Airfone Space)     DNVRC026   303     573      ICB      West/        El Paso
                      3rd Floor Ste 350 & #310, Denver                                        Southwest
                                 CO 80202
                                                                                                         ------------------
                                                                                                              Everett
                                                                                                         ------------------
                                                                                                            Indianapolis
                                                                                                         ------------------
                                                                                                            Kansas City
                                                                                                         ------------------
                                                                                                            Los Angeles
                                                                                                         ------------------
                                                                                                             Milwaukee
                                                                                                         ------------------
                                                                                                             Minneapolis
                                                                                                         ------------------
                                                                                                             Sacramento
                                                                                                         ------------------
                                                                                                           Salt Lake City
                                                                                                         ------------------
                                                                                                            San Francisco
                                                                                                         ------------------
                                                                                                              San Jose
                                                                                                         ------------------
                                                                                                               Seattle
                                                                                                         ------------------
                                                                                                               Topeka
                                                                                                         ------------------
                                                                                                             Washington
-----------------------------------------------------------------------------------------------------------------------------
     Detroit            5664 Commercial, Detroit, MI 48209   DTRUMIZN  313     849      ICB    Michigan     Indianapolis
                                                                                                         ------------------
                                                                                                            Los Angeles
                                                                                                         ------------------
                                                                                                             New York
                                                                                                         ------------------
                                                                                                            Philadelphia
                                                                                                         ------------------
                                                                                                              Seattle
                                                                                                         ------------------
                                                                                                             Washington
-----------------------------------------------------------------------------------------------------------------------------
      Durham               3632 Roxboro Road, 1st Floor,     DRHMNCRR  919     470      ICB      East        Pittsburgh
                                 Durham, NC 27704
                                                                                                         ------------------
                                                                                                              Raleigh
                                                                                                         ------------------
                                                                                                              Richmond
                                                                                                         ------------------
                                                                                                               Tampa
                                                                                                         ------------------
                                                                                                              Washington
-----------------------------------------------------------------------------------------------------------------------------
     El Paso               201 E. Main Dr, # 1410, El Paso,  ELPSTX98  915     532      TBD    Southwest        Houston
                                     TX 79910

====================================================================================================================================
                                                                           ACCESS
                                                        BACKBONE AVAILABILITY
                                                                                                              ACCESS AVAILABILITY
====================================================================================================================================
     GNI POP      OC12  DC3  S3      VENDOR          ADDRESS                  CLLI      NPA  NXX OC12  OC3  DS3     COMMENTS
====================================================================================================================================
     Denver        G     G   G      MCI/WC    1660 Lincoln St., 2nd Floor,   DNVRCO01   303  850 PEND   G    G       Additional
                                               Denver, CO  80202-3805                                              Capacity 5/9/00
                   -----------                                                                   -----------------------------------
                   R     R   R
                   -----------                                                                   -----------------------------------
                   R     R   G
                   -----------------------------------------------------------------------------------------------------------------
                   G     G   G      ATTLS     910 15th St, Denver CO 80202   DNVRCO26   303  572  G     G                G
                   -----------
                   G     G   G
                   -----------
                   Y     G   G
                   -----------
                   Y     G   G
                   -----------
                   Y     G   G
                   -----------------------------------------------------------------------------------------------------------------
                   Y     G   G      US west   931 14th St, Denver CO 80202   DNVRCOMA   303  260  G     Y    G       Additional
                   -----------
                                                                                                                    Capacity TBD
                   G     G   G
                   -----------                                                                    ----------------------------------
                   G     G   G
                   -----------                                                                    ----------------------------------
                   R     R   R
                   -----------                                                                    ----------------------------------
                   G     G   G
                   -----------                                                                    ----------------------------------
                   R     R   G
------------------------------------------------------------------------------------------------------------------------------------
     Detroit       G     G   G    Ameritech   444 Michigan Ave, Detroit,     DTRTMIBH   313  221  R     G    R        Additional
                                                    MI 48236                                                       Capacity 3/17/00
                   -----------
                   R     R   G
                   -----------
                   R     R   R
                   -----------
                   R     R   G
                   -----------
                   R     R   R
                   -----------
                   Y     G   G
------------------------------------------------------------------------------------------------------------------------------------
     Durham        G     G   G      GTENS     104 Holloway St, Durham, NC    DRHMNCXM   919  385  R     G    G       Additional
                                                                                                                  Capacity 5/15/00
                   -----------
                   G     G   G
                   -----------
                   Y     G   G
                   -----------
                   G     G   G
                   G     G   G
------------------------------------------------------------------------------------------------------------------------------------
     El Paso       Y     G   G      SBC       510 Texas St.                  ELPSTXMA   915  532 PEND  PEND PEND           3/17/00
------------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                                                      BACKBONE
     GNI POP                  ADDRESS                         CLLI      NPA NXX  INSIDE    RING       TO CITY      OC12   OC3  DS3
===================================================================================================================================
     Everett        1121 S.W. Everett Mall Way, 2nd
                     Floor # 200, Everett, WA 98208         EVRTWABK    425 290    NO    Northwest  Los Angeles      R     R    R
                                                                                                  ---------------------------------
                                                                                                     Portland        R     R    R
                                                                                                  ---------------------------------
                                                                                                    Sacramento       R     R    R
                                                                                                  ---------------------------------
                                                                                                      Salinas        R     R    R
                                                                                                  ---------------------------------
                                                                                                   San Francisco     R     R    R
                                                                                                  ---------------------------------
                                                                                                     San Jose        R     R    R
                                                                                                  ---------------------------------
                                                                                                  San Luis Obispo    R     R    R
                                                                                                  ---------------------------------
                                                                                                      Seattle        G     G    G
                                                                                                  ---------------------------------
                                                                                                     St. Louis       R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
Everett / Seattle   1121 S.W. Everett Mall Way,
                        Everett, WA 98208                  EVRTWABK / STTLWAWB     NO                Northwest


-----------------------------------------------------------------------------------------------------------------------------------
 Fort Lauderdale    121 SW 17th Street, Fort                FTLEFLWE    954 761   TBD    Florida       Miami         G     G    G
                      Lauderdale, FL 33315
                                                                                                  ---------------------------------
                                                                                                       Tampa         G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
    Fort Worth       1119 NE 23rd, Fort Worth,
                             TX 76016                       FTWQTXDE    817 533   TBD    Southwest    Houston        R     G    G
                                                                                                  ---------------------------------
    Harrisburg       1979 N. 7th St, Harrisburg,
                             PA 17102                       HRBGPAOG    717 260   TBD    Northeast Philadelphia      G     G    G
                                                                                                  ---------------------------------
                                                                                                    Washington       G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
     Houston          2 Shell Plaza, 777 Walker Street,
                      # 2550,  Houston, TX 77002 Suite      HSTNTX89    713 225    NO    Southwest  Kansas City      R     G    G
                                   L120
                                                                                                  ---------------------------------
                                                                                                    Los Angeles      Y     G    G
                                                                                                  ---------------------------------
                                                                                                    Minneapolis      Y     G    G
                                                                                                  ---------------------------------
                                                                                                     New York        R     R    R
                                                                                                  ---------------------------------
                                                                                                   Oklahoma City     R     G    G
                                                                                                  ---------------------------------
                                                                                                   Philadelphia      R     R    G
                                                                                                  ---------------------------------
                                                                                                    San Antonio      G     G    G
                                                                                                  ---------------------------------
                                                                                                     San Diego       R     G    G
                                                                                                  ---------------------------------
                                                                                                     St. Louis       Y     G    G
                                                                                                  ---------------------------------
                                                                                                       Tulsa         R     G    G
                                                                                                  ---------------------------------
                                                                                                    Washington       G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
   Indianapolis       550 Kentucky Ave., Indianapolis,
    (Kentucky)                    IN 46225                  IPLSIN74    317 637   TBD    Michigan   Louisville       G     G    G
                                                                                                  ---------------------------------
                                                                                                     Milwaukee       Y     G    G
                                                                                                  ---------------------------------
                                                                                                     Nashville       G     G    G
                                                                                                  ---------------------------------
                                                                                                     New York        R     R    R
                                                                                                  ---------------------------------
                                                                                                   Philadelphia      G     G    G
                                                                                                  ---------------------------------
                                                                                                    Sacramento       R     R    G
                                                                                                  ---------------------------------
                                                                                                     San Diego       R     R    G
                                                                                                  ---------------------------------
                                                                                                   San Francisco     R     R    G
                                                                                                  ---------------------------------
                                                                                                     St. Louis       G     G    G
                                                                                                  ---------------------------------
                                                                                                    Washington       G     G    G
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

     GNI POP           VENDOR                    ADDRESS                      CLLI         NPA   NXX  OC12  OC3  DS3   COMMENTS
===================================================================================================================================
     Everett            GTENS           426 E. Casino Road, Everett,         EVRTWAXA      425   210  G     G    Y    Additional
                                                 WA 98208                                                              Capacity
                                                                                                                        5/15/00








-----------------------------------------------------------------------------------------------------------------------------------
Everett / Seattle       GTENS &         2001 6th Street, Seattle, WA         STTLWAWB      N/A   N/A  R     R    R
                         ATTLS
-----------------------------------------------------------------------------------------------------------------------------------
                        GTENS &         2001 6th Street, Seattle, WA         STTLWAWB      N/A   N/A PEND  PEND PEND  03/23/2000
                          MCI
-----------------------------------------------------------------------------------------------------------------------------------
 Fort Lauderdale        Bell South        211 NE 2nd Street, Fort            FTLDFLMR      954   525  G     G           G
                                            Lauderdale, FL 33301

-----------------------------------------------------------------------------------------------------------------------------------
    Fort Worth             SBC          2401 Chestnut St, Forth Worth,       FTWOTXMA      817   624 N/E    G    G
                                                  TX, 76106
-----------------------------------------------------------------------------------------------------------------------------------
    Harrisburg          Bell Atlantic    210 Pine St. Harrisburg, PA         HRBGPAHA      717   213  G     G           G


-----------------------------------------------------------------------------------------------------------------------------------
     Houston            ATTLS                    500 Dallas St               HSTXTX32      713   752  G     G           G
                                                                                                      --------------
-----------------------------------------------------------------------------------------------------------------------------------
                        MCI/WC        600 Travis St., 19th Floor # 195,      HSTNTXGX      713   343  G     G    G    Additional
                                           Houston, TX 77002-3002                                                      Capacity
                                                                                                                        5/30/00

                                                                                                      --------------
-----------------------------------------------------------------------------------------------------------------------------------
                         SBC         2 Shell Plaza (777 Walker) Houston,     HSTNTX93      713   399  G     Y           G
                                               TX 77002




-----------------------------------------------------------------------------------------------------------------------------------
   Indianapolis         MCI/WC        550 Kentucky Ave., Indianapolis,       IPLSIN74      317   829  G     G           Y
    (Kentucky)                                  IN 46225









-----------------------------------------------------------------------------------------------------------------------------------

                                   ===========================================================================================
                                                                       DIRECT  BACKBONE - Most Popular
                                                                      CONNECT          City Pairs
                                                                                                            ==================



==============================================================================================================================
                                                                                         BACKBONE ROUTE
    GNI POP               ADDRESS                  CLLI     NPA  NXX  INSIDE     RING       TO CITY         OC12   OC3   DS3
==============================================================================================================================
 Indianapolis      175 College, (Telecom),
   (College)       Indianapolis, IN 46202        IPLSINDQ   317  822   TBD     Michigan    Louisville        G      G     G
                                                                                         -------------------------------------
                                                                                            Milwaukee        Y      G     G
                                                                                         -------------------------------------
                                                                                            Nashville        G      G     G
                                                                                         -------------------------------------
                                                                                            New York         R      R     R
                                                                                         -------------------------------------
                                                                                          Philadelphia       G      G     G
                                                                                         -------------------------------------
                                                                                           Sacramento        R      R     G
                                                                                         -------------------------------------
                                                                                            San Diego        R      R     G
                                                                                         -------------------------------------
                                                                                          San Francisco      R      R     G
                                                                                         -------------------------------------
                                                                                            St. Louis        G      G     G
                                                                                         -------------------------------------
                                                                                           Washington        G      G     G
------------------------------------------------------------------------------------------------------------------------------
 Indianapolis        733 W. Henry St.,
     (TI)         Indianapolis, IN 46225         IPLVINEA   317  955   TBD     Michigan    Louisville        G      G     G
                                                                                         -------------------------------------
                                                                                           Milwaukee         Y      G     G
                                                                                         -------------------------------------
                                                                                           Nashville         G      G     G
                                                                                         -------------------------------------
                                                                                            New York         R      R     R
                                                                                         -------------------------------------
                                                                                          Philadelphia       G      G     G
                                                                                         -------------------------------------
                                                                                           Sacramento        R      R     G
                                                                                         -------------------------------------
                                                                                            San Diego        R      R     G
                                                                                         -------------------------------------
                                                                                          San Francisco      R      R     G
                                                                                         -------------------------------------
                                                                                            St. Louis        G      G     G
                                                                                         -------------------------------------
                                                                                           Washington        G      G     G
------------------------------------------------------------------------------------------------------------------------------
 Jacksonville   95 Hanover St,. (Shelter Pop),
                   Jacksonville, FL 32204        JCVNFLIM   904  463   TBD     Florida        Miami          G      G     G
                                                                                         -------------------------------------
                                                                                            New York         R      R     R
                                                                                         -------------------------------------
                                                                                             Raleigh         Y      G     G
                                                                                         -------------------------------------
                                                                                            St. Louis        Y      G     G
                                                                                         -------------------------------------
                                                                                              Tampa          Y      G     G
------------------------------------------------------------------------------------------------------------------------------
 Kansas City    1301 West 25th Street, Kansas
                       City, MO 64108            KACAMOBZ   816  842   TBD     Southwest   Minneapolis       Y      G     G
                                                                                         -------------------------------------
                                                                                          Okalahoma City     R      G     G
                                                                                         -------------------------------------
                                                                                          San Francisco      R      Y     G
                                                                                         -------------------------------------
                                                                                            St. Louis        Y      G     G
                                                                                         -------------------------------------
                                                                                              Topeka         G      G     G
                                                                                         -------------------------------------
                                                                                               Tulsa         R      G     G
------------------------------------------------------------------------------------------------------------------------------
 Kansas City    2401 Holly Street, Kansas City,
                          MO 64108               KSCAMOZN   816  471   TBD     Southwest   Minneapolis       Y      G     G
                                                                                         -------------------------------------
                                                                                          Okalahoma City     R      G     G
                                                                                         -------------------------------------
                                                                                          San Francisco      R      Y     G
                                                                                         -------------------------------------
                                                                                            St. Louis        Y      G     G
                                                                                         -------------------------------------
                                                                                             Topeka          G      G     G
                                                                                         -------------------------------------
                                                                                              Tulsa          R      G     G
------------------------------------------------------------------------------------------------------------------------------


==================================================================================================================
                                                     ACCESS

                                          BACKBONE AVAILABILITY

                                                                                     =============================
                                                                                          ACCESS AVAILABILITY
==================================================================================================================

    GNI POP      VENDOR                  ADDRESS                  CLLI     NPA  NXX  OC12  OC3    DS3    COMMENTS
==================================================================================================================
 Indianapolis    MCI/WC      111 Monument Circle, 2nd Floor,
    (College)                    Indianapolis, IN 46204         IPLSINLR   317  842   G    N/E             G
                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

                                                                                                 -----------------

------------------------------------------------------------------------------------------------------------------
 Indianapolis     AMTC          240 N. Meredian St.,
       (TI)                    Melrose Central Office           IPLSIN01   317  221  PEND  PEND   PEND  04/27/00











------------------------------------------------------------------------------------------------------------------
                  ATTLS             711 W. Henry St.            IPLSINMA   317  532  PEND  PEND   PEND  04/27/00







------------------------------------------------------------------------------------------------------------------
                  MCI/WC          111 Monument Circle,
                                       Suite 200                IPLSINLR   317  842  PEND  PEND   PEND  04/27/00









------------------------------------------------------------------------------------------------------------------
 Jacksonville    Bell South  424 N. Pearl St., Jacksonville,
                                        FL 32204                JCVLFLCL   904  308   G     G              G









------------------------------------------------------------------------------------------------------------------
 Kansas City      E-SPIRE      1100 Main St., # 1460, Kansas
                                       City, MO 64105           KSCYMOMC   816  303   R     G              G










------------------------------------------------------------------------------------------------------------------
 Kansas City       SBC               1101 McGee Street          KSCYMO55   816  218  PEND  PEND   PEND  04/27/00






------------------------------------------------------------------------------------------------------------------
                  E-SPIRE     1100 Main St., # 1460, Kansas
                                     City, MO 64105             KACAMODU   816  303  PEND  PEND   PEND  04/14/00


------------------------------------------------------------------------------------------------------------------

                                   ===========================================================================================
                                                                       DIRECT  BACKBONE - Most Popular
                                                                      CONNECT          City Pairs
                                                                                                            ==================



==============================================================================================================================
                                                                                           BACKBONE ROUTE
    GNI POP               ADDRESS                  CLLI     NPA  NXX  INSIDE     RING         TO CITY        OC12  OC3   DS3
==============================================================================================================================
  Los Angeles       624 S. Grand GNI fiber
                       to 611 Wilshire           LSANCARC   213  489    ICB       West          Miami         R     R     G
                ------------------------------                                             -----------------------------------
                                                                                             Minneapolis      Y     G     G
                ------------------------------                                             -----------------------------------
                                                                                               New York       R     R     G
                ------------------------------                                             -----------------------------------
                                                                                                Oakland       G     G     G
                ------------------------------                                             -----------------------------------
                                                                                             Philadelphia     R     R     G
                ------------------------------                                             -----------------------------------
                                                                                               Phoenix        G     G     G
                ------------------------------                                             -----------------------------------
                                                                                               Portland       R     R     G
                ------------------------------                                             -----------------------------------
                                                                                                 Reno         R     Y     G
                ------------------------------                                             -----------------------------------

                ------------------------------
                                                     2nd Floor                                Sacramento      Y     G     G
                ------------------------------                                             -----------------------------------
                                                                                                Salinas       G     G     G
                ------------------------------
                                                            611 Wilshire, 1st Floor, Suite # 102, Los Angeles, CA 90017
                                                                                           -----------------------------------
                                                                                            Salt Lake City    R     Y     G
                                                                                           -----------------------------------
                                                                                             San Antonio      G     G     G
                                                                                           -----------------------------------
                                                                                              San Diego       R     G     G
                                                                                           -----------------------------------
                                                                                            San Francisco     G     G     G
                                                                                           -----------------------------------
                                                                                               San Jose       G     G     G
                                                                                           -----------------------------------
                                                                                            San Luis Obispo   G     G     G
                                                                                           -----------------------------------
                                                                                             Santa Barbara    Y     G     G
                                                                                           -----------------------------------
                                                                                                Seattle       R     R     R
                                                                                           -----------------------------------
                                                                                              Washington      R     R     G
------------------------------------------------------------------------------------------------------------------------------
  Louisville    1358 S. 7th St, Louisville,
                        KY 40208                 LSVMKYPL   502  634    ICB       East         Nashville      G     G     G
------------------------------------------------------------------------------------------------------------------------------
                                        Manassas

------------------------------------------------------------------------------------------------------------------------------
     Miami      36 N.E. 2nd St., 6th Floor,
                  Miami, Florida 33132           MIASFLTT   305  381    ICB     Florida        New York       R     R     R
                                                                                           -----------------------------------
                                                                                                Newark        R     R     R
                                                                                           -----------------------------------
                                                                                                Orlando       R     G     G
                                                                                                                   ---
                                                                                           -----------------------------------
                                                                                             San Francisco    R     R     G
                                                                                           -----------------------------------
                                                                                                 Tampa        G     G     G
                                                                                           -----------------------------------
                                                                                               Washington     G     G     G
------------------------------------------------------------------------------------------------------------------------------
   Milwaukee    500 S. Water St, Milwaukee,
                        WI 53204                 MILAWIIR   414  807    TBD  Northcentral      Washington     R     R     G
------------------------------------------------------------------------------------------------------------------------------
  Minneapolis   422 N 3rd Street, Minneapolis,
                        MN, 55401                MPLTMN41   612  338    TBD  Northcentral       New York      R     R     R
                                                                                           -----------------------------------
                                                                                                Seattle       R     R     R
                                                                                           -----------------------------------
                                                                                               Washington     R     R     G
------------------------------------------------------------------------------------------------------------------------------
 Mountain View  364 Ferguson Dr., 1st Fl,
                 Mountain View, CA 94043         MTVWCAGC   650  966                              TBD

-----------------------------------------------------------------------------------------                    -----------------
   Nashville    1217 Litton Ave, Nashville,
                       TN 37204                  NSVMTNNN   615  258    ICB      East          St. Louis      Y     G     G
                                                                                           -----------------------------------

==================================================================================================================
                                                     ACCESS

                                          BACKBONE AVAILABILITY

                                                                                     ==============================================
                                                                                                ACCESS AVAILABILITY
===================================================================================================================================

    GNI POP       VENDOR                 ADDRESS                  CLLI     NPA  NXX   OC12  OC3    DS3           COMMENTS
===================================================================================================================================
  Los Angeles     MCI/WC         800 W. 6th, Los Angeles,       LSANCAGJ   213  330   N/E   N/E              Y
                                         CA 90017



                 ------------------------------------------------------------------------------------------------------------------
                   GTENS          624 S. Grand 5th Fl,
                                 Los Angeles, CA 90017          LSANCARC   213  316    R     G               G





                 ------------------------------------------------------------------------------------------------------------------
                   GTENS                                                              PEND  PEND  PEND           5/30/00
                 ------------------------------------------------------------------------------------------------------------------
                  PacBell                                                             PEND  PEND  PEND           6/01/00
                 ------------------------------------------------------------------------------------------------------------------
                   ATTLS         624 S. Grand, 2nd Floor,
                                  Los Angeles, CA 90017         LSANCARC   213  627    G     G               G
                 ------------------------------------------------------------------------------------------------------------------
                   GTENS                                                              N/E   N/E   PEND           8/11/00
                 ------------------------------------------------------------------------------------------------------------------
                  MCI/WC         800 W. 6th, Los Angeles,
                                        CA 90017                LSANCAGJ   213  330    R     Y     G    Additional Capacity 5/1/00
                 ------------------------------------------------------------------------------------------------------------------
                  PacBell        420 S Grand, Los Angeles,
                                        CA 90017                LSANCA03   213  217    G     G               G
                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Louisville     Bell South         526 Armory Place,
                                   Louisville, KY 40202         LSVLKYAP   502  294    G     G     G
-----------------------------------------------------------------------------------------------------------------------------------
                           Washington                                                                          AOL Only

-----------------------------------------------------------------------------------------------------------------------------------
     Miami       Bell South        45 NW 5th St, Miami,
                                        FL 33128                MIAMFLGR   305  237    G     G     G    Additional Capacity 6/1/00

-----------------------------------------------------------------------------------------------------------------------------------

                   MCI/WC         8830 NW 18th Terrace          MIANFLPV   305  639    G     G     G    Additional Capacity 8/11/00



-----------------------------------------------------------------------------------------------------------------------------------
                                            Nextlink                                  N/E   N/E   PEND           3/17/00
                                                                                                           Can be equipped to
-----------------------------------------------------------------------------------------------------------------------------------
   Milwaukee      Ameritech    6812 Aetna Ct. Milwaukee,
                                      WI 53213                  MILWWI12   414  256    G     G     G
-----------------------------------------------------------------------------------------------------------------------------------
  Minneapolis      US West    200 S 5th St. Minneapolis,
                                      MN 55402                  MPLSMNDT   612  370   N/E    G     G
-----------------------------------------------------------------------------------------------------------------------------------
                     KMC            730 Boone Ave.              GLVYMN06   612  279   PEND  PEND  PEND           3/17/00


-----------------------------------------------------------------------------------------------------------------------------------
 Mountain View      MCI/WC        55 South Market St.           SNJSCAJN   408  975   PEND  PEND  PEND           5/30/00
-----------------------------------------------------------------------------------------------------------------------------------
                   Pacbell            305 Hope St.              MTVWCA11   650  210   PEND  PEND  PEND           5/30/00
-----------------------------------------------------------------------------------------------------------------------------------
   Nashville     Bell South    1224 Gallatin Ave, Nashville,
                                        TN 37206                NSVLTNIN   615  226    G     G     G    Additional Capacity 7/18/00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       =======================================================
                                                                         DIRECT  BACKBONE - Most Popular
                                                                         CONNECT          City Pairs
                                                                                                            ==================
==============================================================================================================================
                                                                                             BACKBONE ROUTE
       GNI POP               ADDRESS                CLLI      NPA   NXX  INSIDE    RING         TO CITY     OC12  OC3   DS3
================================================================================================================================
      New York      8th Avenue, W 31st-W 33rd     NYCPNYQP    212   629   NO    New England      Newark       R     R     R
                         (Penn Station),                                                     -----------------------------------
                     New York City, NY 10018                                                  Philadelphia    G     G     G
                                                                                             -----------------------------------
                                                                                                Phoenix       R     R     R
                    -------------------------                                                -----------------------------------
                                                                                              Poughkeepsie    R     R     R
                                                                                             -----------------------------------
                                                                                                 Reston       R     R     R
                                                                                             -----------------------------------
                                                                                                Richmond      R     R     R
                                                                                             -----------------------------------
                                       Penn Station to 60 Hudson to BA C.O., 3 Node Ring       Rochester      R     R     R
                                                                                             -----------------------------------
                                                                                               Sacramento     R     R     R
                                                                                             -----------------------------------
                                                                                               San Diego      R     R     R
                                                                                             -----------------------------------
                                                                                              San Francisco   R     R     G
                                                                                             -----------------------------------
                                                                                                San Jose      R     R     G
                    -------------------------                                                -----------------------------------
                                                    Penn Station to 60 Hudson                   Seattle       R     R     R
                                                                                             -----------------------------------
                                                                                               St. Louis      R     R     R
                                                                                             -----------------------------------
                                                                                                Sterling      R     R     R
                                                                                             -----------------------------------
                                                                                                Syracuse      R     R     R
                                                                                             -----------------------------------
                                                                                               Washington     G     G     G
                                                                                             -----------------------------------
                                                                                              White Plains    R     R     R
--------------------------------------------------------------------------------------------------------------------------------
      New York        60 Hudson Mezzanine         NYCMNYZR    212   791   ICB   New England      Newark       R     R     R
                                                  ---------------------                      -----------------------------------
                                                                                              Philadelphia    G     G     G
                                                  ---------------------                      -----------------------------------
                                                                                                Phoenix       R     R     R
                                                  ---------------------                      -----------------------------------
                                                                                              Poughkeepsie    R     R     R
                                                  ---------------------                      -----------------------------------
                                                                                                 Reston       R     R     R
                       ------------------------------------------------                      -----------------------------------
                       60 Hudson Street,          NYCMNYZR    212         962                   Richmond      R     R     R
                         (18th floor),                                                       -----------------------------------
                         New York City,                                                        Rochester      R     R     R
                            NY 10013                                                         -----------------------------------
                                                                                               Sacramento     R     R     R
                                                                                             -----------------------------------
                                                                                               San Diego      R     R     R
                                                                                             -----------------------------------
                                                                                             San Francisco    R     R     G
                                                                                             -----------------------------------
                                                                                                San Jose      R     R     G
                                                                                             -----------------------------------
                                                                                                Seattle       R     R     R
                                                                                             -----------------------------------
                                                                                               St. Louis      R     R     R
                                                                                             -----------------------------------
                                                                                                Sterling      R     R     R
                                                                                             -----------------------------------
                                                                                                Syracuse      R     R     R
                                                                                             -----------------------------------
                                                                                               Washington     G     G     G
                                                                                             -----------------------------------
                                                                                              White Plains    R     R     R
--------------------------------------------------------------------------------------------------------------------------------
       Newark        1 Raymond Plaza West,        NWRKNJFZ    201   345   NO    New England   Philadelphia    R     R     R
                    Newark, NJ (AMTRAC Colo)                                                 -----------------------------------
                            07105                                                               San Jose      R     R     R
                                                                                             -----------------------------------
                                                                                               Washington     R     R     R
--------------------------------------------------------------------------------------------------------------------------------


================================================================================================================================
                                                     ACCESS

                                          BACKBONE AVAILABILITY

                                                                                      ==========================================
                                                                                                ACCESS AVAILABILITY
================================================================================================================================
    GNI POP             VENDOR                 ADDRESS                CLLI  NPA  NXX  OC12  OC3    DS3            COMMENTS
================================================================================================================================
      New York          MCI/WC              111 8th Avenue        NYCMNY83   212 220   G     G                        G

--------------------------------------------------------------------------------------------------------------------------------
                     Bell Atlantic         1095 6th Avenue,       NYCMNY42   212 205  N/E    G                        Y
                                          New York, NY 10036

--------------------------------------------------------------------------------------------------------------------------------
                      Time Warner            2 Penn Plaza         NYCMNYPZ   212 643   G    N/E                      N/E




--------------------------------------------------------------------------------------------------------------------------------
      New York        Time Warner     60 Hudson St., Suite 321,   NYCMNYZR   212 732   G    N/E                      N/E
                                       New York City, NY 10013

--------------------------------------------------------------------------------------------------------------------------------
                        MCI/WC              111 8th Avenue        NYCMNY42   212 205   R     G                        Y
--------------------------------------------------------------------------------------------------------------------------------
                         ATTLS             67 Broad Street        NYCMNYBX   212 276  PEND  PEND     PEND         5/12/00

------------------------------------------------------------------------------------------------------------------------------------
                        MCI/WC              111 8th Avenue        NYCMNY83   212 220   R     G        Y      Additional Capacity
                                                                                                                   3/24/00


------------------------------------------------------------------------------------------------------------------------------------
                     Bell Atlantic         1095 6th Avenue,       NYCMNY42   212 205   G     G        G      Additional Capacity
                                          New York, NY 10036                                                       8/11/00
                                                                                                    -----
                                                                                                    -----
------------------------------------------------------------------------------------------------------------------------------------
                       Nextlink       60 Hudson St., 13th Floor,  NYCMNYZR   914 204  N/E    G        G    Additional Capacity TBD
                                       New York City, NY 10013
------------------------------------------------------------------------------------------------------------------------------------
       Newark        Bell Atlantic      654 Market St. Newark,    NWRKNJIR   973 274   G     G        G      Additional Capacity
                                               NJ 07105                                                            8/11/00
------------------------------------------------------------------------------------------------------------------------------------

                                                                             ------------------------------------------------------
                                                                             DIRECT      BACKBONE-Most Popular
                                                                             CONNECT        City Pairs

-----------------------------------------------------------------------------------------------------------------------------------
   GNI POP                  ADDRESS                     CLLI      NPA   NXX  INSIDE   RING       BACKBONE ROUTE    OC12  OC3  DS3
                                                                                                     TO CITY
-----------------------------------------------------------------------------------------------------------------------------------
   Oakland         260 5th Avenue, Oakland, CA        OKLDCA34    510   832   TBD     Bay
 (5th Avenue)                94606                                                                   Portland        R     R    G
                                                                                                 ----------------------------------
                                                                                                       Reno          R     Y    G
                                                                                                 ----------------------------------
                                                                                                    Sacramento       G     G    G
                                                                                                 ----------------------------------
                                                                                                      Salinas        Y     G    G
                                                                                                 ----------------------------------
                                                                                                  Salt Lake City     R     Y    G
                                                                                                 ----------------------------------
                                                                                                     San Diego       R     G    G
                                                                                                 ----------------------------------
                                                                                                   San Francisco     G     G    G
                                                                                                 ----------------------------------
                                                                                                     San Jose        G     G    G
                                                                                                 ----------------------------------
                                                                                                      Seattle        R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
   Oakland       344 20th Street, Kaiser Building,    OKLDCAUN    510   839   TBD     Bay
(20th Street)      3rd Floor, Oakland, CA 94612                                                      Portland        R     R    G
                                                                                                 ----------------------------------
                                                                                                       Reno          R     Y    G
                                                                                                 ----------------------------------
                                                                                                    Sacramento       G     G    G
                                                                                                 ----------------------------------
                                                                                                      Salinas        Y     G    G
                                                                                                 ----------------------------------
                                                                                                  Salt Lake City     R     Y    G
                                                                                                 ----------------------------------
                                                                                                     San Diego       R     G    G
                                                                                                 ----------------------------------
                                                                                                   San Francisco     G     G    G
                                                                                                 ----------------------------------
                                                                                                     San Jose        G     G    G
                                                                                                 ----------------------------------
                                                                                                      Seattle        R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma City     620 S. Santa Fe, Oklahoma City,     OKCZOKZC    405   254   TBD    Southwest
                        OK 73170
-----------------------------------------------------------------------------------------------------------------------------------
   Orlando        121 Weber St, (Shelter PoP),        ORLFFLEP    407   558   TBD    Florida           Tampa         R     G    G
                         Orlando, FL 32803
                                                                                                 ----------------------------------
                                                                                                    Washington       R     G    G
-----------------------------------------------------------------------------------------------------------------------------------
 Philadelphia     401 N. Broad St., Ste 330,          PHLAPAFG    215   382   ICB    New England   Poughkeepsie      R     Y    G
(N. Broad St.)      Philadelphia, PA 19108
                                                                                                 ----------------------------------
                                                                                                     San Diego       R     R    G
                                                                                                 ----------------------------------
                                                                                                     Syracuse        G     G    G
                                                                                                 ----------------------------------
                                                                                                    Washington       G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
   Phoenix        429 S. 6th Dr., Phoenix, AZ 85003   PHNAAZGY    602   524   ICB     West           San Diego       R     G    G
-----------------------------------------------------------------------------------------------------------------------------------
   Phoenix        2120 N. Central Ave., Tower Bldg.,  PHNXAZUI    602   258   TBD     West
 (N. Central)         Ste G40, Phoenix AZ 85004                                                      San Diego       R     G    G
------------------------------------------------------------------------------------------------------------------------------------
  Pittsburgh      733 Gross St, Pittsburg, PA 15236   PITDPANF    412   762   TBD     Northeast      Washington       G     G    G
                                                                                                 ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
                                                                                              ACCESS

                                                                 BACKBONE AVAILABILITY
                                                                                                 -----------------------------------
                                                                                                     ACCESS AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
   GNI POP              VENDOR                     ADDRESS                 CLLI        NPA  NXX  OC12 OC3  DS3    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
   Oakland             PacBell                1610 Franklin St.          OKLDCA03      510  869   R    G           G
 (5th Avenue)







------------------------------------------------------------------------------------------------------------------------------------
   Oakland              MCI/WC                1999 Harrison St.          OKLDCA03      510  446  PEND PEND PEND      TBD
(20th Street)



                  ------------------------------------------------------------------------------------------------------------------
                                                   PacBell                                       PEND PEND PEND  05/30/2000



------------------------------------------------------------------------------------------------------------------------------------
Oklahoma City         SBC             121 Dean McGee, Oklahoma           OKCYOKCE      405  216   N/E   G    G
                                           City, OK 73102
------------------------------------------------------------------------------------------------------------------------------------
   Orlando         Bell South        45 N Magnolia Ave., Orlando,        ORLDFLPC      407  240    G    G    G   Additional Capacity
                                           FL 32801                                                                  3/17/00
------------------------------------------------------------------------------------------------------------------------------------
 Philadelphia         MCI/WC       1601 Market St, 22nd Floor, 5         PHLAPASI      215  977    G    G    G   Additional Capacity
(N. Broad St.)                   Penn Center, Philadelphia, PA 19103                                                 8/11/00
                  ------------------------------------------------------------------------------------------------------------------
                      ATTLS       2130 Arch, Philadelphia, PA 19103      PHLAPAAZ      215  273    G    G    G
                  ------------------------------------------------------------------------------------------------------------------
                  Bell Atlantic     900 Race St., Philadelphia, PA       PHLAPAMK      215  309    G    G    G   Additional Capacity
                                              19107                                                                    8/11/00
                  ------------------------------------------------------------------------------------------------------------------
                    Nextlink          401 N. Broad St., 4th Fl.          PHLAPAFG      215  733  PEND PEND  PEND    03/31/2000
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix            ELI               2600 N. Central #300             PHNXAZ28      602  277   R   PEND  PEND    03/17/2000
                  ------------------------------------------------------------------------------------------------------------------
                      USW            211 W Monroe St., Phoenix, AZ       PHNXAZMA      602  364  N/E  R    R
                                               85003
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix            MCI/WC              3838 N. Central Ave.           PHNZAZGN      602  630  PEND PEND  PEND   05/01/2000
 (N. Central)
                  ------------------------------------------------------------------------------------------------------------------
                       USW           211 W Monroe St., Phoenix, AZ       PHNXAZMA      602  364   R  PEND PEND      03/17/2000
                                                 85003
------------------------------------------------------------------------------------------------------------------------------------
  Pittsburgh      Bell Atlantic      416 7th Avenue, Pittsburgh, PA      PITBPADT      412  261   G   G    G     Additional Capacity
                                             15219                                                                    8/11/00
------------------------------------------------------------------------------------------------------------------------------------

                                                                           ---------------------------------------------------------
                                                                             DIRECT BACKBONE-Most Popular
                                                                             CONNECT     City Pairs                -----------------


------------------------------------------------------------------------------------------------------------------------------------
   GNI POP                ADDRESS                        CLLI       NPA   NXX  INSIDE     RING    BACKBONE ROUTE
                                                                                                    TO CITY        OC12  OC3   DS3
------------------------------------------------------------------------------------------------------------------------------------
  Portland     707 South Washington Street, Ste         PTLDORWA    503   219   TBD     Northwest                    R     R    G
               400 4th Floor, Portland, OR 97205                                                   Sacramento
                                                                                                 -----------------------------------
                                                                                                     Salinas         R     R    G
                                                                                                 -----------------------------------
                                                                                                  San Francisco      R     R    G
                                                                                                 -----------------------------------
                                                                                                    San Jose         R     Y    G
                                                                                                 -----------------------------------
                                                                                                     Seattle         R     R    R
------------------------------------------------------------------------------------------------------------------------------------
Poughkeepsie    New Palz Toll Station, Exit 18 NY,      NWPLNYJO    914   255   TBD    New England  Washington       G     G    G
                            12561
------------------------------------------------------------------------------------------------------------------------------------
  Raleigh        115 N. Harrington St., 3rd Floor,      RLGINCHK    919   839    NO
                       Raleigh, NC 27603                                                             Richmond        Y     G    G
                                                                                                 -----------------------------------
                                                                                                    St. Louis        Y     G    G
                                                                                                 -----------------------------------
                                                                                                      Tampa          R     G    G
                                                                                                 -----------------------------------
                                                                                                    Washington       G     G    G
------------------------------------------------------------------------------------------------------------------------------------
    Reno        200 South Virginia, Suite # 630,        RENONVMP    702   786   ICB         West     San Jose        R     Y    G
                         Reno, NV 89501
------------------------------------------------------------------------------------------------------------------------------------
   Reston                                                                                           Washington       Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
  Richmond       727 Hospital St, Ste.1805,             RCMEVAPO    804   649   ICB         East    Washington       R     R    G
                       Richmond, VA 23221
------------------------------------------------------------------------------------------------------------------------------------
 Sacramento      770 L Street, 7th Floor,               SCRMCAWC    916   235   TBD      Northwest    Salinas        R     R    G
                  Sacramenton, CA 95814                                                                                   ----
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Salt Lake City    R     Y
                                                                                                                          ----
                                                                                                 -----------------------------------
                                                                                                    San Francisco    G     G
                                                                                                                          ----
                  ---------------------                        770 L Street, 11th Floor Suite 1120, Sacramento, CA 95814
                                                                                                 -----------------------------------
                                                                                                       San Jose      G     G
                                                                                                                          ----
                                                                                                 -----------------------------------
                                                                                                       Seattle       R     R    R
------------------------------------------------------------------------------------------------------------------------------------
   Salinas      915 G and H Harkins Road, 1st           SLNSCAMD    831   757    NO         West    San Francisco    Y     G    G
                  Floor, Salinas, CA 93901                                                       -----------------------------------
                                                                                                       San Jose      Y     G    G
                                                                                                 -----------------------------------
                                                                                                    San Luis Obispo  G     G    G
                                                                                                 -----------------------------------
                                                                                                        Seattle      R     R    R
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City    155 South Regent, Suite 1560,         SLKDUTOH    801   532   ICB         West    San Francisco    R     Y    G
                    Salt Lake City, UT 84111
                                                                                                 -----------------------------------
                                                                                                       San Jose      R     Y    G
                                                                                                 -----------------------------------
                                                                                                        Seattle      R     R    R
------------------------------------------------------------------------------------------------------------------------------------
  San Antonio     231 Rotary Ave, San Antonio, TX       SNANTX41    210   600   ICB      Southwest     San Diego     R     G    G
                             78225
                                                                                                 -----------------------------------
                                                                                                       St. Louis     Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
   San Diego     3180 University Ave, 6th Floor,        SNDGCAZX    619   563   ICB        West     San Luis Obispo  R     G    G
                     San Diego, CA 92104                                                         -----------------------------------
                                                                                                      Santa Barbara  R     G    G
                                                                                                 -----------------------------------
                                                                                                       St. Louis     R     G    G
                                                                                                 -----------------------------------
                                                                                                       Washington    R     R    G
------------------------------------------------------------------------------------------------------------------------------------
 San Francisco    60 Federal Street, Suite # 306,       SNFCCATU    415   546   TBD         Bay         San Jose     G     G    G
                                                                                                                        -------
                     San Francisco, CA 94107                                                     -----------------------------------
                                                                                                     San Luis Obispo Y     G    G
                                                                                                 -----------------------------------
                                                                                                          Seattle    R     R    R
                                                                                                 -----------------------------------
                                                                                                         St. Louis   Y     G    G
------------------------------------------------------------------------------------------------------------------------------------
                                                                   ACCESS
                                     BACKBONE AVAILABILITY

                                                                         -----------------------------------------------------------
                                                                                 ACCESS AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
   GNI POP     VENDOR               ADDRESS                 CLU     NPA    NXX   OC12   OC3       DS3       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
  Portland     MCI/WC       851 SW 6th Ave., 4th Floor,   PTLDORKZ  503    991   N/E      R                       G
                                  Suite 400



------------------------------------------------------------------------------------------------------------------------------------
                 ELI       400 SW 6th, # 500 Portland,    PTLDORFJ  503    221    R       G        G    Additional Capacity 4/3/00
                                  OR 97204
------------------------------------------------------------------------------------------------------------------------------------
Poughkeepsie Bell Atlantic       20 S. Hamilton St.       PGHKNYSH     914    431   PEND    PEND    PEND          3/24/00
                            Poughkeepsie, NY 12601
------------------------------------------------------------------------------------------------------------------------------------
   Raleigh    Bell South       121 W. Morgan St.          RLGHNCMO  919    715    G        G       G    Additional Capacity 7/24/00



------------------------------------------------------------------------------------------------------------------------------------
     Reno       MCI/WC    200 S Virginia St, Reno, NV     RENONVMP  775    332   N/E       G       G
                                   89501
------------------------------------------------------------------------------------------------------------------------------------
    Reston                                                                                                 AOL Only
------------------------------------------------------------------------------------------------------------------------------------
  Richmond   Bell Atlantic  703 E Grace St., Richmond, VA RCMDVAGR  804    235    G        G       G
------------------------------------------------------------------------------------------------------------------------------------
 Sacramento     MCI/WC        2991 Gold Canal Drive       RCRDCAGJ  916    463   PEND    PEND    PEND           4/2/00
                            -----------------------
                            -----------------------
                                                                 G
------------------------------------------------------------------------------------------------------------------------------------
                PacBell         1407 J Street             SCRMCA01  916    325   PEND    PEND    PEND          5/30/00
                                                                 G
------------------------------------------------------------------------------------------------------------------------------------
                MCI/WC           2820 Kovr Dr.            WSCRCABY  916    569    G       N/E                    Y
                                                                 G
------------------------------------------------------------------------------------------------------------------------------------
                PacBell     770 L Street, # 1120,         SCRMCAWC  916    930   N/E       G                     G
                            Sacramento, CA 95814
------------------------------------------------------------------------------------------------------------------------------------
   Salinas      PacBell    340 Pajaro Street, Salinas,    SLNSCA01  831    422   N/E     PEND    PEND          3/17/00
                                   CA 93901                                                   ------------------------
                                                                                              ------------------------
                                                                                              ------------------------
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City   ELI    4 Triad Center, Salt Lake City,   SLKCUTEV  801    532    R        G       G    Additional Capacity 3/17/00
                                    UT 84180
------------------------------------------------------------------------------------------------------------------------------------
                 USW          700 South State St.         SLKCUTMA  801    220   PEND    PEND    PEND          3/20/00
                                                                                ----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 San Antonio    MCI/WC   700 North Saint Mary's Street,   SNAOTXIR  210    369    G        G       G
                             San Antonio, TX 78205
------------------------------------------------------------------------------------------------------------------------------------
                 SBC    105 Auditorium Circle, San        SNANTXCA  210    206   N/E       G                     G
                            Antonio, TX 78205
------------------------------------------------------------------------------------------------------------------------------------
                MCI/WC   10065 Barnes Canyon Rd.          SNDJCADJ  619    320   PEND    PEND    PEND          4/27/00
------------------------------------------------------------------------------------------------------------------------------------
  San Diego     PacBell  650 Robinson, San Diego, CA      SNDGCA02  619    203   N/E       G       G    Additional Capacity 5/30/00
                                   92103
------------------------------------------------------------------------------------------------------------------------------------
               Nextlink   5771 Copley Drive, San Diego,   SNDJCA05  619    268   N/E     PEND    PEND          5/29/00
                                    CA
------------------------------------------------------------------------------------------------------------------------------------
San Francisco   MCI/WC   444 Market St, 13 Floor, San     SNFCCALW  415    284    G        G       G    Additional Capacity 5/1/00
                           Francisco, CA 94111-5325                                             ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                ATTLS 1 Bush St, San Francisco, CA        SNFCCAFJ  415    268    G        G       G    Additional Capacity 5/15/00
                                 94111
------------------------------------------------------------------------------------------------------------------------------------
               PacBell 611 Folsom, Suite 306, 94105       SNFCCA21  415    203   N/E      Y                      G
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                   ===========================================================================================
                                                                                 DIRECT  BACKBONE - Most Popular
                                                                                 CONNECT        City Pairs
                                                                                                                 ==================

====================================================================================================================================
                                                                                                   BACKBONE ROUTE
    GNI POP               ADDRESS                         CLLI        NPA   NXX  INSIDE     RING       TO CITY     OC12   OC3   DS3
====================================================================================================================================

     San Jose         55 Almaden, 3rd Floor, San Jose,     SNJSCAMC   408   971    TBD     Bay     San Luis Obispo    Y     G    G
                                  CA 95113                                                                                -------
                                                                                                 ----------------------------------
                                                                                                      Seattle         R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
   San Jose         300 South 2nd Street, San Jose,       SNJPCAMJ    408   277    TBD     Bay     San Luis Obispo    Y     G    G
  (South 2nd)                   CA 95113                                                                                 -------
                                                                                                 ----------------------------------
                                                                                                      Seattle         R     R    R
-----------------------------------------------------------------------------------------------------------------------------------
  San Luis Obispo    999 Lawrence Dr., San Luis           SNLOCAGX    805   597    TBD     West       St. Louis       Y     G    G
                          Obispo, CA 93401
-----------------------------------------------------------------------------------------------------------------------------------
 Santa Barbara      27 E. Cota St., 2nd Fl., Santa        SNBBCAMC    805   819    TBD     West
                          Barbara, CA 93101
-----------------------------------------------------------------------------------------------------------------------------------
   Seattle          2001 6th Avenue, 28th Floor Suite     STTLWAWB    206   770    ICB   Northwest     Washington     R     R    R
                          2802, Seattle, WA 98121                                                                        -------
-----------------------------------------------------------------------------------------------------------------------------------
   Sterling                                                                                             Washington    Y     G    G
-----------------------------------------------------------------------------------------------------------------------------------
    St. Louis       20 Ferry St., St. Louis, MO 63147     STLUMOBN    314   547    TBD   Northcentral  Washington     R     R    G
                                                                                                                         -------
-----------------------------------------------------------------------------------------------------------------------------------
     Syracuse       282.93 MP 282.93 Exit 36,             SYRCNYSC    315   451    TBD   Northeast     Washington     R     Y    G
                       Syracuse, NY 13211
-----------------------------------------------------------------------------------------------------------------------------------
      Tampa         400 N. Tampa, C15 7th Floor Suite     TAMQFLTA    813   226    ICB    Florida      Titusville     Y     G    G
                        # 700, Tampa, FL 33602
                                                                                                      -----------------------------
                                                                                                       Washington     G     G    G
-----------------------------------------------------------------------------------------------------------------------------------
      Topeka        100 NW Jackson St. (Corner 1st St.)   TPKAKSUH                 TBD
     (Jackson)
-----------------------------------------------------------------------------------------------------------------------------------
      Topeka         301 NW Tyler Ave, Topeka, KS         TPKAKSMS    785   350    TBD   Southwest
     (Tyler)                  66603
-----------------------------------------------------------------------------------------------------------------------------------
      Tulsa          419 E. 1st St, Tulsa, OK 74120       TULTOKEB    918   329    TBD   Southwest
-----------------------------------------------------------------------------------------------------------------------------------
      Vienna                                                                                            Washington    Y     G    G
-----------------------------------------------------------------------------------------------------------------------------------
 Washington DC       50 Massachusetts Avenue,             WASHDCAW    202   371    ICB    New England   White Plains  G     G    G
    (Mass)            Washington, D.C 20001
-----------------------------------------------------------------------------------------------------------------------------------
 Washington DC      400/440 North Capitol St, Floor "G"   WASHDCSC    202   737    ICB    New England   White Plains  G     G    G
   (Capitol)            Ste 150, Washington, D.C 20200
-----------------------------------------------------------------------------------------------------------------------------------
 White Plains      Old Jackson Ave & Jackson Ave,         WHPLNYLS    914   693    TBD    New England
                       White Plains,  NY 10601
-----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================
                                                     ACCESS

                                             BACKBONE AVAILABILITY
                                                                                     ===============================================
                                                                                          ACCESS AVAILABILITY
====================================================================================================================================

    GNI POP      VENDOR                  ADDRESS                  CLLI     NPA  NXX   OC12  OC3   DS3    COMMENTS
====================================================================================================================================
 San Jose         MCI/WC      55 S Market St, 11th Floor      SNJSCAJN     408  975     G    Y                G
                              #1180 San Jose, CA 95113                                  -------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 San Jose         PacBell                                                               PEND  PEND  PEND    TBD
 (South 2nd)
-----------------------------------------------------------------------------------------------------------------------------------
                 MCI/WC        55 South Market St.             SNJSCA02    408   975    PEND  PEND  PEND    TBD
-----------------------------------------------------------------------------------------------------------------------------------
                 Nextlink      855 Mission Court (Fremont)     FRMTCAED    510   280    PEND  PEND  PEND    TBD
-----------------------------------------------------------------------------------------------------------------------------------
                 PacBell        95 Almaden Ave.                SNJSCA02    408   277    PEND  PEND  PEND    TBD
-----------------------------------------------------------------------------------------------------------------------------------
San Luis Obispo  PacBell        872 Morrow St.                 SNLOCA01    805   593    N/E    G     G
-----------------------------------------------------------------------------------------------------------------------------------
                 GTENS          101 W. Cannon Perdido St.      SNBBCAXF    805   417    G      G     G
-----------------------------------------------------------------------------------------------------------------------------------
Seattle          MCI/WC        2201 6th Avenue, 12th Floor,    STTLWAKI    206   441    N/E    G     G
                                   Seattle WA 98121
------------------------------------------------------------------------------------------------------------------------------------
                 ATTLS            2001 6th Avenue              STTLWAWB    206   320     G     G     G
------------------------------------------------------------------------------------------------------------------------------------
 Sterling                                                                                                       AOL Only
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis        SBC         1010 Pine Street, St. Louis, MO   STLSMO01    314   206     R     G     G
                                        63101
-----------------------------------------------------------------------------------------------------------------------------------
                 ATTLS               900 Walnut St.            STLSM0ZC    314   204     G     G     G
------------------------------------------------------------------------------------------------------------------------------------
Syracuse         Bell Atlantic   201 S. State St., Syracuse,   SYRCNYSU    318   421   PEND   PEND  PEND        3/24/00
                                       NY 13202
------------------------------------------------------------------------------------------------------------------------------------
Tampa            MCI/WC          101 East Kennedy Blvd., 11th  TAMPFL57    813   652   PEND    Y     G  Additional Capacity 3/17/00
                                       Floor, Suite 1150
------------------------------------------------------------------------------------------------------------------------------------
                 GTENS       610 Morgan St, Tampa, FL 33602    TAMPFLXA    813   440     R     G     Y  Additional Capacity 5/15/00
------------------------------------------------------------------------------------------------------------------------------------
 Topeka          KMC               2444 SE Lakewood Blvd.      TPKAKS25    785   290   PEND  PEND   PEND        4/28/00
 (Jackson)
------------------------------------------------------------------------------------------------------------------------------------
 Topeka          SBC         812 NW Jackson St, Topeka, KS     TPKAKSCA    785   836    N/E    G     G
(Tyler)                                66612
------------------------------------------------------------------------------------------------------------------------------------
  Tulsa          MCI/WC        100 West 5th St., Tulsa, OK     TULTOKEB    518   590    N/E    G     G
                                       74103
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Specific LOB Only
------------------------------------------------------------------------------------------------------------------------------------
 Vienna          MCI/WC         60 Mass, Washington, D.C 20200 WASHDCMO    202   208     Y    N/E    G
------------------------------------------------------------------------------------------------------------------------------------
 Washington DC   MCI/WC         60 Mass, Washington, D.C 20200 WASHDCMO    202   208     R     Y     G   Additional Capacity 4/27/00
 (Mass)
------------------------------------------------------------------------------------------------------------------------------------

Washington DC    ATTLS              1331 F Street NW           WASHDCTT    202   756     G     Y     G
(Capitol)
------------------------------------------------------------------------------------------------------------------------------------
                 Bell Atlantic   30 E. St. SW, WA, DC          WASHDCSW    202   205     G     R     G  Additional Capacity 4/28/00
------------------------------------------------------------------------------------------------------------------------------------
White Plains     Bell Atlantic    111 Main St., White Plains,  WHPLNYWP    914   328   PEND  PEND  PEND        TBD
                                         NY 10601
------------------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------
                                             KEY:
                        ---------------------------------------------------
                         G =   Available
                         Y =   Limited Availability
                         R =   Not Available
                         N/E=  Not Equipped
                         PEND= Access on Order
                         No City Pair Forecasted
                         Ac
                         COS
                        --------------------------------------------------

                                  ATTACHMENT D

                               ORDER PROCESS FLOW

                            [DIAGRAM APPEARS HERE]

                            [DIAGRAM APPEARS HERE]

                                  ATTACHMENT E

                                   ORDER FORM

          THE PURPOSE OF THIS CHECKLIST IS TO ENSURE YOUR ORDERS DO NOT GET REJECTED. PLEASE COMPLETE AFTER YOU HAVE COMPLETED OTHER SECTIONS OF THIS DATA GATHERING FORM. SALES ENGINEERS PLEASE ENTER YOU NAME AFTER
                     YOU HAVE VERIFIED THE REQUESTED INFORMATION
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                     CHECKLIST ITEM                        SALES ENGINEERS NAME
          ----------------------------------------------------------------------
          I HAVE VERIFIED EACH LOCATIONS ON-SITE PHONE
          NUMBER TO ENSURE IT APPEARS AT THE LOCATION
          THE CIRCUIT IS BEING INSTALLED AT
          ----------------------------------------------------------------------
          I HAVE VERIFIED THE LOCATION OF EACH DEMARC
          FOR EVERY SITE AND HAVE MADE PROVISIONS
          FOR ANY NECESSARY INSIDE WIRING.
          ----------------------------------------------------------------------
          A VISIO DRAWING COMPLETE WITH LOCATIONS
          NPA/NXX, MILEAGE, AND PRODUCT TYPE/SPEED
          AND OPTIONAL FEATURES.
          ----------------------------------------------------------------------

          --------------------------------------------
          THE INFORMATION REGARDING THE PROVISIONING
          OPTION WILL BE PROVIDED BY THE CUSTOM SALES
          GROUP.
          --------------------------------------------

          ----------------------------------------------------------------------
          IS THIS DS3/OCN ORDER TO BE PROVISIONED THRU GNI?
          ----------------------------------------------------------------------

                                 Page 1 of 16                          Checklist

--------------------------------------------------------------------------------
Please complete the attached form to order Private Line Service. This Form will populate GTECC's Special Access Provisioning Forms and provide the details necessary for the provisioning of this request.
--------------------------------------------------------------------------------
General Information:                   * (Yellow) Denotes Required Information
                                      ------------------------------------------
                                            Blue = Requested Information
                                      ------------------------------------------
  Salesperson Information:                Green = completed by Custom Sales
      --------------------------------------------------------------------------
   .  Salesperson Name
      --------------------------------------------------------------------------
   .  Sales ID
      --------------------------------------------------------------------------
   .  Branch
      --------------------------------------------------------------------------
   .  Phone Number
      --------------------------------------------------------------------------
   .  Fax Number
      --------------------------------------------------------------------------
      Pager Number
      --------------------------------------------------------------------------
   .  E-mail Address
      --------------------------------------------------------------------------
   .  Billing Platform                                     LD/Bobco
      --------------------------------------------------------------------------
   .  Market Segment                                  Strategic Accounts
      --------------------------------------------------------------------------
   .  Order Initiated Date
      --------------------------------------------------------------------------

  Sales Engineer Information:
      --------------------------------------------------------------------------
   .  Sales Engineer Name
      --------------------------------------------------------------------------
   .  Phone Number
      --------------------------------------------------------------------------
   .  Fax Number
      --------------------------------------------------------------------------
      Pager Number
      --------------------------------------------------------------------------
   .  E-mail Address
      --------------------------------------------------------------------------

  Operations/Sales Manager Information:
      --------------------------------------------------------------------------
   .  Operations Manager Name
      --------------------------------------------------------------------------
   .  Phone Number
      --------------------------------------------------------------------------
   .  Fax Number
      --------------------------------------------------------------------------
      Pager Number
      --------------------------------------------------------------------------
   .  E-mail Address
      --------------------------------------------------------------------------

  Customer Contact Information:
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
   .  Customer Contact Name
      --------------------------------------------------------------------------
   .  Phone Number
      --------------------------------------------------------------------------
      Fax Number
      --------------------------------------------------------------------------
      Pager Number
      --------------------------------------------------------------------------
      E-Mail Address
      --------------------------------------------------------------------------

  Customer Account Information:
      --------------------------------------------------------------------------
   .  Legal Business Name
      --------------------------------------------------------------------------
      GTECC Customer Account #
      --------------------------------------------------------------------------
      Project Name/ID
      --------------------------------------------------------------------------
      ICB Tracking Number (Required)
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
   .  Select Order Type                                   New Order
      --------------------------------------------------------------------------
      For Cancellations, Disconnects,
      Supplements and Changes Identify
      --------------------------------------------------------------------------

attachment e                       Page 2 of 16             Customer Information



           GTECC DSOC Coordinator (e-mail)
           ----------------------------------------------------------------------------------------------
           GTECC PON#  (Customer Order #)
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
        .  Select Access Arrangement                       Full Service
           ----------------------------------------------------------------------------------------------
        .  Select Pricing Method                           ICB Pricing
           ----------------------------------------------------------------------------------------------
        .  Custom Sales Number (Required)
           ----------------------------------------------------------------------------------------------
        .  Select a Billing Option            Option 1 - 1 Invoice/1 Billing Address
           ----------------------------------------------------------------------------------------------
           Select a  SIC Code                               99 - Other
           ----------------------------------------------------------------------------------------------
        .  Select an Ownership Type:                       Corporation
           ----------------------------------------------------------------------------------------------

       If Ownership Type is Corporation, answer the following:
           ----------------------------------------------------------------------------------------------
       .   Provide Corporate Tax ID
           ----------------------------------------------------------------------------------------------
           Provide President's Name
           ----------------------------------------------------------------------------------------------
           Identify State of Incorporation:
           ----------------------------------------------------------------------------------------------

       If Ownership Type is Partnership or Sole Proprietor provide ownership information:
       --------------------------------------------------------------------------------------------------
            First Name     Last Name                  Social Security Number
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
        .  Is Customer Tax Exempt? (Y=Yes, N=No)
           ----------------------------------------------------------------------------------------------
       If "YES" fax a copy of the Federal, State and/or Local Tax exempt certificates to (972) 874-4097

       Main Billing Address:
       --------------------------------------------------------------------------------------------------
        .  Dept. or individual to receive bill -
           ----------------------------------------------------------------------------------------------
        .                         Company Name -
           ----------------------------------------------------------------------------------------------
        .                       Street Address -
           ----------------------------------------------------------------------------------------------
        .                                Suite -
           ----------------------------------------------------------------------------------------------
        .                                 City -
           ----------------------------------------------------------------------------------------------
        .                               County -
           ----------------------------------------------------------------------------------------------
        .                                State -
           ----------------------------------------------------------------------------------------------
        .                             Zip Code -
           ----------------------------------------------------------------------------------------------
                                     Mail Code -
           ----------------------------------------------------------------------------------------------
       Bill Contact Information:
           ----------------------------------------------------------------------------------------------
        .                    Bill Contact Name -
           ----------------------------------------------------------------------------------------------
        .                   Bill Contact Phone -
           ----------------------------------------------------------------------------------------------
                   Bill Contact E-Mail Address -
           ----------------------------------------------------------------------------------------------
       Federal Universal Service Fund Information:
           ----------------------------------------------------------------------------------------------
        .          USF qualified discount? (Y/N)                    [_]Qualified for USF Discount
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

       Billing Remarks
           ----------------------------------------------------------------------------------------------
           Provide any comments necessary to
           order will be billed properly.

           (You can type up to 75 characters per line)
           ----------------------------------------------------------------------------------------------

attachment e                       Page 3 of 16             Customer Information

     ----------------------------------------------------------------------------------------
                                                                                        Circu
     Location Specific Information:                                   Location A
        -------------------------------------------------------------------------------------
     .  NPA/NXX
        -------------------------------------------------------------------------------------
     .  LATA
        -------------------------------------------------------------------------------------
        Local Access Provider, expected or current
        -------------------------------------------------------------------------------------
        Serving Wire Center CLLI
        -------------------------------------------------------------------------------------
     .  ACTL CLLI
        -------------------------------------------------------------------------------------
        Baseline/Coordinated Service, provide CFA
        -------------------------------------------------------------------------------------
     .  Demarc New or Existing?
        -------------------------------------------------------------------------------------
        List Carrier & Ckt ID, if existing
        -------------------------------------------------------------------------------------
        D1 Customer Profile #:
        -------------------------------------------------------------------------------------
        D1 Work Order Number
        -------------------------------------------------------------------------------------
     .  Customer Requested Due Date
        -------------------------------------------------------------------------------------
     .  Expedite Circuit Approved (Y/N)
        -------------------------------------------------------------------------------------
        Is Conversion Required?                                           N/A
        -------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------

      Location Address:
        -------------------------------------------------------------------------------------
     .  Local Business Name
        -------------------------------------------------------------------------------------
     .  Street Address
        -------------------------------------------------------------------------------------
     .  Building Name
        -------------------------------------------------------------------------------------
     .  Room/Suite
        -------------------------------------------------------------------------------------
     .  City
        -------------------------------------------------------------------------------------
     .  State
        -------------------------------------------------------------------------------------
     .  Postal ZIP Code
        -------------------------------------------------------------------------------------
     .  Is inside wiring in place? (Y)es or (N)o
        -------------------------------------------------------------------------------------
        If No, who will complete inside wiring?
        -------------------------------------------------------------------------------------
        Completion Date for inside wiring.
        -------------------------------------------------------------------------------------
        Exact Location where circuit will be
        terminated, if different from above:( Floor, ----------------------------------------
        Suite, and Room)
        -------------------------------------------------------------------------------------

     Local Customer Contact Information
        -------------------------------------------------------------------------------------
     .  Primary Local Contact Name
        -------------------------------------------------------------------------------------
     .  Primary Local Contact Telephone #
        -------------------------------------------------------------------------------------
     .  Is local contact on site? (Yes/No)
        -------------------------------------------------------------------------------------
     .  On-Site Contact Name
        -------------------------------------------------------------------------------------
     .  On-Site Contact Telephone #
        -------------------------------------------------------------------------------------
     .  Technical Repair Contact Name
        -------------------------------------------------------------------------------------
     .  Technical Repair Contact Telephone #
        -------------------------------------------------------------------------------------
     .  Outage Contact Name
        -------------------------------------------------------------------------------------
     .  Outage Contact Telephone #
        -------------------------------------------------------------------------------------
     .  Outage Contact Pager #
        -------------------------------------------------------------------------------------
     .  Outage Contact Fax #
        -------------------------------------------------------------------------------------

     Access Information:
        -------------------------------------------------------------------------------------
     .  Access Hours (e.g. 8-5)
        -------------------------------------------------------------------------------------
     .  Access Days (e.g. M-F)
        -------------------------------------------------------------------------------------
     .  Customer Escort Required? (Yes/No)
        -------------------------------------------------------------------------------------
        Escort  Name (If Required)
        -------------------------------------------------------------------------------------
        Escort Phone Number (If Required)
        -------------------------------------------------------------------------------------

     Equipment Information
        -------------------------------------------------------------------------------------
     .  Was CPE sold by GTECC? (Y/N)
        -------------------------------------------------------------------------------------
     .  CPE Equipment Type
        -------------------------------------------------------------------------------------
        CPE Contact Name/Telephone Number
        -------------------------------------------------------------------------------------
        CPE Manufacturer and Model Number
        -------------------------------------------------------------------------------------
        Software Release #
        -------------------------------------------------------------------------------------
        CPE Delivery Date
        -------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                                                                                 Circu
     Location Specific Information:                                                         Location A
        --------------------------------------------------------------------------------------------------------------
     Maintenance Contract Information
        --------------------------------------------------------------------------------------------------------------
     .  Customer has GTEC Maintenance Contract                                           GTECC Maintained
        --------------------------------------------------------------------------------------------------------------
        Enter Contract Expiration Date
        --------------------------------------------------------------------------------------------------------------
        Enter Coverage Hours
        --------------------------------------------------------------------------------------------------------------
        Enter Contractual Agreements
        --------------------------------------------------------------------------------------------------------------

     Site Survey Information
        --------------------------------------------------------------------------------------------------------------
     .  AC Power Available? - (Y-Yes, N-No)
        --------------------------------------------------------------------------------------------------------------
     .  Conduit Available? - (Y-Yes, N-No)
        --------------------------------------------------------------------------------------------------------------
     .  Backboard? -  (Y-Yes, N-No)
        --------------------------------------------------------------------------------------------------------------

     Circuit Information
        --------------------------------------------------------------------------------------------------------------
     .  Circuit Type                                                                            DS3
        --------------------------------------------------------------------------------------------------------------
     .  Circuit Speed
        --------------------------------------------------------------------------------------------------------------
     .  Line Framing                                                                            NA
        --------------------------------------------------------------------------------------------------------------
     .  Line Coding                                                                            B3zs
        --------------------------------------------------------------------------------------------------------------
     .  Timing Source                                                                     Carrier Provided
        --------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------
     .  Circuit Termination Type                                                              RJ48S
        --------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------
     .  DS3 Electrical or Optical Interface                                                  Optical
        --------------------------------------------------------------------------------------------------------------
     Optional Services
        --------------------------------------------------------------------------------------------------------------
        Co-Location Requested                                                            Not Applicable
        --------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------
        Central Office Cross Connection Required                        Central Office Cross Connection Not Required
        --------------------------------------------------------------------------------------------------------------
        Central Office Bridging Requirements                               Central Office Bridging Not Required
        --------------------------------------------------------------------------------------------------------------
        Diverse Routing                                                             Diversity Not Required
        --------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------
        Secondary Channel                                                      Secondary Channel Not Required
        --------------------------------------------------------------------------------------------------------------
        Central Office Terminal                                               Central Office Terminal Required
        --------------------------------------------------------------------------------------------------------------
        Automatic Protection Switch                                        Automatic Protection Switch Not Required
        --------------------------------------------------------------------------------------------------------------

     Other Related Information (External)
        --------------------------------------------------------------------------------------------------------------
        Related Purchase Order Number (RPON)
        --------------------------------------------------------------------------------------------------------------
        Related Circuit Number
        --------------------------------------------------------------------------------------------------------------
        Specify Carrier or Provider
        -------------------------------------------------

                                                    ----------------------------------------------------------
                                                        Circuit #1          Circuit #2         Circuit #3
"A" Location
         -----------------------------------------------------------------------------------------------------
         NPA/NXX
         -----------------------------------------------------------------------------------------------------
         Private Line Product                             DS3                   DS3                DS3
         -----------------------------------------------------------------------------------------------------
         Circuit Speed
         -----------------------------------------------------------------------------------------------------
         Term                                           1 Year                 1 Year             1 Year
         -----------------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         -----------------------------------------------------------------------------------------------------
             Local Access
         -----------------------------------------------------------------------------------------------------
             COC
         -----------------------------------------------------------------------------------------------------
             ACF
         -----------------------------------------------------------------------------------------------------
             Co-Location
         =====================================================================================================
         Total Location A Monthly Recurring Charges
         =====================================================================================================

         -----------------------------------------------------------------------------------------------------
         Installation Charges (NRC)
         -----------------------------------------------------------------------------------------------------
             Local Access
         -----------------------------------------------------------------------------------------------------
             COC
         -----------------------------------------------------------------------------------------------------
             ACF
         -----------------------------------------------------------------------------------------------------
             Co-Location
         =====================================================================================================
         Subtotal Location A  Nonrecurring Charges
         =====================================================================================================

"Z" Location
         -----------------------------------------------------------------------------------------------------
         NPA/NXX
         -----------------------------------------------------------------------------------------------------
         Private Line Product                             DS3                   DS3                DS3
         -----------------------------------------------------------------------------------------------------
         Circuit Speed
         -----------------------------------------------------------------------------------------------------
         Term                                             M-M                   M-M                M-M
         -----------------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         -----------------------------------------------------------------------------------------------------
             Local Access
         -----------------------------------------------------------------------------------------------------
             COC
         -----------------------------------------------------------------------------------------------------
             ACF
         -----------------------------------------------------------------------------------------------------
             Co-Location
         =====================================================================================================
         Total Location Z Monthly Recurring Charges
         =====================================================================================================

         -----------------------------------------------------------------------------------------------------
         Installation Charges (NRC)
         -----------------------------------------------------------------------------------------------------
             Local Access
         -----------------------------------------------------------------------------------------------------
             COC
         -----------------------------------------------------------------------------------------------------
             ACF
         -----------------------------------------------------------------------------------------------------
             Co-Location
         =====================================================================================================
         Subtotal Locaton Z  Nonrecurring Charges
         =====================================================================================================

Inter-Office Channel
         -----------------------------------------------------------------------------------------------------
         Interoffice Channel Mileage
         -----------------------------------------------------------------------------------------------------
         Monthly Charges
         -----------------------------------------------------------------------------------------------------
             Flat
         -----------------------------------------------------------------------------------------------------
             Mileage
         -----------------------------------------------------------------------------------------------------

         =====================================================================================================
         Subtotal Inter-Office Monthly Charges
         =====================================================================================================

         -----------------------------------------------------------------------------------------------------
         Installation Charges
         -----------------------------------------------------------------------------------------------------
             IOC Installation
         -----------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------------------
                                                        Circuit #1          Circuit #2         Circuit #3
         -----------------------------------------------------------------------------------------------------
         =====================================================================================================
         Subtotal Inter-Office Installation Charges
         =====================================================================================================

Optional Features
         -----------------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         -----------------------------------------------------------------------------------------------------
             Central Office Terminal
         -----------------------------------------------------------------------------------------------------
             Cross-Connect
         -----------------------------------------------------------------------------------------------------
             Automatic Protection Switch
         -----------------------------------------------------------------------------------------------------
             Clear Channel
         -----------------------------------------------------------------------------------------------------
             Multiplexing
         -----------------------------------------------------------------------------------------------------
             Diversity
         -----------------------------------------------------------------------------------------------------

         =====================================================================================================
         Subtotal Monthly Optional Features
         =====================================================================================================

         -----------------------------------------------------------------------------------------------------
         Installation Charges
         -----------------------------------------------------------------------------------------------------
             Central Office Terminal
         -----------------------------------------------------------------------------------------------------
             Cross-Connect
         -----------------------------------------------------------------------------------------------------
             Automatic Protection Switch
         -----------------------------------------------------------------------------------------------------
             Clear Channel
         -----------------------------------------------------------------------------------------------------
             Multiplexing
         -----------------------------------------------------------------------------------------------------
             Diversity
         -----------------------------------------------------------------------------------------------------

         =====================================================================================================
         Subtotal Optional Features Installation
         =====================================================================================================

Miscellaneous
         -----------------------------------------------------------------------------------------------------
         Non-recurring Charges
         -----------------------------------------------------------------------------------------------------
             Service Connection
         -----------------------------------------------------------------------------------------------------
             Design Change
         -----------------------------------------------------------------------------------------------------
             Subsequent Order
         -----------------------------------------------------------------------------------------------------
             Service Order Initial
         =====================================================================================================
         Subtotal  Misc Non-recurring Charges
         =====================================================================================================

Circuit Totals
         -----------------------------------------------------------------------------------------------------
         Total Monthly Charges
         -----------------------------------------------------------------------------------------------------
         Total Installation/Non-recurring Charges
         -----------------------------------------------------------------------------------------------------

                                                            --------------------------------------------------------
                                                              Circuit #4         Circuit #5         Circuit #6
"A" Location
         -----------------------------------------------------------------------------------------------------------
         NPA/NXX
         -----------------------------------------------------------------------------------------------------------
         Private Line Product                                    DS3                 DS3                DS3
         -----------------------------------------------------------------------------------------------------------
         Circuit Speed
         -----------------------------------------------------------------------------------------------------------
         Term                                                    1 Year              1 Year             1 Year
         -----------------------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         -----------------------------------------------------------------------------------------------------------
               Local Access
         -----------------------------------------------------------------------------------------------------------
               COC
         -----------------------------------------------------------------------------------------------------------
               ACF
         -----------------------------------------------------------------------------------------------------------
               Co-Location
         ===========================================================================================================
         Total Location A Monthly Recurring Charges
         ===========================================================================================================
         -----------------------------------------------------------------------------------------------------------
         Installation Charges (NRC)
         -----------------------------------------------------------------------------------------------------------
               Local Access
         -----------------------------------------------------------------------------------------------------------
               COC
         -----------------------------------------------------------------------------------------------------------
               ACF
         -----------------------------------------------------------------------------------------------------------
               Co-Location
         ===========================================================================================================
         Subtotal Location A Nonrecurring Charges
         ===========================================================================================================

"Z" Location
         -----------------------------------------------------------------------------------------------------------
         NPA/NXX
         -----------------------------------------------------------------------------------------------------------
         Private Line Product                                    DS3                 DS3                DS3
         -----------------------------------------------------------------------------------------------------------
         Circuit Speed
         -----------------------------------------------------------------------------------------------------------
         Term                                                    M-M                 M-M                M-M
         -----------------------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         -----------------------------------------------------------------------------------------------------------
               Local Access
         -----------------------------------------------------------------------------------------------------------
               COC
         -----------------------------------------------------------------------------------------------------------
               ACF
         -----------------------------------------------------------------------------------------------------------
               Co-Location
         ===========================================================================================================
         Total Location Z Monthly Recurring
          Charges
         ===========================================================================================================
         -----------------------------------------------------------------------------------------------------------
         Installation Charges (NRC)
         -----------------------------------------------------------------------------------------------------------
               Local Access
         -----------------------------------------------------------------------------------------------------------
               COC
         -----------------------------------------------------------------------------------------------------------
               ACF
         -----------------------------------------------------------------------------------------------------------
               Co-Location
         ===========================================================================================================
         Subtotal Location Z Nonrecurring
          Charges
         ===========================================================================================================

Inter-Office Channel
         -----------------------------------------------------------------------------------------------------------
         Interoffice Channel Mileage
         -----------------------------------------------------------------------------------------------------------
         Monthly Charges
         -----------------------------------------------------------------------------------------------------------
               Flat
         -----------------------------------------------------------------------------------------------------------
               Mileage
         -----------------------------------------------------------------------------------------------------------
         ===========================================================================================================
         Subtotal Inter-Office Monthly Charges
         ===========================================================================================================
         -----------------------------------------------------------------------------------------------------------
         Installation Charges
         -----------------------------------------------------------------------------------------------------------
               IOC Installation
         -----------------------------------------------------------------------------------------------------------

                                               --------------------------------------------------------
                                                 Circuit #4         Circuit #5         Circuit #6
         ----------------------------------------------------------------------------------------------
         ==============================================================================================
         Subtotal Inter-Office Installation
          Charges
         ==============================================================================================

Optional Features
         ----------------------------------------------------------------------------------------------
         Monthly Recurring Charges
         ----------------------------------------------------------------------------------------------
               Central Office Terminal
         ----------------------------------------------------------------------------------------------
               Cross-Connect
         ----------------------------------------------------------------------------------------------
               Automatic Protection Switch
         ----------------------------------------------------------------------------------------------
               Clear Channel
         ----------------------------------------------------------------------------------------------
               Multiplexing
         ----------------------------------------------------------------------------------------------
               Diversity
         ----------------------------------------------------------------------------------------------
         ==============================================================================================
         Subtotal Monthly Optional Features
         ==============================================================================================
         ----------------------------------------------------------------------------------------------
         Installation Charges
         ----------------------------------------------------------------------------------------------
               Central Office Terminal
         ----------------------------------------------------------------------------------------------
               Cross-Connect
         ----------------------------------------------------------------------------------------------
               Automatic Protection Switch
         ----------------------------------------------------------------------------------------------
               Clear Channel
         ----------------------------------------------------------------------------------------------
               Multiplexing
         ----------------------------------------------------------------------------------------------
               Diversity
         ----------------------------------------------------------------------------------------------
         ==============================================================================================
         Subtotal Optional Features Installation
         ==============================================================================================

Miscellaneous
         ----------------------------------------------------------------------------------------------
         Non-recurring Charges
         ----------------------------------------------------------------------------------------------
               Service Connection
         ----------------------------------------------------------------------------------------------
               Design Change
         ----------------------------------------------------------------------------------------------
               Subsequent Order
         ----------------------------------------------------------------------------------------------
               Service Order Initial
         ==============================================================================================
         Subtotal Misc Non-recurring Charges
         ==============================================================================================

Circuit Totals
          ----------------------------------------------------------------------------------------------
         Total Monthly Charges
         ----------------------------------------------------------------------------------------------
         Total Installation/Non-recurring Charges
         ----------------------------------------------------------------------------------------------

                                                                 ----------------
                                                                    Circuit #7
"A" Location
      ----------------------------------------------------------------------------
      NPA/NXX
      ----------------------------------------------------------------------------
      Private Line Product                                             DS3
      ----------------------------------------------------------------------------
      Circuit Speed
      ----------------------------------------------------------------------------
      Term                                                            1 Year
      ----------------------------------------------------------------------------
      Monthly Recurring Charges
      ----------------------------------------------------------------------------
         Local Access
      ----------------------------------------------------------------------------
         COC
      ----------------------------------------------------------------------------
         ACF
      ----------------------------------------------------------------------------
         Co-Location
      ============================================================================
      Total Location A Monthly Recurring Charges
      ============================================================================
      ----------------------------------------------------------------------------
      Installation Charges (NRC)
      ----------------------------------------------------------------------------
         Local Access
      ----------------------------------------------------------------------------
         COC
      ----------------------------------------------------------------------------
         ACF
      ----------------------------------------------------------------------------
         Co-Location
      ============================================================================
      Subtotal Location A  Nonrecurring Charges
      ============================================================================

"Z" Location
      ----------------------------------------------------------------------------
      NPA/NXX
      ----------------------------------------------------------------------------
      Private Line Product                                          DS3
      ----------------------------------------------------------------------------
      Circuit Speed
      ----------------------------------------------------------------------------
      Term                                                          M-M
      ----------------------------------------------------------------------------
      Monthly Recurring Charges
      ----------------------------------------------------------------------------
         Local Access
      ----------------------------------------------------------------------------
         COC
      ----------------------------------------------------------------------------
         ACF
      ----------------------------------------------------------------------------
         Co-Location
      ----------------------------------------------------------------------------
      Total Location Z Monthly Recurring Charges
      ----------------------------------------------------------------------------
      ----------------------------------------------------------------------------
      Installation Charges (NRC)
      ----------------------------------------------------------------------------
         Local Access
      ----------------------------------------------------------------------------
         COC
      ----------------------------------------------------------------------------
         ACF
      ----------------------------------------------------------------------------
         Co-Location
      ============================================================================
      Subtotal Location Z  Nonrecurring Charges
      ============================================================================

Inter-Office Channel
      ----------------------------------------------------------------------------
      Interoffice Channel Mileage
      ----------------------------------------------------------------------------
      Monthly Charges
      ----------------------------------------------------------------------------
         Flat
      ----------------------------------------------------------------------------
         Mileage
      ============================================================================
      Subtotal Inter-Office Monthly Charges
      ============================================================================
      ----------------------------------------------------------------------------
      Installation Charges
      ----------------------------------------------------------------------------
         IOC Installation
      ----------------------------------------------------------------------------

                                                            ----------------
                                                               Circuit #7
         -------------------------------------------------------------------

         ===================================================================
         Subtotal Inter-Office Installation Charges
         ===================================================================

Optional Features
         -------------------------------------------------------------------
         Monthly Recurring Charges
         -------------------------------------------------------------------
            Central Office Terminal
         -------------------------------------------------------------------
            Cross-Connect
         -------------------------------------------------------------------
            Automatic Protection Switch
         -------------------------------------------------------------------
            Clear Channel
         -------------------------------------------------------------------
            Multiplexing
         -------------------------------------------------------------------
            Diversity
         -------------------------------------------------------------------

         ===================================================================
         Subtotal Monthly Optional Features
         ===================================================================

         -------------------------------------------------------------------
         Installation Charges
         -------------------------------------------------------------------
            Central Office Terminal
         -------------------------------------------------------------------
            Cross-Connect
         -------------------------------------------------------------------
            Automatic Protection Switch
         -------------------------------------------------------------------
            Clear Channel
         -------------------------------------------------------------------
            Multiplexing
         -------------------------------------------------------------------
            Diversity
         -------------------------------------------------------------------

         -------------------------------------------------------------------
         Subtotal Optional Features Installation
         ===================================================================

Miscellaneous
         -------------------------------------------------------------------
         Non-recurring Charges
         -------------------------------------------------------------------
            Service Connection
         -------------------------------------------------------------------
            Design Change
         -------------------------------------------------------------------
            Subsequent Order
         -------------------------------------------------------------------
            Service Order Initial
         ===================================================================
         Subtotal Misc Non-recurring Charges
         ===================================================================

Circuit Totals
         -------------------------------------------------------------------
         Total Monthly Charges
         -------------------------------------------------------------------
         Total Installation/Non-recurring Charges
         -------------------------------------------------------------------

                                                            ------------------------------------------
Location Specific Information:                                             Location 1
    --------------------------------------------------------------------------------------------------
 .  NPA/NXX
    --------------------------------------------------------------------------------------------------
 .  LATA
    --------------------------------------------------------------------------------------------------
    Local Access Provider, expected or current
    --------------------------------------------------------------------------------------------------
    Serving Wire Center CLLI
    --------------------------------------------------------------------------------------------------
 .  ACTL CLLI
    --------------------------------------------------------------------------------------------------
    Baseline/Coordinated Service, provide CFA
    --------------------------------------------------------------------------------------------------
 .  Demarc New or Existing?
    --------------------------------------------------------------------------------------------------
    List Carrier & Ckt ID, if existing
    --------------------------------------------------------------------------------------------------
    D1 Customer Profile #:
    --------------------------------------------------------------------------------------------------
    D1 Work Order Number
    --------------------------------------------------------------------------------------------------
 .  Customer Requested Due Date
    --------------------------------------------------------------------------------------------------
 .  Expedite Circuit Approved (Y/N)
    --------------------------------------------------------------------------------------------------
    Is Conversion Required?                                                   N/A
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

 Location Address:
    --------------------------------------------------------------------------------------------------
 .  Local Business Name
    --------------------------------------------------------------------------------------------------
 .  Street Address
    --------------------------------------------------------------------------------------------------
 .  Building Name
    --------------------------------------------------------------------------------------------------
 .  Room/Suite
    --------------------------------------------------------------------------------------------------
 .  City
    --------------------------------------------------------------------------------------------------
 .  State
    --------------------------------------------------------------------------------------------------
 .  Postal ZIP Code
    --------------------------------------------------------------------------------------------------
 .  Is inside wiring in place? (Y)es or (N)o
    --------------------------------------------------------------------------------------------------
    If No, who will complete inside wiring?
    --------------------------------------------------------------------------------------------------
    Completion Date for inside wiring.
    --------------------------------------------------------------------------------------------------
 .  Exact Location where circuit will be
    terminated including Floor, Suite, and  ----------------------------------------------------------
    Room
    --------------------------------------------------------------------------------------------------

Local Customer Contact Information
    --------------------------------------------------------------------------------------------------
 .  Primary Local Contact Name
    --------------------------------------------------------------------------------------------------
 .  Primary Local Contact Telephone #
    --------------------------------------------------------------------------------------------------
 .  Is local contact on site? (Yes/No)
    --------------------------------------------------------------------------------------------------
 .  On-Site Contact Name
    --------------------------------------------------------------------------------------------------
 .  On-Site Contact Telephone #
    --------------------------------------------------------------------------------------------------
 .  Technical / Repair Contact Name
    --------------------------------------------------------------------------------------------------
 .  Technical / Repair Contact Telephone #
    --------------------------------------------------------------------------------------------------
 .  Outage Contact Name
    --------------------------------------------------------------------------------------------------
 .  Outage Contact Telephone #
    --------------------------------------------------------------------------------------------------
 .   Outage Contact Pager #
    --------------------------------------------------------------------------------------------------
 .  Outage Contact Fax #
    --------------------------------------------------------------------------------------------------

Access Information:
    --------------------------------------------------------------------------------------------------
 .  Access Hours (e.g. 8-5)
    --------------------------------------------------------------------------------------------------
 .   Access Days (e.g. M-F)
    --------------------------------------------------------------------------------------------------
 .   Customer Escort Required? (Yes/No)
    --------------------------------------------------------------------------------------------------
 .  Escort  Name (If Required)
    --------------------------------------------------------------------------------------------------
 .  Escort Phone Number (If Required)
    --------------------------------------------------------------------------------------------------

Equipment Information
    --------------------------------------------------------------------------------------------------
 .  Was CPE sold by GTECC? (Y/N)
    --------------------------------------------------------------------------------------------------
 .   CPE Equipment Type
    --------------------------------------------------------------------------------------------------
    CPE Contact Name/Telephone Number
    --------------------------------------------------------------------------------------------------
    CPE Manufacturer and Model Number
    --------------------------------------------------------------------------------------------------
    Software Release #
    --------------------------------------------------------------------------------------------------
    CPE Delivery Date
    --------------------------------------------------------------------------------------------------

                                                     ------------------------------------------------
Location Specific Information:                                        Location 1
    --------------------------------------------------------------------------------------------------
Maintentance Contract Information
    --------------------------------------------------------------------------------------------------
 .  Customer has GTEC Maintenance Contract                         GTECC Maintained
    --------------------------------------------------------------------------------------------------
    Enter Contract Expiration Date
    --------------------------------------------------------------------------------------------------
    Enter Coverage Hours
    --------------------------------------------------------------------------------------------------
    Enter Contractual Agreements
    --------------------------------------------------------------------------------------------------

Site Survey Information
    --------------------------------------------------------------------------------------------------
 .  AC Power Available? - (Y-Yes, N-No)
    --------------------------------------------------------------------------------------------------
 .  Conduit Available? - (Y-Yes, N-No)
    --------------------------------------------------------------------------------------------------
 .  Backboard? -  (Y-Yes, N-No)
    --------------------------------------------------------------------------------------------------

Circuit Information
    --------------------------------------------------------------------------------------------------
 .  Line Framing                                                           NA
    --------------------------------------------------------------------------------------------------
 .  Line Coding                                                           B3ZS
    --------------------------------------------------------------------------------------------------
 .  Timing Source                                                   Carrier Provided
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
 .  Circuit Termination Type                                             RJ48S
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
    Electrical or Optical Interface                                     Optical
    --------------------------------------------------------------------------------------------------

Optional Services
    --------------------------------------------------------------------------------------------------
    Multiplexing Requirements                                        Not Applicable
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
    Central Office Cross Connection Required         Central Office Cross Connection Not Required
    --------------------------------------------------------------------------------------------------
    Central Office Bridging Requirements                 Central Office Bridging Not Required
    --------------------------------------------------------------------------------------------------
    Diverse Routing                                              Diversity Not Required
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
    If OCN, is this SONET or Linear
    --------------------------------------------------------------------------------------------------
    Secondary Channel                                       Secondary Channel Not Required
    --------------------------------------------------------------------------------------------------
    Central Office Terminal                                Central Office Terminal Required
    --------------------------------------------------------------------------------------------------
    Automatic Protection Switch                        Automatic Protection Switch Not Required
    --------------------------------------------------------------------------------------------------

 Other Related Information (External)
    --------------------------------------------------------------------------------------------------
 .  Related Purchase Order Number (RPON)
    --------------------------------------------------------------------------------------------------
 .  Related Circuit Number
    --------------------------------------------------------------------------------------------------
 .  Specify Carrier or Provider
    --------------------------------------------
SITE SPECIFIC REMARKS                                           SITE SPECIFIC REMARKS
                                                -------------------------------------------------------

                                            --------
                           Port Discount (%)
                                            --------

------------------------------------------------------------------------------------------------------------------------------------
Loc #    NPA/NXX   Ckt ID (if existing)   QTY   Port    MRC     NRC    Access    MRC       NRC     Term     Total MRC      Total NRC
------------------------------------------------------------------------------------------------------------------------------------
   1                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   2                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   3                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   4                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   5                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   6                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   7                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   8                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   9                                       1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   10                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   11                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   12                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   13                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   14                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   15                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   16                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   17                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   18                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   19                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   20                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   21                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   22                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
   23                                      1     N/A    $ -     $ -      N/A     $ -       $ -      M-M       $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------




CONFIDENTIAL INFORMATION-SUBJECT TO PROTECTIVE ORDER
IN CC Docket No.98-184 before the Federal Communications Commission
COPYING PROHIBITED                                                Ckt Design-ATM

ATM - PVC Mapping and Configuration
================================================================================
*Note* -A key element to remember when requesting ATM-PVCs. With GNI each PVC is uni-directional. If your customer requires a bi-directional PVC from one location to another, you will need to enter an order for 2 PVCs; one for each direction. When you enter the PVC # use a Number/Letter combination to relate them (ex. 1A and 1B, 2A and 2B, 3A and 3B, etc.)
================================================================================
Sales Quote Number:

                                                                                                                           ---------
                                                                                                           PVC Discount (%)
                                                                                                                           ---------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Quality of
 PVC #  Charge   From                     To Loc                     QTY  PVC Type  Service (PVC   CIR (Speed  Total MRC   Total NRC
       to Loc #  Loc #  From  City,State    #     To    City,State                      Scope         Mbps
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1     PVPC         CBR                   $       -   $      -
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Note for Provisioning* - If the PVC starts with the same number and has a different letter following it, then this will indicate a bi-directional PVC is being ordered ( ex 1A and 1B), you will select "Bi-Directional" option in the Circuit Part field on NOMES Circuit Screen; Otherwise use "Uni-Directional".
--------------------------------------------------------------------------------

                                    PVC-ATM

Miscellaneous Charges

                 --------            ------------                          ---------          ------------
    Location #:            NPA/NXX                           Location #:            NPA/NXX
-------------------------------------------------        -------------------------------------------------
Charge               QTY     Total NRC  Total MRC        Charge               QTY     Total NRC  Total MRC
-------------------------------------------------        -------------------------------------------------
Order Charge                   N/C        N/C            Order Charge                     N/C        N/C
-------------------------------------------------        -------------------------------------------------
Subsequent Activity                                      Subsequent Activity
   Charge                      N/C        N/C               Charge                        N/C        N/C
-------------------------------------------------        -------------------------------------------------
Cancellation Charge            N/C        N/C            Cancellation Charge              N/C        N/C
-------------------------------------------------        -------------------------------------------------
Expedite Charge                N/C        N/C            Expedite Charge                  N/C        N/C
-------------------------------------------------        -------------------------------------------------
Design Change Charge           N/C        N/C            Design Change Charge             N/C        N/C
-------------------------------------------------        -------------------------------------------------
Delete Order Charge            N/C        N/C            Delete Order Charge              N/C        N/C
-------------------------------------------------        -------------------------------------------------
Transfer of Service                                      Transfer of Service
   Charge                      N/C        N/C               Charge                        N/C        N/C
-------------------------------------------------        -------------------------------------------------

                  --------            -----------                         ---------          ---------------
    Location #:               NPA/NXX                        Location #:            NPA/NXX
-------------------------------------------------        ---------------------------------------------------
Charge                 QTY   Total NRC  Total MRC        Charge                 QTY    Total NRC  Total MRC
-------------------------------------------------        ---------------------------------------------------
 Order Charge                  N/C        N/C            Order Charge                     N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Subsequent Activity                                      Subsequent Activity
     Charge                    N/C        N/C               Charge                        N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Cancellation Charge            N/C        N/C            Cancellation Charge              N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Expedite Charge                N/C        N/C            Expedite Charge                  N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Design Change Charge           N/C        N/C            Design Change Charge             N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Delete Order Charge            N/C        N/C            Delete Order Charge              N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Transfer of Service                                      Transfer of Service
     Charge                    N/C        N/C                 Charge                      N/C        N/C
-------------------------------------------------        ---------------------------------------------------

              --------                -----------                            -------            ------------
  Location #:                NPA/NXX                             Location #:           NPA/NXX
-------------------------------------------------        ---------------------------------------------------
Charge               QTY     Total NRC  Total MRC             Charge           QTY    Total NRC  Total MRC
-------------------------------------------------        ---------------------------------------------------
Order Charge                   N/C        N/C            Order Charge                     N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Subsequent Activity                                      Subsequent Activity
   Charge                      N/C        N/C               Charge                        N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Cancellation Charge            N/C        N/C            Cancellation Charge              N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Expedite Charge                N/C        N/C            Expedite Charge                  N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Design Change Charge           N/C        N/C            Design Change Charge             N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Delete Order Charge            N/C        N/C            Delete Order Charge              N/C        N/C
-------------------------------------------------        ---------------------------------------------------
Transfer of Service                                      Transfer of Service
   Charge                      N/C        N/C             Charge                          N/C        N/C
-------------------------------------------------        ---------------------------------------------------

                                  ATTACHMENT F

                                EXPEDITE PROCESS

STEP 1: IF BELL ATLANTIC REQUIRES A SERVICE INTERVAL OF LESS THAN THE STANDARD INTERVAL IN THE SERVICE SCHEDULE, BELL ATLANTIC SHALL COMPLETE THE ATTACHED EXPEDITE REQUEST FORM (ERF) AS MAY BE MODIFIED BY GENUITY FROM TIME TO TIME AND FORWARD IT TO THE GENUITY CHANNEL MANAGER. EXPEDITES WILL NOT BE ACCEPTED FOR AN INTERVAL OF LESS THAN TEN (10) BUSINESS DAYS FOR NEW ORDERS, AND WILL NOT BE ACCEPTED FOR AN INTERVAL OF LESS THAN FIVE (5) BUSINESS DAYS FOR CHANGE ORDERS.

Step 2: Genuity will convey the acceptance or rejection of the request to Bell Atlantic within three (3) business days of Genuity's receipt of Bell Atlantic's request. If the request is accepted, the response will include Genuity's ability to meet the expedited due date or such other date as Genuity is able to meet. If the request is rejected, Genuity shall provide the specific reason(s) for the rejection.

Step 3: If Bell Atlantic accepts the Genuity expedite, Bell Atlantic will notify Genuity within one (1) business day of such acceptance and the expedite fee will apply as follows:

Expedite Fees:
     Bandwidth          New Orders      Change Orders

     DS3               $1,000           $  500
     OC3/OC3c          $1,500           $  750
     OC12/OC12c        $2,500           $1,250
     OC48+             $4,500           $2,500

Step 4: Bell Atlantic will place the Order with the approved expedited due date.

NOTES:
1. GENUITY WILL FULLY WAIVE THE EXPEDITE FEE TO BELL ATLANTIC IF THE APPROVED EXPEDITED DUE DATE IS MISSED.

2. Expedite requests on any pending Order will be accepted until the FOC is issued. If Bell Atlantic decides to expedite a pending Order, the expedite process will take effect, rendering the previous Order null and void.

                             Expedite Request Form

Date:____________________               Response Due On:__________________

Customer Name:___________          Sales Engineer:________________________

Service Requested:________________________________________________________

Location A:                           Location Z: (If Applicable)
____________________                    __________________________________

____________________
Customer Desired Due Date:      Approx. __________________________________
                                        - Time period:________
Additional Information:
___________________________________________________________________________


___________________________________________________________________________
( )Accept  ( ) Reject                        ( )Accept  ( ) Reject


________________________                ________________________

Director - Product Management        Director - Channel Management   Date:
                                 Date:

( )Accept  ( ) Reject                        ( )Accept  ( ) Reject


________________________                 ________________________

Director- Facility Design              Director-Field Operations        Date:
                                 Date:

Response            (explanation                  for                rejection):
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 ATTACHMENT G

                               Trouble Reporting

When reporting a fault to the Genuity GNOC, Bell Atlantic shall supply as much diagnostic information as it reasonably has available. Genuity will initiate fault reporting directly when it is reasonably able to do so.

Genuity shall utilize industry-standard fault detection tools. When a fault is detected, such fault will be logged by Genuity GNOC staff. Genuity shall also utilize industry standard fault management tools, and will notify Bell Atlantic from time to time of any modification to the tools it is deploying.

The Genuity GNOC shall be responsible for resolving the fault, and shall maintain auditable records of all such resolutions. At all stages during the fault resolution process, the Genuity GNOC shall remain the single point of contact for Bell Atlantic. The Genuity GNOC will provide regular status updates, according to accepted industry standards, as a reported fault progresses toward resolution. Genuity shall categorize all faults in accordance with the severity levels indicated in the Severity Level Matrix below. Upon identifying a fault or a non-conforming condition, the Genuity GNOC will categorize the incident according to its agreed severity in accordance with the Severity Level Matrix. Where appropriate, Bell Atlantic will consult with the Genuity GNOC as to the potential business impact and may verbally or electronically require a modification to the severity level accordingly.

Fault tickets shall only be closed by Genuity when Bell Atlantic has confirmed trouble resolution. Fault summaries and Fault status will be provided to Bell Atlantic on a daily, weekly and monthly basis by the Genuity GNOC.

Severity Level Matrix
The severity matrix below indicates the level of urgency for an event:


--------------------------------------------------------------------------------------------------------------------
   Level       Classified          Nature                                              Interval
--------------------------------------------------------------------------------------------------------------------
 0             Emergency           The problem is having a major adverse effect on     Telephone call
                                   Bell Atlantic or Bell Atlantic End User(s)'         notification within 15
                                   business, preventing users from accessing the       minutes of the time the
                                   network or their target application.                ticket is opened; status
                                                                                       will be available every 15
                                                                                       minutes via an ongoing
                                                                                       conference call hosted by
                                                                                       Genuity until the trouble
                                                                                       is resolved;  Genuity GNOC
                                                                                       will notify Bell Atlantic
                                                                                       within 15 minutes after
                                                                                       the ticket is closed.
--------------------------------------------------------------------------------------------------------------------
1              Critical            The problem is having an adverse effect on Bell     Telephone call
                                   Atlantic or Bell Atlantic End User's/s' business,   notification will occur
                                   causing users to operate at a seriously degraded    within15 minutes of the
                                   level of function or performance                    time the ticket is opened;
                                                                                       status will be available
                                                                                       every 15 minutes via an
                                                                                       ongoing conference call
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                       hosted by Genuity until
                                                                                       the trouble is resolved;
                                                                                       Genuity GNOC will notify
                                                                                       Bell Atlantic within 15
                                                                                       minutes after the ticket
                                                                                       is closed.
--------------------------------------------------------------------------------------------------------------------

               2  Major            The problem is having little or no effect on Bell   Telephone call
                                   Atlantic or Bell Atlantic End User's/s' business,   notification will occur
                                   causing intermittent or minor operational           within 15 minutes of the
                                   inconvenience                                       time the ticket is opened;
                                                                                       every four hours the
                                                                                       ticket is open; 30 minutes
                                                                                       after the ticket is closed.
--------------------------------------------------------------------------------------------------------------------
               3  Minor            "Monitor" - Potential to deteriorate to higher      Telephone call
                                   level; No impact on Bell Atlantic Services.         notification will occur
                                                                                       within 15 minutes of the
                                                                                       time the ticket is opened;
                                                                                       every eight hours the
                                                                                       ticket is open; one hour
                                                                                       after the ticket is closed.
--------------------------------------------------------------------------------------------------------------------
               4  NSA              The problem is creating no operational impact on    Telephone call
                                   Bell Atlantic or the End User.                      notification will occur
                                                                                       within one hour of the
                                                                                       time the ticket is opened;
                                                                                       every twenty-four hours
                                                                                       the ticket is open; two
                                                                                       hours after the ticket is
                                                                                       closed.
--------------------------------------------------------------------------------------------------------------------

Within ninety (90) days of Effective Date of the Agreement, the Parties will mutually agree upon a timetable for including e-mail notification as an adjunct to all telephone notifications.

Severity Level 0
1. Bell Atlantic will report the event to the GNOC via a toll free number at 877-483-4831.
2.  GNOC will respond to trouble reporting line immediately
3. GNOC will document Bell Atlantic contact, End-User customer name and call back number in its trouble ticketing system.
4. Bell Atlantic will provide the circuit identification number, type of service, location(s) and nature of event information to the GNOC.
5.  GNOC will validate event information with Genuity network alarms.
6.  GNOC will issue trouble ticket number.
7. GNOC will record Bell Atlantic-provided Trouble Ticket number in its trouble ticket system.
8. GNOC will establish a conference bridge and relay the conference bridge access instructions and number to Bell Atlantic to be used for near real time event updates.
9. GNOC will continue to provide event updates to the bridge every 15 minutes or as new information becomes available.
10. GNOC will follow the escalation / notification matrix for severity level 0 until the event is resolved.

Severity Level 1
1. Bell Atlantic will report events to the GNOC via a toll free number at 877-483-4831.
2.  GNOC will respond to trouble reporting line immediately.
3. Bell Atlantic will provide the circuit identification number, type of service, location(s) and nature of event information to the GNOC.

4.  GNOC will validate the circuit and location information with Bell Atlantic.
5. Bell Atlantic will provide a call back number if different than normal Bell Atlantic contact number.
6.  GNOC will provide trouble ticket number.
7. GNOC will record Bell Atlantic-provided Trouble Ticket number in its trouble ticket system.
8. GNOC will provide a status on the trouble ticket to Bell Atlantic within 15 minutes of initial trouble call with a phone call. This status will include Genuity network alarm conditions, estimated time of field resources onsite or estimated time of restoral.
9. GNOC will follow the escalation / notification matrix for severity level 1 until the event is resolved.

Severity Level 2
10. Bell Atlantic will report events to the GNOC via a toll free number at 877-483-4831.
11. GNOC will respond to trouble reporting line immediately.
12. Bell Atlantic will provide the circuit identification number, type of service, location(s) and nature of event information to the GNOC.
13. GNOC will validate the circuit and location information with Bell Atlantic.
14. Bell Atlantic will provide a call back number if different than normal Bell Atlantic contact number.
15. GNOC will provide trouble ticket number.
16. GNOC will record Bell Atlantic-provided Trouble Ticket number in its trouble ticket system.
17. GNOC will provide a status on the trouble ticket to Bell Atlantic within 15 minutes of initial trouble call with a phone call. This status will include Genuity network alarm conditions, estimated time of field resources onsite or estimated time of restoral.
18. GNOC will follow the escalation / notification matrix for severity level 2 until the event is resolved.

Severity Level 3
19. Bell Atlantic will report events to the GNOC via a toll free number at 877-483-4831.
20. GNOC will respond to trouble reporting line immediately
21. Bell Atlantic will provide the circuit identification number, type of service, location(s) and nature of event information to the GNOC.
22. GNOC will validate the circuit and location information with Bell Atlantic.
23. Bell Atlantic will provide a call back number if different than normal Bell Atlantic contact number.
24. GNOC will provide trouble ticket number.
25. GNOC will record Bell Atlantic-provided Trouble Ticket number in its trouble ticket system.
26. GNOC will provide a status on the trouble ticket to Bell Atlantic within 15 minutes of initial trouble call with a phone call. This status will include Genuity network alarm conditions, estimated time of field resources onsite or estimated time of restoral.
27. GNOC will follow the escalation / notification matrix for severity level 3 until the event is resolved.

Severity Level 4
28. Bell Atlantic will report events to the GNOC via a toll free number at 877-483-4831.
29. GNOC will respond to trouble reporting line immediately.
30. Bell Atlantic will provide the circuit identification number, type of service, location(s) and nature of event information to the GNOC.
31. GNOC will validate the circuit and location information with Bell Atlantic.
32. Bell Atlantic will provide a call back number if different than normal Bell Atlantic contact number.
33. GNOC will provide trouble ticket number.
34. GNOC will record Bell Atlantic-provided Trouble Ticket number in its trouble ticket system.
35. GNOC will provide a status on the trouble ticket to Bell Atlantic within one hour of initial trouble call with a phone call. This status will include Genuity network alarm conditions, estimated time of field resources onsite or estimated time of restoral.
36. GNOC will follow the escalation / notification matrix for severity level 4 until the event is resolved.

Escalation

Escalation / Notification Matrix

--------------------------------------------------------------------------------
Escalation Level         Severity Level 0              Severity Level 1
                         Events                        Events
--------------------------------------------------------------------------------
                         Notify          Engage        Notify          Engage
--------------------------------------------------------------------------------
First                    Immediate       Immediate     Immediate       30 mins
--------------------------------------------------------------------------------
Second                   Immediate       Immediate     Immediate       2 hr
--------------------------------------------------------------------------------
Third                    Immediate       Immediate     1 hr            4 hrs
--------------------------------------------------------------------------------
Fourth                   Immediate       1 hr          2 hrs           6 hrs
--------------------------------------------------------------------------------
Fifth                    Immediate       2 hrs         4 hrs           8 hrs
--------------------------------------------------------------------------------
Sixth                    Immediate       4 hrs         6 hrs           10 hrs
--------------------------------------------------------------------------------
Seventh                  Immediate       8 hrs         8 hrs           12 hrs
--------------------------------------------------------------------------------
Network Executive and    4 hrs           10 hrs        12 hrs          24 hrs
Sales / Account
Executive
--------------------------------------------------------------------------------

Time frames indicated for escalation are maximum time frame guidelines beginning at time of event identification by front line. If the amount of time between event occurrence and event identification is excessive, the escalation procedures should be employed sooner than specified above. Use individual discretion and reasonable judgment to initiate the earlier escalation.



Genuity Escalation List

-----------------------------------------------------------------------------------------------
Level       Name/ Title         Phone           Pager            E-mail
-----------------------------------------------------------------------------------------------
SPOC                            877-483-4831
                                972-615-XXXX
-----------------------------------------------------------------------------------------------
First       Supervisor          972-615-8589
-----------------------------------------------------------------------------------------------
Second      Steve York          972-615-8205    888-724-3632     Skyork@ntsc.tel.gte.com
            GNOC Manager                        pin # 30628      ------------------------------

-----------------------------------------------------------------------------------------------
Third       Adam Geminden       972-791-4867    800-GTE-GRAM     adam.geminden@gni.gte.com
            Staff Engineer -                    or               ------------------------------
            GNOC Operations                     972-944-3221

-----------------------------------------------------------------------------------------------
Fourth      Jeff Finch          972-791-4804    888-670-3531     jeff.finch@gni.gte.com
            Manager - GNOC                                       ------------------------------
            Operations
-----------------------------------------------------------------------------------------------
Fifth       Bob Reedy           972-791-4860    888-670-3591     bob.reedy@gni.gte.com
            Director -                                           ------------------------------
            Operations and
            Service Assurance
-----------------------------------------------------------------------------------------------
Sixth       Ron Penny           972-791-4800    800-985-3741     Ronald.penny@gni.gte.com
            AVP - Operations                                     ------------------------------
            and  Service
            Delivery
-----------------------------------------------------------------------------------------------
Seventh     Steve Blumenthal    781-262-3197    800-759-8888     Blumenthal@bbn.com
            VP                                  Pin # 1201726    ------------------------------

-----------------------------------------------------------------------------------------------

                                 ATTACHMENT H

                              REPAIR PROCESS FLOW

                            [DIAGRAM APPEARS HERE]

                                 ATTACHMENT I

                    POINTS OF CONTACT AND ESCALATION LISTS

Both Parties agree to provide Point of Contact information for the following functional areas:

1.  Service Escalation
    ------------------

Genuity shall provide Bell Atlantic escalation procedures for, but not limited to, back issues, i.e. ordering, order provisioning, test and turn up, billing, bill inquiry. Genuity shall adhere to the following notification hierarchy for events, which require escalation:

    Level One:
    Bell Atlantic - Manager, Supplier Management,
    Genuity - Group Manager-Channel Management.

    Level Two:
    Bell Atlantic - Director, Supplier Management
    Genuity - VP Channel Sales
    Genuity - VP Sales and Marketing

    Bell Atlantic Contacts

----------------------------------------------------------------------------------------------------------------------
Name                 Title                   Telephone                Pager
                     -----                   ---------                -----
                                                                                       E-mail
----------------------------------------------------------------------------------------------------------------------
TBD
---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  Genuity Contacts

----------------------------------------------------------------------------------------------------------------------
Name                 Title                   Telephone                Pager
                     -----                   ---------                ------
                                                                                       E-mail
----------------------------------------------------------------------------------------------------------------------
Joe Testa            Channel Sales           972-791-4534             888-816-6785     Joe.Testa@gni.gte.com
                                             972-465-4202
----------------------------------------------------------------------------------------------------------------------
Art Villasana        Group Manager -         972-791-4516             800-GTE-GRAM     Arthur.Villasana@gni.gte.com
                     Channel Sales
----------------------------------------------------------------------------------------------------------------------
Marvin Bond          Director- Sales         972-791-4540             888-944-1423     Marvin.Bond@gni.gte.com
----------------------------------------------------------------------------------------------------------------------
Ralph Jordan         VP - Sales              781-262-5372             N/A              rjordan@bbn.com
----------------------------------------------------------------------------------------------------------------------

2.   Disaster Recovery
     -----------------
     Genuity shall provide Bell Atlantic disaster recovery procedures and conduct periodic testing of the procedures at times to be mutually agreed upon by the parties.

     Bell Atlantic Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----              ---------            -----
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
TBD
---
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  Genuity Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----              ---------            ------
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
Bob Reedy               Director -         972-791-4860         800-GTE-GRAM      Bob.Reedy@gni.gte.com
                        Operations Service
                        Assurance
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

3.   Contract Administration
     -----------------------

     Bell Atlantic Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----               ---------           -----
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
TBD
---
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  Genuity Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----              ---------            -----
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
Peter Scantalides       Director
                        Contract           617-873-4186         N/A               pscantal@bbn.com
                        Management
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

4.   Order Entry
     -----------
     Bell Atlantic Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----              ----------           -----
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
TBD
---
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     Genuity Contacts

---------------------------------------------------------------------------------------------------------------
Name                    Title              Telephone            Pager
                        -----              ---------            -----
                                                                                  E-mail
---------------------------------------------------------------------------------------------------------------
Peggy Harris            Group Manager -    972-791-7444         800-GTE-GRAM      Peggy.Harris@gni.gte.com
                        Scheduling/Access
                        Projects
---------------------------------------------------------------------------------------------------------------
Anthony Honore'         Director - Network 972-791-4983         800-GTE-GRAM      Anthony.Honore@gni.gte.com
                        Facility
---------------------------------------------------------------------------------------------------------------


     -----------------------------------------------------------------------------------------------------------------
                          Design/Access
                          Management
     -----------------------------------------------------------------------------------------------------------------

5.     Repairs
       -------

       Bell Atlantic Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------
       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     Bob Reedy            Director -             972-791-4860           800-GTE-GRAM          Bob.Reedy@gni.gt
                          Operations Service                                                  e.com
                          Assurance
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------


6.     Billing
       -------

       Bell Atlantic Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                                             E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     Lynne Goetz          Billing Operations      972-791-4829          800-GTE-GRAM          Lynne.Goetz@gni.
                          Manager                 888-424-0238                                gte.com
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------


7.     Channel Management/Vendor Management
       ------------------------------------

       Bell Atlantic Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------
       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     Art Villasana        Group Manager -        972-791-4516           800-GTE-GRAM          Arthur.Villasana@
                          Channel Sales                                                       gni.gte.com
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

8.     New Services/Enhancements
       -------------------------

       Bell Atlantic Contacts

     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     ------------------------------------------------------------------------------------------------------------------
     Jeff Sherman         Group Manager -        972-791-4526           800-GTE-GRAM          Jeff.Sherman@gni.
                          Product Marketing                                                   gte.com
                          Management
     ------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------

9.     Forecasts
       ---------

       Bell Atlantic Contacts

     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     Art Villasana        Group Manager -        972-791-4516           800-GTE-GRAM          Arthur.Villasana@
                          Channel Sales                                                       gni.gte.com
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

10.    Presales Support
       ----------------

       Bell Atlantic Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     TBD
     ---
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------
       Genuity Contacts
     -----------------------------------------------------------------------------------------------------------------
     Name                 Title                  Telephone              Pager
                          -----                  ---------              -----
                                                                                              E-mail
     -----------------------------------------------------------------------------------------------------------------
     Art Villasana        Group Manager -        972-791-4516           800-GTE-GRAM          Arthur.Villasana@
                          Channel Sales                                                       gni.gte.com
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT J

                  NETWORK MANAGEMENT SYSTEM ATM REQUIREMENTS

GNI OSS Architecture                                        Attachment J
                                                ATM Network Management Requirements
                                                                        Version 1.0                                           [LOGO]
                                                                                                 Bell Atlantic Global Networks, Inc.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Service Information.
------------------------------------------------------------------------------------------------------------------------------------
 .    Service Order Information
 .    Service Availability
 .    MTTR
------------------------------------------------------------------------------------------------------------------------------------
                                                       Basic Configuration:
------------------------------------------------------------------------------------------------------------------------------------
Switch Information
------------------  ----------------
Switch Name           Physical Port
                    ----------------
Switch Location     Port Type
                    Bandwidth
                    Port Name
                                      -----------------
                    Slot ID             Logical Ports
                    Port ID              (UNI, NNIs)
                                      -----------------
                                      Port Type
                                                         ---------------------------------------------------------------------------
                                      Port Speed                                          PVCs
                                      Port Name          ---------------------------------------------------------------------------
                                                         PVC Name
                                                         VPI and VCI
                                                         QoS Category (deterministic or statistical)
                                                         Qos Class for Transmit and receive.
                                                         Service Category. (CBR, VBR...etc)
                                                         --------------------------------- -----------------------------------------
                                                                Receive                                 Transmit
                                                          For Each VPC and VCC                     For Each VPC and VCC
                                                         --------------------------------- -----------------------------------------
                                                                                Traffic Description Parameter

                                                        ----------------------------------------------------------------------------
                                                             CBR               VBR-rt         VBR-nrt         UBR          ABR
                                                        ---------------- ----------------- ------------- ------------ --------------
                                                         PCR              PCR               PCR           PCR          PCR
                                                         CDVT             SCR               SCR           SCR          CDVT
                                                                          MBS               MBS           MBS          MCR
                                                                          CDVT              CDVT          CDVT

------------------------------------------------------------------------------------------------------------------------------------

GNI OSS Architecture                                        Attachment J
                                                ATM Network Management Requirements
                                                                        Version 1.0                                           [LOGO]
                                                                                                 Bell Atlantic Global Networks, Inc.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Performance information:
------------------------------------------------------------------------------------------------------------------------------------
Switch
------  -------------
N/A     Physical Port
        -------------
        ES
        SES
                      -----------------------------------------------------
                          Logical Ports
                           (UNI, NNIs)
                      -----------------------------------------------------
                      .  ReceivedCells
                      .  DroppedReceivedCells
                                                                             -------------------------------------------------------
                      .  TransmittedCells                                                      PVCs
                                                                             -------------------------------------------------------
                      .  No of Cells in each direction. (for CLP=0+1)        .  No of Cells in each direction. (for CLP=0+1)
                      .  No of CLP=0 cells in each direction                 .  No of CLP=0 cells in each direction
                      .  No of tagged cells in each direction.               .  No of tagged cells in each direction.
                      .  No of cells discarded.                              .  CER (Cell Error ratio)
                      .  No of discarded cells due to buffer overflow.       .  CLR (Cell Loss ratio)
                      .  No of OAM cells.                                    .  CTD (Cell transfer Delay)
                      .  Link Utilization as percentage of the line speed.   .  CDV (Cell Delay Variation)
                      .  Mean Cell Transfer delay.                           .  PVC Utilization as percentage of the PCR.
                      .  Time elapsed since the UNI/NNI last entered         .  MCTD (Mean Cell Transfer delay).
                         active state.                                       .  Time elapsed since the VC last entered active
                      .  Usage Counts - Entire Channel                          state.
                      .  Utilization and Throughput - Entire Channel         .  End-to-End PVC Burst Advisor
                      .  Burst Advisor - Entire Channel                      .  Single-Ended PVC Usage Counts
                      .  Most Active Circuits - Entire Channel               .  End-to-End PVC Usage Counts
                      .  Most Overutilized Access Channels (Tx)              .  End-to-End PVC Utilization and Throughput
                      .  Most Overutilized Access Channels (Rx)              .  PVC Availability
                      .  Most Underutilized Access Channels (Tx)             .  PVC Data Delivery Ratio
                      .  Most Underutilized Access Channels (Rx)             .  PVC Round Trip Delay
                                                                             .  Most Overutilized PVCs
                                                                             .  Most Underutilized PVCs


------------------------------------------------------------------------------------------------------------------------------------
                                                   Fault Management information:
------------------------------------------------------------------------------------------------------------------------------------
               Switch
------------------------------------- ---------------------------------------
 .  Up or Down change Status              Physical Port
                                      ---------------------------------------
    Notification                       .  Operational status.
                                       .  Administrative Status.
                                       .  Up/Down change status notification.
                                                                                --------------------------------------
                                                                                           Logical Ports
                                                                                            (UNI, NNIs)
                                                                                --------------------------------------

GNI OSS Architecture                                        Attachment J
                                                ATM Network Management Requirements
                                                                        Version 1.0                                           [LOGO]
                                                                                                 Bell Atlantic Global Networks, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                       -------------------------------------------
                                              .   Operation Status
                                                                                     ----------------------------------------------
                                              .   Administrative status.                                PVCs
                                                                                     ----------------------------------------------
                                              .   Up/Down change status notification   .   Operation Status
                                              .   Communication alarms                 .   Administrative status.
                                              .   Congestion alarms                    .   Up/Down change status notification
                                                                                       .   Communication alarms
                                                                                       .   Congestion alarms

------------------------------------------------------------------------------------------------------------------------------------
                                                      Information Interfaces:
------------------------------------------------------------------------------------------------------------------------------------
1.   GNI systems will use Simple Network Management Protocol (SNMP), to access partner's network for service, configuration, fault and performance information, on a near real time basis.
2.   Statistical information must be available and refreshed in an agreed upon discrete interval (For example, every 15 minutes.
3.   Fault information should be available in the form of a SNMP trap. The trap must be available within a minute of its occurrence.
4.   Configuration information must be refreshed at least, once every twenty-four hours.
5.   Partner must retain the statistics and fault history at least up to 5 days. It is also preferred if the information is available via industry standard interfaces such as ODBC.
6.   Bell Atlantic Global Networks, inc., recommends that partners deploy highly available systems architecture for information access.
------------------------------------------------------------------------------------------------------------------------------------

                                  Attachment K

                             Acceptance Certificate

Program Executive
Bell Atlantic
Street Address
City, ST  ZIP Code

ACCEPTANCE CERTIFICATE
----------------------

[Date]


Dear Sir or Madam,

Genuity (name of) Service


Genuity is pleased to confirm our successful completion of Network Verification Tests for the following Premises site(s), in accordance with the Network Verification Test Procedure detailed in the Service Schedule between Bell Atlantic and Genuity , as described in the Agreement between us dated Date, Month, Year.

The following record of results is provided.

------------------------------------------------------------------------------
Bell Atlantic Order Reference       ABCDE

------------------------------------------------------------------------------
Date Tested
------------------------------------------------------------------------------
Network Interconnect                Street Address
------------------------------------------------------------------------------
B- end Site Address                 Street, City, ST

------------------------------------------------------------------------------
Circuit Speed                       Kbps or Mbps

------------------------------------------------------------------------------
End to End 24 hour BERT Test        X
------------------------------------------------------------------------------
Route                               Circuit path detail and Circuit Reference

------------------------------------------------------------------------------

Please indicate your confirmation of the Acceptance Tests outlined above by signing below and returning a copy of this Acceptance Certificate by fax to me at +1 xxx xxx xxxx or +1 8xx xxx xxxx

Yours sincerely,
                                   CONFIRMED AND AGREED:
Genuity Solutions Inc.             Bell Atlantic Corporation

By: ___________________________    By:    _________________________

Name: _________________________    Name:  _________________________

Title: ________________________    Title: _________________________

Date: _________________________    Date:  _________________________

                   PURCHASE, RESALE AND MARKETING AGREEMENT
                               SERVICE SCHEDULE
                    PURCHASE OF CAPACITY ON UNDERSEA CABLES

This Service Schedule is issued under the Purchase, Resale and Marketing Agreement between Bell Atlantic Corporation ("Bell Atlantic") and Genuity Solutions Inc. ("Genuity") dated ____________ ("the Agreement"). As stated below, the terms and conditions of the Agreement are incorporated herein by reference and made a part hereof. In the event of a conflict between the terms of this Service Schedule and the Agreement, the terms of this Service Schedule shall prevail. Capitalized terms are defined in the Agreement. Pursuant to
Section 1.1 of the Agreement, Genuity designates GTE Intelligent Network Services Incorporated as the Service Provider for provision of the undersea capacity Services under this Service Schedule.

1.   Capacity on ARCOS-1 Undersea Cable. Genuity will provide to a Bell Atlantic
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Authorized Affiliate capacity in the amount of an STM-1 on the Americas Region
Caribbean Ring System undersea cable ("ARCOS-1"), at Genuity's cost. Such cost will reflect a pro rata share of the costs incurred by Genuity associated with ARCOS-1, based on the percentage that the STM-1 constitutes of Genuity's total number of STM-1s (or equivalent) on ARCOS-1. The costs will include, but are not necessarily limited to, charges imposed under the ARCOS-1 Construction and Maintenance Agreement and collocation at the cablehead. Within five (5) business days of availability of undersea capacity Service on ARCOS-1, Genuity will provide the Bell Atlantic Authorized Affiliate with additional details concerning the costs and processes for provisioning such Services. The agreement set forth in this Service Schedule is based on the fact that the Genuity capacity commitment on ARCOS-1 was based in part on a commitment for the specified STM-1 by a Bell Atlantic affiliate. Provision of the capacity under this Agreement is intended to implement the parties' original understanding concerning the ARCOS-1 cable.

2.   Capacity on Americas III Undersea Cable. Genuity is currently participating
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in the negotiations of the Americas III Cable Network Construction and
Maintenance Agreement (C&MA). Upon substantial completion of the C&MA, Genuity and Bell Atlantic will discuss the options associated with obtaining capacity on Americas III, including whether one will sell or assign Americas III capacity to the other. Alternatively, each may sign the C&MA independently.

3.   Provisions Applicable to Undersea Cable Capacity. Sections 2, 4, 6, 9, 10,
     ------------------------------------------------
13 and 14 of the Agreement apply to the Provision of such undersea capacity Services as set out in this Service Schedule. The remaining provisions of the Agreement are superseded by this Service Schedule and by the terms of the applicable agreement governing the ARCOS-1 or Americas III cable. Payments for such undersea capacity Services do not apply toward the Purchase Commitment as described in Section 7.3 of the Agreement.


Bell Atlantic Corporation                    Genuity Solutions Inc.


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